UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

YOUNG INNOVATIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Common stock, par value $0.01 per share, of Young Innovations, Inc.

(2)	Aggregate number of securities to which transaction applies:

8,195,702 shares of Young Innovations, Inc. common stock, consisting of: (i) 7,916,202 shares of Young Innovations, Inc. common stock issued and outstanding as of December 12, 2012 (including shares of restricted stock that will vest upon consummation of the merger); and (ii) options to purchase 279,500 shares of Young Innovations, Inc. common stock outstanding as of December 12, 2012 with exercise prices less than $39.50 per share.

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Solely for purposes of calculating the registration fee, the maximum aggregate value of the transaction was calculated as the sum of (A) 7,916,202 shares of Young Innovations, Inc. common stock (which includes 163,967 shares of restricted stock that will vest upon consummation of the merger), multiplied by $39.50 per share and (B) 279,500 shares of Young Innovations, Inc. common stock subject to options with exercise prices less than $39.50, multiplied by $4.58 per share (which is the excess of $39.50 over the weighted average exercise price per share of $34.92). In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying 0.0001364 by the maximum aggregate value of the transaction.

(4)	Proposed maximum aggregate value of transaction:

$313,970,089.00

(5)	Total fee paid:

$42,825.52

☒	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

YOUNG INNOVATIONS, INC.

500 North Michigan Avenue, Suite 2204

Chicago, Illinois 60611

January 3, 2013

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders of Young Innovations, Inc., a Missouri corporation (“Young” or the “Company”), to be held on January 30, 2013, at 10:00 a.m., local time, at the offices of McDermott Will & Emery LLP, located at 227 West Monroe Street, Chicago, Illinois.

At the special meeting, you will be asked to (i) adopt an Agreement and Plan of Merger, dated as of December 3, 2012 (as it may be amended, the “merger agreement”), by and among Young Innovations Holdings LLC, a Delaware limited liability company (“Parent”), YI Acquisition Corp., a Missouri corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company, pursuant to which Merger Sub will be merged with and into the Company (the “merger”) with the Company surviving as a wholly owned subsidiary of Parent and (ii) cast an advisory (non-binding) vote to approve certain agreements or understandings with, and items of compensation that are based on or otherwise related to the merger payable to, certain Young named executive officers under agreements with the Company (the “golden parachute” compensation). Parent and Merger Sub are affiliates of Linden Capital Partners, a Chicago-based private equity firm that focuses on middle-market leveraged buyout investments in the healthcare and life science industries.

If the merger is completed, each share of Young common stock, par value $0.01 per share, that you own immediately prior to the effective time of the merger, other than as provided below, will be converted into the right to receive $39.50 in cash (the “per share merger consideration”), without interest and less applicable withholding taxes. The following shares of Young common stock will not be converted into the right to receive the per share merger consideration in connection with the merger: (a) shares of common stock owned by the Company, (b) shares of common stock owned by Parent, Merger Sub or any of their respective affiliates or (c) shares of common stock whose holders have not voted in favor of adopting the merger agreement and have demanded and perfected their appraisal rights under Section 351.455 of the General and Business Corporation Law of the State of Missouri. Immediately following the completion of the merger, Parent will own all of the Company’s issued and outstanding capital stock. As a result, the Company will no longer have its stock listed on NASDAQ and will no longer be required to file periodic and other reports with the Securities and Exchange Commission. After the merger, you will no longer have an equity interest in the Company and will not participate in any potential future earnings of the Company.

The Company’s Board of Directors has unanimously approved and authorized the merger agreement and the transactions contemplated by the merger agreement, including the merger, determined that the merger agreement is advisable and in the best interest of the Company’s shareholders, and recommends that you vote “FOR” adoption of the merger agreement. In arriving at its recommendations, the Company’s Board of Directors carefully considered a number of factors described in the accompanying Proxy Statement.

The Company’s Board of Directors also recommends that you vote “FOR” advisory (non-binding) approval of the “golden parachute” compensation. Adoption of the merger agreement and approval of the “golden parachute” compensation are subject to separate votes by the Company’s shareholders, and approval of the “golden parachute” compensation is not a condition to completion of the merger.

In considering the recommendation of the Company’s Board of Directors, you should be aware that some of the Company’s directors and executive officers have interests in the merger that are different from, or in addition to, the interests of the Company’s shareholders generally. These interests are described in more detail in the accompanying Proxy Statement.

If your shares are held in “street name” by your broker, bank or other nominee, then your broker, bank or other nominee will be unable to vote your shares without receiving instructions from you. You should instruct your broker, bank or other nominee to vote your shares, and you should do so following the procedures provided by your broker, bank or other nominee. Failure to instruct your broker, bank or other nominee to vote your shares will have the same effect as voting against adoption of the merger agreement and approval of the advisory non-binding vote on the “golden parachute” compensation.

If you do not hold your shares in “street name” and you complete, sign and return your proxy card without indicating how you wish to vote, then your proxy will be voted in favor of adoption of the merger agreement and approval of the “golden parachute” compensation. If you fail to return your proxy card and fail to vote at the special meeting, then the effect will be the same as a vote against adoption of the merger agreement and approval of the advisory non-binding vote on “golden parachute” compensation. Returning the proxy card does not deprive you of your right to attend the special meeting and vote your shares in person.

Your proxy may be revoked at any time before it is voted by submitting a later-dated proxy to the Company by Internet, by telephone or by mail, by submitting a written revocation to the Company’s corporate secretary prior to the vote at the special meeting, or by attending and voting in person at the special meeting. For shares held in “street name,” you may revoke or change your vote by submitting instructions to your bank, broker or other nominee.

Any holder of Young common stock who does not vote in favor of the adoption of the merger agreement will have the right to seek appraisal of the fair value of their shares of Young common stock in lieu of the per share merger consideration if the merger is completed, but only if (i) they submit a written demand for appraisal of their shares before the taking of the vote on the merger agreement at the special meeting and (ii) they comply with all requirements of Section 351.455 of the General and Business Corporation Law of the State of Missouri for exercising appraisal rights, which are summarized in the accompanying Proxy Statement.

The merger cannot be completed unless the holders of at least two-thirds of the outstanding shares of Young common stock adopt the merger agreement. Whether or not you plan to attend the special meeting, please complete, sign and return the enclosed proxy card or submit your proxy by following the instructions on the proxy card.

Thank you for your continued support.

Sincerely,

Alfred E. Brennan

Chairman of the Board of Directors and

Chief Executive Officer

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved the merger, passed upon the merits or fairness of the merger agreement or the transactions contemplated thereby, including the proposed merger, or passed upon the adequacy or accuracy of the information contained in this document or the accompanying Proxy Statement. Any representation to the contrary is a criminal offense.

The accompanying Proxy Statement is dated January 3, 2013 and is first being mailed to the Company’s shareholders on or about January 4, 2013.

YOUNG INNOVATIONS, INC.

500 North Michigan Avenue, Suite 2204

Chicago, Illinois 60611

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 30, 2013

To the Shareholders of Young Innovations, Inc.:

Notice is hereby given that a special meeting of shareholders of Young Innovations, Inc., a Missouri corporation (“Young” or the “Company”), will be held on January 30, 2013, at 10:00 a.m., local time, at the offices of McDermott Will & Emery LLP, located at 227 West Monroe Street, Chicago, Illinois, for the following purposes:

1.	To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of December 3, 2012 (as it may be amended, the “merger agreement”), by and among Young Innovations Holdings LLC, a Delaware limited liability company and an affiliate of Linden Capital Partners (“Parent”), YI Acquisition Corp., a Missouri corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company, providing for the merger of Merger Sub with and into the Company (the “merger”), with the Company surviving the merger as a wholly owned subsidiary of Parent;

2.	To consider and cast an advisory (non-binding) vote on a proposal to approve certain agreements or understandings with, and items of compensation payable to, the Company’s named executive officers that are based on or otherwise related to the merger (the “golden parachute” compensation);

3.	To consider and vote upon a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement; and

4.	To consider and vote upon any other matters that properly come before the special meeting or any adjournment or postponement thereof.

Only holders of record of Young common stock, par value $0.01 per share, at the close of business on January 2, 2013, the record date of the special meeting, are entitled to notice of, and to vote at, the special meeting or any adjournments or postponements of the special meeting.

The merger agreement, the merger and the “golden parachute” compensation arrangements are more fully described in the accompanying Proxy Statement, which the Company urges you to read carefully and in its entirety. A copy of the merger agreement is attached as Appendix A to the accompanying Proxy Statement, which the Company also urges you to read carefully and in its entirety.

The merger cannot be completed unless the holders of at least two-thirds of the outstanding shares of Young common stock approve the merger agreement. The approval of the “golden parachute” compensation is advisory (non-binding) and is not a condition to completion of the merger. Whether or not you plan to attend the special meeting, please complete, sign and return the enclosed proxy card or submit your proxy by Internet, by telephone or by mail following the instructions on the proxy card.

The affirmative vote of the holders of at least two-thirds of the shares of Young common stock outstanding and entitled to vote is necessary to adopt the merger agreement.

The Company’s Board of Directors has unanimously approved and authorized the merger agreement, and recommends that you vote “FOR” adoption of the merger agreement. The Company’s Board of Directors recommends that you vote “FOR” approval, on an advisory (non-binding) basis, of the “golden parachute” compensation payable to the Company’s named executive officers in connection with the merger.

Under the Missouri General and Business Corporation Law, the Company’s shareholders may exercise appraisal rights in connection with the merger.

Shareholders who do not vote in favor of the proposal to adopt the merger agreement and who comply with all of the other necessary procedural requirements under the Missouri General and Business Corporation Law will have the right to dissent from the merger and to seek appraisal of the fair value of their Young shares in lieu of receiving the per share merger consideration, as determined by any court of competent jurisdiction within the county in which the registered office of the surviving corporation is situated. For a description of appraisal rights and the procedures to be followed to assert them, shareholders should review the provisions of Section 351.455 of the General and Business Corporation Law of the State of Missouri, a copy of which is included as Appendix B to the accompanying Proxy Statement.

The affirmative vote of at least a majority of the shares present in person or represented by proxy and entitled to vote on the proposal is required for the approval of the advisory (non-binding) proposal on “golden parachute” compensation.

The Company urges you to read the Proxy Statement and merger agreement carefully and in their entirety.

If you have questions about the merger agreement or the merger, including the procedures for voting your shares, you should contact Katherine S. Cosic via telephone at (312) 644-4155 or via email at kcosic@ydnt.com. You may also call the Company’s proxy solicitor, Georgeson Inc., toll-free at 1 (888) 607-9107.

BY ORDER OF THE BOARD OF DIRECTORS,

Katherine S. Cosic

Corporate Secretary

January 3, 2013

Please do not send your Young common stock certificates to the Company at this time. If the merger is completed, you will be sent instructions regarding the surrender of your stock certificates.

Page
Effect of Termination; Fees and Expenses	77
Specific Performance	80
Amendment; Waiver	81
Third Party Beneficiaries	81
Governing Law	81
ADVISORY VOTE ON GOLDEN PARACHUTE COMPENSATION (PROPOSAL 2)	82
“Golden Parachute” Compensation & Equity Awards	82
Vote Required and Board of Directors Recommendation	82
ADJOURNMENT OF THE SPECIAL MEETING (PROPOSAL 3)	84
Adjournment of the Special Meeting	84
Vote Required and Board of Directors Recommendation	84
MARKETS AND MARKET PRICE	85
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	86
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	88
FUTURE SHAREHOLDER PROPOSALS	88
DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS	88
WHERE SHAREHOLDERS CAN FIND MORE INFORMATION	88

APPENDICES

Appendix A Agreement and Plan of Merger, dated as of December 3, 2012, by and among Young Innovations Holdings LLC, YI Acquisition Corp. and Young Innovations, Inc.

Appendix B Section 351.455 of the General and Business Corporation Law of the State of Missouri

Appendix C Opinion of Robert W. Baird & Co. Incorporated

Appendix  D       Voting Trust Agreement, dated December 3, 2012, by and among Young Innovations Holdings LLC, The George E. Richmond 2006 Irrevocable Trust, The George
E. Richmond Trust Under Agreement dated January 14, 1975, the Richmond Foundation, Alfred E. Brennan, and Arthur L. Herbst, Jr.

YOUNG INNOVATIONS, INC.

500 North Michigan Avenue, Suite 2204

Chicago, Illinois 60611

PROXY STATEMENT

This Proxy Statement contains information related to a special meeting of shareholders of Young Innovations, Inc. to be held on January 30, 2013, at 10:00 a.m., local time, at the offices of McDermott Will & Emery LLP, located at 227 West Monroe Street, Chicago, Illinois, and at any adjournments or postponements thereof. The Company is furnishing this Proxy Statement to the Company’s shareholders as part of the solicitation of proxies by the Company’s Board of Directors for use at the special meeting. At the special meeting, you will be asked to, among other things, consider and vote on the adoption of the merger agreement. This Proxy Statement is first being mailed to shareholders on or about January 4, 2013.

SUMMARY TERM SHEET

This following summary term sheet highlights selected information contained in this Proxy Statement and may not contain all of the information that is important to you. The Company urges you to read this entire Proxy Statement carefully, including the appendices, before voting. The Company has included section references to direct you to a more complete description of the topics described in this summary term sheet. You may obtain copies of the Company’s SEC filings without charge by following the instructions in “Where Shareholders Can Find More Information” beginning on page 88. Unless the context requires otherwise, references in this Proxy Statement to the “Company” or “Young” refer to Young Innovations, Inc., a Missouri corporation, references to “Parent” refer to Young Innovations Holdings LLC, a Delaware limited liability company, and references to “Merger Sub” refer to YI Acquisition Corp., a Missouri corporation.

•	Purpose of Shareholders’ Vote. You are being asked to:

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consider and vote upon a proposal (the “merger proposal”) to adopt the Agreement and Plan of Merger, dated as of December 3, 2012, by and among Parent, Merger Sub and the Company, as it may be amended from time to time, which is referred to in this Proxy Statement as it may so be amended, as the “merger agreement”. A copy of the merger agreement is attached hereto as Appendix A. Pursuant to the merger agreement, Merger Sub will be merged with and into the Company (the “merger”), and the Company will continue as the surviving corporation and become a wholly owned subsidiary of Parent. If the merger is completed, each issued and outstanding share of Young common stock, other than as provided below, will be converted into the right to receive $39.50 in cash, without interest and less applicable withholding taxes. The following shares of Young common stock will not be converted into the right to receive the per share merger consideration in connection with the merger: (a) shares of common stock owned by the Company, (b) shares of common stock owned by Parent, Merger Sub or any of their respective affiliates or (c) shares of common stock whose holders have not voted in favor of adopting the merger agreement and have demanded and perfected their appraisal rights under Section 351.455 of the General and Business Corporation Law of the State of Missouri (the “MGBCL”). See “The Special Meeting” beginning on page 21 and “The Merger (Proposal 1)” beginning on page 25; and

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approve on an advisory (non-binding) basis certain agreements and other items of compensation tied to or based on the merger payable to the Company’s named executive officers under arrangements with the Company (which is referred to in this Proxy Statement as the “golden parachute” compensation). See “Advisory Vote on Golden Parachute Compensation (Proposal 2)” beginning on page 82.

•	Required Vote of the Company’s Shareholders.

•	Under the MGBCL, the affirmative vote of the holders of at least two-thirds of the shares of Young common stock outstanding and entitled to vote is necessary to approve the merger agreement.

Abstentions and broker non-votes will have the same effect as a vote against adoption of the merger agreement.

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The affirmative vote of at least a majority of the shares present in person or represented by proxy and entitled to vote on the proposal is required for the approval of the advisory (non-binding) proposal on the “golden parachute” compensation. The vote to approve the “golden parachute” compensation is advisory only and will not be binding on the Company or Parent and is not a condition to completion of the merger. If the merger agreement is adopted by the shareholders and completed, the “golden parachute” compensation may be paid to the Company’s named executive officers even if shareholders fail to approve the golden parachute compensation. Abstentions are treated as a vote against the proposal to approve the “golden parachute” compensation if your shares are otherwise present in person or otherwise represented in proxy at the special meeting. However, broker non-votes (or other failures to vote) will have no effect on the proposal to approve the “golden parachute” compensation.

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The approval of the proposal to adjourn the special meeting if there are not sufficient votes to adopt the merger proposal requires the affirmative vote of shareholders holding a majority of the shares present in person or by proxy at the special meeting and entitled to vote thereon. See “The Special Meeting—Record Date; Shareholders Entitled to Vote; Quorum; Voting Information” beginning on page 21 and “Advisory Vote on Golden Parachute Compensation (Proposal 2)” beginning on page 82.

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Parties Involved in the Proposed Transaction.    The Company, a Missouri corporation headquartered in Earth City, Missouri, develops, manufactures and markets supplies and equipment used by dentists, dental hygienists, dental assistants and consumers. Parent is a Delaware limited liability company affiliated with Linden Capital Partners (“Linden”). Merger Sub is a Missouri corporation and a wholly owned subsidiary of Parent. Linden is a Chicago-based private equity firm focused on leveraged buyouts in the healthcare and life science industries. Both Parent and Merger Sub were formed for the sole purpose of entering into the merger agreement and consummating the transactions contemplated by the merger agreement. See “The Companies” beginning on page 17.

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Special Meeting.    The shareholders’ vote will take place at a special meeting to be held on January 30, 2013, at 10:00 a.m., local time, at the offices of McDermott Will & Emery LLP, located at 227 West Monroe Street, Chicago, Illinois. See “The Special Meeting” beginning on page 21.

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Conditions to the Merger.    The completion of the merger is subject to the satisfaction or waiver of conditions, which are described in “The Merger Agreement—Conditions to the Completion of the Merger” beginning on page 74. These conditions include, among others:

•	the adoption of the merger agreement by the holders of at least two-thirds of the outstanding shares of Young common stock;

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the absence of any order or law of any governmental entity that prohibits or otherwise makes illegal the consummation of the merger (provided, however, that the Company, Parent and Merger Sub shall have complied with their obligations under the merger agreement to cause any such order or law to be challenged, overturned, vacated or limited or ameliorate the efforts thereof);

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the expiration or termination of the regulatory waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), which waiting period was terminated as of December 26, 2012;

•	the absence of a material adverse effect on the Company;

•	the Company’s, Parent’s and Merger Sub’s performance in all material respects of their agreements and covenants in the merger agreement;

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the accuracy of the representations and warranties of the Company (subject to a material adverse effect qualification, except in certain cases where the accuracy of certain representations and warranties is subject to materiality or other qualifications); and

•	the accuracy of the representations and warranties of Parent and Merger Sub (subject to materiality qualifications).

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Closing.    The merger agreement provides that the closing of the merger is to take place on the second business day after the satisfaction or waiver of the conditions to closing (other than those conditions that by their terms are to be satisfied by action taken at the closing, but subject to the satisfaction or waiver of those conditions at the closing). For additional information on the see “The Merger Agreement—Closing and Effective Time of The Merger” beginning on page 58.

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Regulatory Approvals.    The merger cannot be completed until the Company and Parent each (i) file a notification and report form under the HSR Act and (ii) the applicable waiting periods have expired or been terminated. Early termination of the waiting period under the HSR Act with respect to the merger was granted on December 26, 2012. See “The Merger (Proposal 1)—Regulatory Approvals.”

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Record Date.    You are entitled to vote at the special meeting if you owned shares of Young common stock at the close of business on January 2, 2013, which is the record date for the special meeting. On the record date, 7,913,989 shares of Young common stock were outstanding and entitled to vote at the special meeting. See “The Special Meeting—Record Date; Shareholders Entitled to Vote; Quorum; Voting Information” beginning on page 21.

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Voting Information.    You will have one vote for each share of Young common stock that you owned at the close of business on the record date. If your shares are held in “street name” by a broker, you will need to provide your broker with instructions on how to vote your shares. Before voting your shares of Young common stock, you should read this Proxy Statement in its entirety, including its appendices, and carefully consider how the merger affects you. Then, submit your completed, dated and signed proxy by Internet, by telephone or by mail, as soon as possible so that your shares can be voted at the special meeting. For more information on how to vote your shares, please refer to “The Special Meeting—Record Date; Shareholders Entitled to Vote; Quorum; Voting Information” beginning on page 21.

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Board Recommendation.    The Company’s Board of Directors, after careful consideration, has unanimously approved and authorized the merger agreement and the transactions contemplated by the merger agreement, including the merger, determined that the merger agreement is advisable and in the best interests of the shareholders of the Company, and recommends that you vote “FOR” adoption of the merger agreement. The Company’s Board of Directors also recommends that you vote “FOR” approval of the “golden parachute” compensation. See “The Merger (Proposal 1)—Recommendation of the Company’s Board of Directors” beginning on page 30 and see “Advisory Vote on Golden Parachute Compensation (Proposal 2)” beginning on page 82.

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Opinion of Baird.    On December 3, 2012, in connection with the merger, the Company’s financial advisor, Robert W. Baird & Co. Incorporated (“Baird”), rendered its oral opinion, which opinion was subsequently confirmed in a written opinion dated December 3, 2012, to the Company’s Board of Directors to the effect that, as of that date and based upon and subject to the qualifications, limitations and assumptions stated in its written opinion, the per share merger consideration of $39.50 to be offered to the shareholders of the Company in the merger was fair, from a financial point of view, to such shareholders (other than Parent and its affiliates).

The full text of the written opinion, dated December 3, 2012, which sets forth, among other things, the assumptions made, procedures followed, factors considered and limitations upon the review undertaken by Baird in rendering its opinion, is attached as Appendix C to this Proxy Statement. The

Company encourages you to read the opinion carefully in its entirety. Baird’s opinion is addressed to the Company’s Board of Directors, addresses only the fairness, from a financial point of view, of the per share merger consideration to be offered to the shareholders of Young (other than Parent and its Affiliates) and does not constitute a recommendation to any shareholder of Young as to how such shareholder should vote with respect to the merger or any other matter.

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Financing of the Merger.    Parent has obtained equity commitments from Linden Capital Partners II LP and certain other co-investors (collectively, the “Investors”) to invest an aggregate of $125 million in Parent or Merger Sub. In addition, Parent has obtained the debt financing commitments from Madison Capital Funding LLC, Golub Capital LLC, on behalf of itself and/or one or more of its affiliates, and Ares Capital Corporation (the “Senior Lenders”) to provide senior secured financing facilities in an aggregate amount of $140.0 million, which will consist of a $130.0 million term loan facility and a $10.0 million revolving credit facility. Lastly, Parent has obtained the debt financing commitments from Maranon Capital, L.P., Audax Mezzanine Fund III, L.P. and CFIG Polished Co-Invest SPV, LLC (the “Mezzanine Investors”) to provide a mezzanine financing facility in an aggregate amount of $65.0 million. The aggregate proceeds from these equity and debt financing commitments (together with cash on hand of the Company at closing) are expected to be sufficient for Parent and Merger Sub to pay the aggregate merger consideration, the amounts payable with respect to the Company’s stock options and the Company’s restricted shares of common stock, and the related fees and expenses of the transactions contemplated by the merger agreement. The consummation of the merger is not subject to any financing conditions (although funding of the equity and debt financing is subject to the satisfaction of the conditions set forth in the commitment letters under which the financing will be provided). See “The Merger (Proposal 1)—Merger Financing” beginning on page 44.

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Limited Guarantee.    In connection with the merger agreement, Linden Capital Partners II LP has executed a limited guarantee in favor of the Company to guarantee, subject to the limitations described therein, 100% of the payment of any reverse termination fee that may become payable by Parent and Merger Sub following a termination of the merger agreement by the Company in specified circumstances. The guarantee is subject to an overall cap of $18.838 million. The Company is contractually entitled to require Linden Capital Partners II LP to perform under the guarantee. See “The Merger (Proposal 1)—Merger Financing” beginning on page 44.

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Interests of the Company’s Directors and Executive Officers in the Merger.    No shareholder is entitled to receive any special merger consideration. However, in considering the recommendation of the Company’s Board of Directors, you should be aware that some of the Company’s executive officers and directors have interests in the merger that may be different from your interests as a shareholder and that may present actual or potential conflicts of interest. These interests are discussed in “The Merger (Proposal 1)—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 46 and “Advisory Vote on Golden Parachute Compensation (Proposal 2)” beginning on page 82.

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Voting Trust.    In connection with the merger agreement, The George E. Richmond 2006 Irrevocable Trust, The George E. Richmond Trust Under Agreement dated January 14, 1975, the Richmond Foundation, Alfred E. Brennan, and Arthur L. Herbst Jr., all of whom are shareholders of the Company and collectively own approximately 30% of the issued and outstanding shares of Young common stock, entered into a Voting Trust Agreement with Parent, as voting trustee, in favor of Parent and Merger Sub (the “voting trust agreement”). In accordance with the voting trust agreement, these shareholders placed an aggregate of 2,345,691 shares of Young common stock into a voting trust, which is administered by Parent, as voting trustee. Under the terms of the voting trust agreement, Parent, as voting trustee, has the right, subject to the provisions of the voting trust agreement, to exercise all rights and powers of a shareholder in respect of the shares deposited thereunder. See “The Merger (Proposal 1)—Voting Trust Agreement With Certain Shareholders,”

beginning on page 51, and the voting trust agreement, a copy of which is attached as Appendix D to this Proxy Statement and incorporated by reference herein.

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Material U.S. Federal Income Tax Consequences of the Merger.    The merger will be a taxable event for United States (“U.S.”) federal income tax purposes. Each shareholder will generally recognize a taxable gain or loss equal to the difference between the consideration received (prior to reduction for any applicable withholding taxes) in the merger and the shareholder’s adjusted tax basis in the shares of Young common stock surrendered. See “The Merger (Proposal 1)—Material U.S. Federal Income Tax Consequences” beginning on page 53 for a discussion of material U.S. federal income tax consequences of the merger to shareholders. The tax consequences of the merger to you will depend on the facts of your own situation. You should consult your tax advisor for a full understanding of the tax consequences of the merger to you.

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Treatment of Outstanding Options and Restricted Stock.    Immediately prior to the effective time of the merger, each stock option issued under the Company’s equity compensation plans or programs, whether or not then exercisable or vested, will be cancelled and converted into the right to receive an amount in cash equal to, without interest and less applicable withholding taxes, the product of (i) the excess, if any, of $39.50 (the per share merger consideration) over the per share exercise price of the applicable stock option and (ii) the aggregate number of shares of common stock that may be acquired upon exercise of such stock option immediately prior to the effective time of the merger. Also at the effective time of the merger, each share of restricted stock granted under the Company’s equity compensation plans or programs will vest (to the extent not already vested) and each vested share of restricted stock will be converted into the right to receive an amount in cash equal to $39.50 (the per share merger consideration) per share of Young common stock underlying such share of restricted stock, without interest and less applicable withholding taxes. As of the date of this Proxy Statement, there are 163,967 shares of unvested restricted stock outstanding which will fully vest upon consummation of the merger.

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Appraisal Rights.    Shareholders who oppose the merger may exercise their right to seek appraisal of the fair value of their shares of Young common stock as determined by any court of competent jurisdiction within the county in which the registered office of the surviving corporation is situated if the merger is completed, but only if such shareholders do not vote in favor of adopting the merger agreement and otherwise comply with the procedures of Section 351.455 of the MGBCL, which is the appraisal rights statute applicable to Missouri corporations. A copy of Section 351.455 of the MGBCL is included as Appendix B to this Proxy Statement and the procedures are summarized in this Proxy Statement. See “The Merger (Proposal 1)—Appraisal Rights” beginning on page 51 and Appendix B to this Proxy Statement. This appraisal amount could be more than, the same as or less than the $39.50 per share merger consideration. Your failure to follow exactly the procedures specified under MGBCL will result in the loss of your appraisal rights.

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Anticipated Closing of the Merger.    The merger will be completed after all of the conditions to the merger, as detailed above, are satisfied or waived. The Company currently expects the merger to be completed prior to March 29, 2013, although the Company cannot assure completion by any particular date, if at all. The Company will issue a press release once the merger has been completed. See “The Merger Agreement—Conditions to the Completion of the Merger” beginning on page 74.

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Solicitations of Other Offers; “Go-Shop Period”.    Following the execution of the merger agreement and continuing until 11:59 p.m. (Chicago time) on January 12, 2013 (the “go-shop period”), the Company and its representatives were, subject to certain limitations specified in the merger agreement, permitted to initiate, solicit and encourage acquisition proposals from third parties, including by way of providing non-public information, and enter into, engage in and maintain discussions or negotiations with third parties with respect to acquisition proposals, or inquiries, proposals or offers or other efforts or attempts that could lead to an acquisition proposal. The Company and its representatives were permitted to continue to engage in the activities described in the previous sentence after the end of the go-shop period with respect to certain third parties that made acquisition proposals during the go-shop period that the Company’s Board of Directors determined were bona fide. Baird, on behalf of the Company, contacted 90 potential bidders as of the close of business on January 2, 2013. However, the Company has not received any acquisition proposals. Based on discussions with Baird and their feedback from the financial and strategic buyers contacted, the Company does not currently expect that an acquisition proposal from a third party will be made prior to January 12, 2013, the end of the go-shop period. As a result, the Board has determined that it was in the best interests of the shareholders to disseminate this Proxy Statement prior to January 12, 2013, the expiration of the go-shop period, and to hold the special meeting on January 30, 2013, thereby expediting (assuming the transaction is approved by the shareholders) the shareholders’ receipt of the merger consideration. The Company will continue to actively solicit, initiate, facilitate or encourage any inquiries regarding a possible acquisition proposal through the end of the go-shop period in accordance with the terms of the merger agreement. See “The Merger Agreement—Covenants of the Company—Solicitation of Acquisition Proposals; Fiduciary Out” beginning on page 66 and “The Merger Agreement—Effect of Termination; Fees and Expenses” beginning on page 77.

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No-Shop Provisions after “Go-Shop Period”.    Except as described in the previous bullet, starting at 12:00 a.m. (Chicago time) on January 13, 2013, the Company will become subject to customary “no-shop” provisions on its ability to solicit acquisition proposals from third parties and to provide information to and enter into, engage in and maintain discussions or negotiations with third parties regarding acquisition proposals. However, prior to the Company’s receipt of the approval of the merger agreement by the holders of at least two-thirds of the outstanding shares of Young common stock, the no-shop provision is subject to a “fiduciary out” provision that allows the Company to provide information and participate in discussions with respect to an unsolicited written acquisition proposal (or a proposal which was solicited during the go-shop period) that the Company’s Board of Directors has determined in good faith constitutes or would reasonably be expected to lead to a superior proposal and, subject to compliance with the terms of the merger agreement (including providing Parent and Merger Sub with prior notice and allowing Parent matching rights), to change its recommendation due to an intervening event or to approve, recommend or declare advisable, and authorize the Company to enter into an acquisition agreement with respect to a superior proposal. See “The Merger Agreement—Covenants of the Company—Solicitation of Acquisition Proposals; Fiduciary Out” beginning on page 66 and “The Merger Agreement—Effect of Termination; Fees and Expenses” beginning on page 77.

•	Termination. The merger agreement may be terminated before the completion of the merger in certain circumstances. See “The Merger Agreement—Termination” beginning on page 75.

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Termination Fees.    The merger agreement contains certain termination rights for both the Company and Parent. The merger agreement provides that, upon termination under specified circumstances, the Company would be required to pay Parent, a termination fee in an amount equal to $10.989 million (less any reimbursable expenses previously paid by the Company to Parent); however, in certain circumstances, if the termination occurs prior to the end of the go-shop period on account of a superior proposal, the Company would be required to pay Parent a termination fee equal to $5.494 million (less any reimbursable expenses previously paid by the Company to Parent). The merger agreement also provides that the Company will be required to reimburse Parent for certain expenses, up to a maximum of $1 million, upon termination under certain specified circumstances. Lastly, the merger agreement provides that Parent will be required to pay the Company a reverse termination fee equal to $18.838 million upon termination under certain specified circumstances. See “The Merger Agreement—Effect of Termination; Fees and Expenses” beginning on page 77.

•	Specific Performance. Under certain circumstances, a party may seek specific performance to require the other party to complete the merger. Each party will be entitled to specifically enforce the other party’s obligations to comply with its general covenants under the merger agreement. Additionally, the Company is contractually entitled to seek and obtain an injunction, specific performance and other equitable remedies to enforce Parent’s and Merger Sub’s obligations to cause the Investors to fund the equity commitment to Parent only if (i) Parent’s conditions to the closing of the merger and the mutual conditions to the closing of the merger (other than those conditions that by their nature are to be satisfied at closing) have been satisfied but for the failure of such equity commitments to be funded, (ii) the debt financing has been funded or will be funded at the closing if the equity financing is funded at the closing of the merger, and (iii) the Company has confirmed in a written notice to Parent that if the equity and debt financing are funded, then the Company would take all such actions that are within its control to cause the closing of the merger to occur. Additionally, the obligation of the Investors to fund the equity commitment is subject to the conditions set forth in the equity commitment letter. See “The Merger Financing—Equity Financing” beginning on page 44. If a termination fee or a reverse termination fee is due and payable to a party, such party is not entitled to require the other party to complete the merger. See “The Merger Agreement—Effect of Termination; Fees and Expenses” beginning on page 77 and See “The Merger (Proposal 1)—Merger Financing” beginning on page 44.

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Additional Information.    You can find more information about the Company in the periodic reports and other information the Company files with the Securities and Exchange Commission (the “SEC”). This information is available at the SEC’s public reference facilities and at the website maintained by the SEC at www.sec.gov and on the Company’s website at www.ydnt.com. For a more detailed description of the additional information available, see “Where Shareholders Can Find More Information” beginning on page 88.

QUESTIONS AND ANSWERS ABOUT THE MERGER AND

THE SPECIAL MEETING

The following questions and answers, which are for your convenience only, briefly address some commonly asked questions about the special meeting and are qualified in their entirety by the more detailed information contained elsewhere in this Proxy Statement. These questions and answers may not address all questions that may be important to you as a shareholder of Young. You should still carefully read this entire Proxy Statement, including the attached appendices.

Q:	Why am I receiving these materials?

A:	You are receiving this Proxy Statement and proxy card because you own shares of Young common stock. The Company’s Board of Directors is providing these proxy materials to give you information to determine how to vote in connection with the special meeting of the Company’s shareholders.

Q:	When and where is the special meeting?

A:	The special meeting will be held at 10:00 a.m. local time on January 30, 2013 at the offices of McDermott Will & Emery LLP, located at 227 West Monroe Street, Chicago, Illinois.

Q:	Upon what am I being asked to vote on at the special meeting?

A:	You are being asked to consider and vote upon the following proposals:

1.	to consider and vote upon the adoption of the merger agreement, pursuant to which Merger Sub will merge with and into the Company and the Company will continue as the surviving corporation and become a wholly owned subsidiary of Parent;

2.	to consider and cast an advisory (non-binding) vote to approve the “golden parachute” compensation payable to the Company’s named executive officers in connection with the merger;

3.	to consider and vote upon a proposal to approve the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement; and

4.	to consider and vote upon any other matters that properly come before the special meeting or any adjournment or postponement thereof.

Q:	Why is the merger being proposed?

A:	The Company’s purpose in proposing the merger is to enable shareholders to receive, upon completion of the merger, $39.50 per share in cash, without interest and less applicable withholding taxes. After careful consideration, the Company’s Board of Directors has unanimously (i) approved and declared advisable the merger agreement, the merger and the transactions contemplated by the merger agreement, (ii) declared that it is in the best interests of the shareholders of the Company that the Company enter into the merger agreement and consummate the merger on the terms and subject to the conditions set forth in the merger agreement, (iii) directed that the adoption of the merger agreement be submitted to a vote at a meeting of the shareholders of the Company and (iv) recommended that the shareholders of the Company vote “FOR” the adoption of the merger agreement. For a more detailed discussion of the conclusions, determinations and reasons of the Company’s Board of Directors for recommending that the Company undertake the merger on the terms of the merger agreement, see “The Merger (Proposal 1)—Recommendation of the Company’s Board of Directors,” beginning on page 30.

Q:	What will happen in the merger?

A:

In the merger, Merger Sub will be merged with and into the Company and the Company will continue as the surviving corporation and become a wholly owned subsidiary of Parent. As a result of the merger, Young common stock will no longer be publicly traded, and you will no longer have any interest in the Company’s future earnings or growth. In addition, Young common stock will be delisted from NASDAQ and deregistered under the Securities Exchange Act of 1934, as amended, and the Company will no longer be required file periodic reports with the SEC in each case in accordance with applicable law, rules and regulations.

Q:	What will I receive in the merger?

A:	If the merger is completed, you will be entitled to receive $39.50 in cash, without interest and less any applicable withholding taxes, for each share of Young common stock that you own immediately prior to the effective time of the merger. For example, if you own 100 shares of Young common stock, you will receive $3,950 in cash in exchange for your shares of Young common stock, without giving effect to any applicable withholding taxes. This does not apply to (i) shares held by any of the Company’s shareholders who are entitled to and who properly exercise, and do not properly withdraw, their appraisal rights under the MGBCL, (ii) shares held by the Company, or (iii) shares held by Parent, Merger Sub or any of their respective affiliates. You will not own any shares of the capital stock in the surviving corporation.

Q:	How does the per share merger consideration compare to the market price of Young common stock prior to announcement of the merger?

A:	The $39.50 per share merger consideration represents a premium of approximately 8.7% relative to the Company’s closing stock price on December 3, 2012, the last trading day before the announcement of the transaction, and 12.5% relative to the Company’s trailing 30-day average closing stock price for the period ended on December 3, 2012.

Q:	What is the recommendation of the Company’s Board of Directors?

A:	Based on the factors described in “The Merger (Proposal 1)—Recommendation of the Company’s Board of Directors,” the Company’s Board of Directors has unanimously approved the merger agreement and recommends that you vote “FOR” the merger agreement. In the opinion of the Company’s Board of Directors, the merger agreement and the terms and conditions of the merger are in the best interests of the Company and its shareholders. The Company’s Board of Directors also recommends that you vote “FOR” approval of the “golden parachute” compensation. See “The Merger (Proposal 1)—Recommendation of the Company’s Board of Directors” beginning on page 30 and “Advisory Vote on Golden Parachute Compensation (Proposal 2)” beginning on page 82.

Q:	Who will own the Company after the merger?

A:	Immediately following the merger, the Company will be a wholly owned subsidiary of Parent, an affiliate of Linden.

Q:	What are the consequences of the merger to present members of management and the Company’s Board of Directors?

A:	Shares of common stock owned by members of management and the Company’s Board of Directors will be treated the same as shares held by other shareholders. Options and restricted shares of Young common stock owned by members of management and the Company’s Board of Directors will be treated the same as outstanding options and restricted shares held by other employees. See “Treatment of Outstanding Options and Restricted Shares” in the Summary Term Sheet section above. For other payments and benefits to the Company’s named executive officers that are tied to or based on the merger, see “Advisory Vote on Golden Parachute Compensation (Proposal 2)” beginning on page 82.

Q:	Is the merger subject to the satisfaction of any conditions?

A:	Yes. The completion of the merger is subject to the satisfaction or waiver of the conditions described in “The Merger Agreement—Conditions to the Completion of the Merger” beginning on page 74. These conditions include, among others:

•	the adoption of the merger agreement by the holders of at least two-thirds of the outstanding shares of Young common stock;

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the absence of any order or law of any governmental entity that prohibits or otherwise makes illegal the consummation of the merger (provided, however, that the Company, Parent and Merger Sub shall have complied with their obligations under the merger agreement to cause any such order or law to be challenged, overturned, vacated or limited or ameliorate the efforts thereof);

•	the expiration or termination of the regulatory waiting period under the HSR Act, which waiting period was terminated as of December 26, 2012;

•	the absence of a material adverse effect on the Company;

•	the Company’s, Parent’s and Merger Sub’s performance in all material respects of their agreements and covenants in the merger agreement;

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the accuracy of the representations and warranties of the Company (subject to a material adverse effect qualification, except in certain cases where the accuracy of certain representations and warranties is subject to materiality or other qualifications); and

•	the accuracy of the representations and warranties of Parent and Merger Sub (subject to materiality qualifications).

Q:	Who can attend and vote at the special meeting?

A:	All holders of Young common stock at the close of business on January 2, 2013, the record date for the special meeting, will be entitled to vote (in person or by proxy) on the merger agreement at the special meeting or any adjournments or postponements of the special meeting.

Q:	What vote is required to approve the merger agreement?

A:	The merger agreement must be adopted by the affirmative vote of at least two-thirds of the shares of Young common stock outstanding on the record date. Because the required vote is based on the number of shares of Young common stock outstanding rather than on the number of votes cast, failure to vote your shares (including as a result of broker non-votes) and abstentions will have the same effect as voting against the adoption of the merger agreement. The Company urges you to either complete, execute and return the enclosed proxy card or submit your proxy or voting instructions by Internet, by telephone or by mail to assure the representation of your shares of Young common stock at the special meeting. A “broker non-vote” occurs when a broker does not have discretion to vote on the matter and has not received instructions from the beneficial holder as to how such holder’s shares are to be voted on the matter.

Q:	Have any shareholders already agreed to approve the merger?

A:	In connection with the merger agreement, The George E. Richmond 2006 Irrevocable Trust, The George E. Richmond Trust Under Agreement dated January 14, 1975, the Richmond Foundation, Alfred E. Brennan, and Arthur L. Herbst Jr., all of whom are shareholders of the Company and collectively own approximately 30% of the issued and outstanding shares of Young common stock, entered into a Voting Trust Agreement with Parent, as voting trustee, in favor of Parent and Merger Sub (the “voting trust agreement”). In accordance with the voting trust agreement, these shareholders placed an aggregate of 2,345,691 shares of Young common stock into a voting trust, which is administered by Parent, as voting trustee. Under the terms of the voting trust agreement, Parent, as voting trustee, has the right, subject to the provisions of the voting trust agreement, to exercise all rights and powers of a shareholder in respect of the shares deposited thereunder. The voting trusts will terminate upon the earlier to occur of: (i) termination by Parent, as voting trustee, in writing; (ii) upon the dissolution or written resignation of Parent, as voting trustee; (iii) upon the shareholders selling all of the shares subject to the voting trust; (iv) upon a “change of recommendation” (as defined in the merger agreement); (v) upon the entry, without the prior written consent of the shareholders, into any amendment or modification to the merger agreement or any waiver of any of the Company’s rights under the merger agreement, in each case, that results in a decrease in the merger consideration; (vi) the date of termination of the merger agreement; or (vii) March 29, 2013. See “The Merger (Proposal 1)—Voting Trust Agreement With Certain Shareholders,” beginning on page 51, and the voting trust agreement, a copy of which is attached to this Proxy Statement as Appendix D and incorporated herein by reference.

Other than the voting trust agreement, none of the Company’s shareholders have entered into a voting agreement with the Company to vote their shares of Young common stock in favor of the adoption of the merger agreement.

Q:	Why am I being asked to cast an advisory (non-binding) vote to approve “golden parachute” compensation payable to certain of the Company’s named executive officers in connection with the merger?

A:	The SEC rules require the Company to seek an advisory (non-binding) vote with respect to certain payments that will be made to the Company’s named executive officers in connection with the merger.

Q:	What is the “golden parachute” compensation?

A:	The “golden parachute” compensation is certain compensation that is tied to or based on the merger and payable to certain of the Company’s named executive officers. See “Advisory Vote on Golden Parachute Compensation (Proposal 2)” beginning on page 82.

Q:	What vote is required to approve the “golden parachute” compensation payable to certain of the Company’s named executive officers in connection with the merger?

A:	The affirmative vote of at least a majority of the shares present in person or represented by proxy and entitled to vote on the proposal is required for approval of the advisory (non-binding) proposal on “golden parachute” compensation.

Q:	What will happen if shareholders do not approve the “golden parachute” compensation at the special meeting?

A:	Approval of the “golden parachute” compensation is not a condition to completion of the merger. The vote with respect to the “golden parachute” compensation is an advisory vote and will not be binding on the Company or Parent. If the merger agreement is adopted by the shareholders and completed, then the “golden parachute” compensation may be paid to the Company’s named executive officers even if shareholders fail to approve the golden parachute compensation.

Q:	What is a quorum?

A:	A quorum will be present if holders of a majority of the outstanding shares of common stock entitled to vote on a matter at the special meeting are present in person or represented by proxy at the special meeting. If a quorum is not present at the special meeting, the special meeting may be adjourned or postponed from time to time until a quorum is obtained. If you submit a proxy, your shares will be counted to determine whether the Company has a quorum even if you abstain or fail to provide voting instructions on any of the proposals listed on the proxy card. If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares, these shares will be counted for purposes of determining the presence or absence of a quorum for the transaction of business.

Q:	How many votes do I have?

A:	You have one vote for each share of Young common stock that you own as of the record date.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes and separately count votes in respect of each proposal. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not receive instructions from the beneficial owner with respect to the merger proposal, or the proposal for “golden parachute” compensation, or the adjournment proposal, counted separately.

Because Missouri law requires the affirmative vote of holders of at least two-thirds of the outstanding shares of Young common stock to approve the adoption of the merger agreement, the failure to vote, broker non-votes and abstentions will have the same effect as voting “AGAINST” the merger proposal.

Because the advisory vote to approve the “golden parachute” compensation and approval of the adjournment proposal require the affirmative vote of at least a majority of the shares present in person or represented by proxy and entitled to vote thereon and thereat, abstentions will have the same effect as a vote “AGAINST” the “golden parachute” compensation and adjournment proposal, and broker non-votes will have no effect on the outcome of the “golden parachute” compensation and adjournment proposal. See “Adjournment of the Special Meeting (Proposal 3),” beginning on page 84.

Q:	How do I vote my Young common stock?

A:	Before you vote, you should read this Proxy Statement carefully and in its entirety, including the appendices, and carefully consider how the merger affects you. Then, mail your completed, dated and signed proxy card in the enclosed return envelope or submit your proxy by Internet, by telephone or by mail as soon as possible so that your shares can be voted at the special meeting. For more information on how to vote your shares, see “The Special Meeting—Record Date; Shareholders Entitled to Vote; Quorum; Voting Information” beginning on page 21.

Q:	What happens if I do not vote?

A:	The vote to adopt the merger agreement is based on the total number of shares of Young common stock outstanding on the record date, and not just the shares that are voted. If you do not vote, it will have the same effect as a vote “AGAINST” the merger proposal. If the merger is completed, whether or not you vote for the merger proposal, you will be paid the merger consideration for your shares of Young common stock upon completion of the merger, unless you properly exercise your appraisal rights. See “The Special Meeting” and “The Merger (Proposal 1)—Appraisal Rights” beginning on pages 21 and 51, respectively, and Appendix B to this Proxy Statement.

The vote to approve the “golden parachute” compensation is advisory only and will not be binding on the Company or Parent and is not a condition to completion of the merger. If the merger agreement is adopted by the shareholders and completed, the “golden parachute” compensation may be paid to the Company’s named executive officers even if shareholders fail to approve the golden parachute compensation.

Q:	If the merger is completed, how will I receive cash for my shares?

A:	If the merger agreement is adopted and the merger is consummated, and if you are the record holder of your shares of Young common stock immediately prior to the effective time of the merger (i.e., you have a stock certificate), then you will be sent a letter of transmittal to complete and return to a paying agent to be designated by Parent, referred to herein as the “paying agent.” In order to receive the $39.50 per share in cash, without interest and less any applicable withholding taxes, you must send the paying agent, according to the instructions provided, your validly completed letter of transmittal together with your Young stock certificates and other required documents as instructed in the separate mailing. Once you have properly submitted a completed letter of transmittal, you will receive cash for your shares. If your shares of Young common stock are held in “street name” by your broker, bank or other nominee, then you will receive instructions after the effective time of the merger from your broker, bank or other nominee as to how to effect the surrender of your “street name” shares and receive cash for those shares.

Q:	What happens to my stock options if the merger is completed?

A:	Immediately prior to the effective time of the merger, each stock option issued under the Company’s equity compensation plans, whether or not then exercisable or vested, will be cancelled and converted into the right to receive an amount in cash equal to, without interest and less applicable withholding taxes, the product of (i) the excess of $39.50 (the per share merger consideration) over the per share exercise price of the applicable stock option and (ii) the aggregate number of shares of common stock that may be acquired upon exercise of such stock option immediately prior to the effective time of the merger.

Q:	What happens to my restricted shares if the merger is completed?

A:	Immediately prior to the effective time of the merger, each share of restricted stock granted under the Company’s equity compensation plans or programs will vest (to the extent not already vested) and each vested share of restricted stock will be converted into the right to receive an amount in cash equal to $39.50 (the per share merger consideration) per share of Young common stock underlying such share of restricted stock, without interest and less applicable withholding taxes. As of the date of this Proxy Statement, there are 163,967 shares of unvested restricted stock outstanding which will fully vest upon consummation of the merger.

Q:	What happens if the merger is not completed?

A:	If the merger agreement is not adopted by the shareholders of the Company or if the merger is not completed for any other reason, the shareholders of the Company will not receive any payment for their shares of Young common stock in connection with the merger.

Instead, Young will remain an independent public company, Young common stock will continue to be listed and traded on NASDAQ and registered under the Exchange Act and the Company will continue to file periodic reports with the SEC. Under specified circumstances, the Company may be required to pay to Parent, or may be entitled to receive from Parent, a fee with respect to the termination of the merger agreement, as described under “The Merger Agreement—Effect of Termination; Fees and Expenses” beginning on page 77. In addition, under specified circumstances, the Company may be required to reimburse Parent for certain of its expenses, up to a cap of $1 million, as described under “The Merger Agreement—Effect of Termination; Fees and Expenses” beginning on page 77.

Q:	When should I send in my stock certificates?

A:	You should send your stock certificates together with the letter of transmittal after the merger is consummated and not now. You will receive the letter of transmittal following the consummation of the merger.

Q:	I do not know where my stock certificate is—how will I get my cash?

A:	The materials you are sent after the completion of the merger will include the procedures that you must follow if you cannot locate your stock certificate. This will include an affidavit that you will need to sign attesting to the loss of your stock certificate. The Company may also require that you provide a customary indemnity agreement to the Company in order to cover any potential loss.

Q:	What happens if I sell my shares of Young common stock before the special meeting?

A:	The record date for shareholders entitled to vote at the special meeting is earlier than the consummation of the merger. If you transfer your shares of Young common stock after the record date but before the special meeting, then you will, unless special arrangements are made, retain your right to vote at the special meeting, but will transfer the right to receive the merger consideration to the person to whom you transfer your shares.

Q:	If my shares are held in “street name” by my broker, bank or other nominee, will my broker, bank or other nominee vote my shares for me?

A:	Your broker will not vote your shares on your behalf unless you provide instructions to your broker on how to vote. You should follow the directions provided by your broker regarding how to instruct it to vote your shares. Without those instructions, your shares will not be voted, which will have the same effect as voting “AGAINST” the adoption of the merger agreement and the approval of the advisory (nonbinding) vote on the “golden parachute” compensation, but will have no effect for purposes of the proposals to adjourn the special meeting, if necessary or appropriate, or to solicit additional proxies. The instructions set forth below apply to shareholders of record (also referred to as “registered holders”) only and not those whose shares are held in the name of a nominee.

Q:	Will my shares held in “street name” or another form of record ownership be combined for voting purposes with shares I hold of record?

A:	No. Because any shares you may hold in “street name” will be deemed to be held by a different shareholder than any shares you hold of record, any shares so held will not be combined for voting purposes with shares you hold of record. Similarly, if you own shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership. Shares held by a corporation or business entity must be voted by an authorized officer of the entity. Shares held in an individual retirement account must be voted under the rules governing the account.

Q:	What does it mean if I receive more than one set of proxy materials?

A:	This means you own shares of Young common stock that are registered under different names or are in more than one account. For example, you may own some shares directly as a shareholder of record and other shares through a broker or you may own shares through more than one broker. In these situations, you will receive multiple sets of proxy materials. You must vote, sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the proxy cards that you receive in order to vote all of the shares you own. Each proxy card you receive comes with its own prepaid return envelope. If you submit your proxy by mail, make sure you return each proxy card in the return envelope that accompanies that proxy card.

Q:	What if I fail to instruct my broker?

A:	Without instructions, your broker will not vote any of your shares held in “street name.” Broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Broker non-votes will have exactly the same effect as a vote “AGAINST” the merger proposal but will have no effect on the advisory (non-binding) vote on “golden parachute” compensation or the vote on the adjournment proposal.

Q:	When do you expect the merger to be completed?

A:	In order to complete the merger, the Company must obtain the shareholder approval described in this Proxy Statement, and the other closing conditions under the merger agreement must be satisfied or waived. The parties to the merger agreement currently expect to complete the merger prior to March 29, 2013, although the Company cannot assure completion by any particular date, if at all. Because the merger is subject to a number of conditions, the exact timing of the merger cannot be determined at this time.

Q:	What are the U.S. federal income tax consequences of the merger?

A:	The merger will be a taxable event for U.S. federal income tax purposes. Each shareholder will generally recognize a taxable gain or loss in an amount equal to the difference between the consideration received in the merger (prior to reduction for any applicable withholding taxes) and the shareholder’s adjusted tax basis in the shares of Young common stock surrendered. See “The Merger (Proposal 1)—Material U.S. Federal Income Tax Consequences” beginning on page 53 for a discussion of the material U.S. federal income tax consequences of the merger to certain U.S. holders and certain non-U.S. holders. The tax consequences of the merger will depend on the facts of your own situation. You should consult your tax advisor for a full understanding of the tax consequences of the merger .

Q:	What happens if I do not return a proxy card by mail, vote via the Internet or telephone or attend the special meeting and vote in person?

A:	Your failure to return your proxy card by mail, vote via the Internet or telephone or attend the special meeting and vote in person, will have the same effect as a vote “AGAINST” adoption of the merger agreement.

Q:	May I vote in person?

A:	Yes. You may attend the special meeting and vote your shares in person whether or not you sign and return your proxy card. If your shares are held of record by a broker, bank or other nominee and you wish to vote at the special meeting, you must obtain a proxy from such record holder.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. You may revoke and change your vote at any time before your proxy card is voted at the special meeting. You can do this in one of three ways:

•	First, you can send a written notice to the Company’s corporate secretary stating that you would like to revoke your proxy;

•	Second, you can complete and submit a new proxy by Internet, by telephone or by mail; or

•	Third, you can attend the meeting and vote in person. Your attendance alone will not revoke your proxy.

If you have instructed a broker, bank or other nominee to vote your shares, you must follow directions received from your broker, bank or other nominee to change those instructions.

Q:	What rights do I have to seek a valuation of my shares?

A:	Under Missouri law, shareholders may exercise appraisal rights, but only if they do not vote in favor of the merger proposal and they otherwise comply with the procedures of Section 351.455 of the MGBCL, which is the appraisal statute applicable to Missouri corporations. See “Appraisal Rights” beginning on page 51. A copy of Section 351.455 of the MGBCL is included as Appendix B to this Proxy Statement.

Q:	What do I need to do now?

A:	You should carefully read this Proxy Statement, including the appendices in their entirety, and consider how the merger would affect you. Please complete, sign, date and mail your proxy card in the enclosed postage prepaid envelope as soon as possible so that your shares may be represented at the special meeting.

Q:	Who can help answer my questions?

A:	If you have questions about the merger agreement or the merger, including the procedures for voting your shares, you should contact Katherine S. Cosic via telephone at (312) 644-4155 or via email at kcosic@ydnt.com. You may also call the Company’s proxy solicitor, Georgeson Inc., toll-free at 1 (888) 607-9107.

INTRODUCTION

This Proxy Statement and the accompanying form of proxy are being furnished to the Company’s shareholders in connection with the solicitation of proxies by the Company’s Board of Directors for use at the special meeting to be held on January 30, 2013, at 10:00 a.m. local time at the offices of McDermott Will & Emery LLP, located at 227 West Monroe Street, Chicago, Illinois.

The Company is asking its shareholders to (i) vote on the adoption of the merger agreement, dated as of December 3, 2012, by and among the Company, Parent and Merger Sub and (ii) cast an advisory (non-binding) vote to approve “golden parachute” compensation payable under existing agreements to certain of the Company’s named executive officers in connection with the merger.

If the merger is completed, the Company will continue as the surviving corporation and, immediately following the merger, become a wholly owned subsidiary of Parent, and each share of Young common stock owned by the Company’s shareholders immediately prior to the effective time of the merger, other than as provided below, will be converted into the right to receive $39.50 per share in cash, without interest and less any applicable withholding taxes. The following shares of Young common stock will not be converted into the right to receive the per share merger consideration in connection with the merger: (a) shares of common stock owned by the Company, (b) shares of common stock owned by Parent, Merger Sub or any of their respective affiliates or (c) shares of common stock whose holders have not voted in favor of adopting the merger agreement and have demanded and perfected their appraisal rights under Section 351.455 of the MGBCL.

THE COMPANIES

Young Innovations, Inc.

The Company and its subsidiaries develop, manufacture and market supplies and equipment used by dentists, dental hygienists, dental assistants and consumers. The Company’s product offering includes disposable and metal prophylaxis (“prophy”) angles, prophy cups and brushes, dental micro-applicators, panoramic X-ray machines, moisture control products, infection control products, dental handpieces (drills) and related components, endodontic systems, orthodontic toothbrushes, flavored examination gloves, children’s toothbrushes, and children’s toothpastes.

The Company’s manufacturing and distribution facilities are located in Missouri, Illinois, California, Indiana, Wisconsin and Ireland.

The Company markets its products primarily in the U.S. The Company also markets its products in several international markets, including Canada, Europe, South America, Central America and the Pacific Rim. Sales outside the United States represented approximately 17% of the Company’s total net sales in 2011.

Please see the Company’s Annual Report on Form 10-K for a more complete description of the Company and its business.

Young Innovations, Inc.

500 North Michigan Avenue, Suite 2204

Chicago, Illinois 60611

Telephone: (312) 644-4155

Linden Capital Partners

Linden is a Chicago-based private equity firm focused on leveraged buyouts in the healthcare and life science industries. Linden’s investment strategy is based upon three elements: healthcare and life science industry specialization, integrated private equity and operating expertise, and strategic relationships with large corporations.

Linden LLC

111 South Wacker Drive

Suite 3350

Chicago, Illinois 60606

Attention: Anthony Davis and William Drehkoff

Telephone: (312) 506-5600

Young Innovations Holdings LLC

Parent is a Delaware limited liability company, and an affiliate of Linden, that was formed solely for the purpose of effecting the merger. At the effective time of the merger, Parent will be the direct parent of the surviving company resulting from the merger of Merger Sub into the Company. Parent has not conducted any activities other than those incidental to its formation and the transactions contemplated by the merger agreement.

Young Innovations Holdings LLC

c/o Linden LLC

111 South Wacker Drive

Suite 3350

Chicago, Illinois 60606

Attention: Anthony Davis and William Drehkoff

Telephone: (312) 506-5600

YI Acquisition Corp.

Merger Sub, a wholly owned subsidiary of Parent, is a Missouri corporation that was formed solely for the purpose of effecting the merger. At the effective time of the merger, Merger Sub will be merged with and into the Company and the name of the surviving company will be Young Innovations, Inc. Merger Sub has not conducted any activities other than those incidental to its formation and the transactions contemplated by the merger agreement. Upon the completion of the merger, Merger Sub will cease to exist.

YI Acquisition Corp.

c/o Linden LLC

111 South Wacker Drive

Suite 3350

Chicago, Illinois 60606

Attention: Anthony Davis and William Drehkoff

Telephone: (312) 506-5600

CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

This Proxy Statement, the documents incorporated by reference, as well as oral statements made or to be made includes and incorporates by reference statements that are not historical facts. These forward-looking statements are based on the Company’s current estimates and assumptions and, as such, involve uncertainty and risk. Forward-looking statements include the information concerning the Company’s possible or assumed future results of operations and the Company’s plans, intentions and expectations to complete the merger and also include those statements preceded or followed by the words “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “should,” “plans,” “targets” and/or similar expressions. They include statements relating to future revenue and expenses, the expected growth of the Company’s business and trends and opportunities in the Company’s markets.

These forward-looking statements include, among other things, whether and when the proposed merger will close and whether conditions to the proposed merger will be satisfied. These forward-looking statements also involve known and unknown risks, uncertainties and other factors that include, among others, the failure of the merger to be completed, the time at which the merger is completed, adoption of the merger agreement by the Company’s shareholders, and failure by the Company or by Parent or Merger Sub to satisfy conditions to the merger.

The forward-looking statements are not guarantees of future performance or that the merger will be completed as planned, and actual results may differ materially from those contemplated by these forward-looking statements. In addition to the factors discussed elsewhere in this Proxy Statement, other factors that could cause actual results to differ materially include industry performance, general business, economic, regulatory and market and financial conditions, all of which are difficult to predict. The risk factors discussed herein are also discussed in the documents that are filed by the Company with the SEC. These factors may cause the Company’s actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

Additionally, important factors could cause the Company’s actual results to differ materially from such forward-looking statements. Such risk, uncertainties and other important factors include, among others:

•	the satisfaction of the conditions to complete the merger, including the failure of the Company’s shareholders to approve the merger;

•	the amount of the costs, fees, expenses and charges related to the merger;

•	the potential adverse effect on the Company’s business and operations due to the Company’s compliance with certain of the Company’s covenants in the merger agreement;

•	the effect of the announcement of the merger on the Company’s customer and supplier relationships, operating results and business generally;

•	the Company’s inability to retain and, if necessary, attract key employees, particularly while the proposed merger is pending;

•	risks related to diverting management’s attention from ongoing business operations;

•	general economic and market conditions;

•	the risk of unforeseen material adverse changes to the Company’s business and operations;

•	the risk that required consents to the merger will not be obtained;

•	the risk that the merger may not be completed on the expected timetable, or at all, which may adversely affect the Company’s business and the share price of Young’s common stock;

•	litigation in respect of the merger;

•	risks relating to recent or future ratings agency actions or downgrades as a result of the announcement of the merger;

•	reduced access to capital markets as the result of the delisting of Young common stock on NASDAQ following consummation of the merger;

•

the execution of the merger agreement may impact the ability of the Company to consummate certain transactions in the Company’s mergers and acquisitions pipeline, as such transactions will require the consent of Parent; and

•

other risks and uncertainties in the Company’s filings with the SEC, including the risks set forth in “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (filed with the SEC on March 15, 2012), referred to as the “Form 10-K.” See “Where You Can Find More Information”.

These factors may cause the Company’s actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

Except to the extent required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained throughout this Proxy Statement.

All information contained in this Proxy Statement concerning Parent, Merger Sub, Linden Capital Partners II LP, Linden Capital Partners II-A LP and Linden has been supplied by Parent, Merger Sub and Linden, and has not been independently verified by the Company.

THE SPECIAL MEETING

Time, Place and Purpose of the Special Meeting

The enclosed proxy is solicited on behalf of the Company’s Board of Directors for use at a special meeting of the Company’s shareholders to be held on January 30, 2013, at 10:00 a.m., local time, or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying notice of special meeting. The special meeting will be held at the offices of McDermott Will & Emery LLP, located at 227 West Monroe Street, Chicago, Illinois.

At the special meeting, the Company’s shareholders are being asked to consider and vote upon a proposal to adopt the merger agreement. The Company’s shareholders are also being asked to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement. Further, the Company’s shareholders are being asked to cast an advisory (non-binding) vote to approve “golden parachute” compensation payable under existing agreements to the Company’s named executive officers in connection with the merger.

The Company does not expect a vote to be taken on any other matters at the special meeting or any adjournment or postponement thereof. If any other matters are properly presented at the special meeting or any adjournment or postponement thereof for consideration, however, the holders of the proxies will have discretion to vote on these matters in accordance with their best judgment.

Board Recommendation

The Company’s Board of Directors unanimously (a) approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement, including the merger, (b) determined that the merger agreement and the transactions contemplated by the merger agreement, including the merger, are in the best interests of the Company and the shareholders of the Company and (c) resolved to recommend that the shareholders of the Company adopt the merger agreement. For a discussion of the material factors considered by the Company’s Board of Directors in reaching its conclusions, see “The Merger (Proposal 1)—Recommendation of the Company’s Board of Directors” beginning on page 30.

The Company’s Board of Directors recommends that you vote “FOR” the proposal to adopt the merger agreement, “FOR” the proposal to approve the “golden parachute” compensation and “FOR” the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies.

Record Date; Shareholders Entitled to Vote; Quorum; Voting Information

Only holders of record of Young common stock at the close of business on January 2, 2013 are entitled to notice of and to vote at the special meeting. At the close of business on January 2, 2013, 7,913,989 shares of Young common stock were outstanding and entitled to vote. A list of the Company’s shareholders will be available for review at the Company’s executive offices during regular business hours after the date of this Proxy Statement and through the date of the special meeting. Each holder of record of Young common stock on the record date will be entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of Young common stock entitled to vote at the special meeting is necessary to constitute a quorum for the transaction of business at the special meeting.

All votes will be tabulated by the inspector of election appointed for the special meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes, if any.

If a shareholder’s shares are held of record by a broker, bank or other nominee and the shareholder wishes to vote at the special meeting, the shareholder must obtain from the record holder a proxy issued in the shareholder’s name. Brokers who hold shares in “street name” for clients typically have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. Absent specific instructions from the beneficial owner of the shares, however, brokers are not allowed to exercise their voting discretion with respect to the approval of non-routine matters, such as the merger agreement. Proxies submitted without a vote by brokers on these matters are referred to as “broker non-votes.” Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the special meeting.

Proxies received at any time before the special meeting and not revoked or superseded before being voted will be voted at the special meeting. If the proxy indicates a specification, it will be voted in accordance with the specification. If no specification is indicated, the proxy will be voted “FOR” adoption of the merger agreement, “FOR” the approval of the “golden parachute” compensation, “FOR” the approval of the proposal to adjourn the special meeting if there are not sufficient votes to adopt the merger agreement, and in the discretion of the persons named in the proxy with respect to any other business that may properly come before the special meeting or any adjournment or postponement of the special meeting.

Shareholders may also vote in person by ballot at the special meeting.

The affirmative vote of holders of at least two-thirds of the outstanding shares of Young common stock is required to adopt the merger agreement. Because adoption of the merger agreement requires the approval of shareholders representing at least two-thirds of the outstanding shares of Young common stock, failure to vote your shares of Young common stock (including failure to provide voting instructions if you hold through a broker, bank or other nominee) will have exactly the same effect as a vote against the adoption of the merger agreement. However, failure to vote your shares (including failure to provide voting instructions if you hold through a broker, bank or other nominee) will have no effect on the vote to approve the “golden parachute” compensation.

The vote to approve the “golden parachute” compensation is advisory only and will not be binding on the Company or Parent and is not a condition to consummation of the merger. If the merger agreement is adopted by the shareholders and completed, the “golden parachute” compensation may be paid to the Company’s named executive officers even if shareholders fail to approve the golden parachute compensation.

The approval of the proposal to adjourn the special meeting if there are not sufficient votes to adopt the merger agreement requires the affirmative vote of shareholders holding at least a majority of the shares present in person or by proxy at the special meeting and entitled to vote thereon.

The persons named as proxies may propose and vote for one or more adjournments of the special meeting, including adjournments to permit further solicitations of proxies.

Please do not send in stock certificates at this time. If the merger is completed, you will be sent a letter of transmittal regarding the procedures for exchanging the existing Company’s stock certificates for the payment of $39.50 per share in cash, without interest and less any applicable withholding taxes.

How You Can Vote

Each share of Young common stock outstanding at the close of business on January 2, 2013, the record date for shareholders entitled to vote at the special meeting, is entitled to one vote at the special meeting. The affirmative vote of holders of at least two-thirds of the outstanding shares of Young common stock is required to adopt the merger agreement. Because adoption of the merger agreement requires the approval of shareholders representing at least two-thirds of the outstanding shares of Young common stock, failure to vote your shares of Young common stock (including failure to provide voting instruction if you hold through a broker, bank or other nominee) will have exactly the same effect as a vote against the adoption of the merger agreement.

You may vote your shares in any of the following ways:

•

Submitting a Proxy by Mail.    If you choose to have your shares voted at the special meeting by submitting a proxy by mail, simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided.

•	Submitting a Proxy by Telephone. You can have your shares voted at the special meeting by submitting a proxy by telephone by calling the toll-free number on the proxy card until 11:59 p.m.

Eastern Time on January 29, 2013. You will then be prompted to enter the control number printed on your proxy card and to follow the subsequent instructions. Submitting a proxy by telephone is available 24 hours a day. If you submit a proxy by telephone with respect to a proxy card, do not return that proxy card.

•

Submitting a Proxy by Internet.    You can also have your shares voted at the special meeting by submitting a proxy via the Internet until 11:59 p.m. Eastern Time on January 29, 2013. The website for submitting a proxy via the Internet is www.proxyvote.com, and is available 24 hours per day. Instructions on how to submit a proxy via the Internet are located on the proxy card enclosed with this Proxy Statement. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and create an electronic voting form. If you submit a proxy via the Internet with respect to a proxy card, you should not return that proxy card.

•	Voting in Person. You can also vote by appearing and voting in person at the special meeting.

If you choose to have your shares of Young common stock voted at the special meeting by submitting a proxy, your shares will be voted at the special meeting as you indicate on your proxy card. If no instructions are indicated on your signed proxy card, all of your shares of Young common stock will be voted “FOR” the adoption of the merger agreement, “FOR” the approval of the “golden parachute” compensation and “FOR” the approval of the proposal to adjourn the special meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the proposal to adopt the merger agreement. You should return a proxy even if you plan to attend the special meeting in person.

Proxies; Revocation

Any person giving a proxy pursuant to this solicitation has the power to revoke and change it any time before it is voted. It may be revoked and/or changed at any time before it is voted at the special meeting by:

•	giving written notice of revocation to the Company’s corporate secretary;

•	submitting another proper proxy by Internet, by telephone or by a later-dated written proxy; or

•	attending the special meeting and voting by paper ballot in person. Your attendance at the special meeting alone will not revoke your proxy.

If your Young shares are held in the name of a bank, broker, trustee or other holder of record, including the trustee or other fiduciary of an employee benefit plan, you must obtain a proxy, executed in your favor from the holder of record, to be able to vote at the special meeting.

Expenses of Proxy Solicitation

The Company will pay the costs of soliciting proxies for the special meeting. Officers, directors and employees of the Company may solicit proxies; however, they will not be paid additional or special compensation for soliciting proxies. The Company will also request that individuals and entities holding shares in their names, or in the names of their nominees, that are beneficially owned by others, send proxy materials to and obtain proxies from, those beneficial owners, and will reimburse those holders for their reasonable expenses in performing those services. Georgeson Inc. has been retained by the Company to assist it in the solicitation of proxies, using the means referred to above, and will receive a fee of approximately $10,750. The Company will reimburse Georgeson Inc. for reasonable expenses and costs incurred by Georgeson Inc. in connection with its services and will indemnify Georgeson Inc. for certain losses.

Adjournments and Postponements

Although the Company does not expect to do so, if the Company has not received sufficient proxies to constitute a quorum or sufficient votes for adoption of the merger agreement, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies. The proposal to approve the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of a majority of the shares of Young common stock present or represented by proxy at the special meeting and entitled to vote on the matter. Any signed proxies received by the Company that approve the proposal to adjourn or postpone the special meeting will be voted in favor of an adjournment or postponement in these circumstances. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow shareholders who have already sent in their proxies to revoke them at any time prior to their use.

Rights of Shareholders Who Object to the Merger

Shareholders are entitled to statutory appraisal rights under the MGBCL in connection with the merger. This means that holders of Young common stock who do not vote in favor of the adoption of the merger agreement may be entitled to have the value of their shares determined by any court of competent jurisdiction within the county in which the registered office of the surviving corporation is situated, and to receive payment based on that valuation instead of receiving the $39.50 per share merger consideration. The ultimate amount received in an appraisal proceeding may be more than, the same as or less than the amount that would have been received under the merger agreement.

To exercise appraisal rights, a dissenting holder of Young common stock must submit a written demand for appraisal to the Company before the vote is taken on the merger agreement and must NOT vote in favor of the adoption of the merger agreement. Failure to follow exactly the procedures specified under the MGBCL will result in the loss of appraisal rights. See “The Merger (Proposal 1)—Appraisal Rights” beginning on page 51 and Appendix B to this Proxy Statement.

Other Matters

The Company’s Board of Directors is not aware of any business to be brought before the special meeting other than that described in this Proxy Statement. If, however, other matters are properly presented at the special meeting, the persons named as proxies will vote in accordance with their best judgment with respect to those matters.

Questions and Additional Information

If you have questions about the special meeting or the merger after reading this proxy, or if you would like additional copies of this Proxy Statement or the proxy card, you should contact the Company’s proxy solicitor, Georgeson Inc., toll-free at 1 (888) 607-9107.

THE MERGER (PROPOSAL 1)

Background of the Merger

Our board of directors and management periodically review and assess our long-term strategy and objectives, as well as developments in the markets in which we operate. Over the past several years, we have considered a diverse range of strategic alternatives with a view to increasing shareholder value, including potential opportunities for business combinations, acquisitions, the sale of certain product lines, stock repurchases and other strategic alternatives.

In early 2010, the Company engaged an investment banking firm (not Baird) to (i) analyze the business and financial condition of the Company and any potential acquisition targets, (ii) formulate a strategy and structural alternatives, and (iii) provide investment banking services in connection with negotiations and the consummation of a possible transaction. In February 2010, the investment banking firm made a presentation to the Board regarding strategic alternatives for the Company, potential merger partners, valuation multiples and acquisition funding. The investment banking firm recommended a list of potential merger targets to contact. After discussion with the Board and management, the investment banking firm was instructed to contact a number of potential targets to see if there was interest in pursuing a transaction.

Beginning April 2010 and continuing through June 2010, the investment banking firm contacted the identified potential targets and some additional targets. During this period the investment banking firm kept management updated on the discussions and management updated the Board members individually on status. At the June 2010 Board meeting, the investment banking firm made a presentation to the Board on the status of discussions with the potential targets. The investment banking firm reported to the Board that they had made contact with the targets and that they had not identified a viable transaction for a variety of reasons. The Board then discussed whether to investigate a potential sale transaction involving the Company and a list of possible acquirers. The investment banking firm was then instructed by the Board to begin the process of soliciting interest from potential acquirers, both financial and strategic. The engagement letter with the investment banking firm was amended in July 2010 to contemplate a possible sale of the Company.

In August 2010, the investment banking firm, on behalf of the Company, contacted approximately 30 strategic and approximately 45 financial firms to determine potential interest in merging with or acquiring the Company. That process resulted in the Company receiving preliminary indications of interest from one strategic buyer and six financial buyers. The Company provided diligence material and conducted management interviews with six of the parties in August and September 2010. The six financial buyers either dropped out of the process or submitted proposals that were not satisfactory to the Board from a financial perspective. The Company entered exclusive negotiations with the strategic buyer in September 2010.

The strategic buyer engaged in a significant amount of diligence and the Company and the strategic buyer along with their respective counsel engaged in negotiations regarding a definitive merger agreement during September and October. The parties were unable to reach agreement with the strategic buyer on final terms and, in October, the Board unanimously decided to cease further discussion with the strategic buyer regarding a possible sale of the Company. The Company continued to have limited discussions with the strategic buyer throughout 2011, but has not had any contact with the strategic buyer regarding a possible transaction in 2012. Given the lack of follow-up and interest expressed by the strategic buyer, the Board did not deem them to be a likely potential buyer. In addition, the Board also believed that the go-shop provision together with the lower termination fee during the go-shop period as set forth in the merger agreement allows the strategic buyer the opportunity to submit an offer if they are interested in acquiring the Company.

Following the 2010 process and in connection with its ongoing evaluation of the Company’s strategic alternatives, senior management continued to meet, from time to time, with a variety of different parties about a possible business combination with the Company. These parties included potential acquisition or merger candidates for the Company, as well as a variety of potential strategic and financial buyers.

In mid-September 2011, a partner at Linden contacted our President, Arthur L. Herbst, Jr. Shortly thereafter, our Chief Executive Officer, Alfred E. Brennan, and Mr. Herbst met with representatives of Linden. The goal of the meeting, from the Company’s perspective, was to continue to expand its network of sources of potential acquisition opportunities for the Company. During the meeting, Messrs. Brennan and Herbst reviewed the Company’s history and described its growth strategy.

In November 2011, representatives of Linden met with Messrs. Brennan and Herbst again to determine if Young would be interested in making an investment and/or acquiring a business (“Business X”). Young agreed to meet with the Chief Executive Officer of Business X to determine if there was a strategic fit with Young. In January 2012, Messrs. Brennan and Herbst met with the Chief Executive Officer of Business X at Linden’s offices. A subsequent meeting was arranged between the CEO of Business X and other members of Young’s management team.

In March 2012, Arthur Herbst met with a principal of Party B, a private equity firm with a reputation for managing businesses across a variety of manufacturing based industries, to get advice on the process for pursuing a transaction with a private equity firm. During that meeting, the principal expressed an interest in pursuing a potential transaction with Young.

In early April, Messrs. Brennan and Herbst met with Mr. Richard Bliss, a member of the Board of Directors of the Company, to get advice on managing the process of appropriately considering potential private equity and/or family office/private equity acquirers of the Company. In this meeting, Messrs. Brennan and Herbst reviewed the meetings they had held with various parties over the past few years in connection with the Company’s ongoing effort to explore strategic alternatives.

Following this meeting, Messrs. Brennan and Herbst met with representatives of Linden to relate that Young was not interested in a transaction with Business X. At that time, representatives of Linden inquired if Young would be interested in a transaction with another business (“Business Y”). Young indicated that it had previously unsuccessfully pursued a variety of strategic relationships with Business Y and, as a result, did not think there was an actionable opportunity at this time. Young indicated, however, that it would be interested in pursuing a transaction with Business Y, under certain circumstances, should it become actionable.

From April though execution of the merger agreement, Messrs. Brennan and Herbst kept the directors informed of the discussions with the various parties. In addition, the directors communicated with each other on the status of the discussions and the process.

In mid-April, Messrs. Brennan and Herbst met with the CEO of Party B to learn more about the history and operating philosophy of Party B. In early May, Messrs. Brennan and Herbst met with Party B and had preliminary discussions about the potential acquisition of the Company by Party B. Ultimately, Young and Party B decided not to continue discussions at that time.

In mid-May, Arthur Herbst met with a principal of another private equity group (“Party C”). Party C had recently expressed interest in the Company through representatives of Baird.

In mid-June, Messrs. Brennan and Herbst met with representatives of Linden to discuss a conversation a principal of Linden had with a board member of Business Y, which conversation confirmed that a transaction attractive to Young was not actionable at this time. At that meeting, Linden expressed an interest in acquiring Young independent of any other transaction. Messrs. Brennan and Herbst indicated they would communicate Linden’s interest in pursuing a transaction with the Company at the upcoming Board meeting in July.

In late June, Messrs. Brennan and Herbst met with additional representatives of Party C and had preliminary conversations about the potential acquisition of the Company by Party C. In early July, Mr. Herbst met with representatives of Party C to continue the preliminary discussions. Ultimately, Young and Party C decided not to continue discussions at that time.

At the Company’s board meeting on July 17, 2012, the Board appointed two of its independent directors, Messrs. Bremer and Bliss, to provide guidance, input and oversight to senior management with respect to engaging a financial advisor to assist the Company in assessing a variety of strategic alternatives, including a potential transaction with Linden, and being involved in discussions with potential buyers.

On July 26, 2012, Young retained Baird to act as its exclusive financial advisor after initial discussions had progressed regarding Linden’s interest in acquiring the Company. Baird’s role was to provide financial advice and assistance, and investment banking services in connection with a review of the Company’s strategic alternatives, including the possible sale of the Company.

On August 3, 2012, representatives from Baird conducted a telephonic conversation with the lead independent director from Young, the Company’s external counsel, McDermott Will and Emery LLP (“McDermott”), and senior management to discuss the Company’s interaction with Linden to-date and potential next steps. In addition, the parties discussed roles and responsibilities, highlighted potential diligence initiatives requested by Linden and its advisors, and agreed upon a tentative timeline for the process.

On August 4, 2012, representatives from Linden had an introductory telephone conversation with Baird to communicate its rationale for a potential acquisition of Young and its proposed plan of diligence, including initial work streams of accounting, tax and operations.

On August 7, 2012, representatives from Linden and Baird had a call to establish preliminary parameters around diligence and the Board’s expectations for an initial indication of interest. Linden was instructed that its indication would need to include, but not be limited to, valuation, financing, and remaining confirmatory diligence. In addition to the process discussion, Linden reviewed its ability to finance the transaction, both from an equity and debt perspective.

On August 9, 2012, representatives from Linden presented to Baird two alternative paths for its diligence via teleconference. Linden could (1) launch quality of earnings review and submit an indication of interest by the end of August, or (2) simultaneously launch the quality of earnings review and operational consulting engagements, provide clarity on its anticipated financing structure, and then submit an indication of interest by the end of September.

On August 13, 2012, representatives from Baird discussed Linden’s two alternatives with Young’s senior management and select members of the Board to determine the preferred alternative. The Company decided that the second alternative was its preferred approach because it would be more likely to result in a more definitive offer.

On August 14, 2012, Baird launched Young’s electronic data room and made the data room accessible to representatives from Linden and their advisors. Linden’s advisors included financial and tax advisors and operations consultants. Beginning August 14, 2012 through the date of signing of the merger agreement, the Company provided Linden and its lenders, consultants and counsel with diligence materials and met with Linden, their consultants and lenders on multiple occasions, including weekly update calls with Linden.

On August 17, 2012 and on August 20, 2012, representatives from Linden’s operations consultants, Linden, Young and Baird had telephone calls to discuss the scope of Linden’s operations consultants’ operational analysis and determine the amount of time and resources required to provide the necessary information. As a result of those calls, several in-person meetings were scheduled to facilitate Linden’s operations consultants’ operational diligence efforts, including a meeting at Young’s offices on August 21, 2012, and site visits to four of Young’s manufacturing plants in Earth City, MO, Grafton, WI, Algonquin, IL and Fort Wayne, IN.

On August 29, 2012, in connection with Linden’s accounting and tax consultants’ financial and tax analysis, representatives from the Company, Linden’s accounting and tax consultants, Linden and Baird met to review Linden’s accounting and tax consultants’ quality of earnings analysis-to-date and answer outstanding financial and tax diligence questions.

On August 29, 2012, representatives from McDermott, Linden’s counsel, Kirkland & Ellis LLP (“Kirkland & Ellis”), and Baird had a telephone call to discuss change of control payments.

On September 4, 2012, representatives from the Company, Linden, Linden’s operations consultants and Baird had an in-person meeting to discuss the breakdown of the Company’s selling, general and administrative costs, as well as the administrative functions performed both at corporate and the plants. In addition, the parties discussed operational and corporate cost savings initiatives.

On September 6, 2012, representatives from McDermott, Baird and the Company had a telephone call to discuss the benefits and considerations associated with alternative deal structures, i.e., tender offer versus a cash merger.

On September 10, 2012, Baird had a telephone conversation with the lead independent board member and McDermott to provide an update on the potential transaction. The lead independent board member was informed that diligence was progressing quickly and Baird anticipated that Linden would submit an indication of interest before the end of the month.

On September 12, 2012, representatives from Young, Linden and Baird met in person to review Linden’s accounting and tax consultants’ and Linden’s operations consultants’ preliminary findings.

From September 13 - 17, 2012, representatives from the Company conducted in-person meetings in Chicago (both at the Company’s office and Baird’s office) with Linden’s potential debt and equity financing sources. During these meetings, the parties reviewed the Company’s investor presentations made available on its website.

On September 18, 2012, representatives from Young, Linden and Baird met in person to review the reports from Linden’s accounting and tax consultants’ quality of earnings and Linden’s operations consultants’ operational analysis.

On September 19 - 21, 2012, representatives from Linden and Baird had several telephone calls to discuss Linden’s preliminary views around price, deal structure (e.g., tender offer versus cash merger), due diligence, required approvals and expected conditions to close in anticipation of Linden submitting its indication of interest and management transition.

On September 21, 2012, Linden submitted to Baird an indication of interest to acquire 100% of the Company for a price of $37.00 - $37.75 per share. Its indication provided detail on Linden’s material assumptions with respect to the offer price, financing sources, completed and outstanding diligence, timing to close, management transition, closing conditions and approvals, and a request for exclusivity.

On September 22, 2012, Young senior management and representatives from Baird had a telephone conversation to review Linden’s indication of interest prior to the scheduled special board meeting on September 24, 2012.

On September 23, 2012, representatives from Baird had a conversation with representatives from Linden to clarify several elements on their indication of interest.

On September 24, 2012, representatives from Baird presented Linden’s initial indication of interest, in conjunction with a valuation assessment, to the Board. During the discussion, Baird described Linden’s plan to finance the transaction through a combination of equity (provided by Linden, its affiliates and select third party relationships) and third-party debt. In addition, although Linden had completed a significant amount of work to date, Linden needed to complete confirmatory diligence (legal, regulatory, HR / benefits, environmental, real estate and IT). Linden anticipated a cash merger process facilitated by a shareholder vote, and they proposed a 30-day exclusivity period to complete their work.

In addition, at the board meeting Baird reviewed its valuation analysis of the Company using several different valuation techniques, including a discounted cash flow, trading comparable company analysis, transaction comparable company analysis, leverage buyout analysis and a projected stock price analysis. The Board had extensive questions of Baird and engaged in a thorough discussion of Linden’s offer and the Company’s implied valuation. The Board determined that certain terms of Linden’s offer were not acceptable and instructed Baird to communicate to Linden that there was no transaction at the proposed offer price and terms.

On September 25 - 26, 2012, representatives from Baird communicated to Linden that its indication of interest was unacceptable to the Board.

On September 27, 2012, representatives from Young, Linden and McDermott met to further discuss transition plans for the business and the senior management team.

Between September 27, 2012 and October 1, 2012, Baird and Linden had several discussions regarding the purchase price for the Company. Linden increased its offer price to $38.75 per share. On October 1, 2012, Baird presented the updated offer price per share via teleconference to the Board. The Board determined that certain terms of Linden’s updated offer remained unacceptable. The Board then instructed Baird to inform Linden that in conjunction with a higher offer price per share, Linden would also need to provide clarification around (1) transition of the business to Linden, (2) timing of consummating a transaction, and (3) the exclusivity period.

On October 1, 2012, the Board instructed Baird (via teleconference) to inform Linden that in conjunction with a higher offer, Linden would need to provide clarification around (1) transition of the business to Linden, (2) timing of a transaction and (3) the exclusivity period.

On October 2, 2012, representatives from Baird delivered the Board’s message to Linden.

On October 3, 2012, representatives from Linden had an in-person meeting with the Company’s senior management to discuss in more detail Linden’s preliminary plans for the growth and transition of the business. Following that meeting, Young’s senior management communicated to Baird that they had a better understanding of Linden’s vision for the Company and were in a position to support Linden’s transition plan to the Board.

On October 5, 2012, Linden orally offered to Baird a “best and final” price of $39.25 per share, less a dollar-for-dollar reduction for any declared or paid special dividends prior to close and a 20-day exclusivity period to complete its confirmatory due diligence, negotiate the definitive agreement, and complete the transition plan.

On October 10, 2012, Baird presented Linden’s updated offer to the Board via teleconference. After deliberating about the updated bid, the Board approved granting exclusivity to Linden, and the Company signed Linden’s exclusivity agreement on October 11, 2012.

On October 16, 2012, representatives from Young and Linden met to discuss remaining diligence and outstanding transition plans for senior and operational management.

Throughout the remainder of October and November, Linden engaged several third-party advisors to complete confirmatory diligence, including Kirkland & Ellis and certain other legal, regulatory, HR, insurance, employee benefits, environmental, real estate and IT consultants.

On October 22, 2012, there was a special meeting of the Board in which representatives from Baird discussed a variety of potential strategic alternatives for the Company. The board had extensive questions of Baird and engaged in a thorough discussion of strategic alternatives for its consideration. Based upon the discussion, the Board determined that it was committed to working with Linden to see if it was possible to come to terms on a transaction.

In connection with Linden’s legal diligence, representatives from the Company, Linden, Kirkland & Ellis and Baird scheduled calls to review outstanding legal diligence questions between October 30, 2012 and November 1, 2012.

Between October 11, 2012 and December 3, 2012, the Company, McDermott, Kirkland & Ellis and senior management engaged in extensive negotiations regarding and exchanged multiple drafts of a proposed merger agreement and related documents. Mr. Bliss was kept up to date on all negotiations and provided input to McDermott and senior management with respect to certain deal terms.

Since the beginning of the process in 2010 and to date, the Company has not received a proposal (other than from Linden), nor did the various discussions we had with a variety of parties, including the strategic buyer, suggest the possibility of generating a proposal, that would equal or exceed the per share merger consideration offered by Linden.

On November 7, the Board held a telephonic meeting to review the status of the transaction. Senior management, McDermott, Mr. Bliss and Baird provided the Board with the update of the process to date, open issues and transaction timing.

On November 19, 2012, representatives from Young, Baird and Linden met to discuss outstanding transition issues.

On November 24, 2012, after completing the majority of its diligence and based on discussions with Baird and senior management, Linden orally updated its offer price per share to $39.50.

The merger agreement permits the Company until 11:59 p.m. (CST) on January 12th, to, directly or indirectly, (i) solicit, initiate, facilitate or encourage any inquiries regarding, or the making of any proposal or offer that constitutes, a proposal to acquire the Company, including by way of providing access to the officers, directors, employees, agents, properties, books and records of the Company and its subsidiaries and access to non-public information and (ii) continue, enter into and maintain discussions or negotiations with respect to an acquisition proposal or other proposals that could lead to acquisition proposals or otherwise cooperate with or assist or participate in, or facilitate any such discussions or negotiations. The Board instructed Baird to develop a comprehensive process to seek alternative bids for the Company during the go-shop period. Baird, based on its knowledge of the industry and its prior work with the Company, identified 62 potential financial buyers and 28 potential strategic buyers, including the strategic buyer the Company entered into exclusive negotiations with in 2010. Following the announcement of the merger on December 4, 2012, Baird began contacting the identified financial and strategic buyers later that day.

Of the 62 potential financial buyers contacted during the go-shop period, 10 executed confidentiality agreements during the three weeks ended December 21, 2012. Baird communicated to each of these buyers that the Company was looking for indications of interest to acquire the Company by December 28, 2012. Each party was granted access to our due diligence materials through an online data room and representatives from Baird held discussions with each party. These discussions did not result in any proposal regarding a possible acquisition of the Company being submitted as of the close of business on January 2, 2013.

Of the 28 potential strategic buyers contacted during the go-shop period, three executed confidentiality agreements during the three weeks ended December 21, 2012. Baird communicated to each of these buyers that the Company was looking for indications of interest to acquire the Company by December 28, 2012. Each party was granted access to our due diligence materials through an online data room and representatives from Baird held discussions with each party. These discussions did not result in any proposal regarding a possible acquisition of the Company being submitted as of the close of business on January 2, 2013.

On January 3, 2013, we issued a press release indicating that, despite conducting an active and extensive solicitation of potentially interested parties, the Company had not received any alternative acquisition proposals from a third party as of the close of business on January 2, 2013.

Based on discussions with Baird and their feedback from the financial and strategic buyers contacted, the Company does not currently expect that an acquisition proposal from a third party will be made prior to January 12, 2013, the end of the go-shop period. As a result, the Board has determined that it was in the best interests of the shareholders to disseminate this Proxy Statement prior to January 12, 2013, the expiration of the go-shop period, and to hold the special meeting on January 30, 2013, thereby expediting (assuming the transaction is approved by the shareholders) the shareholders’ receipt of the merger consideration. The Company will continue to actively solicit, initiate, facilitate or encourage any inquiries regarding a possible acquisition proposal through the end of the go-shop period in accordance with the terms of the merger agreement.

Recommendation of the Company’s Board of Directors

After careful consideration, the Company’s Board of Directors, on December 3, 2012, unanimously (i) approved and declared advisable the merger agreement, the merger and the transactions contemplated by the merger agreement, (ii) declared that it is in the best interests of the shareholders of the Company that the Company enter into the merger agreement and consummate the merger on the terms and subject to the conditions set forth in the merger agreement, (iii) directed that the adoption of the merger agreement be submitted to a vote at a meeting of the shareholders of the Company and (iv) recommended to the shareholders of the Company that they vote “FOR” the adoption of the merger agreement.

In reaching its determination, the members of the Company’s Board of Directors consulted with the Company’s management, as well as the Company’s outside financial and legal advisors, considered the short-term and long-term interests and prospects of the Company and its shareholders, and considered a number of factors, including, among others, the following:

•	the historical and projected financial condition, results of operation and cash flows of the Company and the Company’s current and projected liquidity position;

•

the presentation by the Company’s senior management regarding the current and future prospects for the Company’s businesses, including the availability of appropriate strategic and acquisition opportunities, and the Company’s long-term strategy, the Company’s competitive position and general economic and stock market conditions;

•

the Company’s Board of Directors’ knowledge of the Company’s businesses, assets, financial condition, results of operations and prospects (as well as the risks involved in achieving those prospects), the nature of the Company’s businesses and the industries in which the Company competes and the market for Young common stock;

•

the Company’s financial and strategic plan and the initiatives and the potential execution risks associated with such plan, and the effects of the economy on the Company specifically, and on the Company’s industries generally, and in connection with these considerations, the attendant risk that, if the Company did not enter into the merger agreement, the price that might be received by the Company’s shareholders selling stock of the Company in the open market, both from a short-term and long-term perspective, could be less than the $39.50 in cash per share merger consideration;

•	the previous discussions with financial and strategic buyers during the last two years;

•

the current condition of the financial markets, including the availability of committed financing (subject to limited restrictions) for the merger, and the risk, in the future, of deterioration in such conditions;

•

the historical market prices of Young common stock and recent trading activity, including the fact that the $39.50 in cash per share merger consideration represents a premium of approximately 9.2% relative to the Company’s closing stock price on November 30, 2012, the last trading day before the meeting of the Company’s Board of Directors, and 12.9% relative to the Company’s trailing 30-day average closing stock price for the period ended on November 30, 2012;

•

the Company’s Board of Directors’ belief, based on the factors described above, that the $39.50 in cash per share merger consideration would result in greater value to the Company’s shareholders than the available alternatives;

•

the fact that the consideration to be paid pursuant to the merger agreement would be all cash, which would provide certainty and immediate value to the Company’s shareholders, including because shareholders will not be exposed to the risks and uncertainties relating to the Company’s prospects;

•

Linden’s focus and experience in the healthcare industry and in particular their experience in the dental industry, as well as the Company’s Board of Directors belief that Linden was capable of financing and consummating the merger and would effectively transition the business;

•

the fact that Linden had done extensive diligence including retaining a number of outside consultants and advisors, demonstrating to the Board that Linden understood the Company and its business and was committed to consummating the transaction;

•

in accordance with Missouri law the Company’s Board of Directors can consider factors beyond the purchase price offered, including the social, legal and economic effect on employees, suppliers, customers and others and the Company’s Board of Directors’ belief that the transaction proposed by Linden will have a positive effect on the Company’s employees and its business following consummation of the merger;

•

the oral opinion of Baird rendered on December 3, 2012, which opinion was subsequently confirmed in a written opinion dated December 3, 2012, to the Company’s Board of Directors to the effect that, as of that date and based upon and subject to the qualifications, limitations and assumptions stated in its written opinion, the per share merger consideration of $39.50 to be offered to the shareholders of the Company in the merger was fair, from a financial point of view, to such shareholders (other than Parent and its affiliates). The full text of the written opinion of Baird, dated December 3, 2012, which sets forth, among other things, the assumptions made, procedures followed, factors considered, and limitations upon the review undertaken by Baird in rendering its opinion, is attached as Appendix C to this Proxy Statement. See “The Merger (Proposal 1)—Opinion of the Company’s Financial Advisor” beginning on page 34;

•	the fact that the consideration and negotiation of the merger agreement was conducted through arm’s-length negotiations under the oversight of the Company’s Board of Directors;

•

the terms of the merger agreement, including the fact that the merger agreement contains provisions that are designed to ensure that the $39.50 in cash per share price to be provided pursuant to the merger agreement is the best reasonably available to the Company’s shareholders, including the right, subject to certain conditions, to solicit offers with respect to acquisition proposals during the go-shop period, to respond to unsolicited acquisition proposals and to terminate the merger agreement and accept a “superior proposal” prior to adoption of the merger agreement, subject to payment of a termination fee of $10.989 million (or $5.494 million in certain circumstances if the termination occurs prior to the end of the go-shop period on account of a superior proposal) (in either case, less any reimbursable expenses previously paid by the Company to Parent), which the Company’s Board of Directors believed would not likely be a meaningful deterrent to such a superior proposal;

•

the view of the Company’s Board of Directors that, given the due diligence that Parent had completed and the commitments Parent and Merger Sub had from their financing sources, Parent could successfully consummate an acquisition of the Company in a timely manner;

•

the limited number and nature of the conditions to funding set forth in the debt commitment letters and the obligation of Parent and Merger Sub to use their reasonable best efforts to obtain at the completion of the merger the financing on the terms and conditions described in the debt commitment letters or alternative financing from the same or other sources of financing on terms and conditions not less favorable to Parent and Merger Sub than those contained in the debt commitment letters and in an amount sufficient to timely consummate the transactions contemplated by the merger agreement on the terms and conditions set forth therein;

•

the likelihood that the merger will be completed, including the fact that conditions to closing the merger are limited to Young shareholder approval, receipt of regulatory approvals, the Company not having suffered a material adverse effect, and other customary closing conditions, and the likelihood that the regulatory and shareholder approvals necessary to complete the merger will be obtained;

•	the fact that, under certain specified circumstances, Parent will be required to pay the Company a reverse termination fee equal to $18.838 million upon termination of the merger agreement;

•	the fact that the Company is contractually entitled to require Linden Capital Partners II LP to perform under the limited guarantee under certain circumstances; and

•	the fact that the Company’s shareholders have the right to demand appraisal of their shares in accordance with the procedures of Section 351.455 of the MGBCL.

The Company’s Board of Directors also considered the following adverse factors associated with the merger, among others:

•

the fact that the Company’s shareholders will have no ongoing equity participation in the surviving corporation following the merger, meaning that the Company’s shareholders will cease to participate in the Company’s future earnings or growth, or to benefit from any increases in the value of Young’s common stock;

•

the restrictions on the conduct of the Company’s business prior to the completion of the merger, including the inability of the Company to pursue certain acquisitions without the prior consent of Parent, which could delay or prevent the Company from undertaking business opportunities that may arise or certain other actions the Company might otherwise take with respect to the operations of the Company pending completion of the merger;

•	that the sale of shares in the proposed merger will be a taxable transaction to the Company’s shareholders;

•	that if the merger is not completed under certain circumstances, the Company will incur fees and expenses associated with the transaction that will not be reimbursed to the Company by Parent;

•

the fact that, under certain circumstances, the Company may be required to pay Parent a termination fee in an amount equal to $10.989 million (or $5.494 million in certain circumstances if the termination occurs prior to the end of the go-shop period on account of a superior proposal) (in either case, less any reimbursable expenses previously paid by the Company to Parent) or may be required to reimburse Parent for certain expenses up to a cap of $1 million, and the effect such may have on a potential buyer considering a competing proposal to acquire the Company;

•

the fact that, while the merger is expected to be completed, there is no assurance that all conditions to the parties’ obligations to complete the merger will be satisfied or waived, and, as a result, it is possible that the merger might not be completed even if it is approved by the Company’s shareholders;

•

the risk that the debt financing contemplated by the debt commitment letters or the equity financing contemplated by the equity commitment letter for the consummation of the merger might not be obtained;

•

the risks, costs and disruptions to the Company’s operations if the merger is not completed, including the diversion of management and employee attention, potential employee attrition, the potential effect on the Company’s business and its relationships and the likely negative effect on the trading price of Young common stock; and

•

that certain directors and executive officers of the Company have interests in the merger that are different from, or in addition to, the Company’s shareholders. See “The Merger (Proposal 1)—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 46 and “Advisory Vote on Golden Parachute Compensation (Proposal 2)” beginning on page 82.

In reaching the determination described above, the Company’s Board of Directors passed unanimous resolutions:

•	approving and declaring advisable the merger agreement, the merger and the transactions contemplated by the merger agreement;

•

declaring that it is in the best interests of the shareholders of the Company that the Company enter into the merger agreement and consummate the merger on the terms and subject to the conditions set forth in the merger agreement;

•	directing that the adoption of the merger agreement be submitted to a vote at a meeting of the shareholders of the Company; and

•	recommending to the shareholders of the Company that they vote “FOR” the adoption of the merger agreement.

The foregoing discussion of the information and factors considered by the Company’s Board of Directors is not intended to be exhaustive but, the Company believes, includes all material factors considered by the Company’s Board of Directors. In view of the wide variety of factors considered and the complexity of these matters, the Company’s Board of Directors found it impracticable to, and did not, quantify or otherwise attempt to assign relative weight to each of the specific factors considered in reaching its determination. Rather, the Company’s Board of Directors based its judgment on the total mix of information available to it regarding the overall effect of the merger on the Company’s shareholders compared to the overall effect of any alternative transaction. Accordingly, the judgments of individual directors may have been influenced to a greater or lesser degree by their individual views with respect to different factors.

The Company’s Board of Directors has unanimously approved and declared advisable the merger agreement, and recommends that you vote “FOR” adoption of the merger agreement.

Purpose and Reasons for the Merger

The Company’s purpose for engaging in the merger is to enable its shareholders to receive $39.50 per share in cash, without interest and less any applicable withholding taxes, which represents a premium of approximately 8.7% relative to the Company’s closing stock price on December 3, 2012, the last trading day before the announcement of the transaction, and 12.5% relative to the Company’s trailing 30-day average closing stock price for the period ended on December 3, 2012. The Company has determined to undertake the merger at this time based on the conclusions, determinations and reasons of the Company’s Board of Directors described in detail above under “The Merger (Proposal 1)—Background of the Merger” beginning on page 25 and “The Merger (Proposal 1)—Recommendation of the Company’s Board of Directors” beginning on page 30.

Opinion of the Company’s Financial Advisor

The Company engaged Baird to act as its financial advisor, including with respect to the merger. On December 3, 2012, Baird rendered its oral opinion, which opinion was subsequently confirmed in a written opinion dated December 3, 2012, to the Company’s Board of Directors to the effect that, subject to the contents of such opinion, including the various assumptions and limitations set forth therein, as of such date, the per share merger consideration of $39.50 to be offered to the shareholders of the Company in the merger was fair, from a financial point of view, to the holders of Young common stock (other than Parent and its affiliates).

As a matter of policy, Baird’s opinion was approved by a fairness committee, none of the members of which were involved in providing financial advisory services on Baird’s behalf to the Company in connection with the merger.

The full text of Baird’s written opinion, dated December 3, 2012, which sets forth the assumptions made, general procedures followed, matters considered and limitations on the scope of review undertaken by Baird in rendering its opinion, is attached as Appendix C to this Proxy Statement and is incorporated herein by reference. Baird’s opinion is directed only to the fairness of the per share merger consideration of $39.50, as of the date of the opinion and from a financial point of view, to the holders of Young common stock (other than Parent and its affiliates) and does not constitute a recommendation to any shareholder as to how such shareholder should vote with respect to the merger. Baird expresses no opinion about the fairness of any amount or nature of the compensation (including any allocation of the per share merger consideration of $39.50) payable to any of the Company’s creditors, officers, directors or employees, or any class of such persons, or to any particular shareholder or the holder of a particular class or series of securities relative to the per share merger consideration of $39.50 payable to the holders of Young common stock. Baird’s opinion also does not extend to any holders of Young common stock who dissent to the merger and exercise appraisal rights. Baird has not been asked to express, and is not expressing, any opinion with respect to any of the other financial or non-financial terms, conditions, determinations or actions with respect to the merger. The summary of Baird’s opinion set forth below is qualified in its entirety by reference to the full text of such opinion attached as Appendix C to this Proxy Statement. The Company’s shareholders are urged to read the opinion carefully in its entirety.

In conducting Baird’s investigation and analyses and in arriving at its opinion, Baird has reviewed such information and has taken into account such financial and economic factors, investment banking procedures and considerations deemed relevant under the circumstances. In that connection, and subject to the various assumptions, qualifications and limitations set forth herein, Baird has, among other things: (i) reviewed certain internal information, primarily financial in nature, including financial forecasts for 2012—2017 concerning the business and operations of the Company (the “Forecasts”) furnished to Baird, and prepared, by the Company’s management for purposes of Baird’s analysis; (ii) reviewed certain publicly available information, including, but not limited to, the Company’s recent filings with the SEC and equity analyst research reports covering the Company prepared by Baird, including earnings estimates for the Company for the years ending December 31, 2012 and 2013; (iii) reviewed the principal financial terms of the merger agreement in the form presented to the Company’s Board of Directors as they related to Baird’s analysis; (iv) compared the financial position and operating results of the Company with those of certain other publicly traded companies Baird deemed relevant; (v) compared the historical market prices, trading activity and market trading multiples of Young common stock with those of certain other publicly traded companies Baird deemed relevant; (vi) compared the proposed per share merger consideration of $39.50 payable by Parent in the merger with the reported implied enterprise value of certain other business combinations Baird deemed relevant; (vii) considered the present values of the forecasted cash flows of the Company reflected in the Forecasts; (viii) performed an illustrative leveraged buyout analysis; and (ix) reviewed certain potential pro forma financial effects of the merger furnished to Baird, and prepared, by the Company’s management. Baird has held discussions with members of the Company’s senior management concerning the Company’s historical and current financial condition and operating results, as well as the future prospects of the Company. Baird has also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which Baird deemed relevant for the preparation of this opinion. Baird was not requested to and did not solicit third party indications of interest for the acquisition of the Company prior to preparing its opinion. As a part of Baird’s engagement, Baird was requested by the Company to solicit third party indications of interest in acquiring all or any part of the Company following the acceptance of the merger agreement. As such, upon execution of the merger agreement, Baird launched a 40-day go-shop period to solicit superior offers from potential third-party acquirers.

In arriving at Baird’s opinion, Baird has assumed and relied upon, without independent verification, the accuracy and completeness of all of the financial and other information that was publicly available or provided to Baird by or on behalf of the Company. Baird has not independently verified any information supplied by the Company or Parent concerning the parties to the merger that formed a substantial basis for Baird’s opinion. Baird has not been engaged to independently verify, has not assumed any responsibility to verify, assumed no liability for, and expressed no opinion on, any such information, and has assumed, without independent verification, that the Company is not aware of any information prepared by it or its advisors that might be material to its opinion that has not been provided to Baird. Baird has assumed, without independent verification, that: (i) all assets and liabilities (contingent or otherwise, known or unknown) of the Company are as set forth in the Company’s financial statements provided to Baird; (ii) the financial statements of the Company provided to Baird present fairly the results of operations, cash flows and financial condition of the Company for the periods, and as of the dates, indicated and were prepared in conformity with U.S. generally accepted accounting principles consistently applied; (iii) the Forecasts for the Company were reasonably prepared on bases reflecting the best available estimates and good faith judgments of the Company’s senior management as to the future performance of the Company, and Baird has relied, without independent verification, upon such Forecasts in the preparation of this opinion, although Baird expressed no opinion with respect to the Forecasts or any judgments, estimates, assumptions or basis on which they were based, and Baird has assumed, without independent verification, that the Forecasts currently contemplated by the Company’s management used in Baird’s analysis will be realized in the amounts and on the time schedule contemplated; (iv) the merger will be consummated in accordance with the terms and conditions of the merger agreement without any amendment thereto and without waiver by any party of any of the conditions to their respective obligations thereunder; (v) the representations and warranties contained in the merger agreement are true and correct and that each party will perform all of the covenants and agreements required to be performed by it under the merger agreement; and (vi) all corporate, governmental, regulatory or other consents and approvals (contractual or otherwise) required to consummate the merger have been, or will be, obtained without the need for any changes to the per share merger consideration of $39.50 or other financial terms or conditions of the merger or that would otherwise materially affect the Company or Baird’s analysis. Baird has relied, without independent verification, as to all legal and tax matters regarding the merger on the advice of legal counsel to the Company. In conducting Baird’s review, Baird has not undertaken or obtained an independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise, known or unknown) or solvency of the Company nor has Baird made a physical inspection of the properties or facilities of the Company. Baird has not considered any expenses or potential adjustments to the per share merger consideration of $39.50 relating to the merger as part of its analysis. In each case above, Baird has made the assumptions and taken the actions or inactions described above with the Company’s knowledge and consent.

Baird’s opinion necessarily is based upon economic, monetary and market conditions as in effect on, and the information made available to Baird as of, the date of the opinion, and Baird’s opinion does not predict or take into account any changes which may occur, or information which may become available, after the date thereof. It should be understood that subsequent developments may affect Baird’s opinion, and Baird does not have any obligation to update, revise, or reaffirm its opinion. Furthermore, Baird expresses no opinion as to the price or trading range at which any of the Company’s securities (including Young common stock) will trade following the date of the opinion or as to the effect of the merger (or announcement thereof) on such price or trading range. Such price and trading range may be affected by a number of factors, including but not limited to: (i) dispositions of Young common stock by shareholders within a short period of time after, or other market effects resulting from, the announcement and/or effective date of the merger; (ii) changes in prevailing interest rates and other factors which generally influence the price of securities; (iii) adverse changes in the current capital markets; (iv) the occurrence of adverse changes in the financial condition, business, assets, results of operations or prospects of the Company or in the Company’s industry; (v) any necessary actions by, or restrictions of, federal, state or other governmental agencies or regulatory authorities; and (vi) timely completion of the merger on terms and conditions that are acceptable to all parties to the merger.

Baird’s opinion does not address the relative merits or risks of: (i) the merger, the merger agreement or any other agreements or other matters provided for, or contemplated by, the merger agreement; (ii) any other transactions that may be, or might have been, available as an alternative to the merger; or (iii) the merger compared to any other potential alternative transactions or business strategies considered by the Company’s Board of Directors and, accordingly, Baird has relied upon discussions with the senior management of the Company with respect to the availability and consequences of any alternatives to the merger. Baird’s opinion does not constitute a recommendation to any shareholder of the Company as to how any such shareholder should vote with respect to the merger.

The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion does not necessarily lend itself to summary description. Baird arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole, and did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis for purposes of its opinion. Accordingly, Baird believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying its analyses and opinion.

In its analyses, Baird considered industry performance; general business, economic, market and financial conditions; and other matters existing as of the date of its opinion, many of which are beyond the Company’s control. No company, business or transaction reviewed is identical to the Company’s or the merger. An evaluation of these analyses is not entirely mathematical. Rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading or other values of the companies, business segments or transactions reviewed.

Baird was not requested to, and it did not, recommend the specific per share merger consideration of $39.50 payable in the merger. The type and amount of the per share merger consideration of $39.50 payable in the merger was determined through negotiations between the Company and Parent, and the decision to enter into the merger agreement was solely that of the Company’s Board of Directors. Baird’s opinion was only one of many factors considered by the Company’s Board of Directors in its evaluation of the merger and should not be viewed as determinative of the views of the Company’s Board of Directors or management with respect to the merger or the per share merger consideration of $39.50.

The following is a summary of the material financial analyses performed by Baird in connection with rendering its opinion, which is qualified in its entirety by reference to the full text of such opinion attached as Appendix C to this Proxy Statement and to the other disclosures contained in this section. In preparing its opinion, Baird performed a variety of financial and comparative analyses, including those described below. The following summary, however, does not purport to be a complete description of the financial analyses performed by Baird. The order of analyses described does not represent relative importance or weight given to the analyses performed by Baird. Some of the summaries of the financial analyses include information presented in a tabular format. These tables must be read together with the full text of each summary and alone are not a complete description of Baird’s financial analyses. Except as otherwise noted, the following quantitative information is based on market and financial data as it existed on or before November 30, 2012 and is not necessarily indicative of current market conditions.

Implied Valuation and Transaction Multiples

Based on the cash consideration of $39.50 per share of Young common stock (the per share merger consideration), Baird calculated the implied “equity purchase price” (defined as the per share merger consideration multiplied by the total number of diluted common shares outstanding of the Company, including gross shares issuable upon the exercise of stock options, less assumed option proceeds) to be $314.0 million. In addition, Baird calculated the implied “total purchase price” (defined as the equity purchase price plus the book value of the Company’s total debt, less cash and cash equivalents) to be $291.4 million. Baird then calculated the multiples of the total purchase price to the Company’s last twelve months (“LTM”) ended September 30, 2012, projected 2012 and projected 2013 revenues; earnings before interest, taxes, depreciation and amortization (“EBITDA”); and earnings before interest and taxes (“EBIT”), as provided by the senior management of the Company. Baird also calculated the multiples of the per share merger consideration to the Company’s LTM, projected 2012 and projected 2013 diluted earnings per share as provided by the senior management of the Company. These transaction multiples are summarized in the table below.

	LTM September 30, 2012	Fiscal Year Ended December 31,
		2012E	2013P
Revenue	2.7x	2.7x	2.6x
EBITDA	9.9	9.8	9.2
EBIT	11.5	11.3	10.7
Earnings Per Share (“EPS”)	18.2	18.4	17.5

Selected Publicly Traded Company Analysis

Baird reviewed certain publicly available financial information and stock market information for certain publicly traded companies that Baird deemed relevant. The group of selected publicly traded companies reviewed is listed below.

•Align Technology, Inc.	•Nobel Biocare Holding AG
•ATRION Corporation	•Sirona Dental Systems, Inc.
•DENTSPLY International Inc.	•Terumo Corporation
•ICU Medical, Inc.

Baird selected these companies based on a review of publicly traded companies that, in Baird’s professional judgment, possessed general business, operating and financial characteristics representative of companies in the industry in which the Company operates. Baird noted that none of the companies reviewed is identical to the Company and that, accordingly, the analysis of such companies necessarily involves complex considerations and judgments concerning differences in the business, operating and financial characteristics of each company and other factors that affect the public market values of such companies.

For each company, Baird calculated the “equity market value” (defined as the market price per share of each company’s common stock multiplied by the total number of diluted common shares outstanding of such company, including net shares issuable upon the exercise of stock options). In addition, Baird calculated the “total market value” (defined as the equity market value plus the book value of each company’s total debt, less cash and cash equivalents). Baird calculated the multiples of each company’s total market value to its LTM (ended September 30, 2012), projected 2012 and projected 2013 revenues, EBITDA and EBIT. Baird also calculated multiples of each company’s price per share to its LTM and to its projected calendar year 2012 and projected calendar year 2013 diluted earnings per share. Baird then compared the transaction multiples implied in the merger with the corresponding trading multiples for the selected companies. Stock market and historical financial information for the selected companies was based on publicly available information as of November 30, 2012, and projected financial information was based on publicly available research reports as of such date and mean consensus estimates as compiled by Bloomberg. A summary of the implied multiples is provided in the table below.

	Implied Merger Transaction Multiple	Selected Company Multiples
		Low	Average	Median	High
Revenue
LTM	2.7x	1.3x	2.6x	2.5x	3.6x
2012E	2.7	1.3	2.6	2.5	3.6
2013P	2.6	1.2	2.4	2.5	3.2
EBITDA
LTM	9.9x	6.7x	10.6x	9.6x	13.4x
2012E	9.8	7.3	10.6	10.6	13.9
2013P	9.2	7.1	9.6	9.7	12.1
EBIT
LTM	11.5x	9.4x	14.0x	13.8x	18.9x
2012E	11.3	10.6	14.9	15.7	18.2
2013P	10.7	10.2	13.4	14.3	15.8
EPS
LTM	18.2x	15.6x	21.9x	22.8x	26.6x
2012E	18.4	15.8	20.8	20.4	26.3
2013P	17.5	14.4	18.0	16.9	22.3

In addition, Baird calculated the implied per share equity values of Young common stock based on the trading multiples of the selected public companies and compared such values to the per share merger consideration of $39.50. The implied per share equity values, based on the multiples that Baird deemed relevant, are summarized in the table below.

	Implied Equity Value Per Share
	Low	Average	Median	High
Revenue
LTM	$20.08	$39.07	$37.66	$52.68
2012E	20.32	38.69	38.06	52.37
2013P	20.72	37.78	38.18	48.98
EBITDA
LTM	$27.68	$42.13	$38.62	$52.59
2012E	30.19	42.74	42.66	55.08
2013P	31.07	41.40	41.65	51.16
EBIT
LTM	$33.03	$47.62	$46.92	$63.31
2012E	37.38	51.03	53.82	61.81
2013P	37.81	48.85	51.85	57.09
EPS
LTM	$33.88	$47.53	$49.50	$57.66
2012E	34.20	44.89	44.06	56.79
2013P	32.52	40.58	38.10	50.28

Selected Comparable Acquisition Analysis

Baird reviewed certain publicly available financial information concerning completed acquisition transactions that Baird deemed relevant. The group of selected acquisition transactions is listed below.

Closed Date	Target	Acquiror
08/08/12	• BSN Medical GmbH	• EQT Partners AB
07/23/12	• Aspen Surgical Products, Inc.	• Hill-Rom, Inc.
05/31/12	• SunTech Medical Group	• Halma plc
12/20/11	• RESORBA Wundversorgung GmbH & Co. KG	• Advanced Medical Solutions Group plc
10/17/11	• Reichert, Inc.	• Ametek Inc.
08/31/11	• Astra Tech AB	• DENTSPLY International Inc.
08/02/11	• Byrne Medical, Inc.	• Medivators Inc.
04/29/11	• Cadent Inc.	• Align Technology Inc.
03/04/11	• O.R. Solutions, Inc.	• Ecolab Inc.
10/01/10	• Gaymar Industries, Inc.	• Stryker Corporation
08/27/10	• AVID Medical, Inc.	• Medical Action Industries Inc.
07/06/10	• SenoRx, Inc.	• Bard Peripheral Vascular, Inc.
02/26/09	• Advanced Medical Optics, Inc.	• Abbott Laboratories
07/28/08	• NeedleTech Products, Inc.	• Theragenics Corporation
06/05/08	• Specialized Health Products International, Inc.	• C.R. Bard, Inc.

Baird chose these acquisition transactions in its professional judgment based on a review of completed acquisition transactions involving target companies that possessed general business, operating and financial characteristics which were representative of companies in the industry in which the Company operates. Baird noted that none of the acquisition transactions or subject target companies reviewed is identical to the merger or the Company, respectively, and that, accordingly, the analysis of such acquisition transactions necessarily involves complex considerations and judgments concerning differences in the business, operating and financial characteristics of each subject target company and each acquisition transaction and other factors that affect the values implied in such acquisition transactions.

For each transaction, Baird calculated the implied “total purchase price” (defined as the equity purchase price plus the book value of each target company’s total debt, preferred stock and minority interests, less cash, cash equivalents and marketable securities). Baird calculated the multiples of each target company’s implied total purchase price to its LTM revenues, EBITDA and EBIT. A summary of the implied multiples is provided in the tables below.

	Implied 2012 Merger Transaction Multiple*	Selected Acquisition Multiples
		Low	Average	Median	High
Revenue	2.7x	0.5x	2.9x	2.8x	5.0x
EBITDA	9.8	7.5	11.1	10.9	16.1
EBIT	11.3	9.7	14.4	13.5	23.5

*	Calculated based on estimated 2012 revenue, EBITDA and EBIT as provided by Company management.

In addition, Baird calculated the implied per share equity values of Young common stock based on the acquisition transaction multiples of the selected acquisition transactions shown in the table above and compared such values to the per share merger consideration of $39.50. The implied per share equity values, based on the multiples that Baird deemed relevant, are summarized in the table below.

	Implied Equity Value Per Share
	Low	Average	Median	High
Revenue	$9.18	$43.12	$41.96	$72.09
EBITDA	30.95	44.52	43.83	63.54
EBIT	34.21	49.72	46.56	78.97

Discounted Cash Flow Analysis

Baird performed a discounted cash flow analysis utilizing the Company’s projected unlevered free cash flows (defined as after-tax operating income, using an assumed tax rate of 35% based on the Company’s recent effective income tax rate as disclosed by the Company in its filings with the SEC, plus depreciation, less increases (or plus decreases) in net working capital (excluding cash and debt), less capital expenditures) from 2013 to 2017, as provided by the Company’s senior management. In such analysis, Baird calculated the present values of the unlevered free cash flows from 2012 to 2017 by discounting such amounts at rates ranging from 12.0% to 13.0% based on estimates of the Company’s weighted average cost of capital. Baird calculated the present values of the free cash flows beyond 2017 by assuming terminal values ranging from 9.0x to 10.0x 2017 EBITDA, determined by Baird in its professional judgment based on the most comparable companies and acquisitions, as well as the Company’s historical trading multiples, and discounting the resulting terminal values at rates ranging from 12.0% to 13.0%. The summation of the present values of the unlevered free cash flows and the present values of the terminal values produced equity values ranging from $39.45 to $44.10 per share. Baird compared these implied per share equity values with the per share merger consideration of $39.50.

Leveraged Buyout Analysis

Using the Company management’s financial projections for fiscal year 2012 through fiscal year 2017, Baird performed an illustrative leveraged buyout analysis to estimate the theoretical prices at which a financial sponsor, such as Linden, rather than a strategic buyer, might effect a leveraged buyout of the Company using a capital structure similar to that proposed for the merger.

In performing this analysis, several assumptions were made by Baird in its professional judgment about the characteristics of such a transaction based on the structure of the proposed merger, including such factors as leverage, fees and expenses, financing terms and exit EBITDA multiples, and a transaction date of December 31, 2012. For purposes of this analysis, Baird assumed in its professional judgment that a financial sponsor would attempt to realize a return on its investment by exiting at the end of 2017, with a valuation of the Company realized by the financial sponsor in such subsequent exit transaction based on an enterprise value to last twelve months EBITDA (as of 2017) multiple range of 9.0x to 10.0x, determined by Baird in its professional judgment based on the most comparable companies and acquisitions, as well as the Company’s historical trading multiples. For purposes of this analysis, Baird used similar assumptions for total leverage and financing terms as were used in the proposed merger. Accordingly, Baird assumed the multiple of total debt to last twelve months EBITDA at December 31, 2012 of 6.0x. Baird then derived a range of theoretical purchase prices based on an internal rate of return assumed to be targeted by a financial sponsor ranging from 18% to 25% and using the aforementioned assumed range of illustrative 9.0x to 10.0x exit multiples. The implied per share equity values, based on the leveraged buyout analysis, are summarized in the table below.

12/31/2017 EBITDA Exit Multiple	Implied Equity Value Per Share
	Low	Average	Median	High
9.0x	$34.69	$36.77	$36.69	$39.06
9.5	35.67	37.90	37.81	40.35
10.0	36.64	39.02	38.94	41.65

Price Activity

Although not an integral part of its analyses, Baird reviewed the historical price and trading activity of Young common stock and noted that the high and low closing prices for Young common stock were $39.67 and $9.48 over the last five years. Baird also noted that Young common stock price rose 24.7% over the last twelve months, rose 49.2% over the last three years and rose 57.0% over the last five years. In addition, Baird noted that Young common stock outperformed an index of selected companies (listed above under Selected Publicly Traded Company Analysis) over the last twelve months and over the last five years.

Baird also calculated the premiums that the per share merger consideration represented over the closing market price of Young common stock for various time periods ranging from one day to 360 days prior to November 30, 2012. These premiums, along with selected acquisition premiums of 75 U.S. target announced transactions with an enterprise value between $100 million and $1 billion between November 30, 2011 and November 30, 2012, are summarized in the table below.

	As of 11/30/12
	Stock Price	Implied Merger Transaction Premium	Selected Acquisition Premiums
			Low	Average	Median	High
1-Day Prior	$35.62	10.9%	2.0%	38.4%	37.1%	87.4%
7-Days Prior	$35.84	10.2%	2.1%	39.2%	37.1%	97.4%
30-Days Prior	$34.15	15.7%	4.7%	38.7%	33.4%	96.1%
180-Days Prior	$34.04	16.0%	4.0%	46.6%	47.6%	94.1%
360-Days Prior	$29.03	36.1%	0.6%	46.0%	48.1%	98.2%

The foregoing summary does not purport to be a complete description of the analyses performed by Baird or its presentations to the Company’s Board of Directors. Baird did not attempt to assign specific weights to particular analyses. Any estimates contained in Baird’s analyses are not necessarily indicative of actual values, which may be significantly more or less favorable than as set forth therein. Estimates of values of companies do not purport to be appraisals or to necessarily reflect the prices at which companies may actually be sold. Because such estimates are inherently subject to uncertainty, Baird does not assume responsibility for their accuracy.

General

The Company engaged Baird as its financial advisor in connection with the merger based on Baird’s experience and expertise. Baird is a nationally recognized investment banking firm that has substantial experience in transactions similar to the merger. As part of its investment banking business, Baird is engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Pursuant to an engagement letter dated July 26, 2012, Baird will receive a transaction fee equal to 1% of the transaction value for its services, approximately 84% of which is contingent upon the consummation of the merger. Pursuant to such engagement letter, the Company has also agreed to pay Baird a non-refundable retainer fee of $100,000 (payable in increments beginning on the execution of the engagement letter through April 2013) and a fee of $400,000 payable upon delivery of its opinion, regardless of the conclusions reached in such opinion or whether the merger is consummated (although such fees are creditable against the transaction fee described above, if paid). In addition, the Company has agreed to reimburse Baird for out-of-pocket costs and to indemnify Baird against certain liabilities that may arise out of its engagement, including liabilities under the federal securities laws. Baird will not receive any other significant payment or compensation contingent upon the successful completion of the merger.

In the past, Baird has provided financial advisory services to the Company for which it received customary compensation. Baird has served as the Company’s broker-dealer in connection with open market purchases in connection with the Company’s 10b5-1 Share Repurchase Program. In the previous five years, Baird received total commissions from this program of approximately $33,445. Baird is also a recommended broker for the

Company’s employee stock option plan. Over the past five years, Baird has received total commissions of approximately $12,403 in connection with the sale of shares issued upon exercise of employee stock options. As a financial advisor to the Company, over the past three years, Baird has evaluated strategic alternatives with Young and received compensation in the amount of $50,000. Baird has also prepared equity analyst research reports from time to time regarding the Company, and has served as a market maker in Young common stock.

Within the past three years, Baird has also provided financial advisory services to BarrierSafe Solutions International, Inc., a portfolio company that was affiliated with the controlling equity owner of Parent, in connection with the sale of that company, for which Baird received customary compensation in the aggregate amount of $2,600,000. No material relationship between the Company, Parent or any other party or affiliate to the merger is mutually understood to be contemplated in which any compensation is intended to be received.

Baird is a full service securities firm. As such, in the ordinary course of its business, Baird may from time to time provide investment banking, advisory, brokerage and other services to clients that may be competitors or suppliers to, or customers, employees or security holders of, the Company or Parent or that may otherwise participate or be involved in the same or a similar business or industry as the Company or Parent. Baird may also from time to time trade the securities of the Company (including Young common stock) for its own account or for the accounts of its customers and, accordingly, may at any time hold long or short positions or effect transactions in such securities.

Certain Effects of the Merger

If the merger is completed, all of the equity interests in the Company will be owned by Parent. No current Company shareholder will have any ownership interest in, or be a shareholder of, the Company, except for members of senior management who may be entitled to participate in equity plans of the surviving corporation or its affiliates. As a result, the Company’s shareholders will no longer benefit from any increases in the Company’s value, nor will they bear the risk of any decreases in the Company’s value. Following the merger, Parent will benefit from any increases in the value of the Company and also will bear the risk of any decreases in the value of the Company.

If the merger is completed, each share of Young common stock owned immediately prior to the effective time of the merger, other than as provided below, will be converted into the right to receive $39.50 in cash, without interest and less any applicable withholding taxes. The following shares of Young common stock will not be converted into the right to receive the per share merger consideration in connection with the merger: (a) shares of common stock owned by the Company, (b) shares of common stock owned by Parent, Merger Sub or any of their respective affiliates or (c) shares of common stock whose holders have not voted in favor of adopting the merger agreement and have demanded and perfected their appraisal rights under Section 351.455 of the General and Business Corporation Law of the State of Missouri.

If the merger is completed, each option holder will be entitled to receive the excess, if any, of the $39.50 per share merger consideration and the option exercise price, regardless of whether the option is then exercisable, and each holder of shares of restricted stock will be entitled to receive an amount equal to $39.50 (the per share merger consideration) per share of Young common stock underlying such share of restricted stock, in each case, without interest and less any applicable withholding taxes. As of the date of this Proxy Statement, there are 163,967 shares of unvested restricted stock outstanding which will fully vest upon consummation of the merger.

If the merger is completed, the common stock will be delisted from NASDAQ (and no longer publicly traded) and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company will no longer file periodic reports with the SEC, in each case, in accordance with applicable law, rule or regulation.

Effects on the Company if the Merger is Not Completed

If the merger agreement is not approved by the Company’s shareholders or if the merger is not completed for any other reason, the Company’s shareholders will not receive any payment for their shares in connection with the merger. Instead, the Company will remain an independent public company, and Young common stock will continue to be quoted on NASDAQ. In addition, if the merger is not completed, the Company expects that management will operate the Company’s business in a manner similar to that in which it is being operated today and that the Company’s shareholders will continue to be subject to the same risks and opportunities to which they are currently subject, including, without limitation, risks related to the highly competitive industry in which the Company operates and adverse economic conditions.

Furthermore, if the merger is not completed, and depending on the circumstances that would have caused the merger not to be completed, it is likely that the price of Young common stock will decline significantly. If that were to occur, it is uncertain when, if ever, the price of Young common stock would return to the price at which it trades as of the date of this Proxy Statement.

Accordingly, if the merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of Young common stock. If the merger is not completed, the Company’s Board of Directors will continue to evaluate and review the Company’s business operations, properties, dividend policy and capitalization, among other things, make such changes as are deemed appropriate and continue to seek to identify strategic alternatives to enhance shareholder value. If the merger agreement is not approved by the Company’s shareholders or if the merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to the Company will be offered or that the Company’s business, prospects or results of operation will not be adversely impacted.

In addition, if the merger agreement is terminated, under specified circumstances, the Company would be required to pay Parent a termination fee in an amount equal to $10.989 million (or $5.494 million in certain circumstances if the termination occurs prior to the end of the go-shop period on account of a superior proposal), in either case, less any reimbursable expenses previously paid by the Company to Parent. In addition, if the merger agreement is terminated, under specified circumstances, the Company may be required to reimburse Parent for certain of its expenses up to a cap of $1 million. Lastly, the merger agreement also provides that Parent will be required to pay the Company a reverse termination fee equal to $18.838 million upon termination under certain specified circumstances. See “The Merger (Proposal 1)—Effect of Termination; Fees and Expenses” beginning on page 77.

Regulatory Approvals

In connection with the merger, the Company is required to make certain filings with, and comply with certain laws of, various federal and statement governmental agencies, including:

•	filing the summary articles of merger with the Secretary of State of the State of Missouri in accordance with the MGBCL after the adoption of the merger agreement by the Company’s shareholders; and

•	complying with U.S. federal securities laws.

In addition, under the HSR Act, and the related rules and regulations that have been issued by the Federal Trade Commission (“FTC”), certain transactions having a value above specified thresholds may not be consummated until specified information and documentary material have been furnished to the applicable governmental authorities and certain waiting period requirements have been satisfied. The requirements of the HSR Act apply to the acquisition of shares of Young common stock in the merger. Early termination of the waiting period under the HSR Act with respect to the merger was granted on December 26, 2012.

At any time before or after consummation of the merger, notwithstanding any termination of the waiting period under the HSR Act, the Antitrust Division of the Department of Justice, the FTC, or state or foreign antitrust and competition authorities could take such action under applicable antitrust laws as each deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the merger or seeking divestiture of substantial assets of the Company or Parent. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

Merger Financing

The obligations of Parent and Merger Sub to complete the merger under the merger agreement are not subject to a condition of Parent or Merger Sub obtaining funds to consummate the merger and the other transactions contemplated by the merger agreement. Parent has obtained equity commitments and debt financing commitments for the transactions contemplated by the merger agreement, the proceeds of which, together with cash on hand at the Company and assuming the financing commitments are funded in accordance with their terms, will be used by Parent to pay the aggregate merger consideration and all related fees and expenses and to pay any other amounts required to be paid at the closing date of the merger in connection with the consummation of the transactions contemplated by the merger agreement.

Equity Financing

Linden Capital Partners II LP and certain other co-investors (collectively, the “Investors”) have committed, severally among them, to capitalize Parent, at or prior to the closing of the merger, with an aggregate equity contribution in an amount of $125 million, which amount may be reduced to the extent that Parent does not require the full amount of such equity commitment to consummate the transactions contemplated by the merger agreement, on the terms and subject to the conditions set forth in the equity commitment letter entered into by the Investors and Parent in connection with the merger. The equity commitment of the Investors is subject to the following conditions:

•

all of Parent’s conditions to the closing of the merger and the mutual conditions to the closing of the merger (other than conditions that by their nature are to be satisfied at the closing) have been satisfied on the date the closing should have been consummated pursuant to the terms of the merger agreement but for the failure of the equity financing to be funded; and

•	the debt financing has been funded in accordance with the terms thereof or will be funded in accordance with the terms thereof at the closing if the equity financing is funded at the closing.

Subject to the terms and conditions of the merger agreement, the Company is a third party beneficiary of the rights granted Parent under the equity commitment letter only for the purpose of seeking and obtaining an injunction, specific performance or other equitable remedy to enforce Parent’s right to cause the equity commitment to be funded (solely to the extent that Parent can enforce the equity commitment pursuant to the terms of the equity commitment letter) and the merger to be consummated, and for no other purpose.

The Investors’ obligation to fund such equity commitment will terminate automatically and immediately upon the earliest to occur of:

•	the valid termination of the merger agreement in accordance with its terms;

•

commencement by the Company or any of its affiliates of a lawsuit or other proceeding asserting any claim (whether in tort, contract or otherwise) for payment under or in respect of, the merger agreement, the equity commitment letter, the limited guarantee, or the transactions contemplated by such agreements against any of the Investors’ affiliates, other than (i) in accordance with the terms and conditions of the limited guarantee, (ii) seeking or obtaining any injunction, specific performance or other equitable remedy to cause the equity financing to be funded and the merger to be consummated in accordance with and subject to the terms and conditions of the equity commitment letter and Section 9.11(b)(i) and (b)(iv) of the merger agreement and (iii) under the confidentiality agreement between the Company and Linden Manager II L.P. in accordance with and subject to the terms and conditions thereof; or

•	payment in full by Linden Capital Partners II LP of its obligations under the limited guarantee.

Debt Financing

In connection with the merger, Madison Capital Funding LLC, Golub Capital LLC, on behalf of itself and/or one or more of its affiliates, and Ares Capital Corporation (the “Senior Lenders”) have committed to provide senior secured financing facilities in an aggregate amount of $140.0 million (the “senior debt facilities”) on the terms and conditions set forth in a debt commitment letter (the “senior debt commitment letter”). The senior debt facilities will consist of a $130.0 million term loan facility and a $10.0 million revolving credit facility. In addition, Maranon Capital, L.P., Audax Mezzanine Fund III, L.P. and CFIG Polished Co-Invest SPV, LLC (the “Mezzanine Investors”) have committed to provide a mezzanine financing facility in an aggregate amount of $65.0 million (the “mezzanine facility”) on the terms and conditions set forth in a debt commitment letter (the “mezzanine commitment letter”).

The commitments by the Senior Lenders to provide the senior debt facilities and the Mezzanine Investors to provide the mezzanine facility will terminate on March 29, 2013 if the respective facilities have not closed on or before that date. The obligations of the Senior Lenders to provide debt financing under the senior debt commitment letter and of the Mezzanine Investors to provide debt financing under the mezzanine commitment letter are subject to a number of conditions, including, without limitation:

•

consummation of the merger on the terms and conditions set forth in the merger agreement absent any changes, amendments, waivers or other modifications that are materially adverse to the interests of the Senior Lenders or the Mezzanine Investors, as applicable;

•	execution and delivery of financing documentation and other customary closing documents consistent with the terms and conditions of the applicable commitment letter;

•

in the case of the senior debt facilities, a condition that the senior agent, for the benefit of itself and the Senior Lenders, shall have a valid perfected first priority security interest in certain collateral specified in the senior debt commitment letter and that the Company’s existing indebtedness and all liens relating thereto shall be terminated, other than indebtedness permitted under the definitive loan documentation;

•	the accuracy of certain specified representations and warranties in the merger agreement with respect to the Company or made pursuant to the respective commitment letters;

•	since December 3, 2012, there shall not have occurred any “Company Material Adverse Effect” (as defined in and construed in accordance with the merger agreement);

•	pro forma senior and total leverage ratios of 4.0x and 6.0x, respectively;

•	payment of certain fees and expenses;

•	receipt of certain financial statements, consistent with those required under the merger agreement, as well as certain pro forma financial information and projections;

•	receipt by Parent of cash equity at close of at least 35% of the total capitalization of Parent and its subsidiaries;

•

in the case of the senior debt facilities, receipt by Merger Sub of net cash proceeds at close from $65.0 million of senior subordinated notes (reduced if necessary to satisfy the leverage condition), consistent with the final mezzanine financing term sheet, and subject to a subordination agreement reasonably acceptable to the Senior Lenders, based on identified precedent; and

•	in the case of the mezzanine facility, substantially contemporaneous funding of the term loan under the senior debt facilities.

Limited Guarantee

In connection with the merger agreement, Linden Capital Partners II LP has executed a limited guarantee in favor of the Company to guarantee, subject to the limitations described therein, certain obligations of Parent and/or Merger Sub pursuant to the merger agreement. Under the limited guarantee, Linden Capital Partners II LP has guaranteed 100% of the payment of any reverse termination fee that may become payable by Parent and Merger Sub following a termination of the merger agreement by the Company in specified circumstances, subject to an overall cap of $18.838 million. The Company is contractually entitled to require Linden Capital Partners II LP to perform under the guarantee.

The limited guarantee will terminate on the earliest of (i) the consummation of the merger, (ii) the valid termination of the merger agreement in accordance with its terms by mutual consent of the parties or under circumstances in which Parent would have no obligation to pay any reverse termination fee under the merger agreement, and (iii) six months from the date of the valid termination of the merger agreement in accordance with its terms in circumstances where Parent would be obligated to pay a reverse termination fee under the merger agreement if the Company has not presented a claim in writing for payment of such obligations to either Parent, Merger Sub, or Linden Capital Partners II LP by such date.

In addition, the limited guarantee will terminate in the event that the Company asserts in any litigation (i) that the overall cap in the limited guarantee is illegal, invalid or unenforceable or (ii) any theory of liability or seeks any remedies against Linden Capital Partners II LP and certain of its affiliates, other than those remedies expressly provided against Parent and Merger Sub under the merger agreement, against the Investors under Sections 9.11(b)(i) and (b)(iv) of the merger agreement, against Linden Capital Partners II LP and/or the other Investors under the equity commitment letter or the limited guarantee, or against Linden under the confidentiality agreement between the Company and Linden Manager II L.P.

Interests of the Company’s Directors and Executive Officers in the Merger

In considering the recommendation of the Company’s Board of Directors, you should be aware that some executive officers and directors of the Company have interests in the merger, including those described below and as described in “Advisory Vote on Golden Parachute Compensation (Proposal 2)” beginning on page 82 that are different from or in addition to your interests as a shareholder and that may present actual or potential conflicts of interest. The members of the Company’s Board of Directors were aware of such interests and considered them, among other matters, when deciding to approve the merger and recommending that you vote “FOR” the approval of the merger agreement.

Amendments to Employee Agreements of Certain Officers

In connection with the execution of the merger agreement, the Company amended the Amended and Restated Employment Agreements with Alfred E. Brennan, the Company’s Chief Executive Officer, and Arthur L. Herbst, Jr., the Company’s President (the “employment agreement amendments”), to reduce the amount of certain payments payable to Messrs. Brennan and Herbst upon a change of control pursuant to their currently existing employment agreements in order to avoid exceeding the limits set forth in Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”). The employment agreement amendments will terminate and be of no further force or effect in the event the merger agreement is terminated.

Indemnification of Directors and Officers; Directors’ and Officers’ Insurance

Prior to the closing, the Company will purchase a six-year, prepaid “tail” policy on the Company’s directors’ and officers’ liability insurance policies in effect on the date of the merger agreement in respect of actions or omissions occurring prior to the closing. However, if the cost of such insurance exceeds 300% of the current annual premiums paid by the Company for such insurance, then the Company will obtain a policy with the greatest coverage available for a cost not exceeding 300% of the current annual premiums paid by the Company for such insurance. In addition, Parent and the surviving corporation have agreed that all rights to exculpation, indemnification and advancement of expenses now existing in favor of the current or former directors or officers, as the case may be, of the Company or its subsidiaries as provided in their respective articles of incorporation or bylaws or other organizational documents or in any contract in effect on the date of the merger agreement will survive the merger and will continue in full force and effect for a period of six (6) years after the closing. From and after the closing, Parent and the surviving corporation have also agreed, to the fullest extent permitted under applicable law, to indemnify each current and former director or officer of the Company or any of its subsidiaries (each, together with such person’s heirs, executors or administrators, an “indemnified party”) against any costs, fees, expenses (including reasonable attorneys’ fees and expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement incurred in connection with any actual or threatened litigation, arising out of, relating to or in connection with any action or omission occurring or alleged to have occurred whether before or after the closing to the fullest extent that the Company would have been permitted under Missouri law and its articles of incorporation, bylaws and any applicable contracts in effect on the date of the merger agreement. Parent and the surviving corporation have also agreed to advance expenses as incurred to the fullest extent permitted under applicable law and required by any applicable contracts. Lastly, Parent agreed to pay all expenses that an indemnified party may incur enforcing the indemnity obligations set forth in the merger agreement. See “The Merger Agreement—Covenants of Parent and/or Merger Sub—Indemnification of Directors and Officers; Directors’ and Officers’ Insurance” on page 71.

Consulting and Non-Competition Arrangements

It is anticipated that Messrs. Brennan and Herbst will enter into consulting agreements effective upon consummation of the merger and that their amended and restated employment agreements will terminate. The details of the consulting arrangements are yet to be finalized and are dependent on the needs of the Company post-merger but it is anticipated that their compensation for consulting services will be at the same pay rate as their current total compensation.

Messrs. Brennan and Herbst will not be subject to any non-competition agreement upon termination of their amended and restated employment agreements. As a result, Parent has had discussions with Messrs. Brennan and Herbst regarding entering into three-year non-competition agreements, the final terms of which have yet to be negotiated, but the parties have discussed aggregate payments for a mutually acceptable non-competition agreement of $1,850,000 for Mr. Brennan and $1,650,000 for Mr.  Herbst.

Treatment of Equity-Based Awards

Options

The merger agreement provides that, immediately prior to the effective time of the merger, each stock option issued under the Company’s equity compensation plans, whether or not then exercisable or vested, will be cancelled and converted into the right to receive an amount in cash equal to, without interest and less applicable withholding taxes, the product of (i) the excess of $39.50 (the per share merger consideration) over the per share exercise price of the applicable stock option and (ii) the aggregate number of shares of common stock that may be acquired upon exercise of such stock option immediately prior to the effective time of the merger.

Restricted Stock

The merger agreement provides that, at the effective time of the merger, each share of restricted stock granted under the Company’s equity compensation plans or programs will vest (to the extent not already vested) and each vested share of restricted stock will be converted into the right to receive an amount in cash equal to $39.50 (the per share merger consideration) per share of Young common stock underlying such share of restricted stock, without interest and less applicable withholding taxes. As of the date of this Proxy Statement, there are 163,967 shares of unvested restricted stock outstanding which will fully vest upon consummation of the merger.

Common Stock, Stock Options and Restricted Stock to be Cashed Out in the Merger

The following table sets forth, based on his or her beneficial ownership as of the close of business on January 2, 2013, the cash proceeds that each of the Company’s directors and executive officers would receive at the closing of the merger in respect of the cash-out equity-based awards:

	Value of Vested and Unrestricted Young Innovations Equity			Value of Unvested Young Innovations Equity That Will Vest Upon the Merger ($)	Total Cash Payment for Equity Securities ($)
	Common Stock ($)	Stock Options ($)	Subtotal ($)
Named Executive Officers:
Alfred E. Brennan	$2,916,878	$463,500	$3,380,378	$1,675,037	$5,055,415
Arthur L. Herbst, Jr.	1,663,740	463,500	2,127,240	1,675,037	3,802,277
Daniel J. Tarullo	126,268	0	126,268	210,930	337,198
Julia A. Carter	169,337	0	169,337	301,820	471,157
Joshua A. McKey	108,112	20,600	128,712	286,099	414,810

Non-employee Directors:
George E. Richmond	$46,181,267	0	$46,181,267	0	$46,181,267
Brian F. Bremer	671,619	20,600	692,219	24,609	716,827
Patrick J. Ferrillo, Jr.	130,587	20,600	151,187	24,609	175,796
Richard J. Bliss	177,869	0	177,869	24,609	202,477
Edward Wiertel	0	0	0	24,609	24,609

Employment-Related Provisions of the Merger Agreement

The merger agreement provides that Parent and the surviving corporation will provide its employees (including its executive officers) with certain compensation and other benefits. See “The Merger Agreement—Covenants of Parent and/or Merger Sub—Employee Matters” on page 70.

Employment and Change-in-Control Agreements

Employment Agreements with Alfred E. Brennan and Arthur L. Herbst, Jr.

In January 2007, the Company entered into an employment agreement with Alfred E. Brennan pursuant to which Mr. Brennan agreed to serve as the Company’s Chief Executive Officer. The Company also entered into an employment agreement with Arthur L. Herbst, Jr. pursuant to which Mr. Herbst agreed to serve as the Company’s President. These employment agreements were to expire on January 31, 2010. Following the expiration of the initial term of the employment agreement, the employment agreement was to automatically extend for successive one-year periods unless terminated by the Company at least six months prior to the expiration of any successive term.

In May 2009, the existing employment agreements of Mr. Brennan and Mr. Herbst were amended and restated. The changes to each employment agreement consisted of (i) extending the term, so that each agreement expired on January 31, 2012, instead of January 31, 2010, and (ii) amending the agreement to take into account various interpretations issued by IRS with respect to Section 409A of the Code, so that the payment of certain amounts under the employment agreement which are deemed to be deferred compensation under Code Section 409A are paid to the executives in a manner and timeframe that complies with the Code. Following the expiration of the initial term of the amended and restated employment agreement, the amended and restated employment agreement automatically extends for successive one-year periods unless terminated by the Company at least six months prior to the expiration of any successive term.

An additional amendment was made in December 2010 to the amended and restated employment agreements of Mr. Brennan and Mr. Herbst to take into account an interpretation issued by the IRS with respect to Section 409A of the Code, so that the payment of certain amounts following the executives’ separation date are paid in a manner and timeframe that complies with the Code.

During the term, Mr. Brennan and Mr. Herbst will be paid an annual base salary of $450,000 and $360,000, respectively, subject to any upward adjustment approved by the Compensation Committee of the Company’s Board of Directors, and will be eligible to receive an annual, discretionary bonus. During the term, they are also eligible for group life insurance, disability or accident, death or dismemberment insurance, health and welfare benefits, 401(k) benefit plan and other employee benefits available to our employees generally, as well as an automobile allowance, supplemental life and long-term disability benefits.

In connection with the execution of the merger agreement, the Company amended the amended and restated employment agreements with Mr. Brennan and Mr. Herbst (the “employment agreement amendments”) to reduce the amount of certain payments payable to Messrs. Brennan and Herbst upon a change of control pursuant to their currently existing amended and restated employment agreements in order to avoid exceeding the limits set forth in Section 280G of the Code and thereby avoid triggering the tax reimbursement obligations of the Company pursuant to the amended and restated employment agreements. The employment agreement amendments will terminate and be of no further force or effect in the event the merger agreement is terminated. See “Advisory Vote on Golden Parachute Compensation (Proposal 2)” beginning on page 82 for additional information.

Potential Payments Upon Termination or Change-in-Control Arrangements

Following a change-in-control, Mr. Brennan and Mr. Herbst are entitled to receive the following:

•	A cash payment equal to 2.9999 times their base amount (as such term is used in Section 280G(b)(3) of the Code).

•

The employment agreement amendments provided that the “base amount” will be determined without regard to any annual bonus paid in 2012 based on 2012 performance. Additionally, the cash payment determined above will be reduced by the value of the payment treated as “contingent on a change in control” (as such term is used in Section 280G and the regulations thereunder) attributable to the accelerated vesting of any equity awards Mr. Brennan or Mr. Herbst (as the case may be) owns as of the date of the “change in control.” The employment agreement amendments will terminate and be of no further force or effect in the event the merger agreement is terminated.

•

In connection with any “change in control” other than the change in control contemplated by the merger agreement, if any payment, benefit, or distribution to which Messrs. Brennan and Herbst become entitled are considered “excess parachute payments” under Section 280G of the Code, then the executives will be entitled to an additional payment from the Company in an amount equal to the excise tax imposed by Section 4999 of the Code and/or any interest or penalties with respect to such excise tax (excluding any income tax or employment tax imposed upon the additional payment).

It is anticipated that the amended and restated employment agreements for Messrs. Brennan and Herbst will terminate upon consummation of the merger, and that Messrs. Brennan and Herbst will be consultants for the year following the merger. See “The Merger (Proposal 1)—Interests of the Company’s Directors and Executive Officers in the Merger—Consulting and Non-Competition Arrangements” beginning on page 47.

Employment Agreements with Daniel J. Tarullo, Julia A. Carter and Joshua A. McKey

In June 2006, the Company entered into an employment agreement with Daniel J. Tarullo, the Company’s Vice President. The employment agreement was to expire on June 2, 2008. However, the employment agreement automatically extends for successive one-year periods unless terminated by the Company at least six months prior to the expiration of any successive term. In May 2009, the existing employment agreement of Mr. Tarullo was amended and restated to take into account various interpretations issued by the IRS with respect to Section 409A of the Code, so that the payment of certain amounts under the employment agreement which are deemed to be deferred compensation under Code Section 409A are paid in a manner and timeframe that complies with the Code.

In July 2009, the Company entered into an employment agreement with Julia A. Carter, the Company’s Vice President. The employment agreement will expire on June 2, 2011. However, the employment agreement automatically extends for successive one-year periods unless terminated by the Company at least six months prior to the expiration of any successive term.

In July 2010, the Company entered into an employment agreement with Joshua A. McKey, the Company’s Vice President. The employment agreement is to expire on June 2, 2011. However, the employment agreement automatically extends for successive one-year periods unless terminated by the Company at least six months prior to the expiration of any successive term.

In December 2010, amendments were made to the employment agreements of Messrs. McKey and Tarullo and Ms. Carter. The changes consisted of (i) amending the agreements to take into account an interpretation issued by the IRS with respect to Section 409A of the Code, so that the payment of certain amounts following the executives’ separation date are paid in a manner and timeframe that complies with the Code; and (ii) amending the agreements to clarify that no payment of certain amounts to executives upon a change-in-control will be in excess of the limit under Section 280G of the Code.

In May 2011, additional amendments were made to the employment agreements of Messrs. McKey and Tarullo and Ms. Carter. The changes with respect to the employment agreements of Mr. Tarullo and Ms. Carter consisted of adding (i) a non-compete provision effective for the term of their employment agreements and for one year after termination of employment for “cause” or “voluntary termination without good reason” (provided no change–in-control has occurred) and (ii) a non-solicit provision which is effective during the term of their employment agreements and for one year following termination of employment. The changes with respect to the employment agreement of Mr. McKey consisted of adding a non-solicitation clause effective during the term of employment and for a period of one year after termination.

During the term, Messrs. Tarullo and McKey and Ms. Carter will be paid an annual base salary of $160,000, $175,000 and $150,000, respectively, subject to any upward adjustment approved by the Compensation Committee of the Company’s Board of Directors, and are eligible to receive an annual, discretionary bonus. During the term, they are also eligible for group life insurance, disability or accident, death or dismemberment insurance, health and welfare benefits, 401(k) benefit plan, automobile allowance and other employee benefits.

Potential Payments Upon Termination or Change-in-Control Arrangements

In the event of a change-in-control (the merger constitutes a change-in-control for purposes of their employment agreements), Messrs. McKey and Tarullo and Ms. Carter are entitled to receive a cash payment equal to the sum of the following, provided that the value does not exceed 2.999 times the base amount:

•	Annual base salary in effect at the time of termination; and

•	Maximum bonus compensation for the year in which the change-in-control occurs.

If Messrs. McKey’s and Tarullo’s and Ms. Carter’s employment is terminated on account of death or disability, the Company is obligated to pay all amounts of base salary, bonus accrued as of the date of termination and any amounts due under any third party disability or life insurance policy. If during his or her employment term, Messrs. McKey’s and Tarullo’s and Ms. Carter’s employment is terminated with cause or if he or she terminates his or her employment without good reason, the Company is obligated to pay all amounts of base salary (but not bonus compensation) accrued through the date of termination.

If, during his or her employment term, Messrs. McKey’s and Tarullo’s and Ms. Carter’s employment is terminated without cause or if he or she terminates his or her employment for good reason, except in connection with a change-in-control, he or she is also entitled to receive:

•	Annual base salary accrued through the date of termination, and any accrued, but unpaid, bonus compensation attributable to completed fiscal years.

•	Base salary that would have been earned under the agreement for the remaining term.

Voting Trust Agreement with Certain Shareholders

In connection with the merger agreement, The George E. Richmond 2006 Irrevocable Trust, The George E. Richmond Trust Under Agreement dated January 14, 1975, the Richmond Foundation, Alfred E. Brennan, and Arthur L. Herbst Jr., all of whom are shareholders of the Company and collectively own approximately 30% of the issued and outstanding shares of Young common stock, entered into a Voting Trust Agreement with Parent, as voting trustee, in favor of Parent and Merger Sub (the “voting trust agreement”), a copy of which is attached as Appendix D to this Proxy Statement and incorporated herein by reference. In accordance with the voting trust agreement, these shareholders placed an aggregate of 2,345,691 shares of Young common stock into a voting trust, which is administered by Parent, as voting trustee. Under the terms of the voting trust agreement, Parent, as voting trustee, has the right, subject to the provisions of the voting trust agreement, to exercise all rights and powers of a shareholder in respect of the shares deposited thereunder. The voting trusts will terminate upon the earlier to occur of:

•	termination by Parent, as voting trustee, in writing;

•	upon the dissolution or written resignation of Parent, as voting trustee;

•	upon the shareholders selling all of the shares subject to the voting trust;

•	upon a “change of recommendation” (as defined in the merger agreement);

•

upon the entry, without the prior written consent of the shareholders, into any amendment or modification to the merger agreement or any waiver of any of the Company’s rights under the merger agreement, in each case, that results in a decrease in the merger consideration;

•	the date of termination of the merger agreement; or

•	March 29, 2013.

Other than the voting trust agreement, none of the Company’s shareholders have entered into a voting trust or other agreement with the Company to vote their shares of Young common stock in favor of the adoption of the merger agreement.

Appraisal Rights

The discussion of the provisions set forth in this section is not a complete summary regarding your appraisal rights under Missouri law and is qualified in its entirety by reference to the text of Section 351.455 of the MGBCL (“Section 351.455”), a copy of which is attached as Appendix B to this Proxy Statement and is incorporated herein by reference. Shareholders intending to exercise appraisal rights should carefully review Appendix B to this Proxy Statement. Failure to follow any of the statutory procedures precisely may result in a termination or waiver of these rights. A summary of the principal steps to be taken is set forth below for any shareholders intending to exercise appraisal rights.

ANY SHAREHOLDER WHO WISHES TO EXERCISE APPRAISAL RIGHTS OR WHO WISHES TO PRESERVE HIS, HER OR ITS RIGHT TO DO SO SHOULD REVIEW APPENDIX B CAREFULLY AND SHOULD CONSULT HIS, HER OR ITS LEGAL ADVISOR, SINCE FAILURE TO TIMELY COMPLY WITH THE PROCEDURES SET FORTH THEREIN WILL RESULT IN THE LOSS OF SUCH RIGHTS.

Holders of Young common stock who do not vote in favor of the adoption of the merger agreement and who properly demand appraisal of their shares will be entitled to appraisal rights in connection with the merger under Section 351.455. In order to exercise and perfect appraisal rights, a record holder of shares of Young common stock must follow properly and in a timely manner the steps prescribed in Section 351.455 and summarized below.

A shareholder will be entitled to appraisal and payment of the fair value of its shares under Section 351.455 if such shareholder:

•

owns Young common stock as of the close of business on January 2, 2013, the record date for the special meeting of the Company’s shareholders at which the approval of the merger is submitted to a vote;

•

files with the Company, prior to or at the special meeting of the Company’s shareholders, a written objection to the merger. Such objection should be delivered or mailed in time to arrive before the special meeting to the Company at Young Innovations, Inc., 500 North Michigan Avenue, Suite 2204, Chicago, Illinois 60611, Attention: Secretary. Such written objection must be made in addition to and separate from any proxy or other vote against the approval of the merger agreement. Neither a vote against, a failure to vote for, or an abstention from voting will satisfy the requirement that a written objection be delivered to the Company before the vote is taken;

•	does not vote in favor of the merger at the special meeting of the Company’s shareholders; and

•

within 20 days after the merger is effected, makes a written demand on the Company, as the surviving corporation, for payment of the fair value of such shareholder’s shares of Young common stock as of the day prior to the special meeting. This demand must be mailed or delivered to the Secretary of the Company at Young Innovations, Inc., 500 North Michigan Avenue, Suite 2204, Chicago, Illinois 60611. Any shareholder who fails to make a written demand for payment within the 20 day period after the effective time will be conclusively presumed to have consented to the merger agreement and will be bound by the terms thereof. Neither a vote against the adoption of the merger agreement nor the written objection referred to above will satisfy the written demand requirement referred to in this paragraph.

If, within 30 days after the effective date of the merger, the fair value of the dissenting shareholder’s shares of Young common stock is agreed upon between the dissenting shareholder and the surviving corporation, then payment for such shares must be made by the surviving corporation within 90 days after the effective date of the merger, upon the surrender of the dissenting shareholder’s stock certificates representing such shareholder’s shares. Upon payment of the agreed value, the dissenting shareholder ceases to have any interest in the shares or in the surviving corporation.

If, within 30 days after the effective date of the merger, there is no such agreement as to the fair value of the dissenting shareholder’s shares of Young common stock between the dissenting shareholder and the surviving corporation, then the dissenting shareholder may, within 60 days after the expiration of the 30 day period, file a petition in any court of competent jurisdiction within the county in which the registered office of the surviving corporation is situated, asking for a finding and determination of the fair value such shareholder’s shares as of the day prior to the special meeting of the Company’s shareholders. The dissenting shareholder will be entitled to judgment against the surviving corporation for an amount equal to the fair value of such shareholder’s shares measured as of the day prior to the special meeting, together with interest thereon to the date of the judgment.

The judgment will only be payable upon and simultaneously with the surrender to the surviving corporation of the stock certificates representing the shares of Young common stock owned by the dissenting shareholder. Upon payment of the judgment, the shareholder will cease to have any interest in the shares or in the surviving corporation. Further, unless the dissenting shareholder files the petition with the court within the 60 day time limit described above, such shareholder and all persons claiming under such shareholder shall be conclusively presumed to have approved or ratified the merger and shall be bound by the terms thereof. The right of a dissenting shareholder to be paid the fair value of such shareholder’s shares as provided above ceases if and when Young abandons the merger.

In view of the complexity of Section 351.455, shareholders of the Company who may wish to dissent from the merger and pursue appraisal rights should consult their legal advisors. To the extent there are any inconsistencies between the foregoing summary and Section 351.455, Section 351.455 shall govern.

Material U.S. Federal Income Tax Consequences

The following is a discussion of the material U.S. federal income tax consequences of the merger to U.S. holders and non-U.S. holders (each as defined below) of Young common stock who exchange their shares for cash in the merger. The discussion is based upon the Code, U.S. Treasury regulations and judicial and administrative decisions in effect as of the date of this Proxy Statement, all of which are subject to change (possibly with retroactive effect) or to different interpretations, which could affect the U.S. federal income tax consequences discussed in this discussion in a material and adverse manner. The following discussion does not purport to consider all aspects of U.S. federal income taxation that might be relevant to you. This discussion applies only to shareholders who, on the date on which the merger is completed, hold shares of Young common stock as a capital asset within the meaning of Section 1221 of the Code. The following discussion does not address taxpayers subject to special treatment under U.S. federal income tax laws, such as insurance companies, financial institutions, dealers in securities, traders in securities who elect to mark their securities to market, tax-exempt organizations, mutual funds, real estate investment trusts, S corporations, taxpayers subject to the alternative minimum tax, U.S. expatriates, controlled foreign corporations, passive foreign investment companies, corporations that accumulate earnings to avoid U. S. federal income tax and persons holding their shares as part of a hedge, straddle, conversion transaction or other integrated transaction. In addition, the following discussion may not apply to shareholders who acquired their shares of Young common stock upon the exercise of employee stock options or otherwise as compensation for services or through a tax-qualified retirement plan. This discussion does not address the receipt of cash in connection with the cancellation of stock options or any other matters related to equity compensation or benefit plans. The following discussion does not address potential foreign, state, local, estate, gift and other tax consequences of the merger.

For purposes of this discussion, a “U.S. holder” is a holder of shares of Young common stock who or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the U.S.;

•	a corporation (or other entity taxable as a corporation) created or organized in or under the laws of the U.S., any state of the U.S. or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust if (1) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust; or (2) it has a valid election in place to be treated as a U.S. domestic trust for U.S. federal income tax purposes.

A “non-U.S. holder” is a person who or that is not a U.S. holder for U.S. federal income tax purposes.

If shares of Young common stock are held by a partnership (or other “pass-through” entity), the U.S. federal income tax treatment of a partner in the partnership (or owners of such “pass-through” entity) will generally depend upon the status of the partner or owner and the activities of the entity. Partnerships (or other “pass-through” entities) that hold shares of Young common stock and partners (or owners) of such entities are urged to consult their own tax advisors regarding the tax consequences of the merger.

All shareholders are urged to consult their own tax advisors regarding the U.S. federal income tax consequences, as well as the foreign, state and local tax consequences, of the disposition of their shares in the merger.

U.S. Holders.    The receipt of cash for shares of Young common stock pursuant to the merger agreement will be a taxable transaction for United States federal income tax purposes. In general, a U.S. holder who surrenders shares of Young common stock for cash in the merger will recognize capital gain or loss for United States federal income tax purposes equal to the difference, if any, between the amount of cash received in exchange for such shares (determined before the deduction of any applicable withholding taxes) and the U.S. holder’s adjusted tax basis in such shares. If a U.S. holder acquired different blocks of Young common stock at different times or different prices, such holder must determine its tax basis and holding period separately with respect to each separately acquired block of Young common stock. Such gain or loss will be long-term capital gain or loss provided that a U.S. holder’s holding period for such shares is more than one year at the time of completion of the merger. Long-term capital gains recognized by a non-corporate U.S. holder, including an individual, are subject to a maximum United States federal income tax rate of 20% for taxable years beginning after December 31, 2012. There are limitations on the deductibility of capital losses. In addition, depending on a U.S. holder’s personal tax profile, a U.S. holder may also be subject to an additional 3.8% Medicare tax with respect to “net investment income” on its investments, including gain on the exchange of shares of Young common stock in the merger.

Cash payments made pursuant to the merger agreement will be reported to holders of Young common stock and the IRS to the extent required by the Code and applicable United States Treasury Regulations. Under the Code, a U.S. holder of Young common stock (other than a corporation or other exempt recipient) may be subject, under certain circumstances, to information reporting on the cash received in the merger. A U.S. holder, who is not otherwise exempt, who fails to supply a correct taxpayer identification number, under-reports tax liability, or otherwise fails to comply with United States information reporting or certification requirements, may be subject to backup withholding with respect to the amount of cash received in the merger.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a U.S. holder’s United States federal income tax liability provided the required information is timely furnished to the IRS.

Non-U.S. Holders.    Any gain realized on the receipt of cash pursuant to the merger by a non-U.S. holder generally will not be subject to United States federal income tax unless:

•

the gain is effectively connected with a trade or business of the non-U.S. holder in the United States (and, if required by an applicable United States income tax treaty, is attributable to a United States permanent establishment of the non-U.S. holder);

•	the non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of the merger, and certain other conditions are met; or

•

the Company is or has been a “United States real property holding corporation” for United States federal income tax purposes within the five years preceding the merger. The Company does not believe it is or has been a United States real property holding corporation.

A non-U.S. holder whose gain is associated with a trade or business in the United States in a manner described in the first bullet point will be subject to tax on its net gain in the same manner as if it were a U.S. holder. In addition, such a non-U.S. holder that is a corporation may be subject to a branch profits tax equal to 30% of its effectively connected earnings and profits (including such gain) or at such lower rate as may be specified by an applicable income tax treaty. An individual non-U.S. holder described in the second bullet point above will be subject to tax at a 30% flat rate on the gain recognized, equal to the difference, if any, between the amount of cash received in exchange for shares of Young common stock and the non-U.S. holder’s adjusted tax basis in such shares. To the extent that a non-U.S. holder’s income is eligible for a reduced rate of withholding tax under a treaty, such non-U.S. holder may obtain a refund of excess amounts withheld by filing a properly completed claim for refund with the IRS.

Non-U.S. holders who sell their Company common stock in the merger generally will not be subject to information reporting and backup withholding, provided that the Company does not have actual knowledge or reason to know that the non-U.S. holder is a “United States person” (as defined in the Code), and the non-U.S. holder provides the Company a certification, under penalty of perjury, that it is not a “United States person” (such certification may be made on an IRS Form W-8BEN, or successor form, or by satisfying other certification requirements of applicable United States Treasury Regulations). Backup withholding for any non-U.S. holder who does not provide adequate certification may apply to cash received by a non-U.S. holder in the merger.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. holder’s United States federal income tax liability provided that the required information is timely furnished to the IRS.

The foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any holder of shares of Young’s common stock. The Company urges you to consult your own tax advisor to determine the particular tax consequences to you (including the application and effect of any state, local or foreign income and other tax laws) of the receipt of cash in exchange for shares of Young’s common stock pursuant to the merger.

Dissenting Shareholders

Each holder of Young common stock who perfects appraisal rights with respect to the merger, as discussed under “The Merger (Proposal 1)—Appraisal Rights” beginning on page 51 of this Proxy Statement and who receives cash in respect of their shares of Young common stock should consult the holder’s individual tax advisor as to the tax consequences of the receipt of cash as a result of exercising appraisal rights.

Effective Time of Merger

The merger will be completed and become effective at such time as the Company, Parent and Merger Sub agree upon and specify in the summary articles of merger. The parties intend to complete the merger as soon as practicable following the adoption of the merger agreement by the Company’s shareholders and satisfaction or waiver of the conditions to closing of the merger set forth in the merger agreement.

The parties to the merger agreement currently expect to complete the merger prior to March 29, 2013. Because the merger is subject to a number of conditions, the exact timing of the merger cannot be determined, if it is completed at all.

Payment of Merger Consideration and Surrender of Stock Certificates

At the effective time of the merger, the Company will become a wholly owned subsidiary of Parent and each shareholder of record immediately prior to the effective time of the merger (other than shares owned by the Company, shares owned by Parent, Merger Sub or any of their respective affiliates, or shares whose holders have demanded and perfected their appraisal rights under Section 351.455 of the MGBCL) will be entitled to receive $39.50 in cash, without interest and less any applicable withholding taxes, for each share of Young common stock such shareholder holds immediately prior to the effective time of the merger. Parent will designate the paying agent to make the cash payments contemplated by the merger agreement. At the effective time of the merger, Parent will deposit with the paying agent, for the benefit of the holders of Young common stock, funds sufficient for payment of the aggregate merger consideration (other than with respect to shares owned by the Company, shares owned by Parent, Merger Sub or any of their respective affiliates, or shares whose holders have demanded and perfected their appraisal rights under Section 351.455 of the MGBCL). The paying agent will deliver to you your merger consideration according to the procedure summarized below.

Promptly after the effective time of the merger, the paying agent will send you a letter of transmittal and instructions advising you how to surrender your stock certificates or book-entry shares in exchange for the merger consideration.

The paying agent will promptly pay you your merger consideration after you have (i) surrendered your stock certificates to the paying agent together with a properly completed letter of transmittal and any other documents required by the paying agent and (ii) provided to the paying agent any other items specified by the letter of transmittal.

Interest will not be paid or accrue in respect of any cash payments of merger consideration. The surviving corporation will reduce the amount of any merger consideration paid to you by any applicable withholding taxes.

If the paying agent is to pay some or all of your merger consideration to a person other than you, you must have your stock certificates properly endorsed or otherwise in proper form for transfer, and you must pay any transfer or other taxes payable by reason of the transfer or establish to the paying agent’s satisfaction that the taxes have been paid or are not required to be paid.

You should not forward your stock certificates to the paying agent without a letter of transmittal, and you should not return your stock certificates with the enclosed proxy.

The transmittal instructions will tell you what to do if you have lost your stock certificate, or if it has been stolen or destroyed. You will have to provide an affidavit to that fact and, if required by the surviving corporation or Parent, provide an indemnity agreement in form and substance reasonable acceptable to Parent and post a bond in an amount that the surviving corporation or Parent reasonably directs as indemnity against any claim that may be made against it in respect of the stock certificate.

After the completion of the merger, you will cease to have any rights as a Company shareholder.

Upon demand, the paying agent will return to Parent all funds in its possession nine (9) months after the merger occurs, and the paying agent’s duties will terminate. After that time, if you have not received payment of the merger consideration, you may look only to Parent for payment of the merger consideration, without interest, subject to applicable abandoned property, escheat and similar laws. If any certificate representing Young common stock has not been surrendered prior to nine (9) months after the completion of the merger (or such earlier date as must be immediately prior to the date that such unclaimed funds would otherwise become subject to any abandoned property, escheat or similar law), the payment with respect to such certificate will, to the extent permitted by applicable law, become the property of the surviving corporation or Parent, free and clear of all claims or interest of any person previously entitled to any claims or interest.

Fees and Expenses

Except as otherwise described in “The Merger Agreement—Effect of Termination; Fees and Expenses,” beginning on page 77, all fees, expenses and costs incurred in connection with the merger agreement, including legal, accounting, investment banking and other fees, expenses and costs, will be paid by the party incurring such fees, expenses and costs, whether or not the merger is consummated. The expenses incurred in connection with the filing, printing and mailing of this Proxy Statement and the solicitation of the approval of the Company’s shareholders, and all filing and other fees paid to the SEC will be borne by the Company.

THE MERGER AGREEMENT

This section of the Proxy Statement summarizes the material provisions of the merger agreement, but is not intended to be an exhaustive discussion of the merger agreement. The following summary is qualified in its entirety by reference to the complete text of the merger agreement, which is attached as Appendix A to this Proxy Statement and incorporated into this Proxy Statement by reference. The rights and obligations of the parties are governed by the express terms and conditions of the merger agreement and not the summary set forth in this section or any other information contained in this Proxy Statement. The Company urges you to read the merger agreement carefully and in its entirety.

The summary of the merger agreement in this Proxy Statement is included to provide you with information regarding some of its material provisions. Factual disclosures about the Company contained in this Proxy Statement or in the Company’s public reports filed with the SEC may supplement, update or modify the factual disclosures about the Company contained in the merger agreement and described in this summary. The merger agreement contains representations and warranties made by and to the parties thereto as of specific dates. The statements embodied in those representations and warranties were made for purposes of that contract between the parties and are subject to qualifications and limitations agreed by the parties in connection with negotiating the terms of that contract. In particular, in your review of the representations and warranties contained in the merger agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the merger agreement may have the right not to close the merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the merger agreement, rather than establishing matters as facts. Furthermore, some of those representations and warranties may not be accurate or complete as of any particular date because they are subject to a contractual standard of materiality different from that generally applicable to public disclosures to shareholders and reports and documents filed with the SEC and in some cases were qualified by disclosures that were made by each party to the other, which disclosures are not reflected in the merger agreement including information in a disclosure letter that the Company has provided to Parent and Merger Sub. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this Proxy Statement, may have changed since the date of the merger agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this Proxy Statement. The merger agreement is described in, and included as an appendix to, this Proxy Statement only to provide you with information regarding its terms and conditions and not to provide any factual information regarding the Company, Parent or the Company’s respective businesses. The representations and warranties in the merger agreement and the description of them in this document should not be read alone but instead should be read in conjunction with the other information contained in the reports, statements and filings the Company publicly files with the SEC.

General; The Merger

The merger agreement provides for the merger of Merger Sub with and into the Company upon the terms, and subject to the conditions, set forth in the merger agreement and in accordance with the MGBCL. After the completion of the merger, the Company will continue its corporate existence under the MGBCL as the surviving corporation and, immediately following the merger, become a wholly owned subsidiary of Parent. If the merger is completed, Young common stock will be delisted from NASDAQ, will be deregistered under the Exchange Act, and will no longer be publicly traded, and the Company will no longer be required to file periodic reports with the SEC, in each case, in accordance with applicable law, rule or regulation. The Company will be a privately held corporation and the Company’s current shareholders will cease to have any ownership interest in the Company or rights as the Company’s shareholders except for members of senior management who may be entitled to participate in equity plans of the surviving corporation or its affiliates. Therefore, following the completion of the merger, the Company’s current shareholders will not participate in any of the Company’s future earnings or growth and will not benefit from any appreciation in the Company’s value, if any.

Closing and Effective Time of The Merger

The closing of the merger will take place on the second business day after the satisfaction or waiver of the conditions to closing (other than those conditions that by their terms are to be satisfied by action taken at the closing, but subject to the satisfaction or waiver of those conditions at the closing). Additionally, if the merger is not consummated by March 29, 2013, either party may terminate the merger agreement, except such right to terminate the merger agreement will not be available to Parent or the Company if such party breached its obligations under the merger agreement in any manner that primarily contributed to the failure to consummate the merger by such date.

The effective time of the merger will occur at such time as the Company, Parent and Merger Sub may agree and specify in the summary articles of merger filed with the Secretary of State of the State of Missouri.

Articles of Incorporation; Bylaws; Directors and Officers

At the effective time of the merger, the Company’s articles of incorporation will be amended and restated to read in its entirety to be in the form of the articles of incorporation of Merger Sub (except with respect to the name of the Company, indemnification of officers and directors and advancement of expenses, all of which shall be as set forth in the articles of incorporation of the Company as in effect as of December 3, 2012) and will be, as so amended and restated, the articles of incorporation of the surviving corporation until thereafter amended as provided therein and by applicable law.

At the effective time of the merger, the Company’s bylaws will be amended and restated to read in its entirety to be in the form of the bylaws of Merger Sub (except with respect to the name of the Company, indemnification of officers and directors and advancement of expenses, all of which shall be as set forth in the bylaws of the Company as in effect as of December 3, 2012) and, will be, as so amended and restated, the bylaws of the surviving corporation until thereafter amended as provided therein and by applicable law.

From and after the effective time, (i) the directors of Merger Sub immediately prior to the effective time will be the directors of the surviving corporation until their successors are duly elected and qualified or until their earlier death, resignation or removal in accordance with the surviving articles of incorporation, the surviving bylaws and applicable law and (ii) the officers of Merger Sub immediately prior to the effective time will be the officers of the surviving corporation until their successors are duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the surviving articles of incorporation, the surviving bylaws and applicable law.

Conversion of Securities

Common Stock

Except for (i) shares of Young common stock owned immediately prior to the effective time of the merger by the Company or by Parent, Merger Sub or any of their respective affiliates, which in each case will be cancelled automatically without the payment of any consideration and will cease to exist, and (ii) shares held by shareholders properly demanding and perfecting appraisal rights pursuant to Section 351.455 of the MGBCL (referred to in this section of the Proxy Statement as “dissenting shares”), each share of Young common stock issued and outstanding immediately prior to the effective time of the merger will, without any action on the part of the holder thereof, be converted into the right to receive $39.50 in cash, without interest and less applicable withholding taxes. At the effective time of the merger, each share of Young common stock theretofore issued and outstanding will be cancelled automatically and cease to exist.

Treatment of Outstanding Options and Restricted Stock

Immediately prior to the effective time of the merger, each stock option issued under the Company’s equity compensation plans or programs, whether or not then exercisable or vested, will be cancelled and converted into the right to receive an amount in cash equal to, without interest and less applicable withholding taxes, the product of (i) the excess, if any, of $39.50 (the per share merger consideration) over the per share exercise price of the applicable stock option and (ii) the aggregate number of shares of Young common stock that may be acquired upon exercise of such stock option immediately prior to the effective time of the merger. Also at the effective time of the merger, each share of restricted stock granted under the Company’s equity compensation plans or programs will vest (to the extent not already vested) and each vested share of restricted stock will be converted into the right to receive an amount in cash equal to $39.50 (the per share merger consideration) per share of Young common stock underlying such share of restricted stock, without interest and less applicable withholding taxes. As of the date of this Proxy Statement, there are 163,967 shares of unvested restricted stock outstanding which will fully vest upon consummation of the merger.

Payment Procedures

Prior to the effective time of the merger, Parent will select a bank or trust company, reasonably acceptable to the Company, to act as the paying agent in the merger and will enter into a paying agent agreement with the paying agent, the terms and conditions of which must be reasonably acceptable to the Company. Parent will be responsible for all fees and expenses of the paying agent. Immediately prior to or at the effective time of the merger, Parent will deposit or cause to be deposited with the paying agent sufficient funds to pay the merger consideration for each holder of shares of Young common stock entitled to payment thereof (other than with respect to holders of (i) shares of Young common stock owned immediately prior to the effective time of the merger by the Company or by Parent, Merger Sub or any of their respective affiliates, which in each case will be cancelled automatically without the payment of any consideration and will cease to exist, and (ii) shares held by shareholders properly demanding and perfecting appraisal rights pursuant to Section 351.455 of the MGBCL). Promptly after the effective time of the merger, Parent will cause the paying agent to mail a letter of transmittal and instructions to each holder of record of Young common stock (other than with respect to holders of (i) shares of Young common stock owned immediately prior to the effective time of the merger by the Company or by Parent, Merger Sub or any of their respective affiliates, which in each case will be cancelled automatically without the payment of any consideration and will cease to exist, and (ii) shares held by shareholders properly demanding and perfecting appraisal rights pursuant to Section 351.455 of the MGBCL) for use in connection with surrendering stock certificates and determining the amount of merger consideration to which a shareholder is entitled as a result of the merger.

You should not return your stock certificates with the enclosed proxy card, and you should not forward your stock certificates to the paying agent without a letter of transmittal.

You will not be entitled to receive the merger consideration until you surrender your stock certificate or certificates (if your shares are certificated) to the paying agent, together with a duly completed and executed letter of transmittal and any other documents reasonably required by the paying agent. The merger consideration may be paid to a person other than the person in whose name the corresponding stock certificate is registered if (i) the surrendered stock certificate is accompanied by all documents required by the paying agent to evidence and effect that transfer and (ii) the person requesting such payment pays any applicable transfer or other taxes required by reason of payment to a person other than the registered holder or establishes to the satisfaction of the paying agent that such tax has been paid or is not applicable.

No interest will be paid or will accrue on the cash payable upon surrender of the stock certificates. Parent, Merger Sub, the surviving corporation and the paying agent will be entitled to deduct and withhold from any consideration otherwise payable under the merger agreement as may be required to deduct and withhold with respect to the payment of such consideration under applicable tax laws. To the extent that any amounts are so deducted and withheld and paid to the appropriate taxing authorities, those amounts will be treated as having been paid to the person in respect of whom such deduction or withholding was made for all purposes under the merger agreement.

None of Parent, the surviving corporation nor the paying agent will be liable to any holder of stock certificates or book-entry shares for any amount properly paid to a public official under any applicable abandoned property, escheat or similar law.

The paying agent will invest the exchange fund as directed by Parent, except that such investment must be in obligations of or guaranteed by the United States of America or any agency or instrumentality thereof and backed by the full faith and credit of the United States of America, in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Service, respectively, or in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1 billion (based on the most recent financial statements of such bank which are then publicly available). Any net profit resulting from, or interest or income produced by, such investments shall be the property of and payable to Parent or the surviving corporation, as directed by Parent.

Any portion of the exchange fund which remains unclaimed by shareholders nine (9) months after the effective time of the merger will be delivered by the paying agent to Parent upon demand, and any former shareholders who have not surrendered their shares in exchange for merger consideration will thereafter look only to Parent for payment of the merger consideration. None of Parent, the surviving corporation or the paying agent will be liable to any former holder of Young common stock for any cash properly paid to a public official under any applicable abandoned property, escheat or similar law.

Representations and Warranties

The representations and warranties of each of the parties to the merger agreement are the product of negotiations among the parties thereto and are solely for the benefit of the other parties. Any inaccuracies in such representations and warranties are subject to waiver by the parties to the merger agreement and are qualified by a confidential disclosure letter containing non-public information and made for the purposes of allocating contractual risk between the parties instead of establishing these matters as facts. Consequently, the Company’s representations and warranties in the merger agreement may not be relied upon by persons other than the parties thereto as characterizations of actual facts or circumstances as of the date of the merger agreement or as of any other date, nor may you rely upon them in making the decision to approve and authorize the merger agreement and the transactions contemplated by the merger agreement. Generally, the merger agreement may only be enforced against a party by the other parties. Moreover, information concerning the subject matter of the representations and warranties of the parties may change after the date of the merger agreement, which subsequent information may or may not be reflected fully in the Company’s public disclosures.

The Company’s representations and warranties in the merger agreement relate to, among other things:

•	corporate organization, good standing, corporate power and foreign qualification to do business;

•	its subsidiaries;

•	capitalization of the Company;

•	registration rights and voting rights with respect to the securities of the Company and its subsidiaries;

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authority, including the declaration of advisability of the merger agreement and the merger by the Company’s Board of Directors and the adoption of the merger agreement and the merger by the Company’s Board of Directors;

•	enforceability of the merger agreement against the Company;

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governmental authorizations and the absence of violations of, or conflicts with, the governing documents of the Company and its subsidiaries, applicable law and certain agreements and authorizations, as a result of the Company entering into and performing under the merger agreement and consummating the transactions contemplated by the merger agreement;

•	consents and approvals necessary in connection with the execution, delivery and performance of the merger agreement or the consummation of the transactions contemplated by the merger agreement;

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the accuracy of the Company’s (i) financial statements included in its Form 10-K for the fiscal year ending December 31, 2011 and its Form 10-Q for the three months ending September 30, 2012 and (ii) SEC reports filed since December 31, 2009;

•	the Company’s disclosure controls and procedures and internal controls over financial reporting;

•	the absence of a material adverse effect on the Company and the absence of certain other changes since September 30, 2012 through the date of the merger agreement;

•	the absence of any pending or threatened litigation;

•	permits and compliance with applicable laws;

•	tax matters;

•	benefit plans;

•	labor relations and compliance with applicable employment laws;

•	owned and leased real property;

•	environmental matters;

•	material contracts;

•	the absence of brokers and brokers’ fees, except those fees payable to the Company’s financial advisors;

•	insurance policies;

•	the absence of any untrue statement of material fact or material omission in the information supplied by the Company for inclusion in this Proxy Statement;

•	the opinion of the Company’s financial advisor;

•	intellectual property matters;

•	compliance with the U.S. Foreign Corrupt Practices Act and other applicable anti-corruption and anti-money laundering laws;

•	affiliate and related party transactions; and

•	the absence of any express or implied representations or warranties other than those made by the Company in the merger agreement.

Many of the Company’s representations and warranties are qualified by the absence of a “Company Material Adverse Effect” which means, for purposes of the merger agreement, any event, change, development, effect, occurrence, event or condition (an “Effect”) that is, or would reasonably be expected to become, individually or in the aggregate, material and adverse to the business, properties, assets, liabilities, results of operations or financial condition of the Company and its subsidiaries, taken as a whole, or prevents or materially impairs, materially interferes with, materially impedes or materially delays the ability of the Company to perform its obligations under, or to consummate the transactions contemplated by, the merger agreement; provided that that in determining whether a Company Material Adverse Effect has occurred, there shall be excluded any Effect to the extent resulting from the following:

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any Effect generally affecting the businesses or industries in which the Company and its subsidiaries operate (including general pricing changes), except to the extent that the effects of such events have a disproportionate adverse impact on the Company and its subsidiaries, taken as a whole, relative to other businesses operating in the same industry in which the Company and its subsidiaries operate;

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any change in general economic or business conditions, including changes in the financial, securities or credit markets (including changes in interest rates and currency rates), or changes in such conditions in any area in which the Company or its subsidiaries operate, except to the extent that the effects of such events have a disproportionate adverse impact on the Company and its subsidiaries, taken as a whole, relative to other businesses operating in the same industry in which the Company and its subsidiaries operate;

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any change in global or national political conditions, except to the extent that the effects of such events have a disproportionate adverse impact on the Company and its subsidiaries, taken as a whole, relative to other businesses operating in the same industry in which the Company and its subsidiaries operate;

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any loss of, or adverse change in, the relationship of the Company with its customers, employees, suppliers, vendors or other persons or entities with business relations with the Company or its subsidiaries resulting or arising from or relating to the announcement or pendency of the transactions contemplated by the merger agreement;

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any claims or proceedings, whether commenced or threatened, made by any of the Company’s shareholders resulting or arising from or relating to the merger agreement or any of the transactions contemplated by the merger agreement;

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any failure of the Company to meet any estimates, expectations, forecasts or projections, including revenues, earnings or other measures of financial performance, for any period (it being understood that the underlying facts giving rise or contributing to such failure may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into account in determining whether there has been a Company Material Adverse Effect if such facts are not otherwise excluded under this definition);

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any change in the trading prices or trading volume of Young common stock on NASDAQ (it being understood that the underlying facts giving rise or contributing to such failure may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into account in determining whether there has been a Company Material Adverse Effect if such facts are not otherwise excluded under this definition);

•	any change in GAAP or other accounting standards or any change in any laws or interpretations thereof, in each case, after the date of the merger agreement;

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any act of God or any change that is the result of any outbreak or escalation of acts of war, material armed hostilities or other material international or national calamity, acts of terrorism or natural disasters, except to the extent that the effects of such events have a disproportionate adverse impact on the Company and its subsidiaries, taken as a whole, relative to other businesses operating in the same industry in which the Company and its subsidiaries operate;

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any fees, expenses or change of control payments incurred in connection with the merger agreement and the transactions contemplated by the merger agreement that are disclosed in the Company’s disclosure letter; or

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any action expressly required or permitted by the merger agreement, including actions required to be taken by the merger agreement upon the specific request of Parent or Merger Sub, or the failure to take any actions due to the restrictions set forth in the merger agreement.

The merger agreement also contains various representations and warranties made by Parent and Merger Sub to the Company that are subject, in some cases, to specified exceptions and qualifications. The representations and warranties relate to, among other things:

•	the corporate organization, good standing and corporate power of Parent and Merger Sub;

•	the authority of Parent and Merger Sub to enter into and consummate the transactions contemplated by the merger agreement;

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governmental authorizations and the absence of violations of, or conflicts with, the governing documents of Parent and Merger Sub, applicable law and certain agreements and authorizations, as a result of Parent and Merger Sub entering into and performing under the merger agreement and consummating the transactions contemplated by the merger agreement;

•	consents and approvals necessary in connection with the execution, delivery and performance of the merger agreement or the consummation of the transactions contemplated by the merger agreement;

•	the absence any pending or threatened litigation;

•	permits and compliance with applicable laws;

•	the absence of any shares of Young common stock owned by Parent, Merger Sub or any of their respective affiliates;

•	the absence of arrangements with management or holders of Young common stock;

•	capitalization of Merger Sub;

•	Merger Sub not having engaged in any business activity other than in connection with the merger agreement and the transactions contemplated thereunder;

•	the absence of brokers and brokers’ fees;

•	the absence of any untrue statement of material fact or material omission in the information supplied by Parent for inclusion in this Proxy Statement;

•	the solvency of the surviving corporation after the completion of the merger;

•	the debt and equity commitment letters;

•	the limited guarantee;

•	the absence of any regulatory impediments; and

•	independent investigation and acknowledgment as to the absence of any express or implied representations or warranties other than those made by the Company in the merger agreement.

The representations and warranties in the merger agreement of each of the Company, Parent and Merger Sub will terminate upon the consummation of the merger or the termination of the merger agreement in accordance with its terms.

Covenants of the Company

The Company has various obligations and responsibilities under the merger agreement from the date of the merger agreement until the effective time of the merger, including, but not limited to, the following:

Conduct of Business Pending the Merger

During the period between the date of the merger agreement and the earlier of the effective time of the merger or the termination of the merger agreement, except as expressly contemplated by the merger agreement, as set forth in the disclosure letter delivered by the Company to Parent or as required by applicable law, without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), the Company has agreed to, and has agreed to cause each of its subsidiaries to, conduct their respective businesses, in the ordinary and usual course consistent with past practice, and, to the extent consistent therewith, to use commercially reasonable efforts to (a) preserve intact the Company’s and its subsidiaries’ present business organization and capital structure, (b) maintain in effect all material permits that are required for the Company or its subsidiaries to carry on their respective businesses and (c) maintain in all material respects the current relationships with customers, suppliers and other persons with which the Company or its subsidiaries have significant business relationships, including, without limitation, paying its respective obligations, including capital expenditures and other accounts payable, in the ordinary course of business consistent with past practice.

Subject to certain exceptions set forth in the merger agreement, the Company may not, pursuant to the merger agreement, take (or permit any of its subsidiaries to take) any of the following actions during the period between the date of the merger agreement until the earlier of the effective time of the merger or the termination of the merger agreement, except as expressly contemplated by the merger agreement, as set forth in the disclosure letter delivered by the Company to Parent or as required by applicable law, without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed):

•	adopt any change in an organizational document of the Company or any of its subsidiaries;

•	merge or consolidate the Company or any of its subsidiaries with any person or otherwise alter the corporate or capital structure or ownership of the Company or any of its subsidiaries;

•	sell, lease, license, transfer or otherwise dispose of an amount of assets or securities that is material, individually or in the aggregate, to the Company and its subsidiaries taken as a whole;

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(i) make, declare, pay or set aside for payment any dividend on or in respect of, or declare or make any distribution on any shares of its stock or (ii) directly or indirectly adjust, split, combine, redeem, reclassify, purchase or otherwise acquire, any shares of the Company’s stock;

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(i) make any acquisition, by purchase or other acquisition of stock or other equity interests, by merger, consolidation or other business combination or (ii) make any property transfers or purchases of any property or assets from any Person;

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redeem, repurchase, prepay, defease, cancel, incur or otherwise acquire, or modify in any material respect the terms of, indebtedness for borrowed money or enter into or amend any existing capital lease, conditional sale, swap, derivative or hedging or similar agreement, or assume, guarantee or endorse or otherwise become responsible for, whether directly, contingently or otherwise, the obligations of any person or entity;

•	make any loans, advances or capital contributions to, or investments in, any other person or entity in excess of $500,000 in the aggregate for all such loans, advances, contributions and investments;

•	authorize any capital expenditures in excess of 115% of the quarterly budgeted amount;

•	mortgage or pledge any of its material assets, tangible or intangible, or create, assume or suffer to exist any lien thereupon;

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enter into any contract that would have been a “Material Contract” for purposes of the merger agreement had it been entered into prior to the date of the merger agreement or amend or modify in any material respect or terminate any “Material Contract;”

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issue, grant, sell, transfer, pledge, dispose of or encumber, or authorize the issuance, grant, sale, transfer, pledge, disposition or encumbrance of, any shares of its capital stock or other ownership interest in the Company or any subsidiaries or any securities convertible into or exchangeable for, any such shares or ownership interest, or any rights, warrants or options to acquire, or with respect to, any such shares of capital stock, ownership interest or convertible or exchangeable securities, or take any action to cause to be exercisable any otherwise unexercisable option under any existing stock option plan;

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(i) increase the compensation (including salary and bonus), severance or other benefits payable or provided to the Company’s directors or officers, employees, consultants or independent contractors, whether past or present, (ii) enter into any employment, consulting, change of control, severance or retention agreement or similar contract with any employee, officer, director or consultant of the Company, (iii) hire any new employee or (iv) establish, adopt, enter into or amend any collective bargaining agreement, plan, trust, fund, policy or arrangement for the benefit of any current or former directors, officers or employees of the Company or any of its subsidiaries or any of their beneficiaries;

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(i) make or change any material tax election; (ii) adopt or change any material method of tax accounting; (iii) settle or compromise any material tax liability for an amount materially in excess of the amount reserved with respect thereto in the most recent financial statements of the Company (or the notes thereto); (iv) file any amended tax return, enter into any closing agreement, surrender any right to claim a refund of taxes, fail to pay any tax as such tax becomes due and payable, consent to any extension or waiver of the limitation period applicable to any tax claim or assessment; or (v) file any tax return other than in a manner consistent with practice except as required by change in applicable law;

•	make any change in financial accounting methods, principles or practices materially affecting the reported consolidated assets, liabilities or results of operations of the Company;

•	enter into or commit to enter into any lease involving payments by the Company of more than $500,000 annually;

•	terminate, cancel or materially modify, or enter into any material new, line of business;

•	settle, compromise or otherwise resolve any disputed claim or disputed liability, any material litigation, arbitration or other legal proceeding or any other material controversy;

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waive, relinquish, release, grant, transfer or assign any right with a value of more than $200,000 in any individual case or $500,000 in the aggregate or, subject to the terms hereof, fail to enforce, or consent to any material matter with respect to which its consent is required under, any material confidentiality, standstill or similar agreement to which the Company is a party as of the date of the merger agreement;

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(i) abandon, permit to lapse or otherwise encumber or dispose of any material intellectual property owned or used by the Company or any of its subsidiaries, or (ii) fail to use commercially reasonable efforts to maintain or protect in full force and effect any material intellectual property owned or used by the Company or any of its subsidiaries (including protecting the confidentiality of trade secrets and other confidential and proprietary information);

•	sell, assign, transfer, grant a license, option or other right or interest to any material intellectual property owned or used by the Company or any of its subsidiaries;

•

adopt a plan or agreement of, or resolutions providing for or authorizing, complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization, in each case with respect to the Company;

•

communicate with employees of the Company regarding the compensation, benefits or other treatment that they will receive in connection with the merger, unless any such communications are consistent with prior directives or documentation provided to the Company by Parent (in which case, the Company shall provide Parent with prior notice of and the opportunity to review and comment upon any such communications);

•	terminate the employment of any officer or key employee of the Company other than for good reason or for reasonable cause; or

•	authorize or agree to do any of the foregoing.

Go-Shop Period

During the period beginning on December 3, 2012 and continuing until 11:59 p.m. (CST) on January 12, 2013 (the “solicitation period end-date”), the Company and its representatives will have the right, directly or indirectly, to (i) solicit, initiate, facilitate or encourage any inquiries regarding, or the making of any proposal or offer that constitutes, an acquisition proposal (as defined below), including by way of providing access to the officers, employees, agents, properties, books and records of the Company and its subsidiaries and access to non-public information pursuant to one or more acceptable confidentiality agreements, the form of which was set forth in the disclosure letter delivered by the Company to Parent; provided, that the Company must promptly (and in any event within 48 hours) provide or make available to Parent any material non-public information concerning the Company or any of its subsidiaries that is provided or made available to any person and that was not previously provided or made available to Parent; and (ii) continue, enter into and maintain discussions or negotiations with respect to acquisition proposals or other proposals that could lead to acquisition proposals, or otherwise cooperate with or assist or participate in, or facilitate any such discussions or negotiations.

An “acquisition proposal” is defined in the merger agreement to mean any bona fide proposal or offer relating to:

•

a merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company (or any subsidiary or subsidiaries of the Company whose business constitutes 20% or more of the net revenues, net income or assets (based on fair market value) of the Company and its subsidiaries, taken as a whole);

•

the acquisition of 20% or more of the outstanding shares of any class of capital stock of the Company or 20% or more of the voting power represented by the outstanding voting securities of the Company;

•

a tender offer or exchange offer or other transaction which, if consummated, would result in a direct or indirect acquisition of 20% or more of the total voting power of the capital stock of the Company or 20% or more of the voting power represented by the outstanding voting securities of the Company;

•

the acquisition in any manner, directly or indirectly, of 20% or more of the consolidated total assets (based on fair market value) of the Company and its subsidiaries (or to which 20% or more of the Company’s revenues or earnings on a consolidated basis are attributable) including, for this purpose, the outstanding assets and equity interests of the subsidiaries of the Company; or

•	any other transaction the consummation of which would reasonably be expected to interfere with or prevent the merger, and in each case other than the transactions contemplated by the merger agreement.

An “excluded party” is defined in the merger agreement to mean any person, group of persons or group that includes any person (so long as such person and the other members of such group, if any, who were members of such group immediately prior to the solicitation period end-date constitute at least 50% of the equity financing of such group at all times following the solicitation period end-date and prior to the termination of the merger agreement) (including, with respect thereto, their representatives) from whom the Company or any of its representatives has received prior to the solicitation period end-date a written acquisition proposal that the Company’s Board of Directors determines in its good faith judgment prior to the solicitation period end-date, after consultation with its independent financial advisor and outside counsel, is bona fide.

Within two (2) business days following the solicitation period end-date, the Company must deliver to Parent a list of all excluded parties.

Solicitation of Acquisition Proposals; Fiduciary Out

Except as described below, from the solicitation period end-date until the effective time of the merger or the termination of the merger agreement, the Company must not, and must cause its subsidiaries not to, and the Company must use its reasonable best efforts to cause its representatives not to:

•	initiate, solicit or knowingly encourage, facilitate or assist any inquiries or the making of any proposal or offer that constitutes, or may reasonably be expected to lead to, an acquisition proposal;

•

engage in, continue or otherwise participate in any discussions or negotiations regarding any proposal or offer that constitutes, or may reasonably be expected to lead to, an acquisition proposal, or provide any non-public information or data to any person relating to the Company or any of its subsidiaries, or afford to any person access to the business, properties, assets or personnel of the Company or any of its subsidiaries;

•

enter into any other acquisition agreement, merger agreement or similar definitive agreement, letter of intent or agreement in principle with respect thereto or any other agreement relating to an acquisition proposal (an “alternative acquisition agreement”); or

•

otherwise knowingly facilitate any effort or attempt to make an acquisition proposal, other than, in each case, to request information from the person making any such proposal or offer for the sole purpose of the Company’s Board of Directors informing itself about the proposal or offer that has been made and the person that made it or to notify any person of the Company’s obligations under the merger agreement.

The Company may continue to take any such actions listed above from and after the solicitation period end-date with respect to any excluded party.

A “superior proposal” is defined in the merger agreement to mean a bona fide written acquisition proposal (with the references to “20%” in the definition of acquisition proposal deemed to be references to “66.67%” with respect to shares and “50%” with respect to assets) that is not solicited or received in violation of the merger agreement and which the Company’s Board of Directors has concluded in its good faith judgment, after consultation with its independent financial advisor and outside legal counsel, and taking into consideration all relevant factors including, among other things, all of the terms, conditions, impact, and all legal, financial, regulatory and other aspects of such acquisition proposal and the merger agreement (in each case taking into account any changes to the merger agreement or the transactions contemplated thereby (or any other proposals) made or proposed in writing by Parent prior to the time of determination), stockholder litigation, the identity of such third party making the acquisition proposal, breakup fee and expense reimbursement provisions and any proposal by Parent to amend the terms of the merger agreement in accordance with its terms, that:

•	is reasonably likely to be consummated in accordance with its terms; and

•

if consummated, would result in a transaction more favorable to the Company’s shareholders from a financial point of view than the transactions contemplated by the merger agreement (after taking into account the expected timing and risk and likelihood of consummation).

Except as otherwise permitted by the merger agreement, the Company must and must cause its subsidiaries to, and the Company must use its reasonable best efforts to cause its representatives to, on the solicitation period end-date, immediately cease all solicitations, discussions and negotiations with any persons (other than with any excluded party) that may be ongoing with respect to any acquisition proposals or any proposal reasonably likely to result in an acquisition proposal and requesting that such person promptly return or destroy all confidential information concerning the Company and its subsidiaries.

Notwithstanding the foregoing, the Company is permitted, at any time prior to obtaining shareholder approval of the merger agreement, if the Company receives a bona fide, written acquisition proposal and, prior to taking any action described in clauses (a) and (b) below, the Company’s Board of Directors determines in good faith after consultation with outside legal counsel that (i) after consultation with its independent financial advisor, such acquisition proposal constitutes or would reasonably be expected result in a superior proposal and (ii) the failure to take the actions set forth in clauses (a) and (b) below with respect to such acquisition proposal would reasonably be expected to be inconsistent with its fiduciary duties under applicable law, then the Company may, in response to such acquisition proposal, (a) furnish access and non-public information with respect to the Company and any of its subsidiaries to the person who has made such acquisition proposal pursuant to (and may enter into) an acceptable confidentiality agreement, so long as any material non-public information provided under this clause (a) has previously been provided to Parent or is provided to Parent promptly (but in any event, within 24 hours) following the time it is provided to such person, and (b) participate in discussions and negotiations regarding such acquisition proposal.

Promptly after the receipt by the Company of any acquisition proposal or any inquiry with respect to any acquisition proposal, the Company must provide notice to Parent of such inquiry or acquisition proposal, including the material terms and conditions of any proposal and the identity of the party making such proposal.

The Company is required to keep Parent reasonably informed on a current basis (and in any event within 24 hours) of the status of any material developments regarding any such acquisition proposal or any change to the financial or other material terms of any such acquisition proposal within 24 hours after the receipt thereof.

Except as described below, the Company’s Board of Directors may not: withhold, withdraw, qualify, change, amend or modify (or publicly propose or resolve to withhold, withdraw, qualify, change, amend or modify) in any manner adverse to Parent its recommendation that the Company’s stockholders adopt the merger agreement, make any statement in connection with such recommendation or that is inconsistent with such recommendation and in any manner adverse to Parent, or fail to include such recommendation in this Proxy Statement, each of which is defined under the merger agreement as a “change of recommendation,” or adopt, approve or recommend (publicly or otherwise) or propose to adopt, approve or recommend (publicly or otherwise) an acquisition proposal, or cause or permit the Company to enter into any alternative acquisition agreement, or fail to make or reaffirm its recommendation within four (4) business days following Parent’s written request to do so following receipt of an acquisition proposal.

Notwithstanding the foregoing, at any time prior to the adoption of the merger agreement by the Company’s shareholders, the Company’s Board of Directors may: (i) effect a change of recommendation in response to an intervening event (defined in the merger agreement as a material event, fact, development or occurrence affecting the business, assets or operations of the Company (but not relating to an acquisition proposal) that was neither known nor reasonably foreseeable to the Company’s Board of Directors as of the date of the merger agreement becomes known to the Company’s Board of Directors that the Company’s Board of Directors determines in good faith, after consultation with outside legal counsel, that a failure to effect a “change of recommendation” would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law) or (ii) effect a change of recommendation in response to a superior proposal, terminate the merger agreement upon payment of a termination fee, and enter into a alternative acquisition agreement with respect to such superior proposal, but, in either case, only if:

•

the Company’s Board of Directors determines in good faith, after consultation with an independent financial advisor and outside legal counsel, that failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties and the Company has complied with the “go-shop” and “no-shop” provisions in the merger agreement;

•

the Company must have provided Parent with at least four (4) days’ prior written notice that it will effect a change of recommendation or terminate the merger agreement in response to the superior proposal (which notice must state the basis for the change of recommendation or termination and include, in the case of a superior proposal, the material terms and conditions of such superior proposal and identify the party making the superior proposal and final forms of the relevant documents);

•

the Company must have negotiated with Parent (if so requested by Parent) in good faith with respect to changes to the terms and conditions of the merger agreement or the transactions contemplated thereby (or as to other proposals made by Parent); and

•

after such negotiations with Parent, the Company’s Board of Directors will have considered in good faith any and all changes to the merger agreement and the transactions contemplated thereby offered by Parent (or other proposals made by Parent), and will have concluded, after consultation with its independent financial advisor and outside legal counsel, that (x) with respect to a superior proposal, such superior proposal would continue to constitute a superior proposal even if such changes or other proposals were to be given effect, provided that in the event of any material revisions to the acquisition proposal that the Company’s Board of Directors has determined to be a superior proposal, the Company will be required to deliver a new written notice to Parent and to again comply with the requirements of the “no-shop” provisions of the merger agreement with respect to such new written notice, and the negotiation period with Parent will recommence (except that it will be shortened from 4 days to 2 days) or (y) with respect to an intervening event, such changes would not obviate the need to effect a change of recommendation in response to such intervening event.

Nothing contained in the merger agreement will prohibit the Company, the Company’s Board of Directors or any committee thereof from (i) complying with its disclosure obligations under applicable federal or state securities laws with regards to an acquisition proposal, including taking and disclosing to its shareholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) of the Securities Exchange Act of 1934 or (ii) complying with its disclosure obligations if, in the good faith judgment of the Company’s Board of Directors, after consultation with outside counsel, failure to disclose would reasonably be expected to be inconsistent with its obligations under applicable law.

Proxy Statement; Shareholder Meeting

The merger agreement requires the Company to prepare a draft of the Proxy Statement, provide Parent with a reasonable opportunity to review such draft and provide comments, and file a preliminary copy of the Proxy Statement with the SEC within ten (10) business days following the date of the merger agreement (or, if later, three (3) business days after Parent and Merger Sub provide the Company with all information regarding Parent and Merger Sub reasonably requested by the Company for inclusion in the Proxy Statement). The Company must notify Parent of the receipt of any comments or requests for additional information from the SEC and must provide Parent with copies of all correspondence between the Company and its representatives, on the one hand, and the SEC and its staff, on the other hand. In addition, the Company must provide Parent with a reasonable opportunity to review and comment on any drafts of the Company’s Proxy Statement and related correspondence and filings, to include all comments reasonably proposed by Parent for inclusion in such documents and to mail this Proxy Statement to the shareholders of the Company as promptly as practicable following clearance by the SEC.

The Company is required to call and hold a meeting of its shareholders within forty (40) days following the date of the mailing of the Proxy Statement for the purpose of the shareholders voting on adoption of the merger agreement. Subject to certain exceptions set forth in the merger agreement and described above under “Solicitation of Acquisition Proposals; Fiduciary Out”, the Company has agreed to use reasonable lawful efforts to solicit or cause to be solicited from its shareholders proxies in favor of adoption of the merger agreement.

The Company will also establish a record date for purposes of determining the shareholders entitled to notice of and vote at the shareholders meeting and meeting date of the shareholders meeting to be selected. The Company will not postpone or adjourn the shareholders meeting without the consent of Parent, which shall not be unreasonably withheld, conditioned or delayed (except that the Company may postpone or adjourn the shareholders meeting without such consent (a) for the absence of a quorum, (b) to allow reasonable additional time to solicit additional votes to secure the requisite shareholder vote, (c) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Company believes in good faith, after consultation with outside legal counsel, is necessary under applicable law and for such supplemental or amended disclosure to be disseminated to and reviewed by the Company’s shareholders prior to the shareholders meeting or (d) if the Company’s Board of Directors has determined in good faith, after consultation with outside legal counsel, that a failure to so postpone, adjourn or otherwise delay the shareholders meeting would reasonably be expected to be inconsistent with its fiduciary duties under applicable law). After the Company has established the record date, the Company will not change such record date or establish a different record date for the shareholders meeting without the prior written consent of Parent, unless required to do so by applicable law.

Access to Information

The Company will, and will cause its subsidiaries to, (a) afford to Parent, Merger Sub and each of their representatives, reasonable access, during normal business hours, to its books, records, properties, personnel, accountants and other professionals and to other information as Parent may reasonably request, and (b) furnish or cause to be furnished such financial and operating data and other information with respect to the business and properties of the Company as the Company prepares and compiles for members of the Company’s Board of Directors in the ordinary course and as Parent may from time to time reasonably request. However, nothing in the merger agreement requires the Company or any of its subsidiaries to afford such access if it would unreasonably disrupt the operations of the Company or any of its subsidiaries, would in the reasonable judgment of the Company cause a violation of any agreement to which the Company or any of its subsidiaries is a party, would in the reasonable judgment of the Company cause a risk of a loss of privilege or trade secret protection to the Company or any of its subsidiaries (provided that the Company and Parent will cooperate in good faith to design and implement alternative procedures to enable Parent to evaluate any such documents or other information without causing a waiver or loss of privilege) or would in the reasonable judgment of the Company constitute a violation of any applicable law or contravene any applicable antitrust principles, nor will Parent or any of its representatives be permitted to perform any on-site procedure (including any on-site environmental procedure) with respect to any property of the Company or any of its subsidiaries without the prior written consent of the Company.

Covenants of Parent and/or Merger Sub

Employee Matters

The merger agreement requires Parent and the surviving corporation to (i) honor all of the Company’s domestic and foreign benefit plans and (ii) for a period of one year following the effective time of the merger, provide each of the Company’s employees who is not covered by a written employment agreement with compensation and benefits that are comparable in the aggregate to the compensation and benefits provided by the Company immediately prior to the merger (excluding any equity-based compensation and benefits, change-in-control, retention or similar plans). Parent and the surviving corporation will also provide any such employees whose employment terminates during the one year following the effective time of the merger with severance compensation and benefits at least at the levels such employee would have become entitled to under the terms of the Company’s severance plans and policies set forth on Company disclosure letter.

Additionally, the merger agreement provides that, for purposes of determining eligibility to participate and vesting (other than any equity plan or long-term incentive plans) and with respect to any paid time off or severance benefits only, for purposes of determining levels of benefits, under the employee benefit plans of Parent and its subsidiaries providing benefits to any of the Company’s employees who is not covered by a written employment agreement after the closing (the “new plans”), Parent will cause each such employee to be credited with his or her years of service with the Company and its subsidiaries and their respective predecessors before the closing, to the same extent such credit for such service under any similar domestic or foreign benefit plan of the Company was recognized as of the closing. In addition, Parent will use commercially reasonable efforts to cause (i) each such employee to be immediately eligible to participate in any and all new plans to the extent coverage under such new plan is comparable to any similar domestic or foreign benefit plan of the Company in which such employee participated immediately before the closing (such plans, collectively, the “old plans”), (ii) in the plan year in which the closing occurs, for purposes of each new plan providing medical, dental, pharmaceutical and/or vision benefits and/or short- or long-term disability or life insurance benefits to any such employee (other than health care flexible spending account benefits, which are addressed in clause (iii) below), all pre-existing condition exclusions and actively-at-work requirements of such new plan to be waived for such employee and his or her covered dependents, unless such conditions would not have been waived under the comparable old plans in which such employee participated immediately prior to the closing, and Parent will cause any eligible expenses incurred by such employee and his or her covered dependents during the portion of the plan year of the old plan ending on the date such employee’s participation in the corresponding new plan begins to be taken into account under such new plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents as if such amounts had been paid in accordance with such new plan and (iii) in the plan year in which the closing occurs, for purposes of each new plan providing health care flexible spending account benefits or dependent care flexible spending account benefits to any such employee, the Company or Parent to take into account the contributions of such employee and reimbursements received by such employee under the old plan for the plan year in which the employee’s participation in the new plan commences for purposes of determining the reimbursements that may be made to such employee under the new plan.

Indemnification of Directors and Officers; Directors’ and Officers’ Insurance

Prior to the closing, the Company will purchase a six-year, prepaid “tail” policy on the Company’s directors’ and officers’ liability insurance policies in effect on the date of the merger agreement in respect of actions or omissions occurring prior to the closing. However, if the cost of such insurance exceeds 300% of the current annual premiums paid by the Company for such insurance, then the Company will obtain a policy with the greatest coverage available for a cost not exceeding 300% of the current annual premiums paid by the Company for such insurance. In addition, Parent and the surviving corporation have agreed that all rights to exculpation, indemnification and advancement of expenses now existing in favor of the current or former directors or officers, as the case may be, of the Company or its subsidiaries as provided in their respective articles of incorporation or bylaws or other organizational documents or in any contract in effect on the date of the merger agreement will survive the merger and will continue in full force and effect for a period of six (6) years after the closing. From and after the closing, Parent and the surviving corporation have also agreed, to the fullest extent permitted under applicable law, to indemnify each current and former director or officer of the Company or any of its subsidiaries (each, together with such person’s heirs, executors or administrators, an “indemnified party”) against any costs, fees, expenses (including reasonable attorneys’ fees and expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement incurred in connection with any actual or threatened litigation, arising out of, relating to or in connection with any action or omission occurring or alleged to have occurred whether before or after the closing to the fullest extent that the Company would have been permitted under Missouri law and its articles of incorporation, bylaws and any applicable contracts in effect on the date of the merger agreement. Parent and the surviving corporation have also agreed to advance expenses as incurred to the fullest extent permitted under applicable law and required by any applicable contracts. Lastly, Parent agreed to pay all expenses that an indemnified party may incur enforcing the indemnity obligations set forth in the merger agreement.

Certain Covenants of Each Party

Approvals and Consents

The parties have agreed to cooperate with each other and use their reasonable best efforts to obtain all required consents, approvals or other authorizations, including, without limitation, all consents of governmental entities and certain other consents required in connection with the consummation of the transactions contemplated by the merger agreement.

Filings and Authorizations

The Company and Parent have agreed to cooperate and consult with each other and use its reasonable best efforts in connection with making required filings and notifications pursuant to applicable federal and state securities laws, the HSR Act and any applicable foreign competition law, and any other applicable laws, including by providing copies of all relevant documents to the non-filing party and its advisors prior to filing.

In addition, Parent and Merger Sub have agreed to take any and all steps necessary to avoid or eliminate each and every impediment under any antitrust, competition, or trade regulation or other law that may be asserted by any governmental entity or private party with respect to the merger agreement so as to make effective as promptly as practicable the transactions contemplated thereby and to avoid any suit or proceeding, which would otherwise have the effect of preventing or delaying the closing beyond March 29, 2013. Such steps include, without limitation, (a) defending through litigation on the merits, including appeals, any claim asserted in any court or other proceeding by any party, (b) proposing, negotiating, committing to and effecting, by consent decree, hold separate order or otherwise, the sale, divestiture or disposition of such assets or businesses of Parent (including its subsidiaries and affiliates) or the Company, including entering into customary ancillary agreements relating to any such sale, divestiture or disposition of such assets or businesses, (c) agreeing to any limitation on the conduct of Parent (including its subsidiaries and affiliates) or the Company, or (d) agreeing to take any other action as may be required by a governmental entity in order (i) to obtain all necessary approvals, authorizations, consents, clearances, exemptions, or expirations or terminations of waiting periods as soon as reasonably possible, and in any event before March 29, 2013, (ii) to avoid the entry of, or to have vacated, lifted, dissolved, reversed or overturned any order, whether temporary, preliminary or permanent, that is in effect in any litigation and that prohibits, prevents or restricts consummation of the transactions contemplated by the merger agreement, or (iii) to effect the expiration or termination of any waiting period, which would otherwise have the effect of preventing or delaying the closing beyond March 29, 2013.

Parent will not, and will cause each of its subsidiaries and affiliates not to, take any action that is intended to or that would reasonably be expected to affect adversely the ability of any of the parties to obtain (or cause delay in obtaining) any necessary approvals, authorizations, consents, clearances, exemptions, or expirations or terminations of waiting periods by any governmental entity required for consummation of the transactions contemplated by the merger agreement, to perform its covenants and agreements under the merger agreement, or to consummate the transactions contemplated by the merger agreement.

Lastly, Parent and the Company will not, and will not permit any of their subsidiaries or affiliates to, acquire or agree to acquire by merger or consolidation, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets that would delay or make materially more difficult the obtaining of any approvals, authorizations, consents, clearances, exemptions, or expirations or terminations of waiting periods required for consummation of the transactions contemplated by the merger agreement.

Public Announcements

The initial press release issued with respect to the transactions contemplated by the merger agreement, was a joint press release by the Company and Parent. Unless the Company’s Board of Directors has effected a change of recommendation in accordance with the merger agreement, the Company and Parent each must consult with each other prior to issuing any other press release or other public release or making any written announcement with respect to the merger or any of the other transactions contemplated by the merger agreement, except as may be required by law or the rules or regulations of any security exchange (in which case, such party must, to the extent reasonably practicable, allow the other party reasonable time to comment on such release or announcement in advance of such issuance).

Financing

The merger agreement requires each of Parent and Merger Sub to use its reasonable best efforts to obtain the debt and equity financing contemplated by the commitment letters described herein under “The Merger (Proposal 1)—Merger Financing” beginning on page 44 (the “Commitment Letters”) as soon as reasonably practicable, including, among other things, to maintaining in effect, and enforcing their rights under, such commitment letters, complying with the terms of each such commitment letter applicable to them, entering into definitive financing agreements that are no less favorable to Parent and Merger Sub than those contained in the commitment letters, and consummating the financing substantially concurrently with or prior to the consummation of the merger. Parent and Merger Sub have agreed not to terminate any such commitment letter or reduce the amount of debt or equity financing available thereunder. In addition, Parent has agreed to keep the Company informed with respect to all material activity concerning the status of the debt and equity financing and to give the Company prompt notice of any material adverse change with respect to such financing.

The merger agreement also requires Parent not to amend, supplement, waive or otherwise modify or replace, or agree to amend, supplement, waive or otherwise modify or replace, the commitment letters in any manner prohibited by the merger agreement. However, after the date of the merger agreement but prior to the closing, any debt commitment letter may be amended, supplemented, modified, replaced or any provision thereof waived or superseded by written amendments to or agreements (in each case, whether by amendment, supplement, modification or superseding agreement, the “alternative commitment letters”) replacing the existing debt commitment letter(s), if and only if any such amendment, supplement, modification, waiver or replacement: (i) does not reduce (and could not have the effect of reducing) the aggregate amount of the debt financing to an amount that would cause Parent and Merger Sub to not have sufficient funds to pay the aggregate merger consideration and to pay all fees and expenses relating to the consummation of the merger and the other transactions contemplated by the merger agreement and (ii) does not impose and would not reasonably be expected to impose any new or additional conditions or otherwise expand, amend, or modify any of the conditions to the debt financing or that otherwise expands, amends or modifies any provisions in the debt commitment letter(s) or definitive documents relating thereto in a manner that does or would reasonably be expected to (a) delay or prevent or make less likely the funding of the debt and equity financing (or satisfaction of the conditions to such financing) on the date of the closing or (b) adversely impact the ability of Parent or Merger Sub to enforce its rights against the other parties to the debt commitment letter(s) or definitive documents relating thereto. Parent will deliver to the Company a substantially complete, advance copy of any such amendment, supplement, modification, waiver or replacement at least 24 hours prior to execution, and promptly deliver to the Company true, correct and complete copies of any such amendment, supplement, modification, waiver or replacement following execution.

Lastly, the merger agreement requires that, if any portion of the debt financing becomes unavailable on the terms and conditions or within the timing contemplated in the debt commitment letters or the debt commitment letters will be terminated or modified for any reason not in accordance with the merger agreement, then Parent must use its reasonable best efforts to arrange to obtain alternative commitment letters from alternative lenders in an amount sufficient to consummate the merger. In addition, Parent must keep the Company informed on a current basis in reasonable detail of the status of its efforts to arrange such alternate commitment letters and will, upon request, provide true and complete copies of all documents related to the alternate commitment letters to the Company.

Financing Cooperation

The Company has agreed to, and has agreed to cause its subsidiaries to, and must use its commercially reasonable efforts to cause the representatives of the Company and each of its subsidiaries to, use its commercially reasonable efforts to cooperate reasonably with Parent to cause the conditions and covenants in the debt financing letters to be satisfied or otherwise that is reasonably requested by Parent in connection with the debt financing, including, without limitation:

•	participating in a reasonable number of meetings, due diligence sessions, lender presentations, “road shows” and sessions with ratings agencies;

•

assisting with the preparation of materials for rating agency presentations, offering documents, private placement memoranda, bank information memoranda, prospectuses and similar documents required in connection with the debt financing;

•

furnishing Parent and its debt financing sources with such pertinent and customary information regarding the Company and its subsidiaries, including all presently available financial statements and financial projections and other pertinent financial information required by the debt commitment letter, pro forma financial information, financial data, audit reports and other information of the type required by Regulation S-X or Regulation S-K under the Securities Act and of type and form customarily included in a registration statement on Form S-3 (or any applicable successor form) under the Securities Act, in each case reasonably requested in writing by Parent (other than information for which the Company is dependent on information to be provided by Parent to the Company to prepare such financial statements or projections or other information unless such information is provided to the Company by Parent in a timely and reasonable fashion);

•	obtaining such consents, approvals and authorizations reasonably requested by Parent in connection with the debt financing and collateral arrangements in connection therewith; and

•

obtaining any intellectual property assignment agreements relating to the Company’s owned intellectual property, and making all necessary filings with governmental registration agencies to update ownership title in and to effectuate the release of any security interests granted in the Company’s owned intellectual property, in each case as reasonably requested in writing by Parent.

Parent will promptly, upon request by the Company and its subsidiaries, reimburse the Company and its subsidiaries for all reasonable out-of-pocket costs and expenses (including attorneys’ fees) incurred by the Company or any of its subsidiaries in connection with such cooperation.

Conditions to the Completion of the Merger

Conditions to the obligations of each of the parties to complete the merger include:

•	the affirmative vote of the holders of at least two-thirds of the outstanding shares of Young common stock entitled to vote on the merger;

•	no law having been enacted or promulgated by any governmental entity of competent jurisdiction that prohibits or otherwise makes illegal the consummation of the merger;

•

no order having been enacted, issued, promulgated, enforced or entered by a court of competent jurisdiction or other governmental entity of competent jurisdiction that remains in effect and that prohibits or renders illegal the consummation of the merger; and

•	any waiting period (including any extension thereof) under the HSR Act will have expired or been terminated.

Conditions to the obligation of each of Parent and Merger Sub to complete the merger include the satisfaction or waiver of the following additional conditions:

•

the Company’s representations and warranties (other than those described in the bullets directly below) will be true and correct in all respects, without regard to any “materiality” or “Company Material Adverse Effect” qualifications, as of the date of the merger agreement and as of the closing date (except that representations and warranties made as of a specified date will be required to be so true and correct as of such specified date), with only exceptions as have not had or would not reasonably be expected to have, individually or in the aggregate, a “Company Material Adverse Effect”;

•

the Company’s representations and warranties regarding its capitalization will be true and correct as of the date of the merger agreement and as of the date of the closing of the merger, except for inaccuracies that would not result in the payment by Parent or the Surviving Corporation of aggregate merger consideration in excess of $500,000 over the aggregate merger consideration that would have been payable by Parent or the Surviving Corporation in the absence of such failure to be true and correct;

•

the Company’s representations and warranties regarding its organization and power, subsidiaries, corporate authorization, required shareholder vote and brokers will be true and correct in all material respects as of the date of the merger agreement and as of the date of the closing of the merger;

•	the Company has performed in all material respects all of its obligations under the merger agreement;

•	the Company has delivered to Parent a certificate acknowledging its compliance with the aforementioned closing conditions;

•	no “Company Material Adverse Effect” has occurred since the date of the merger agreement;

•	the Company has filed all forms, statements, reports and documents that (a) are required to be filed with the SEC prior to the effective time and (b) include financial statements; and

•

the Company has delivered to Parent an affidavit stating that the Company is not and has not been a United States real property holding corporation within the meaning of Code §897(c)(2) during the applicable period specified in Code §897(c)(1)(A)(ii).

Conditions to the Company’s obligations to complete the merger include the satisfaction or waiver of the following conditions:

•

Parent’s and Merger Sub’s representations and warranties will be true and correct in all material respects as of the date of the merger agreement and as of the closing date of the merger (except that representation and warranties made as of a specified date will be required to be so true and correct as of such specified date);

•	Parent and Merger Sub have performed in all material respects all of their obligations under the merger agreement; and

•	Parent has delivered to the Company a certificate acknowledging its compliance with the aforementioned closing conditions.

Termination

The merger agreement may be terminated at any time prior to the completion of the merger:

•	by mutual written consent of both Parent and the Company;

•	by either Parent or the Company if:

•

the merger is not consummated by March 29, 2013, except such right to terminate the merger agreement will not be available to Parent or the Company if such party breached its obligations under the merger agreement in any manner that primarily contributed to the failure to consummate the merger by such date; or

•

any order permanently restraining, enjoining or otherwise prohibiting consummation of the merger has become final and nonappealable, except such right to terminate the merger agreement will not be available to any party who does not use the efforts required by the merger agreement to remove such order or whose breach of any provision of the merger agreement results in an order permanently enjoining, restraining or otherwise prohibiting the merger.

•	by the Company if:

•

Parent or Merger Sub breaches or fails to perform any of its representations, warranties, covenants or agreements contained in the merger agreement, which breach or failure to perform results in any of the conditions to closing not being satisfied and is not curable or, if curable, has not been cured within the earlier of (a) March 29, 2013 or (b) twenty (20) business days after written notice thereof has been given to Parent or Merger Sub by the Company, except that such right to terminate the merger agreement will not be available if the Company is then in material breach of the merger agreement so as to cause any of the conditions to closing not to be satisfied;

•

at any time prior to obtaining the vote of the holders of at least two-thirds of the outstanding shares of Young common stock, the Company’s Board of Directors determines there is a superior proposal after (a) complying with the “go-shop” and “no shop” provisions under the merger agreement (See “The Merger Agreement—Covenants of the Company—Solicitation of Acquisition Proposals; Fiduciary Out” beginning on page 66) and (b) paying all amounts due to Parent and Merger Sub under the merger agreement (See “The Merger Agreement—Effect of Termination; Fees and Expenses—Fees Payable to Parent” beginning on page 78);

•

the merger agreement has been submitted to the Company’s shareholders for adoption at a duly convened shareholders meeting (or adjournment, postponement or recess thereof) and the vote of the holders of at least two-thirds of the outstanding shares of Young common stock is not obtained, except that such right to terminate the merger agreement will not be available if the failure to obtain such vote has been primarily caused by the Company’s material breach of its obligations under (a) the “regulatory matters” obligations under the merger agreement (See “The Merger Agreement—Certain Covenants of Each Party—Approvals and Consents and Filings and Authorizations” beginning on page 71), (b) the “proxy statement” and “shareholder meeting” provisions under the merger agreement (See “The Merger Agreement—Covenants of the Company—Proxy Statement; Shareholder Meeting” beginning on page 69), (c) the “go-shop” and “no shop” provisions under the merger agreement (See “The Merger Agreement—Covenants of the Company—Solicitation of Acquisition Proposals; Fiduciary Out” beginning on page 66) or (d) the “takeover laws” provisions under the merger agreement; or

•

(a) all of Parent’s conditions to closing have been satisfied or waived (unless, by their nature they are conditions that are to be satisfied at closing in which case such conditions either (i) were capable of being satisfied at such time or (ii) the failure of which to be satisfied is caused by a breach by Parent or Merger Sub of its representations, warranties, covenants or agreements contained in the merger agreement), (b) the Company has notified Parent in writing that it is ready, willing and able to consummate the merger and (c) Parent and Merger Sub fail to consummate the merger the on the date required under the merger agreement.

•	by Parent, at any time prior to the time the vote of the holders of at least two-thirds of the outstanding shares of Young common stock is obtained, if:

•

the Company breaches or fails to perform any of its representations, warranties, covenants or agreements contained in the merger agreement, which breach or failure to perform results in any of the conditions to closing relating to the bring-down of the Company’s representations, warranties, covenants or agreements not being satisfied and is not curable or, if curable, has not been cured within the earlier of (a) March 29, 2013 or (b) twenty (20) business days after written notice thereof has been given to the Company by Parent, except that such right to terminate the merger agreement will not be available if Parent is then in material breach of the merger agreement so as to cause any of the conditions to closing not to be satisfied;

•

(a) the Company’s Board of Directors or any committee thereof has made a change of recommendation, or publicly proposed to make a change of recommendation, or approved, endorsed or recommended, or publicly proposed to approve, endorse or recommend, any acquisition proposal, (b) any member of the Company’s Board of Directors has publicly stated that such member opposes the merger, or (c) any member of the Company’s Board of Directors has required the inclusion in the Proxy Statement or any other filing made by the Company with the SEC a statement to the effect that such member opposes the merger;

•

the Company has breached any of its obligations under the “go-shop” and “no shop” provisions under the merger agreement (See “The Merger Agreement—Covenants of the Company—Solicitation of Acquisition Proposals; Fiduciary Out” beginning on page 66), other than immaterial or inadvertent breaches thereof not intended to result in an acquisition proposal; or

•

the merger agreement has been submitted to the Company’s shareholders for adoption at a duly convened shareholders meeting (or adjournment, postponement or recess thereof) and the vote of the holders of at least two-thirds of the outstanding shares of Young common stock is not obtained, except that such right to terminate the merger agreement will not be available if (a) Parent, Merger Sub or any of their respective affiliates failed to vote, or failed to cause to be voted, all Young common stock beneficially owned by it in favor of approval of the merger agreement and the merger at such shareholders meeting or (b) the failure to obtain such vote has been primarily caused by

Parent’s or Merger Sub’s material breach of its obligations under (i) the “regulatory matters” obligations under the merger agreement (See “The Merger Agreement—Certain Covenants of Each Party—Approvals and Consents and Filings and Authorizations” beginning on page 71), (ii) the “proxy statement” provisions under the merger agreement (See “The Merger Agreement—Covenants of the Company—Proxy Statement; Shareholder Meeting” beginning on page 69), or (iii) the “takeover laws” provisions under the merger agreement.

Effect of Termination; Fees and Expenses

Reimbursable Expenses Payable to Parent

If any of the following series of events occur under circumstance in which the Company is not required to pay any termination fee to Parent, then the Company will be obligated to reimburse Parent for its reimbursable expenses up to a cap of $1 million, netted against any termination fee paid by the Company to Parent:

(1)    If the Company terminates the merger agreement as a result of the merger agreement being submitted to the Company’s shareholders for adoption at a duly convened shareholders meeting (or adjournment, postponement or recess thereof) and the vote of the holders of at least two-thirds of the outstanding shares of Young common stock is not obtained, except that such right to terminate the merger agreement will not be available if the failure to obtain such vote has been primarily caused by the Company’s material breach of its obligations under (a) the “regulatory matters” obligations under the merger agreement (See “The Merger Agreement—Certain Covenants of Each Party—Approvals and Consents and Filings and Authorizations” beginning on page 71), (b) the “proxy statement” and “shareholder meeting” provisions under the merger agreement (See “The Merger Agreement—Covenants of the Company—Proxy Statement; Shareholder Meeting” beginning on page 69), (c) the “go-shop” and “no shop” provisions under the merger agreement (See “The Merger Agreement—Covenants of the Company—Solicitation of Acquisition Proposals; Fiduciary Out” beginning on page 66) or (d) the “takeover laws” provisions under the merger agreement; or

(2)    If Parent terminates the merger agreement, at any time prior to the time the vote of the holders of at least two-thirds of the outstanding shares of Young common stock is obtained, as a result of:

•

the Company’s breach or failure to perform any of its representations, warranties, covenants or agreements contained in the merger agreement, which breach or failure to perform results in any of the conditions to closing relating to the bring-down of the Company’s representations, warranties, covenants or agreements not being satisfied and is not curable or, if curable, has not been cured within the earlier of (a) March 29, 2013 or (b) twenty (20) business days after written notice thereof has been given to the Company by Parent, except that such right to terminate the merger agreement will not be available if Parent is then in material breach of the merger agreement so as to cause any of the conditions to closing not to be satisfied;

•

(a) the Company’s Board of Directors or any committee thereof has made a change of recommendation, or publicly proposed to make a change of recommendation, or approved, endorsed or recommended, or publicly proposed to approve, endorse or recommend, any acquisition proposal, (b) any member of the Company’s Board of Directors has publicly stated that such member opposes the merger, or (c) any member of the Company’s Board of Directors has required the inclusion in the Proxy Statement or any other filing made by the Company with the SEC a statement to the effect that such member opposes the merger;

•

the Company’s breach of any of its obligations under the “go-shop” and “no shop” provisions under the merger agreement (See “The Merger Agreement—Covenants of the Company—Solicitation of Acquisition Proposals; Fiduciary Out” beginning on page 66), other than immaterial or inadvertent breaches thereof not intended to result in an acquisition proposal; or

•

the merger agreement being submitted to the Company’s shareholders for adoption at a duly convened shareholders meeting (or adjournment, postponement or recess thereof) and the vote of the holders of at least two-thirds of the outstanding shares of Young common stock is not obtained, except that such right to terminate the merger agreement will not be available if (a) Parent, Merger Sub or any of their respective affiliates failed to vote, or failed to cause to be voted, all Young common stock beneficially owned by it in favor of approval of the merger agreement and the merger at such shareholders meeting or (b) the failure to obtain such vote has been primarily caused by Parent’s or Merger Sub’s material breach of its obligations under (i) the “regulatory matters” obligations under the merger agreement (See “The Merger Agreement—Certain Covenants of Each Party—Approvals and Consents and Filings and Authorizations” beginning on page 71), (ii) the “proxy statement” provisions under the merger agreement (See “The Merger Agreement—Covenants of the Company—Proxy Statement; Shareholder Meeting” beginning on page 69), or (iii) the “takeover laws” provisions under the merger agreement.

Fees Payable to Parent

If any of the following series of events occur, the Company will be obligated to pay Parent a termination fee of $10.989 million (less any reimbursable expenses previously paid by the Company to Parent):

(1)	If:

•

the Company or Parent, as applicable, terminates the merger agreement as a result of the merger not being consummated by March 29, 2013, except such right to terminate the merger agreement will not be available to Parent or the Company if such party breached its obligations under the merger agreement in any manner that primarily contributed to the failure to consummate the merger by such date; or

•

the Company terminates the merger agreement as a result of the merger agreement being submitted to the Company’s shareholders for adoption at a duly convened shareholders meeting (or adjournment, postponement or recess thereof) and the vote of the holders of at least two-thirds of the outstanding shares of Young common stock is not obtained, except that such right to terminate the merger agreement will not be available if the failure to obtain such vote has been primarily caused by the Company’s material breach of its obligations under (a) the “regulatory matters” obligations under the merger agreement (See “The Merger Agreement—Certain Covenants of Each Party—Approvals and Consents and Filings and Authorizations” beginning on page 71), (b) the “proxy statement” and “shareholder meeting” provisions under the merger agreement (See “The Merger Agreement—Covenants of the Company—Proxy Statement; Shareholder Meeting” beginning on page 69), (c) the “go-shop” and “no shop” provisions under the merger agreement (See “The Merger Agreement—Covenants of the Company—Solicitation of Acquisition Proposals; Fiduciary Out” beginning on page 66) or (d) the “takeover laws” provisions under the merger agreement; or

•	Parent terminates the merger agreement, at any time prior to the time the vote of the holders of at least two-thirds of the outstanding shares of Young common stock is obtained, as a result of:

•

the Company’s breach or failure to perform any of its representations, warranties, covenants (other than a breach of the “go shop” and “no shop” covenants) or agreements contained in the merger agreement, which breach or failure to perform results in any of the conditions to closing relating to the bring-down of the Company’s representations, warranties, covenants or agreements not being satisfied and is not curable or, if curable, has not been cured within the earlier of (a) March 29, 2013 or (b) twenty (20) business days after written notice thereof has been given to the Company by Parent, except that such right to terminate the merger agreement will not be available if Parent is then in material breach of the merger agreement so as to cause any of the conditions to closing not to be satisfied; or

•

the Company’s breach of any of its obligations under the “go-shop” and “no shop” provisions under the merger agreement (See “The Merger Agreement—Covenants of the Company—Solicitation of Acquisition Proposals; Fiduciary Out” beginning on page 66), other than immaterial or inadvertent breaches thereof not intended to result in an acquisition proposal; or

•

the merger agreement being submitted to the Company’s shareholders for adoption at a duly convened shareholders meeting (or adjournment, postponement or recess thereof) and the vote of the holders of at least two-thirds of the outstanding shares of Young common stock is not obtained, except that such right to terminate the merger agreement will not be available if (a) Parent, Merger Sub or any of their respective affiliates failed to vote, or failed to cause to be voted, all Young common stock beneficially owned by it in favor of approval of the merger agreement and the merger at such shareholders meeting or (b) the failure to obtain such vote has been primarily caused by Parent’s or Merger Sub’s material breach of its obligations under (i) the “regulatory matters” obligations under the merger agreement (See “The Merger Agreement—Certain Covenants of Each Party—Approvals and Consents and Filings and Authorizations” beginning on page 71), (ii) the “proxy statement” provisions under the merger agreement (See “The Merger Agreement—Covenants of the Company—Proxy Statement; Shareholder Meeting” beginning on page 69), or (iii) the “takeover laws” provisions under the merger agreement; and

•

an acquisition proposal (substituting “66.67%” with respect to shares and “50%” with respect to assets) has been delivered to the Company or publicly disclosed and not withdrawn prior to the date of the termination of the merger agreement (a “qualifying acquisition proposal”); and

•	within twelve (12) months of such termination, the Company enters into a definitive agreement with respect to any qualifying acquisition proposal or consummates a qualifying acquisition proposal.

(2)	The Company terminates the merger agreement, at any time prior to obtaining the vote of the holders of at least two-thirds of the outstanding shares of Young common stock, as a result of the Company’s Board of Directors determining there is a superior proposal after (a) complying with the “go-shop” and “no shop” provisions under the merger agreement (See “The Merger Agreement—Covenants of the Company—Solicitation of Acquisition Proposals; Fiduciary Out” beginning on page 66) and (b) paying the termination fee to Parent.

(3)	Parent terminates the merger agreement, at any time prior to the time the vote of the holders of at least two-thirds of the outstanding shares of Young common stock is obtained, as a result of: (a) the Company’s Board of Directors or any committee thereof has made a change of recommendation, or publicly proposed to make a change of recommendation, or approved, endorsed or recommended, or publicly proposed to approve, endorse or recommend, any acquisition proposal, (b) any member of the Company’s Board of Directors has publicly stated that such member opposes the merger, or (c) any member of the Company’s Board of Directors has required the inclusion in the Proxy Statement or any other filing made by the Company with the SEC a statement to the effect that such member opposes the merger.

Notwithstanding the foregoing, in the event of any termination described in clauses (2) or (3) above occurs prior to the “solicitation period end-date” on account of a superior proposal by a person that is an “excluded party,” the termination fee the Company will be obligated to pay to Parent will be $5.494 million (less any reimbursable expenses previously reimbursed by the Company).

Payment of the termination fees and reimbursable expenses described above will be the sole and exclusive remedy of Parent, Merger Sub and their respective affiliates for any damages resulting from termination of the merger agreement. In no event will the Company be required to pay any termination fee or reimbursable expenses on more than one occasion.

Fees Payable to the Company

If any of the following series of events occur, Parent will be obligated to pay the Company a reverse termination fee of $18.838 million if the Company terminates the merger agreement as a result of:

(1)

Parent’s or Merger Sub’s breach or failure to perform any of its representations, warranties, covenants or agreements contained in the merger agreement, which breach or failure to perform results in any of the conditions to closing not being satisfied and is not curable or, if curable, has not been cured within the earlier of (a) March 29, 2013 or (b) twenty (20) business days after written notice thereof has been given to Parent or Merger Sub by the Company, except that such right to terminate the merger agreement will not be available if the Company is then in material breach of the merger agreement so as to cause any of the conditions to closing not to be satisfied; or

(2)	(a) all of Parent’s conditions to closing have been satisfied or waived (unless, by their nature they are conditions that are to be satisfied at closing in which case such conditions either (i) were capable of being satisfied at such time or (ii) the failure of which to be satisfied is caused by a breach by Parent or Merger Sub of its representations, warranties, covenants or agreements contained in the merger agreement), (b) the Company has notified Parent in writing that it is ready, willing and able to consummate the merger and (c) Parent and Merger Sub fail to consummate the merger the on the date required under the merger agreement.

The reverse termination fee described above, if payable, will be the sole and exclusive remedy of the Company and its affiliates for any damages resulting from termination of the merger agreement. In no event will Parent be required to pay the reverse termination fee on more than one occasion.

Effect of Termination; General Expense Provisions

If the merger agreement is terminated for any reason, the merger agreement will become void and of no further force or effect with no liability on the part of any party or related-party thereto, except as provided under “Reimbursable Expenses Payable to Parent,” “Fees Payable to Parent” and “Fees Payable to the Company” above and except in the case of fraud.

The merger agreement provides that each party is to pay all expenses incurred by it in connection the merger agreement and the transactions contemplated thereby except (i) as provided above under “Reimbursable Expenses Payable to Parent,” “Fees Payable to Parent” and “Fees Payable to the Company” and (ii) Parent is obligated to reimburse the Company for its reasonable out-of-pocket expenses incurred in connection with cooperating with Parent in obtaining the requisite financing intended to satisfy the financing condition.

Specific Performance

Parent, Merger Sub and the Company have agreed that irreparable damage would occur if any provision of the merger agreement is not performed in accordance with its specific terms or is otherwise breached. The parties will be entitled to seek and obtain an injunction, specific performance and other equitable relief to prevent breaches of the provisions of the merger agreement and to enforce specifically the merger agreement and its terms and provisions.

Notwithstanding the foregoing, pursuant to the terms of the merger agreement, the Company will be entitled to seek and obtain an injunction, specific performance and other equitable remedies to enforce Parent’s and Merger Sub’s obligations to cause the Investors to fund the equity commitment to Parent only if:

•

all of Parent’s conditions to the closing of the merger and the mutual conditions to the closing of the merger (other than conditions that by their nature are to be satisfied at the closing) have been satisfied on the date the closing should have been consummated pursuant to the terms of the merger agreement but for the failure of the equity financing to be funded;

•	the debt financing has been funded in accordance with the terms thereof or will be funded in accordance with the terms thereof at the closing if the equity financing is funded at the closing; and

•

the Company has confirmed in writing to Parent that, if the equity financing and debt financing are funded, then it would take all such actions that are within its control to cause the closing to occur.

The parties agree that they will not oppose the granting of an injunction, specific performance and other equitable relief when expressly available pursuant to the merger agreement. Any party seeking an injunction or specific performance, when expressly available, will not be required to provide any bond or other security in connection with any such order or injunction. The Company is permitted to receive either a grant of specific performance or payment of a reverse termination fee, but not both.

Amendment; Waiver

Subject to the provisions of applicable laws, the merger agreement may be modified or amended by the written agreement of the Company, Parent and Merger Sub. However, at any time before or after the closing, any modification to or amendment of the rights of the Senior Lenders and Mezzanine Investors under the merger agreement will require the written consent of the Senior Lenders and Mezzanine Investors. In addition, at any time after the closing, any modification to or amendment of the rights of the Company’s directors, officers and other indemnified persons under the merger agreement will require the written consent of such affected indemnified parties.

Subject to the provisions of applicable laws, any party may waive, in whole or in part, any benefit or right provided to it under the merger agreement. Any agreement on the part of a party to any such waiver will be valid only if set forth in an instrument in writing signed on behalf of such party.

Third Party Beneficiaries

The merger agreement expressly disclaims any third party beneficiary rights subject to (i) the right of the Company on behalf of its shareholders to pursue damages in the event of Parent’s or Merger Sub’s breach of any covenant or agreement contained in the merger agreement, (ii) the rights of the Company’s directors, officers and other indemnified persons to enforce their rights to indemnification, exculpation, advancement and insurance as provided in the merger agreement, and (iii) the rights of Senior Lenders and Mezzanine Investors to enforce their rights provided in the merger agreement, including, among other things, the right not to be sued by the Company or any of its affiliates or shareholders for any claims relating to the merger agreement or any of the transactions contemplated by the merger agreement (including any dispute arising out of or relating in any way to the debt commitment letters).

Governing Law

The merger agreement is governed by (i) Missouri law with respect to matters related to the transactions contemplated by the merger and (ii) Delaware law with respect to all other matters related to the merger agreement.

ADVISORY VOTE ON GOLDEN PARACHUTE COMPENSATION (PROPOSAL 2)

“Golden Parachute” Compensation & Equity Awards

The following table sets forth, in the format prescribed by SEC rules and regulations, the information regarding the aggregate dollar value of the various elements of compensation that could be received by the Company’s named executive officers that is based on or otherwise relates to the merger. In preparing the table, the Company made the following assumptions:

•	The merger will close on January 31, 2013.

•	The price per share of the Company’s common stock paid by Parent with regard to any accelerated equity awards is $39.50 per share.

Name	Cash ($)(1)(2)	Equity ($)(3)	Tax Reimbursement ($)(4)	Total ($)
Alfred E. Brennan	$4,331,022	$1,675,037	—	$6,006,059
Arthur L. Herbst, Jr.	3,742,842	1,675,037	—	5,417,879
Julia A. Carter	300,000	301,820	—	601,820
Joshua A. McKey	350,000	286,099	—	636,099
Daniel J. Tarullo	320,000	210,930	—	530,930

(1)	Messrs. Brennan and Herbst’s cash payments were reduced by $702,545 and $702,545, respectively, to reflect the amendment to each of their employment agreements pursuant to which the amounts that they would have been entitled to receive were reduced under their amended and restated employment agreements to avoid triggering the tax reimbursement payments the Company would have had to pay to each of them. These amendments to their amended and restated employment agreements will terminate if the merger agreement is terminated, in which case the amended and restated employment agreements as in effect prior to the amendment, will again be controlling.

(2)	Subject to footnote (1), the amounts to be paid to the named executive officers are due and payable to them pursuant to their employment agreements upon consummation of the merger regardless of whether they will remain employees of the Company following consummation of the merger or their employment agreements are terminated in connection with consummation of the merger.

(3)	Includes for Mr. Brennan $1,675,037 of unvested restricted stock which vests upon consummation of the merger. Includes for Mr. Herbst $1,675,037 of unvested restricted stock which vests upon consummation of the merger. Includes for Ms. Carter $301,820 of unvested restricted stock which vests upon consummation of the merger. Includes for Mr. McKey $286,099 of unvested restricted stock which vests upon consummation of the merger. Includes for Mr. Tarullo $210,930 of unvested restricted stock which vests upon consummation of the merger.

(4)	In connection with the merger, Messrs. Brennan and Herbst amended their amended and restated employment agreements to reduce the amount of cash compensation they would be paid in the event of a change-in-control in order to avoid triggering the tax reimbursement payments they were entitled to receive pursuant to their amended and restated employment agreements. In the event the tax reimbursement provisions are triggered or the amendments to the amended and restated employment agreements are terminated because the merger agreement is terminated, the tax reimbursement payments for Messrs. Brennan and Herbst would be $2,013,995 and $1,819,398, respectively.

In addition to the above assumptions, the costs of the tax reimbursements are based on estimates. Any changes in these assumptions or estimates would affect the amounts shown in the following table.

Vote Required and Board of Directors Recommendation

Section 951 of the Dodd-Frank Act and Rule 14a-21(c) under the Exchange Act requires that the Company seek an advisory (non-binding) vote from its shareholders to approve certain “golden parachute” compensation that its “named executive officers” will receive from the Company in connection with the merger. Approval requires the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote on the proposal. Accordingly, the Company is asking you to approve the following resolution:

“RESOLVED, that the shareholders approve, on an advisory (non-binding) basis, the agreements or understandings with and items of compensation payable to the named executive officers of Young Innovations, Inc. that are based on or otherwise relate to the merger with Parent, as disclosed in the section of the Proxy Statement entitled “Advisory Vote on Golden Parachute Compensation (Proposal 2).”

Approval of this proposal is not a condition to completion of the merger, and the vote with respect to this proposal is advisory only and will not be binding on the Company or Parent. If the merger agreement is adopted by the shareholders and completed, the “golden parachute” compensation may be paid to the Company’s named executive officers even if shareholders fail to approve the golden parachute compensation.

The Company’s Board of Directors recommends that shareholders approve the “golden parachute” compensation arrangements described in this Proxy Statement by voting “FOR” the above proposal.

ADJOURNMENT OF THE SPECIAL MEETING (PROPOSAL 3)

Adjournment of the Special Meeting

In the event that the number of shares of Young common stock present in person and represented by proxy at the special meeting and voting “FOR” the merger is insufficient to approve the merger proposal, the Company may move to adjourn the special meeting in order to enable the Company’s Board of Directors to solicit additional proxies in favor of the approval of the merger proposal. In that event, the Company will ask its shareholders to vote only upon the adjournment proposal and not on the other proposals discussed in this Proxy Statement.

Vote Required and Board of Directors Recommendation

The approval of the proposal to adjourn the special meeting, if there are not sufficient votes to adopt the merger proposal requires the affirmative vote of shareholders holding a majority of the shares present in person or by proxy at the special meeting and entitled to vote thereon. The Company’s Board of Directors has approved and authorized the merger, and recommends that you vote “FOR” adoption of the merger agreement and, if there are not sufficient votes to adopt the merger proposal, recommends that you vote “FOR” the proposal to adjourn the special meeting.

MARKETS AND MARKET PRICE

Shares of Young common stock are listed and traded on NASDAQ under the symbol “YDNT.” The following table shows, for the periods indicated, the reported high and low sale prices per share on NASDAQ for Young common stock.

Prices listed below are the high and low prices within any given day for the period, as opposed to the high opening or closing prices during the period.

	High	Low
Fiscal Year Ended December 31, 2009
First Quarter	$17.49	$11.01
Second Quarter	22.90	13.89
Third Quarter	28.54	20.82
Fourth Quarter	28.05	22.23
Fiscal Year Ended December 31, 2010
First Quarter	$29.68	$21.60
Second Quarter	30.30	22.86
Third Quarter	29.13	24.05
Fourth Quarter	33.40	26.70
Fiscal Year Ended December 31, 2011
First Quarter	$33.00	$28.41
Second Quarter	32.05	25.79
Third Quarter	31.00	25.06
Fourth Quarter	30.92	26.90
Fiscal Year Ended December 31, 2012
First Quarter	$32.10	$27.88
Second Quarter	36.25	29.19
Third Quarter	39.99	33.26
Fourth Quarter	40.50	32.97

On December 3, 2012, the last trading day prior to the date of the first public announcement of the execution of the merger agreement, the high and low sale prices for Young common stock as reported on NASDAQ were $36.99 and $35.27 per share, respectively, and the closing sale price on that date was $36.34. On January 2, 2013, the last trading day for which information was available prior to the date of the printing of this Proxy Statement, the high and low sale prices for Young common stock as reported on NASDAQ were $39.99 and $39.42 per share, respectively, and the closing sale price on that date was $39.42.

The Company’s shareholders should obtain a current market quotation for Young common stock before making any decision with respect to the merger. As of the close of business on January 2, 2013 (the record date for shareholders entitled to vote at the special meeting), there were approximately 66 holders of record of Young common stock.

The Company does not plan to pay any cash dividends on Young common stock, unless the merger agreement is validly terminated in accordance with its terms. In addition, under the merger agreement, the Company has agreed not to make, declare or pay any dividends on Young common stock before the closing of the merger.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the close of business on January 2, 2013 (unless otherwise indicated), with respect to the beneficial ownership (as defined by Rule 13d-3 under the Exchange Act) of Young common stock by:

•	each of the Company’s directors and named executive officers;

•	all of the Company’s current executive officers and directors as a group; and

•

each person or “group” of persons (as defined under Section 13(d)(3) of the Exchange Act) known by the Company to own beneficially more than five percent of the outstanding shares or voting power of Young common stock.

As of the close of business on January 2, 2013, there were 7,913,989 shares of Common Stock issued and outstanding. Unless otherwise indicated, shares are owned directly or indirectly with sole voting and investment power. The address of each director and named executive officer listed below is Young Innovations, Inc., 500 North Michigan Avenue, Suite 2204, Chicago, Illinois 60611.

Name and Address	Number of Shares Beneficially Owned(1)	Percent of Class
Named Executive Officers and Directors
George E. Richmond(2)	2,152,046	27.2%
Alfred E. Brennan(3)	228,751	2.8%
Arthur L. Herbst, Jr.(4)	197,026	2.5%
Brian F. Bremer(5)	22,626	*
Patrick J. Ferrillo, Jr.(6)	8,929	*
Richard J. Bliss(7)	5,126	*
Edward Wiertel(8)	623	*
Daniel J. Tarullo(9)	8,537	*
Julia A. Carter(10)	11,928	*
Joshua A. McKey(11)	14,980	*
All directors and executive officers as a group (10 persons)	2,650,572	32.5%
Beneficial Owners in excess of 5% (other than Directors and Named Executive Officers)
American Century Companies, Inc.(12)	807,089	10.2%
4500 Main Street, 9th Flr.
Kansas City, MO 64111
FMR LLC(13)	553,509	7.0%
82 Devonshire Street
Boston, MA 02109
Royce & Associates, LLC(14)	446,842	5.6%
745 Fifth Avenue
New York, NY 10151
Kayne Anderson Rudnick Investment Management, LLC(15)	491,742	6.2%
1800 Avenue of the Stars, 2nd Floor
Los Angeles, CA 90067

*	Amount represents less than 1% of stock ownership.

(1)

Beneficial ownership of shares, as determined in accordance with applicable SEC rules, includes shares as to which a person has or shares sole voting power and/or investment power. Except as otherwise indicated, all shares are held of record with sole voting and investment power. Pursuant to the rules of the SEC, certain shares of the Company’s Common Stock which a person has the right to acquire within sixty days pursuant to the exercise of stock options and warrants are deemed to be outstanding for the purpose of computing beneficial ownership and the percentage ownership of any other person. All directors and executive officers as a group hold options to purchase an aggregate of 240,000 shares of Common Stock, which are exercisable within sixty days.
(2)	Includes 395,979 shares held in a revocable trust as to which Mr. George E. Richmond is the co-trustee and has sole voting and dispositive power and 773,167 shares held in a trust as to which Mr. Richmond has sole voting and dispositive power. Includes 982,900 shares held by the Richmond Foundation, of which Mr. Richmond is President. Excludes 1,102 shares owned by Mr. Richmond’s spouse.

(3)	Includes 116,251 shares owned directly by Mr. Brennan, including 42,406 shares of restricted stock which vest upon consummation of the merger. Also includes 112,500 shares of Common Stock issuable to Mr. Brennan that may be acquired pursuant to stock options exercisable within sixty days.

(4)	Includes 77,394 shares owned directly by Mr. Herbst, including 42,406 shares of restricted stock which vest upon consummation of the merger. Also includes 112,500 shares of Common Stock issuable to Mr. Herbst that may be acquired pursuant to stock options exercisable within sixty days, and 7,132 shares owned by Mr. Herbst’s daughters over which Mr. Herbst has voting and dispositive powers. Excludes 3,961 shares owned by Mr. Herbst’s spouse.

(5)	Includes 17,626 shares owned directly by Mr. Bremer, including 623 shares of restricted stock which vest upon consummation of the merger. Also includes 5,000 shares of Common Stock issuable to Mr. Bremer that may be acquired pursuant to stock options exercisable within sixty days.

(6)	Includes 3,929 shares owned directly by Dr. Ferrillo, including 623 shares of restricted stock which vest upon consummation of the merger. Also includes 5,000 shares of Common Stock issuable to Dr. Ferrillo that may be acquired pursuant to stock options exercisable within sixty days.

(7)	Includes 5,126 shares owned directly by Mr. Bliss, including 623 shares of restricted stock which vest upon consummation of the merger.

(8)	Represents 623 shares of restricted stock which vest upon consummation of the merger.

(9)	Includes 8,537 shares of Common Stock owned directly by Mr. Tarullo, including 5,340 shares of restricted stock which vest upon consummation of the merger.

(10)	Includes 11,928 shares of Common Stock owned directly by Ms. Carter, including 7,641 shares of restricted stock which vest upon consummation of the merger.

(11)	Includes 9,980 shares owned directly by Mr. McKey, including 7,243 shares of restricted stock which vest upon consummation of the merger. Also includes 5,000 shares of Common Stock issuable to Mr. McKey that may be acquired pursuant to stock options exercisable within sixty days.

(12)	Based on Schedule 13F report of holdings as of September 30, 2012, as filed with the SEC on November 13, 2012.

(13)	Based on Schedule 13F report of holdings as of September 30, 2012, as filed with the SEC on November 14, 2012.

(14)	Based on Schedule 13F report of holdings as of September 30, 2012, as filed with the SEC on November 13, 2012.

(15)	Based on Schedule 13F report of holdings as of September 30, 2012, as filed with the SEC on November 6, 2012.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of the Company and the effectiveness of internal control over financial reporting included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2011, have been audited by Crowe Horwath LLP, an independent registered public accounting firm, as stated in its reports appearing in the Annual Report on Form 10-K.

FUTURE SHAREHOLDER PROPOSALS

If the merger is completed, there will be no public participation in any future meetings of the Company’s shareholders. If the merger is not completed, however, the Company’s shareholders will continue to be entitled to attend and participate in the Company’s shareholders’ meetings. If the merger is not completed, for shareholder proposals to be considered for inclusion in the proxy materials for the Company’s 2013 annual meeting of shareholders, they must have been received by the corporate secretary of the Company by December 5, 2012. Shareholders who wish to submit a proposal not intended to be included in the Company’s annual meeting proxy statement but to be presented at next year’s annual meeting, or who propose to nominate a candidate for election as a director at that meeting, are required by the Company’s bylaws to provide notice of such proposal or nomination to the principal executive offices of the Company. This notice must be delivered to the Company no later than the close of business on February 6, 2013, but no earlier than the close of business on January 7, 2013, to be considered for a vote at next year’s annual meeting. The notice must contain the information required by the Company’s bylaws.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

In order to reduce printing and postage costs, in certain circumstances only one Proxy Statement or notice, as applicable, will be mailed to multiple shareholders sharing an address unless the Company receives contrary instructions from one or more of the shareholders sharing an address. If your household has received only one Proxy Statement or notice, as applicable, the Company will deliver promptly a separate copy of the Proxy Statement or notice, as applicable, to any shareholder who sends a written or oral request to Young Innovations, Inc., 500 North Michigan Avenue, Suite 2204, Chicago, Illinois 60611, (312) 644-4155, Attention: Secretary. If your household is receiving multiple copies of the Company’s Proxy Statements or notices of internet availability of proxy materials and you wish to request delivery of a single copy, you may send a written request to Young Innovations, Inc., 500 North Michigan Avenue, Suite 2204, Chicago, Illinois 60611, Attention: Secretary.

WHERE SHAREHOLDERS CAN FIND MORE INFORMATION

The Company files certain reports and information with the SEC under the Exchange Act. You may obtain copies of this information in person or by mail from the public reference room of the SEC, 100 F Street, N.E., Room 1580, Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the public reference room by calling the SEC at (800) SEC-0330 or (202) 942-8090. The SEC also maintains an Internet website that contains reports, proxy statements and other information about issuers like the Company, which file electronically with the SEC. The address of that site is http://www.sec.gov. The information contained on the SEC’s website is expressly not incorporated by reference into this Proxy Statement.

The Company files annual, quarterly and current reports and proxy statements with the SEC. You may read and copy any reports, proxy statements or other information that the Company files with the SEC at the following location of the SEC:

Public Reference Room

100 F Street, N.E., Room 1580

Washington, D.C. 20549

Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549, at prescribed rates. The Company’s public filings are also available to the public from document retrieval services and the Internet website maintained by the SEC at www.sec.gov.

The Company maintains a website at www.ydnt.com. The Company uses its website as a channel of distribution of material company information. Financial and other material information regarding Young Innovations, Inc. is routinely posted on and accessible at http://ydnt.com. The Company makes available on its website free of charge its annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K as soon as practicable after the Company electronically files such reports with the SEC. In addition, copies of the Company’s committee charters and code of ethics are available on the Company’s website at www.ydnt.com by clicking on “Our Company” and then clicking on “Governance”. The Company’s website and the information posted on it or connected to it is expressly not incorporated by reference into this Proxy Statement.

The information contained in this Proxy Statement speaks only as of the date indicated on the cover of this Proxy Statement unless the information specifically indicates that another date applies. The information that the Company later files with the SEC may update and supersede the information in this Proxy Statement.

Requests for copies of the Company’s SEC filings should be directed to Young Innovations, Inc., 500 North Michigan Avenue, Suite 2204, Chicago, Illinois 60611, Attention: Secretary (312) 644-4155.

Document requests from the Company should be made by January 15, 2013 in order to receive them before the special meeting.

These documents are also available at the investor relations section of the Company’s website, located at http://ydnt.com.

The Proxy Statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any offer or solicitation in that jurisdiction. The delivery of this Proxy Statement should not create an implication that there has been no change in the affairs of the Company since the date of this Proxy Statement or that the information herein is correct as of any later date.

Shareholders should not rely on information that purports to be made by or on behalf of the Company other than that contained or incorporated by reference in this Proxy Statement. The Company has not authorized anyone to provide information on behalf of the Company that is different from that contained in this Proxy Statement. This Proxy Statement is dated January 3, 2013. No assumption should be made that the information contained in this Proxy Statement is accurate as of any date other than that date, and the mailing of this Proxy Statement will not create any implication to the contrary.

No other matters are intended to be brought before the special meeting by the Company, and the Company does not know of any matters to be brought before the special meeting by others. If, however, any other matters properly come before the meeting, the persons named in the proxy will vote the shares represented thereby in accordance with the judgment of management on any such matter.

If you have questions about the special meeting or the merger after reading this proxy, or if you would like additional copies of this Proxy Statement or the proxy card, you should contact Young Innovations, Inc., 500 North Michigan Avenue, Suite 2204, Chicago, Illinois 60611, Attention: Secretary (312) 644-4155. You may also call the Company’s proxy solicitor, Georgeson Inc., toll-free at 1 (888) 607-9107.

No persons have been authorized to give any information or to make any representations other than those contained in this Proxy Statement and, if given or made, such information or representations will not be relied upon as having been authorized by the Company or any other person.

This Proxy Statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

APPENDIX A

AGREEMENT AND PLAN OF MERGER

by and among

YOUNG INNOVATIONS HOLDINGS LLC,

YI ACQUISITION CORP.

and

YOUNG INNOVATIONS, INC.

Dated as of December 3, 2012

A-i

A-ii

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger, dated as of December 3, 2012 (this “Agreement”), among Young Innovations Holdings LLC, a Delaware limited liability company (“Parent”), YI Acquisition Corp., a Missouri corporation and a direct wholly-owned subsidiary of Parent (“Merger Sub”), and Young Innovations, Inc., a Missouri corporation (the “Company”).

RECITALS

WHEREAS, the parties intend for Parent to acquire the Company on terms and conditions set forth in this Agreement;

WHEREAS, the respective boards of directors of Parent (such board of directors of Parent, the “Parent Board”) and Merger Sub have approved this Agreement and declared it advisable for Parent and Merger Sub, respectively, to enter into this Agreement;

WHEREAS, the board of directors of the Company (the “Company Board”) has unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Merger (as hereinafter defined), are advisable and in the best interests of the Company and its stockholders on the terms and conditions set forth herein and (ii) adopted this Agreement and approved the transactions contemplated hereby on the terms and conditions substantially as set forth herein;

WHEREAS, concurrently with the execution of this Agreement and as a condition and inducement to the Company’s willingness to enter into this Agreement, Linden Capital Partners II LP (the “Guarantor”) has entered into a guarantee, dated as of the date hereof, in the form attached hereto as Exhibit A (the “Guarantee”) in favor of the Company with respect to certain obligations and liabilities of Parent and Merger Sub under this Agreement;

WHEREAS, concurrently with the execution of this Agreement and as a condition and inducement to Parent’s and Merger Sub’s willingness to enter into this Agreement, certain of the Company’s stockholders have entered into voting trusts, dated as of the date hereof, in the form attached hereto as Exhibit B in favor of Parent and Merger Sub; and

WHEREAS, Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with this Agreement and the transactions contemplated hereby and to prescribe certain conditions with respect to the consummation of the transactions contemplated by this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

THE MERGER

1.1 The Merger.

(a) Subject to the terms and conditions of this Agreement, in accordance with the MGBCL, at the Effective Time (as hereinafter defined), Merger Sub shall merge with and into the Company (the “Merger”), the separate existence of Merger Sub shall cease and the Company shall survive and continue to exist as a Missouri corporation (the Company, as the surviving corporation in the Merger, sometimes being referred to herein as the “Surviving Corporation”), such that following the Merger, the Company will be a wholly-owned subsidiary of Parent.

(b) Subject to the provisions of this Agreement, at the Closing (as hereinafter defined), the Company will cause a summary articles of merger (the “Summary Articles of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Missouri in accordance with Section 351.430 of the MGBCL. The Merger will become effective at such time as agreed by the Company and Merger Sub in writing and specified in the Summary Articles of Merger in accordance with the MGBCL (the effective time of the Merger being hereinafter referred to as the “Effective Time”); provided, that the Effective Time shall not be more than 90 days after the filing of the Summary Articles of Merger with the Secretary of State of the State of Missouri. The Merger shall have the effects set forth in this Agreement and the applicable provisions of the MGBCL. Without limiting the generality of the foregoing, and subject thereto, from and after the Effective Time, all property, rights, privileges, immunities, powers, franchises, licenses and authority of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions and duties of each of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions and duties of the Surviving Corporation.

1.2 Closing. Unless otherwise mutually agreed in writing by the Company and Parent, the closing of the Merger (the “Closing”) will take place at the offices of McDermott Will & Emery LLP, 227 West Monroe Street, Chicago, Illinois, at 8:00 a.m. local time on the second Business Day after the satisfaction or waiver of the conditions set forth in Article VII hereof (excluding conditions that, by their terms, are to be satisfied by action taken at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing). The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date.”

1.3 Organizational Documents. At the Effective Time, the articles of incorporation and bylaws of the Surviving Corporation, as in effect immediately prior to the Effective Time, shall be amended and restated as of the Effective Time so as to read (except with respect to the name of the Company, indemnification of officers and directors and advancement of expenses, all of which shall be as set forth in the Articles of Incorporation and Bylaws of the Company as in effect as of the date hereof) the same as the articles of incorporation and bylaws respectively of Merger Sub as in effect immediately prior to the Effective Time until thereafter amended in accordance with applicable Law or provisions of the articles of incorporation and bylaws, in the forms attached hereto as Exhibit C.

1.4 Directors of the Surviving Corporation. The individuals who are the directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation as of the Effective Time, until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal in accordance with the articles of incorporation and bylaws of the Surviving Corporation.

1.5 Officers of the Surviving Corporation. The officers of Merger Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation as of the Effective Time, until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal in accordance with the articles of incorporation and bylaws of the Surviving Corporation.

ARTICLE II

EFFECT OF MERGER ON THE CAPITAL STOCK OF THE CONSTITUENT CORPORATIONS; EXCHANGE PROCEDURES

2.1 Conversion of Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holder of any of the following securities:

(a) Each issued and outstanding share of the Company’s common stock, par value $0.01 per share (each a “Company Share” and, collectively, the “Company Shares”), held by the Company as treasury stock or owned by Parent, Merger Sub or any of their respective Affiliates immediately prior to the Effective Time shall be, automatically and without the need for any action on the part of the holders thereof, canceled and retired and shall cease to exist, and no payment or distribution shall be made or delivered with respect thereto.

(b) Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) newly issued, fully paid and non-assessable share of common stock of the Surviving Corporation.

(c) Except (i) as otherwise provided in Section 2.1(a) hereof and (ii) for Company Shares that are owned by any stockholders (the “Dissenting Stockholders”) who have perfected and not withdrawn a demand for appraisal rights pursuant to Section 351.455 of the MGBCL (each, an “Excluded Share” and collectively, the “Excluded Shares”), each Company Share (including any Company Restricted Shares) issued and outstanding immediately prior to the Effective Time, shall be converted automatically and without the need for any action on the part of the holder thereof into the right to receive an amount in cash per share equal to $39.50 without interest thereon (the “Merger Consideration”).

(d) At the Effective Time, all Company Shares will no longer be outstanding and all Company Shares will be canceled and will cease to exist, and, in the case of book-entry shares (“Book-Entry Shares”), the names of the former registered holders shall be removed from the registry of holders of such shares, and each holder of a certificate formerly representing any such Company Shares (each, a “Certificate”) and each holder of a Book-Entry Share (in each case, other than Excluded Shares) will cease to have any rights with respect thereto, except the right to receive the Merger Consideration, without interest, in accordance with Section 2.1(c), plus any unpaid dividends with a record date prior to the Effective Time. Company Shares, other than those to be canceled pursuant to Section 2.1(a) hereof and other than Excluded Shares, sometimes are referred to herein as the “Merger Shares.”

(e) Each Excluded Share shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be outstanding, shall be cancelled without payment of any consideration therefor and shall cease to exist, subject to any rights that Dissenting Stockholders who are holders thereof may have under Section 2.6.

2.2 Exchange of Certificates; Exchange Fund.

(a) Prior to the Effective Time, Parent shall appoint a commercial bank or trust company reasonably acceptable to the Company, pursuant to an agreement to act as paying agent with respect to the Merger (the “Paying Agent”) hereunder. The Paying Agent agreement pursuant to which Parent shall appoint the Paying Agent shall be in form and substance reasonably acceptable to the Company.

(b) At or prior to the Effective Time, Parent shall deposit or shall cause to be deposited an amount in cash equal to the aggregate Merger Consideration payable pursuant to Section 2.1(c) (such cash being hereinafter referred to as the “Exchange Fund”) with the Paying Agent (but not, for the avoidance of doubt, for payments in respect of Company Options, which Parent shall pay to the Surviving Corporation at or prior to the Effective Time and then cause the Surviving Corporation to pay such sufficient payments through its payroll system to the holders of Company Options in accordance with Section 2.5(a)), for the benefit of the holders of each Merger Share. The Paying Agent shall, pursuant to irrevocable instructions delivered by Parent at or prior to the Effective Time, deliver the Merger Consideration contemplated to be paid for the Merger Shares pursuant to this Agreement, through the Merger, out of the Exchange Fund. Except as contemplated by this Section 2.2, the Exchange Fund shall not be used for any other purpose. The Exchange Fund shall be invested by the Paying Agent as directed by Parent; provided, however, that such investments shall be in obligations of or guaranteed by the United States of America or any agency or instrumentality thereof and backed by the full faith and credit of the United States of America, in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, or in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1 billion (based on the most recent financial statements of such bank which are then publicly available). Any net profit resulting from, or interest or income produced by, such investments shall be the property of and payable to Parent or the Surviving Corporation, as directed by Parent.

(c) Promptly after the Effective Time (and in any event no later than the second Business Day after the Effective Time), Parent shall instruct the Paying Agent to mail to each record holder of Merger Shares (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates and Book-Entry Shares shall pass, only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof as provided in Section 2.2(g)) and Book-Entry Shares to the Paying Agent, and shall be in customary form and agreed to by Parent and the Company prior to the Effective Time) and (ii) instructions for use in effecting the surrender of the Certificates (or affidavits of loss in lieu thereof as provided in Section 2.2(g)) in exchange for the Merger Consideration payable in respect of the Merger Shares represented by such Certificates and Book-Entry Shares. Promptly after the Effective Time, upon surrender of Certificates (or affidavits of loss in lieu thereof as provided in Section 2.2(g)) or Book-Entry Shares for cancellation to the Paying Agent together with such letters of transmittal, properly completed and duly executed, the holders of such Certificates or Book-Entry Shares shall be entitled to receive in exchange therefor a cash amount in immediately available funds (after giving effect to any required Tax withholdings as provided in Section 2.2(h)) equal to (x) the number of Company Shares represented by such Certificate (or affidavit of loss in lieu thereof as provided in Section 2.2(g)), multiplied by (y) the Merger Consideration, and the Certificate so surrendered shall forthwith be cancelled. No interest shall be paid or accrued on any Merger Consideration or on any unpaid dividends and distributions payable to holders of Certificates or Book-Entry Shares. In the event of a transfer of ownership of a Merger Share that is not registered in the transfer records of the Company, the Merger Consideration payable in respect of such Merger Share may be paid to a transferee if the Certificate (or affidavit of loss in lieu thereof as provided in Section 2.2(g)) or Book-Entry Share representing such Merger Share is presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and the Person requesting such exchange shall pay to the Paying Agent in advance any transfer Taxes required by reason of the delivery of the Merger Consideration in any name other than that of the registered holder of the Certificate or Book-Entry Share surrendered, or shall establish to the satisfaction of the Paying Agent that such Taxes have been paid or are not payable. Until surrendered as contemplated by this Section 2.2, each Certificate or Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration without interest payable in respect of the Merger Shares represented by such Certificate (or affidavit of loss in lieu thereof as provided in Section 2.2(g)) or Book-Entry Share and any distributions to which such holder is entitled pursuant to Section 2.3 hereof.

(d) The Merger Consideration delivered or issued, as the case may be, in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to each Company Share.

(e) Any portion of the Exchange Fund (including the proceeds of any investments thereof) that remains unclaimed by the holders of Merger Shares in the Merger after the date that is nine (9) months following the Effective Time shall be delivered to Parent upon demand and, from and after such delivery, any former holders of Merger Shares who have not theretofore complied with this Article II shall thereafter look only to Parent for the Merger Consideration payable in the Merger in respect of such Merger Shares, without any interest thereon. Any amounts remaining unclaimed by holders of Merger Shares immediately prior to such time as such amounts would otherwise escheat to or become the property of any Governmental Entity shall, to the extent permitted by applicable Law, become the property of Parent or the Company, as the case may be, free and clear of any Liens, claims or interest of any Person previously entitled thereto.

(f) None of Parent, the Company, the Surviving Corporation, the Paying Agent or any other Person shall be liable to any holder of Merger Shares for any cash from the Exchange Fund properly delivered to a public official pursuant to any abandoned property, escheat or similar Law.

(g) If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Company or Parent, the delivery by such Person of a written indemnity agreement in form and substance reasonably acceptable to Parent, and the posting by such Person of a customary bond, in such reasonable amount as the Company or Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent shall pay in exchange for such lost, stolen or destroyed Certificate the Merger Consideration payable in respect of the Merger Shares represented by such lost, stolen or destroyed Certificate and any distributions to which the holders thereof are entitled pursuant to Section 2.3 hereof.

(h) Each of the Company, Parent, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement such amounts as the Company, Parent, the Surviving Corporation or the Paying Agent is required to deduct and withhold under the Code or any provision of state, local, or foreign Tax Law, with respect to the making of such payment. To the extent that amounts are so withheld, such withheld amounts (i) shall be remitted by Parent, the Surviving Corporation, the Company or the Paying Agent, as applicable, to the applicable Governmental Entity and (ii) shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made by the Company, Parent, the Surviving Corporation or the Paying Agent, as the case may be.

2.3 Rights as Stockholders; Stock Transfers. From and after the Effective Time, holders of Merger Shares shall cease to be, and shall have no rights as, stockholders of the Company, and shall have no rights in respect of the Company Shares, other than the right to receive (a) any dividend or other distribution with respect to such Company Shares with a record date occurring prior to the Effective Time that shall have properly been declared by the Company on such Company Shares in accordance with the terms of this Agreement or prior to the date hereof and which remain unpaid at the Effective Time and (b) the consideration provided under this Article II. After the Effective Time, there will be no transfers on the stock transfer books of the Company of Company Shares that were outstanding immediately prior to the Effective Time other than to settle transfers of Company Shares that occurred prior to the Effective Time. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Paying Agent, they will be canceled and exchanged for the Merger Consideration as provided in this Article II.

2.4 Anti-Dilution Provisions. If, between the date of this Agreement and the Effective Time, the outstanding Company Shares shall have been changed into, or exchanged for, a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, then the Merger Consideration shall be correspondingly adjusted as and if appropriate to provide the holders of Merger Shares the same economic effect as contemplated by this Agreement as if such event had not occurred.

2.5 Treatment of Stock Options and Restricted Shares.

(a) Each option to purchase Company Shares (each, a “Company Option”) that is outstanding immediately prior to the Effective Time, whether vested or unvested, shall, as of the Effective Time, by virtue of the Merger and without any further action on the part of the holder thereof, be cancelled and shall only entitle the holder of such Company Option to receive, as soon as reasonably practicable after the Effective Time (and in any event within five (5) Business Days), an amount in cash without interest (payable by the Surviving Corporation through its payroll system) equal to the product of (i) the total number of Company Shares subject to the Company Option (without regard to any vesting provisions thereof) multiplied by (ii) the excess, if any, of the Merger Consideration over the exercise price per Company Share under such Company Option less applicable Taxes required to be withheld under the Code or any provision of state, local or foreign Tax Law with respect to such payment. At or immediately prior to the Effective Time, each Company Option that has an exercise price that is equal to or greater than the Merger Consideration, whether or not exercisable or vested, shall be cancelled without any consideration therefor.

(b) Each Company Share subject to vesting or other lapse restrictions (each, a “Company Restricted Share”) that is outstanding immediately prior to the Effective Time shall vest in full and become free of such restrictions as of immediately prior to the Effective Time. Upon the Effective Time, the holder of a Company Restricted Share shall be entitled to receive the Merger Consideration with respect to each such Company Restricted Share in accordance with Section 2.1(c) hereof.

(c) At or prior to the Effective Time, the Company, the Company Board and the compensation committee of the Company Board, as applicable, shall adopt any resolutions and take any actions that are necessary to effectuate the provisions of Sections 2.5(a) and (b), including any action to approve the disposition of the Company Options and the Company Restricted Shares in connection with the transactions contemplated by this Agreement to the extent necessary to exempt such disposition under Rule 16b-3 of the Exchange Act. The

Company shall take all actions necessary to terminate the Stock Plans as of the Effective Time and to ensure that after the Effective Time neither Parent nor the Surviving Corporation will be required to deliver Company Shares or other capital stock of the Company, Parent, the Surviving Corporation or any of their respective Affiliates to any Person pursuant to or in settlement of Company Options or Company Restricted Shares.

2.6 Excluded Shares. No Person who has perfected a demand for appraisal rights pursuant to Section 351.455 of the MGBCL shall be entitled to receive the Merger Consideration with respect to the Company Shares owned by such Person unless and until such Person shall have effectively withdrawn or lost such Person’s right to appraisal under the MGBCL. Each Dissenting Stockholder shall be entitled to receive only the payment provided by Section 351.455 of the MGBCL with respect to Company Shares owned by such Dissenting Stockholder. The Company shall give Parent (a) prompt notice of any written demands for appraisal, attempted withdrawals of such demands, and any other instruments served pursuant to applicable Law that are received by the Company relating to stockholders’ rights of appraisal and (b) the opportunity to participate in all negotiations and proceedings with respect to demand for appraisal under the MGBCL. The Company shall not, except with the prior written consent of Parent (which will not be unreasonably withheld, conditioned or delayed), voluntarily make any payment with respect to any demands for appraisal, offer to settle or settle any such demands or approve any withdrawal of any such demands.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF COMPANY

The Company hereby represents and warrants to Parent and Merger Sub, that, except (i) as otherwise disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the “Company 2011 10-K”) or its other Company Reports (other than (x) any disclosures contained or referenced therein under the captions “Risk Factors”, “Forward-Looking Statements”, “Quantitative and Qualitative Disclosures About Market Risk” and any other disclosures contained or referenced therein of information, factors or risks that are predictive, cautionary or forward-looking in nature (excluding, in each case, statements of historical fact) and (y) any exhibits or other documents appended thereto) filed by the Company with the SEC on or after November 1, 2011 and prior to the date of this Agreement (collectively, the “Recent SEC Reports”) (it being understood that any matter disclosed in any Recent SEC Report shall be deemed to be disclosed in a section or subsection of the Company Disclosure Letter and to qualify the representations and warranties of the Company hereunder only to the extent that it is reasonably apparent from such disclosure in such Recent SEC Report that such disclosure is applicable to such section or subsection of the Company Disclosure Letter, other than, in each case, any matters required to be disclosed pursuant to Section 3.2, Section 3.7(a), Section 3.15(a)(xv) or Section 3.20 of this Agreement, which matters shall be specifically disclosed in the applicable section of the Company Disclosure Letter, respectively) or (ii) as set forth in the disclosure letter (the “Company Disclosure Letter”) delivered by the Company to Parent and Merger Sub concurrently with the execution of this Agreement (it being agreed that disclosure of any item in any section or subsection of the Company Disclosure Letter shall provide an exception to or otherwise qualify the representations and warranties of the Company specifically referred to in such disclosure and such other representations and warranties to the extent such disclosure shall reasonably appear from the substance of such disclosure to be applicable to such other representations and warranties):

3.1 Corporate Organization.

(a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the Laws of the State of Missouri, with all requisite corporate power and authority to own its properties and conduct its business as currently conducted, and, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, is duly qualified as a foreign corporation for the transaction of business and is in good standing (to the extent such concept is applicable) under the Laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification. Except as would not, individually or in the aggregate, reasonably be expected to have a Company

Material Adverse Effect, each Subsidiary of the Company (i) has been duly organized and is validly existing in good standing (to the extent such concept is applicable) under the Laws of its jurisdiction of organization, with all requisite corporate or limited liability company, as the case may be, power and authority to own its properties and conduct its business as currently conducted and (ii) is duly qualified as a foreign corporation or limited liability company, as the case may be, for the transaction of business, and is in good standing (to the extent such concept is applicable) under the Laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification.

(b) All of the outstanding shares of capital stock of and other voting or equity interests in each Subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and not subject to or issued in violation of preemptive rights, with no personal liability attaching to the ownership thereof, and are owned beneficially and of record by the Company or one of its wholly-owned Subsidiaries, as set forth on Section 3.1(b) of the Company Disclosure Letter, free and clear of any Liens other than Permitted Liens. No Subsidiary of the Company has or is bound by any outstanding subscriptions, options, warrants, calls, commitments, Contracts, preemptive rights, rights of first refusal, demands, conversion rights or other agreements, arrangements or obligations of any character calling for it to purchase, redeem or otherwise acquire, or to issue, sell, transfer or otherwise dispose of any shares of capital stock, any other equity security or Voting Debt of such Subsidiary, or securities or rights convertible into or exchangeable or exercisable therefore. Except as provided above, neither the Company nor any of its Subsidiaries owns any shares of capital stock of or equity interests in (including any securities exercisable or exchangeable for or convertible into capital stock of or other voting or equity interests in) any other Person.

(c) None of the Company or any of its Subsidiaries is in breach or violation of any of its articles of incorporation, bylaws or other Organizational Documents in any material respect. The Company has previously made available to Parent complete and correct copies of (i) the Articles of Incorporation and Bylaws as currently in effect and (ii) the articles of incorporation, charter, bylaws, other governing instrument or comparable Organizational Documents of each of the Company’s Subsidiaries as currently in effect. Section 3.1(c) of the Company Disclosure Letter sets forth a complete and correct list of the Subsidiaries of the Company and their respective jurisdictions of incorporation or organization.

3.2 Capitalization. The authorized capital stock of the Company consists of 25,000,000 shares of Company Common Stock, par value $0.01 per share, of which, as of the date hereof, (a) 7,916,202 Company Shares are issued and outstanding, (b) 0 Company Shares are reserved for issuance in respect of outstanding options, warrants, and convertible securities (other than the Company Options and the Company Restricted Shares referred to in clauses (c) and (d) of this sentence), (c) 279,500 Company Shares are subject to outstanding Company Options under the Company Stock Plan and (d) 163,964 Company Shares are subject to outstanding unvested Company Restricted Shares under the Company Stock Plan. Except for the foregoing and except for up to 0 Company Shares issued or reserved for issuance pursuant to employee equity awards outstanding or granted after the date hereof in the ordinary course of business consistent with past practice, the Company shall not have (i) issued or authorized the issuance of any shares of Company Common Stock, or any securities convertible into or exchangeable or exercisable for shares of Company Common Stock, (ii) reserved for issuance any shares of Company Common Stock, or any securities convertible into or exchangeable or exercisable for shares of Company Common Stock or (iii) issued, authorized the issuance of or reserved for issuance any restricted shares, restricted share units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based on the value or price of, any capital stock of, or other equity interests in, the Company or any Subsidiary of the Company. Section 3.2 of the Company Disclosure Letter contains a correct and complete list, as of the date hereof, of each outstanding Company Option, including the holder, date of grant, term, number of Company Shares subject to the award, and exercise price. As of the date hereof, the Company holds 2,302,848 Company Shares in its treasury. All of the issued and outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. No Voting Debt of the Company or any Subsidiary of the Company is issued and outstanding. Other than the Company Options, the Company Restricted Shares, the Company Stock Plan, the second sentence of this

Section 3.2 and the rights granted pursuant to this Agreement, the Company does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments, Contracts, preemptive rights, rights of first refusal, demands, conversion rights or other agreements, arrangements or obligations of any character calling for it to purchase, redeem or otherwise acquire, or to issue, sell, transfer or otherwise dispose of any shares of Company Common Stock or any other equity securities or Voting Debt of the Company, or securities or rights convertible into or exchangeable or exercisable therefore, or any securities representing the right to purchase or redeem or otherwise receive any shares of Company Common Stock (including any rights plan or agreement).

3.3 Registration Rights; Voting Rights. Neither the Company nor any of its Subsidiaries is under any obligation to provide any rights to register under the Securities Act, nor under any applicable state securities or “blue sky” Laws, any of its presently outstanding securities or any of its securities that may be issued subsequently. Neither the Company nor any of its Subsidiaries is bound by any agreement with respect to the voting of equity securities of the Company or any of its Subsidiaries.

3.4 Authority; No Violation.

(a) The Company Board has unanimously determined that this Agreement and the transactions contemplated hereby, including the Merger, on substantially the terms and conditions contemplated in this Agreement, are advisable and in the best interests of the Company and its stockholders and has unanimously resolved to recommend that the stockholders of the Company adopt this Agreement and the Merger (the “Recommendation”), unless a Change of Recommendation occurs in accordance with Section 6.5. To the extent of the Company Board’s power and authority and to the extent permitted by Law, the Company Board has elected or determined, as the case may be, that the Merger not be subject to any “moratorium,” “control share acquisition,” “business combination,” “fair price” or other form of antitakeover laws and regulations (collectively, “Takeover Laws”) of any jurisdiction that may purport to be applicable to this Agreement.

(b) The Company has all requisite corporate power and authority to enter into this Agreement and to consummate, subject to the approval of this Agreement by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding Company Shares entitled to vote thereon as of the record date of the Company Stockholder Meeting (the “Requisite Stockholder Vote”), the filing of the Summary Articles of Merger, the Merger and the other transactions contemplated hereby and to perform each of its obligations hereunder.

(c) Assuming receipt of the Required Approvals in Section 3.5 hereof, neither the execution, delivery and performance by the Company of this Agreement nor the consummation by the Company of the transactions contemplated hereby, will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or result in the loss of any benefit or creation of any right on the part of any third party under, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of any Lien (other than Permitted Liens and other Liens granted in connection with the Credit Agreement) upon any of the properties or assets of the Company or any of its Subsidiaries under any of the terms, conditions or provisions of (A) its Articles of Incorporation or Bylaws, (B) the articles of incorporation, charter, bylaws, other governing instrument or comparable Organizational Documents of any of the Company’s Subsidiaries or (C) any Material Contract to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries may be bound, or to which the Company or any of its Subsidiaries or any of the properties, assets, or rights of the Company or any of its Subsidiaries may be subject, except, in the case of clause (C), for such violations, conflicts, defaults, losses, creations, accelerations, terminations and breaches that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or (ii) subject to compliance with the statutes and regulations referred to in Section 3.5 hereof, violate any Law applicable to the Company or any of its Subsidiaries or any of their respective properties or assets, except for such violations that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(d) The execution, delivery and performance of this Agreement by the Company and the consummation of the Merger have been duly authorized by all requisite corporate action, if any, on the part of the Company;

provided that the consummation by the Company of the Merger are subject to the approval of this Agreement by the Requisite Stockholder Vote. This Agreement has been duly executed and delivered by the Company and assuming due authorization, execution and delivery by the other parties hereto, constitutes legal, valid and binding obligations of the Company, enforceable in accordance with its terms, except to the extent that the enforcement thereof (i) may be limited by the applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws of general application affecting the enforcement of creditors’ rights generally and (ii) is subject to general equitable principles, whether considered in a proceeding at law or in equity (the “Bankruptcy Exceptions”).

3.5 Consents and Approvals. Other than (a) filings in connection or in compliance with the HSR Act or under any other antitrust, competition or merger notification, trade regulation Law, (b) compliance with the applicable requirements of the securities Laws, including the filing of the Proxy Statement, (c) the filing of the Summary Articles of Merger with the Secretary of State of the State of Missouri pursuant to the MGBCL and the filing and recordation of other appropriate documents for the Merger and the other transactions contemplated by this Agreement with the relevant authorities of the other jurisdictions in which the Company is qualified to do business, (d) any consents, authorizations, approvals, filings or exemptions in connection with compliance with the rules and regulations of any applicable industry self-regulatory organization (“SRO”) (including the rules of the NASDAQ), or that are required under applicable Laws, (e) such consents, approvals, authorizations, registrations, declarations, filings and notices disclosed in Section 3.5 of the Company Disclosure Letter and (f) such other consents, approvals, authorizations, registrations, declarations, filings and notices the failure of which to be obtained or made would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or would materially impair the ability of the Company to perform its obligations under this Agreement or to consummate the Merger or the other transactions contemplated hereby (clauses (a)—(f) collectively, the “Required Approvals”), no notice to, filing with, exemption or review by, or authorization, permit, consent, waiver or approval of, any Governmental Entity or any other Person (nor expiration nor termination of any statutory waiting periods) is necessary in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, including, without limitation, the Merger.

3.6 Company Financial Statements and Reports.

(a) The consolidated financial statements of the Company and its consolidated Subsidiaries included or incorporated by reference in the Company 2011 10-K and in the Company’s Form 10-Q for the three months September 30, 2012 fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates indicated therein and the consolidated results of their operations and cash flows for the periods specified therein, and, except as expressly stated therein, such financial statements were prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis.

(b) Since December 31, 2009 through the date of this Agreement, each of the Company and each Subsidiary has timely filed or furnished all forms, statements, reports and documents, together with any required amendments thereto, that it was required to file or furnish with the SEC pursuant to the Securities Act and the Exchange Act (the foregoing, collectively, together with any exhibits and schedules thereto and other information incorporated therein, the “Company Reports”) and has paid all material fees and assessments due and payable in connection therewith.

(c) The Company Reports, when they became effective or were filed with the SEC, as the case may be, complied as to form in all material respects with the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the SEC thereunder, and none of such documents as of its date or as amended contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make such statements, in light of the circumstances in which they were made, not misleading. As of the date of this Agreement, there has been no correspondence between the SEC and the Company since December 31, 2009 (other than correspondence that is publicly available on the SEC’s EDGAR system). As of the date of this

Agreement, there are no outstanding or unresolved comments in comment letters received from the staff of the SEC. As of the date of this Agreement, to the Knowledge of the Company, none of the Company Reports is the subject of any ongoing review by the SEC.

(d) The Company Reports included (i) all certificates required to be included therein pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, as amended (“SOX”), and (ii) the internal control report and attestation of the Company’s outside auditors required by Section 404 of SOX.

(e) The Company’s system of internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) is reasonably sufficient to provide reasonable assurance (i) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, (ii) that receipts and expenditures are executed in accordance with the authorization of management, and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s assets that would materially affect the Company’s financial statements. Since September 30, 2012 to the date hereof, the Company has not identified any existing material weaknesses or significant deficiencies in the design or operation of the internal control over financial reporting.

(f) The Company’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) are reasonably designed to ensure that (i) information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and (ii) such information is accumulated and communicated to the Company’s management or to other individuals responsible for preparing such reports as appropriate.

(g) As of the date of this Agreement, the Company is in compliance in all material respects with all current listing and corporate governance requirements of NASDAQ applicable to the Company and is in compliance in all material respects with all rules, regulations and requirements of SOX applicable to the Company.

(h) Since December 31, 2009, no attorney representing the Company or any of its Subsidiaries, whether or not employed by the Company or any of its Subsidiaries, has reported evidence of a violation of securities Laws or breach of fiduciary duty by the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents to the Company Board or any committee thereof or to any director or officer of the Company.

(i) The Company Board has determined that at least one member of the audit committee of the Company Board includes an Audit Committee Financial Expert, as defined by Item 407(d)(5)(ii) of Regulation S-K.

(j) The Company has adopted a code of ethics, as defined by Item 406(b) of Regulation S-K, for senior financial officers, applicable to its principal financial officer, comptroller or principal accounting officer, or persons performing similar functions. The Company has promptly disclosed any material change in or waiver of the Company’s code of ethics with respect to any such persons, as required by Section 406(b) of the Sarbanes-Oxley Act. To the Knowledge of the Company, there have been no material violations of provisions of the Company’s code of ethics by any such persons that have not been waived.

3.7 Absence of Changes.

(a) Since September 30, 2012, no event or circumstance has occurred that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect.

(b) From September 30, 2012 to the date hereof, the Company and each of its Subsidiaries has in all material respects conducted their respective businesses only in the ordinary course of business consistent with past practice.

3.8 Proceedings. As of the date of this Agreement, there is no pending, or to the Company’s Knowledge, threatened action, audit, claim, complaint, suit, proceeding, subpoena or investigation by or before any Governmental Entity brought by or against the Company or any of its Subsidiaries seeking to prohibit the execution, delivery or performance of this Agreement or the transactions contemplated by this Agreement. Except as set forth in Section 3.8 of the Company Disclosure Letter, as of the date of this Agreement, there is no pending, or to the Company’s Knowledge, threatened action, audit, claim, complaint, suit, proceeding, subpoena or investigation by or before any Governmental Entity or before any arbitrator, brought by or against the Company or any of its Subsidiaries involving, affecting or relating to the Company, any of its Subsidiaries, the assets, properties or rights of the Company or its Subsidiaries, or any current or former officer, director or employee of the Company or any of its Subsidiaries for which the Company or any of its Subsidiaries may be liable, in each case, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Except as set forth in Section 3.8 of the Company Disclosure Letter, there is no pending, or to the Company’s Knowledge, threatened action, audit, claim, complaint, suit, proceeding, subpoena or investigation against the Company or any of its Subsidiaries, or to which any property, assets or rights of the Company or any of its Subsidiaries is subject, nor is the Company or any of its Subsidiaries subject to any Order that remains outstanding or unsatisfied, in each case, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Except as set forth in Section 3.8 of the Company Disclosure Letter, there is not currently any internal investigation or inquiry being conducted by the Company, the Company Board (or any committee thereof) or, to the Knowledge of the Company, any third party or Governmental Entity at the request of any of the foregoing concerning any financial, accounting, tax, conflict of interest, self-dealing, fraudulent or deceptive conduct or other misfeasance or malfeasance issues, in each case, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

3.9 Compliance with Laws; Permits. Except as set forth in Section 3.9 of the Company Disclosure Letter:

(a) The Company and each of its Subsidiaries is, and since June 30, 2011 has been, in compliance with, and is not and since June 30, 2011 has not been in default or violation in respect of, and none of them is, to the Knowledge of the Company, under investigation with respect to or is threatened to be charged with any violation of, any applicable Law, Authorization or applicable stock exchange requirement, including any requirements of the Federal Food, Drug and Cosmetic Act, except for any noncompliance, defaults or violations that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect or prevent, materially delay or materially impair the consummation of the transactions contemplated by this Agreement. This Section 3.9(a) does not relate to matters with respect to the compliance of the Company Reports and financial statements with the Securities Act, the Exchange Act or the Sarbanes-Oxley Act of 2002, which are the subject of Section 3.6, Taxes, which are the subject of Section 3.10, Company Benefit Plans, which are the subject of Section 3.11, employment and labor matters, which are the subject of Section 3.12, environmental matters, which are the subject of Section 3.14, and compliance with respect to the required Company filings, which are the subject of Section 3.18.

(b) The Company and each of its Subsidiaries have all permits, licenses, franchises, authorizations, Orders and approvals (“Authorizations”) of, and have made all filings, applications and registrations with, all Governmental Entities that are required in order to permit them to own, lease or license their properties, assets and rights, and to carry on their business as presently conducted, except where the failure to have such Authorizations or the failure to make such filings, applications and registrations would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or prevent, materially delay or materially impair the consummation of the transactions contemplated by this Agreement. All such Authorizations are in full force and effect and, to the Knowledge of the Company, no suspension or cancellation of any of them is threatened, and all such filings, applications and registrations are current, except where such absence, suspension or cancellation would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or prevent, materially delay or materially impair the consummation of the transactions contemplated by this Agreement.

(c) During the six (6) years prior to the date of this Agreement, neither the Company nor any of its Subsidiaries participates or has ever participated in the Medicare program or any State Medicaid program, or is or has ever been certified in the Medicare program or any State Medicaid program.

3.10 Taxes. Except as set forth on Section 3.10 of the Company Disclosure Letter:

(a) Each of the Company and its Subsidiaries has (i) duly and timely filed (taking into account applicable extensions) all Tax Returns required to be filed by it and all such Tax Returns are correct and complete in all material respects, (ii) paid all Taxes due and payable and (iii) for Taxes not yet due and payable, made adequate provision for any such Taxes in accordance with GAAP (other than Taxes that are being contested in good faith and are adequately reserved against or provided for in accordance with GAAP) in the financial statements of the Company.

(b) Since December 31, 2008, no written claim has been made by an authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that the Company or any of its Subsidiaries is or may be subject to taxation by that jurisdiction. There are no Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of the Company or any of its Subsidiaries.

(c) With respect to any period for which the statute of limitations has not expired prior to the date hereof, neither the Company nor any of its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

(d) No unresolved deficiencies have been proposed or assessed against or with respect to the Company or any of its Subsidiaries (and there is no outstanding audit, administrative or judicial proceeding, assessment, dispute or claim concerning any Tax liability of the Company or any of its Subsidiaries pending or raised) in each case by any taxing authority in writing to the Company or any of its Subsidiaries, except with respect to matters for which adequate reserves have been established in accordance with GAAP.

(e) All Taxes required to be withheld, collected or deposited by or with respect to the Company and each of its Subsidiaries have been timely withheld, collected or deposited as the case may be and, to the extent required, have been paid to the relevant taxing authority, except with respect to matters for which adequate reserves have been established in accordance with GAAP.

(f) Neither the Company nor any of its Subsidiaries has any liability for Taxes of any Person (other than the Company or such Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Law).

(g) Neither the Company nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” in any distribution intended to qualify under Section 355 of the Code occurring during any period for which the statute of limitations has not expired prior to the date hereof.

(h) Neither the Company nor any Subsidiary of the Company has been a United States real property holding corporation within the meaning of Code Section 897(c)(2) during the applicable period specified in Code Section 897(c)(1)(A)(ii).

(i) Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (A) change in method of accounting for a taxable period ending on or prior to the Closing Date; (B) “closing agreement” as described in Code Section 7121 (or any corresponding or similar provision of state, local, or non-U.S. income Tax law) executed on or prior to the Closing Date; (C) intercompany transactions occurring at or prior to the Closing or any excess loss account in existence at Closing described in Treasury Regulations under Code Section 1502 (or any corresponding or similar provision of state, local or foreign income Tax law); (D) installment sale or open transaction disposition made on or prior to the Closing Date; (E) prepaid amount received or deferred revenue accrued on or prior to the Closing Date; or (F) election under Code Section 108(i).

(j) Neither the Company nor any Subsidiary (A) is a party to any Tax sharing agreement, Tax indemnity obligation or similar agreement with respect to Taxes (other than credit Contracts, lease Contracts or other commercial Contracts entered into in the ordinary course of business containing customary Tax allocation or gross-up provisions); (B) has a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise has an office or fixed place of business in a country other than the country in which it is organized; (C) is subject to the dual consolidated loss provisions of Code Section 1503(d); (D) has been a party to a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b); or (E) is a party to a gain recognition agreement under Code Section 367.

(k) Neither the Company nor any Subsidiary (i) has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was the Company) and (ii) has no liability for the Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor, by contract or otherwise.

3.11 Employee Benefit Plans and Related Matters; ERISA.

(a) Section 3.11(a)(i) of the Company Disclosure Letter lists all material Company Benefit Plans. “Company Benefit Plans” means (i) all employee or director benefit plans, programs, policies, agreements or other arrangements, including any employee welfare plan within the meaning of Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) any employee pension benefit plan within the meaning of Section 3(2) of ERISA and (iii) any material bonus, commission, incentive, deferred compensation, vacation, stock purchase, stock option, restricted stock or other equity based award, severance, retirement savings, paid time off, employment, change of control or fringe plan or any other employee benefit plan, program, policy or agreement (whether or not written), in each case that as of the date of this Agreement are sponsored, maintained or contributed to by the Company or any of its Subsidiaries for the benefit of current or former employees, directors or officers of the Company or its Subsidiaries (other than any “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA (“Multiemployer Plan”)) or to which the Company or its Subsidiaries has any liabilities or potential liabilities; provided, however, that Company Benefit Plans shall not include any Company Foreign Plan. For purposes of this Agreement, the term “Company Foreign Plan” shall refer to each plan, program, policy, agreement or Contract that is subject to or governed by the Laws of any jurisdiction other than the United States, and which would have been treated as a Company Benefit Plan had it been a United States plan, program, policy, agreement or Contract; provided that Company Foreign Plan shall not include any plan, program or entitlement (such as a Social Security-type benefit) that arises under operation of applicable Law. Section 3.11(a)(ii) of the Company Disclosure Letter lists all material Company Foreign Plans with respect to which the Company or any of its Subsidiaries has or could reasonably be expected to have any liabilities.

(b) The Company has made available to Parent, as applicable, true and complete copies of (i) each of the Company Benefit Plans and Company Foreign Plans, including all material amendments thereto, (ii) the most recent three years’ Annual Report (Form 5500 Series) and accompanying schedules, if any, with respect to each Company Benefit Plan, (iii) the most recent determination letter from the IRS (if applicable) for each Company Benefit Plan, (iv) the current summary plan description or plan summary and any material modifications thereto, if any (in each case, whether or not required to be furnished under ERISA), and (v) the most recent actuarial report, if any.

(c) Except as would not result in a material liability to the Company or any Subsidiary: (i) each Company Benefit Plan has been maintained and administered in compliance with its terms and with applicable Law, including ERISA and the Code to the extent applicable thereto; (ii) each of the Company Benefit Plans intended to be “qualified” within the meaning of Section 401(a) of the Code has received a favorable determination letter from the IRS or is entitled to rely upon a favorable opinion issued by the IRS, and, to the Knowledge of the Company, there are no existing circumstances or any events that have occurred that could reasonably be expected to adversely affect the qualified status of any such plan; (iii) all contributions (including all employer contributions and employee salary reduction contributions) or other amounts payable by the Company or its Subsidiaries as of Closing Date with respect to each Company Benefit Plan in respect of current or prior plan years that are due have been made within the time periods prescribed by applicable Law, including the ERISA and the Code, and all such contributions for any period ending on or prior to the Closing Date that are not yet due have been properly accrued in accordance with GAAP; (iv) neither the Company nor its Subsidiaries has engaged in a transaction in connection with which the Company or its Subsidiaries reasonably could be subject to either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a tax imposed pursuant to Section 4975 or 4976 of the Code; (v) all required reports and descriptions (including Form 5500 annual reports, summary annual reports, and summary plan descriptions) with respect to each Company Benefit Plan have been properly and timely filed or distributed to participants and other applicable individuals in accordance with the applicable requirements of ERISA and the Code, (vii) there are no pending or, to the Knowledge of the Company, threatened (other than routine claims for benefits) by, on behalf of, or against, any of the Company Benefit Plans or any trusts related thereto which could reasonably be expected to result in any liability of the Company or any of its Subsidiaries; and (viii) all Company Foreign Plans (A) have been maintained and funded in accordance with all applicable requirements, (B) if they are intended to qualify for special Tax treatment meet all requirements for such treatment and (C) have no material unfunded or underfunded liabilities not accurately accrued in accordance with GAAP.

(d) Neither the Company, any Subsidiary nor any ERISA Affiliate maintains, sponsors, contributes to or has any liability (contingent or otherwise) with respect to (i) any “defined benefit plan” as defined in Section 3(35) of ERISA or any other plan subject to the funding requirements of Section 412 of the Code or Section 302 of Title IV of ERISA, (ii) any “multiemployer plan” as defined in Section 3(37) or 4001(a)(3) of ERISA. Except as set forth on Section 3.11(d)(iii) of the Company Disclosure Letter, neither the Company nor any Subsidiary maintains, sponsors, contributes to, has any obligation to contribute to, or has any liability under or with respect to any employee benefit plan, program or arrangement that provides for post-retirement medical, post-retirement life insurance or other post-retirement welfare-type benefits (other than health continuation coverage required by COBRA). Neither the Company nor any ERISA Affiliate has any liability to the Pension Benefit Guaranty Corporation or otherwise under Title IV of ERISA. For purposes of this Agreement, “ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade or business, or that is a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

(e) Except as set forth in Section 3.11(e) of the Company Disclosure Letter, (i) each Company Benefit Plan that is a “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code) that is subject to Section 409A of the Code is in compliance in all material respects with Section 409A of the Code and (ii) neither the Company nor any of its Subsidiaries has any actual or potential obligation to reimburse or otherwise “gross-up” any Person for the interest or additional tax set forth under Section 409A(a)(1)(B) of the Code. Neither the Company nor any of its Subsidiaries has any indemnity obligation for any Taxes imposed under Section 4999 or 409A of the Code.

(f) Except as would not reasonably be expected to result in a material liability to the Company or any Subsidiary, each individual who performs services for the Company or any of its Subsidiaries and who is not treated as an employee for federal income tax purposes by the Company or its Subsidiaries is not an employee under applicable Law for any purpose including, without limitation, for Tax withholding purposes or Company Benefit Plan purposes and the Company and its Subsidiaries have no material liability by reason of an individual who performs or performed services for the Company or its Subsidiaries in any capacity being improperly excluded from participating in an Employee Plan.

(g)

(i) Except as set forth in Section 3.11(g)(i) of the Company Disclosure Letter, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement will (either alone or together with any other event) (x) entitle any employee, director or other service provider of the Company or any of its Subsidiaries to severance pay or accelerate the time of payment, funding or vesting or trigger any payment of funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount of compensation or benefits payable or trigger any other material obligation pursuant to, any Company Benefit Plan or otherwise (“Change of Control Obligations”), or (y) result in the payment of any amount or benefit that could, individually or in combination with any other payment, constitute an “excess parachute payment,” as defined in Section 280G(b)(1) of the Code.

(ii) Section 3.11(g)(ii) of the Company Disclosure Letter sets forth the amount of each Change of Control Obligation referenced in Section 3.11(g)(i)(x).

3.12 Labor Matters. Except as set forth on Section 3.12 of the Company Disclosure Letter, there is (and since June 30, 2011 has been) no charge, investigation or lawsuit by or before any Governmental Entity or arbitrator pending or, to the Knowledge of Company, threatened against Company and/or its Subsidiaries alleging any employment Law violations, including but not limited to unlawful discrimination or retaliation in employment practices, applicable wage payment and hours of work standards, classification of employees, worker health and safety standards, worker leaves of absence, immigration-related laws and regulations, termination and/or layoff notice obligations, or breach of contract with respect to any employee of the Company and/or its Subsidiaries, and there is no charge of any unfair labor practice against Company and/or its Subsidiaries pending before the National Labor Relations Board. There is (and since June 30, 2011 has been) no labor strike, slow-down, work stoppage or other material labor dispute actually pending or, to the Knowledge of Company, threatened against or involving Company and/or its Subsidiaries. None of the employees of Company and/or its Subsidiaries is covered by any collective bargaining agreement, no collective bargaining agreement is currently being negotiated by Company and/or its Subsidiaries, to the Knowledge of Company no collective bargaining representative has demanded or received recognition or certification or petitioned for representation on behalf of any employee or group of employees of Company and/or its Subsidiaries since June 30, 2011, and to the Knowledge of Company there is presently (and since June 30, 2011 there has been) no organizing effort underway or threatened on behalf of any labor union seeking to represent any employee or group of employees of Company and/or its Subsidiaries. Except as set forth on Section 3.12 of the Company Disclosure Letter and except that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect or prevent, materially delay or materially impair the consummation of the transactions contemplated by this Agreement, the Company and its Subsidiaries are and since June 30, 2011 have remained in compliance with all Laws and regulations applicable to employment, including compliance with all record-keeping, privacy, and data security Laws governing the retention of employee personal information. Since June 30, 2011, neither Company nor any of its Subsidiaries has implemented any plant closing or employee layoffs that required the provision of notices under the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar applicable state Law (collectively, the “WARN Act”).

3.13 Real Property.

(a) Section 3.13(a) of the Company Disclosure Letter sets forth a complete and correct list of all land owned by the Company or any of its Subsidiaries (together with all buildings, structures, improvements and fixtures located thereon, and all easements and other rights and interests appurtenant thereto, the “Owned Real Property”). With respect to each Owned Real Property: (A) the Company or one of its Subsidiaries (as the case may be) has good and marketable fee simple title to such Owned Real Property, free and clear of all liens and encumbrances, except Permitted Liens, (B) except as set forth in Section 3.13(a) of the Company Disclosure Letter, neither the Company nor any Subsidiary of the Company has leased or otherwise granted to any Person the right to use or occupy such Owned Real Property or any portion thereof; and (C) there are no outstanding options, rights of first offer or rights of first refusal to purchase such Owned Real Property or any portion thereof. Neither the Company nor any of its Subsidiaries is a party to any agreement or option to purchase any real property.

(b) Section 3.13(b) of the Company Disclosure Letter sets forth a complete and correct list of all real property leased, subleased or licensed to or otherwise exclusively occupied by the Company or any of its Subsidiaries (the “Leased Real Property,” and the leases, together with any amendments and modifications thereto, pursuant to which such real property is leased, subleased, licensed or otherwise occupied, the “Leases”), which list sets forth each Lease and the address, landlord and tenant for each Lease. Neither the Company nor any of its Subsidiaries is a lessor, sublessor or grantor under any lease, sublease or other instrument granting to any other Person any right to the possession, lease, occupancy or enjoyment of any Leased Real Property. The

Company has delivered to Parent a true and complete copy of each Lease document. Except as set forth in Section 3.13(b) of the Company Disclosure Letter, with respect to each of the Leases: (i) such Lease is a valid and binding agreement of the Company or one of its Subsidiaries, as the case may be, and, to the Knowledge of the Company, against each other party thereto, and is in full force and effect; (ii) to the Company’s knowledge, there are no disputes with respect to such Lease; and (iii) neither the Company nor any Subsidiary nor, to the knowledge of the Company, any other party to the Lease is in breach or default under such Lease and no event has occurred or circumstance exists which, with the delivery of notice, the passage of time or both, would constitute such a breach or default, or permit the termination, modification or acceleration of rent under such Lease.

3.14 Environmental Matters.

(a) The Company and each of its Subsidiaries is in compliance, and since June 30, 2011 has been in compliance, with all applicable Environmental Laws and have obtained, maintained, maintains, complied with and are in compliance with all applicable permits, licenses and authorizations required under applicable Environmental Laws, except, in each case, as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(b) Neither the Company nor any Subsidiary of the Company has received a notice in writing of an actual or alleged violation or notification in writing of liability or potential liability arising out of any Environmental Law that remains outstanding or is unresolved, and there is no Order, Litigation or claim pending or, to the Company’s Knowledge, threatened under any Environmental Law, except in each case, with respect to any of the foregoing that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(c) Except for matters that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, no Release of, contamination by, or exposure to Hazardous Substances has occurred at, on, above, under or from any real property currently or formerly owned, leased, operated or used by the Company or any of its Subsidiaries, or at any other location, that has resulted in or would reasonably be expected to result in any liability or obligation under Environmental Laws, including an investigation or remedial action pursuant to applicable Environmental Laws.

(d) Except for matters that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, to the Company’s Knowledge, (i) neither the Company, its Subsidiaries, nor any of their respective predecessors has designed, manufactured, sold, or distributed any product or item containing asbestos, silica, mercury or other Hazardous Substances, and (ii) no basis in law or fact exists to support an assertion of any claim, action, liability or obligation against the Company or its Subsidiaries with respect to the presence of asbestos, silica, mercury or other Hazardous Substances in any product or item.

(e) Except for matters that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries have not assumed, undertaken, or provided an indemnity with respect to any liability of any other Person relating to Environmental Laws.

(f) The Company and its Subsidiaries have furnished to Parent all environmental audits, assessments and reports and all other documents materially bearing on environmental, health or safety liabilities, in each case relating to the Company, its Subsidiaries, or their owned or leased real property, to the extent such documents are in the possession or under the reasonable control of the Company or its Subsidiaries.

3.15 Material Contracts.

(a) Section 3.15(a) of the Company Disclosure Letter contains a list as of the date of this Agreement of each of the following contracts to which the Company or any of its Subsidiaries is a party or by which any of its properties, assets or rights is bound and that have material remaining unfulfilled obligations as of the date of this Agreement:

(i) any Contract that is a “material contract” required to be filed by the Company pursuant to Item 601(b)(10) of Regulation S-K promulgated under the Securities Act;

(ii) any material Contract with respect to a partnership, limited liability company agreement, joint venture or similar arrangement entered into with any third party;

(iii) any Contract that is a voting agreement or registration rights agreement;

(iv) any Contract that is reasonably likely to result in aggregate payments to or from the Company and its Subsidiaries in 2012 or any subsequent calendar year of more than $500,000, which cannot be cancelled by the Company or any of its Subsidiaries without more than ninety (90) days’ notice without payment by the Company or its Subsidiaries;

(v) any Contract that relates to the acquisition or disposition of any business, a material amount of stock or assets, or any material assets or material real property, other than in the ordinary course of business consistent with past practice;

(vi) any Contract that materially limits the freedom of the Company or any of its Subsidiaries to compete in any line of business or with any Person or in any geographic area and that cannot be cancelled by the Company or any of its Subsidiaries without more than ninety (90) days’ notice without payment by the Company or its Subsidiaries;

(vii) any Contract that materially limits the freedom of the Company or any of its Subsidiaries to hire or solicit for hire the employees or contractors of any Person and that cannot be cancelled by the Company or any of its Subsidiaries without more than ninety (90) days’ notice without payment by the Company or its Subsidiaries;

(viii) any Contract with any director or Executive Officer (other than pursuant to any Company Benefit Plan);

(ix) any Lease (whether of real or personal property) to which the Company is a party as either lessor or lessee, providing for annual payments of $500,000 or more;

(x) any Contract relating to Indebtedness, whether incurred, assumed, guaranteed or secured by any asset, with a principal amount in excess of $500,000;

(xi) any Contract that creates or grants a material Lien (other than Permitted Liens) on any material properties or other material assets of the Company;

(xii) any Contract under which the Company has, directly or indirectly, made any loan, capital contribution to, or any other investment in, any Person (other than (A) extensions of credit and investments in marketable securities, in each case in the ordinary course of business, and (B) loans to employees in the ordinary course of business in amounts in the aggregate less than $5,000 per employee);

(xiii) any employment, deferred compensation, severance, bonus, retirement or other similar agreement entered into by the Company, on the one hand, and any director or Executive Officer of the Company or any other employee of the Company receiving annual cash compensation of $150,000 or more, on the other hand;

(xiv) any Contract relating to the licensing or the granting of any option, right or interest of Intellectual Property material to the business of the Company by the Company to any Person or by any Person to the Company (other than (A) Contracts with customers, suppliers, distributors and sales representatives in the ordinary course of business and (B) licenses to the Company for off-the-shelf software for the Company’s own internal use (“Off-the-Shelf Software”));

(xv) any Contract under which the Company has incurred or will incur any Transaction Obligation of more than $500,000;

(xvi) any collective bargaining agreement or similar agreement with any labor union or association representing employees of the Company;

(xvii) any agreement or plan, including any stock option plan, stock appreciation rights plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement, in each case involving an amount of more than $500,000;

(xviii) any Contract (other than pursuant to Organizational Documents) providing for indemnification by the Company of any officer, director or employee of the Company;

(xix) any Contract pursuant to which the Company has any material obligations or liabilities as guarantor, surety, co signer, endorser, or co maker (excluding negotiable instruments entered into in the ordinary course of business) in respect of any obligation of any other Person, or any capital maintenance, keep well or similar agreements or arrangements;

(xx) any Contract that prohibits the payment of dividends or distributions in respect of the capital stock of the Company;

(xxi) any Contract that involves any Related Party transaction described in Section 3.22, other than Contracts described in the Company Reports;

(xxii) any Contract that involves any exchange-traded or over-the-counter swap, forward, future, option, cap, floor or collar financial contract, or any other interest-rate, commodity price, equity value or foreign currency protection contract;

(xxiii) any Contract that is a settlement, conciliation or similar agreement with or before any Governmental Entity and is material to the Company and its Subsidiaries as of the date of this Agreement or that will require the Company or any of its Subsidiaries to pay consideration after the date of this Agreement in excess of $500,000; or

(xxiv) any Contract that contains a put, call or similar right pursuant to which the Company could be required to purchase or sell, as applicable, any equity interests of any Person or assets.

(b) Except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) each Contract disclosed in Section 3.15(a) of the Company Disclosure Letter (each a “Material Contract”) is a valid and binding agreement of the Company or a Subsidiary of the Company, as the case may be, and, to the Knowledge of the Company, against each other party thereto, and is in full force and effect, (ii) none of the Company, any Subsidiary of the Company nor, to the Knowledge of the Company, any other party thereto is in default or breach under (or is alleged to be in default or breach in any respect under) the terms of, or has provided or received any written notice of any intention to terminate, any such Material Contract, and (iii) to the Knowledge of the Company, no event or circumstance has occurred that, with notice or lapse of time or both, would constitute a breach or an event of default thereunder or result in a termination thereof or would cause or permit the acceleration or other changes of any right or obligation, or the loss of any benefit thereunder. Complete and correct copies in all respects of each such Material Contract (including all modifications and amendments thereto and waivers thereunder) has been previously made available to Parent or publicly filed with the SEC as an exhibit to the Company Reports. “Executive Officer” shall have the meaning set forth in Rule 3b-7 of the Exchange Act. “Transaction Obligation” means any change of control payment, special bonus, stay bonus, retention bonus, severance payment or similar compensation that becomes due and payable by the Company as a result of the consummation of the Merger or the other transactions contemplated by this Agreement, whether due and payable prior to, at or after the Closing (including obligations that are contingent upon both the consummation of the Merger and the occurrence of another event and/or the passage of time). “Indebtedness” means, with respect to any Person, (a) any liability of that Person (including any principal, premium, accrued and unpaid interest, prepayment penalties, commitment and other fees): (i) for borrowed money, (ii) evidenced by a note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any property or assets, including securities, (iii) for the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) under any lease or similar arrangement that would be required to be accounted for by the lessee as a capital lease in accordance with GAAP, (v) under conditional sale or other title retention agreements, or (vi) arising out of interest rate and currency swap arrangements and any other arrangements designed to provide protection against fluctuations in interest or currency rates (it being understood that the amount of any Indebtedness arising under such arrangement described in this clause (vi) shall be the net amount, if any, that would be owed by such Person under such arrangement in the event of a termination (including an early termination) on the date of determination), (b) any guarantee by that Person of any indebtedness of others described in the preceding clause (a); (c) the maximum liabilities of such person under any “Off Balance Sheet Arrangement” (as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated under the Securities Act); and (d) all liabilities to reimburse any bank or other Person for amounts paid under a letter of credit, surety bond, or bankers’ acceptance.

3.16 Finders’ Fees. Except for Robert W. Baird & Co. Incorporated, there is, and there has been, no investment banker, broker, financial advisor, finder or other intermediary retained by or authorized to act on behalf of the Company, any of its Subsidiaries or any of their respective officers, directors or employees and neither the Company nor any of its Subsidiaries has incurred any liability for any financial advisory fees, brokerage fees, commissions or finders’ fees in connection with this Agreement or the transactions contemplated hereby, including, without limitation, the Merger.

3.17 Insurance. The Company and each of its Subsidiaries currently maintains, and during each of the last five (5) calendar years (or during such lesser period of time as the Company has owned such Subsidiary) has maintained, insurance of the types and in the amounts that the Company reasonably believes is adequate for its and their respective properties and businesses (taking into account the cost and availability of such insurance) with reputable insurance companies. Section 3.17 of the Company Disclosure Letter sets forth a correct and complete list of all material insurance policies relating to the assets, business, operations, employees, officers or directors of the Company and its Subsidiaries as of the date hereof. Except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, such policies are, to the Knowledge of the Company, in full force and effect, neither the Company nor any of its Subsidiaries is in breach of or default under any such policies and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action which, with notice or the lapse of time, would constitute a breach of or default under any such policies. All premiums with respect to such policies due and payable on or prior to the Effective Time have been paid and will be paid prior to the Effective Time, and no written or, to the Knowledge of the Company, other notice of cancellation or termination has been received with respect to any such policy.

3.18 Company Information; Required Company Filings. The proxy statement (including the letter to stockholders, notice of meeting and form of proxy, the “Proxy Statement”) to be filed by the Company with the SEC in connection with seeking the approval of this Agreement by the stockholders of the Company will not, at the time it is filed with the SEC, or at the time it is first mailed to the stockholders of the Company or at the time of the Company Stockholder Meeting (in each case after giving effect to any amendments or supplements to the Proxy Statement and any modifying or superseding statements filed, distributed or disseminated prior to such time), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company will cause the Proxy Statement to comply as to form in all material respects with the requirements of the Exchange Act applicable thereto as of the date of such filing. No representation is made by the Company with respect to statements made in the Proxy Statement based on information supplied, or required to be supplied, by Parent, Merger Sub or any of their respective Affiliates specifically for inclusion or incorporation by reference therein.

3.19 Fairness Opinion. The Company Board has received the opinion of Robert W. Baird & Co. Incorporated to the effect that, as of the date of such opinion and subject to the various assumptions and qualifications set forth therein, the consideration to be received in the Merger by holders of Company Shares

(other than Parent and its Affiliates and Dissenting Stockholders) pursuant to this Agreement is fair, from a financial point of view, to such holders (the “Fairness Opinion”). As of the date of this Agreement, the Fairness Opinion has not been withdrawn or revoked or otherwise modified in any material respect.

3.20 Intellectual Property.

(a) Section 3.20(a) of the Company Disclosure Letter contains a complete and accurate list of all (i) registered or patented Intellectual Property owned by the Company and its Subsidiaries and (ii) pending applications for registrations and patent applications for Intellectual Property filed by or on behalf of the Company and its Subsidiaries. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries own, or possess sufficient and legally enforceable licenses or other rights to use, any and all Intellectual Property necessary for the conduct of the business and operations of the Company and its Subsidiaries as currently conducted. No Intellectual Property owned by the Company or its Subsidiaries is jointly owned by any other Person.

(b) Except as set forth in Section 3.20(b) of the Company Disclosure Letter, to the Knowledge of the Company, (i) the conduct of the business of the Company and its Subsidiaries does not infringe, conflict with or otherwise violate any Intellectual Property of any Person, and (ii) none of the Company or any of its Subsidiaries has received written notice or has Knowledge of any such infringement, conflict or other violation, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(c) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, all current or former employees, contractors and consultants of the Company or its Subsidiaries have executed and delivered to the Company or such Subsidiary, as the case may be, a valid and enforceable agreement providing for (i) the transfer and assignment by such employee, consultant and contractor to the Company or such Subsidiary, as the case may be, of all right, title, and interest in and to any Intellectual Property arising out of such employee’s, consultant’s, or contractor’s employment by, engagement by or contract with the Company or its Subsidiary, (ii) the non-disclosure by such current or former employee, consultant, or contractor of trade secrets and other confidential and proprietary information of the Company or such Subsidiary, and (iii) the payment by the Company or such Subsidiary, as the case may be, to such current or former employee, consultant, or contractor as required by applicable Laws.

(d) The Company and its Subsidiaries have used commercially reasonable efforts to maintain and protect the Intellectual Property owned or used by the Company and its Subsidiaries, including (i) protecting the confidentiality of trade secrets and other confidential and proprietary information, (ii) establishing and maintaining appropriate physical, electronic and other security policies, programs and procedures, and (iii) entering into appropriate confidentiality agreements with all Persons (other than any current or former employees, contractors and consultants of the Company or its Subsidiaries) who obtain access to any trade secrets and other confidential and proprietary information. To the Knowledge of the Company, no material trade secrets or other confidential or proprietary information owned or used by the Company or its Subsidiaries has been subject to any unauthorized use, access or disclosure or misappropriation, except as would not be material to the Company and its Subsidiaries.

3.21 Compliance with the U.S. Foreign Corrupt Practices Act and Other Applicable Anti-Corruption and Anti-Money Laundering Laws. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, since June 30, 2011, (a) the Company and its Subsidiaries have complied with the U.S. Foreign Practices Act of 1977, as amended, and other anti-corruption laws in any applicable jurisdiction, (b) neither the Company, any Subsidiaries, nor, to the Knowledge of the Company, any agent or other Person or entity acting on the Company’s behalf, directly or indirectly, (i) has unlawfully provided or promised any contribution, gift, entertainment, other expenses, or anything else of value to any Governmental Entity, political party or candidate for government office, nor unlawfully provided or promised anything of value to any other person while knowing that such thing of value would or will be offered, given, or promised, directly or indirectly, to any Governmental Entity, political party or candidate for government office, for the purpose of unlawfully: (A) (i) influencing any act or decision of such Governmental Entity, party or candidate in his or her official capacity, (ii) inducing such Governmental Entity, party or candidate to do or omit to do any act in violation of their lawful duty, or (iii) securing any improper advantage; or (B) inducing such Governmental Entity, party or candidate to use his or her influence with his or her government or instrumentality to affect or influence any act or decision of such government or instrumentality, in order to assist Company or any Subsidiary in obtaining or retaining business for or with, or directing business to, any person; or (ii) has unlawfully offered or provided to any person any bribe, rebate, payoff, influence payment, kickback, payment, or anything of value of any nature, and (c) the Company, its Subsidiaries, and, to the Knowledge of the Company, their agents acting on the Company’s behalf have not made any payment, transfer of funds, or otherwise used corporate funds in a manner that violates applicable anti-money laundering laws, as amended, including the U.S. Bank Secrecy Act and Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001.

3.22 Affiliate and Related Party Transactions. Section 3.22 of the Company Disclosure Letter contains a complete and correct list, as of the date of this Agreement, of all transactions since December 31, 2010 between the Company or any of its Subsidiaries, on the one hand, and any Company Related Party, on the other hand, that provide for payments to or from the Company in an amount greater than $120,000, other than (a) transactions between the Company and its Subsidiaries, (b) compensation paid to any Company Related Party in the ordinary course of business consistent with past practices (including equity awards), (c) transactions that do not involve continuing liabilities or obligations of the Company or its Subsidiaries and (d) Contracts and transactions described in the Company Reports. As of the date of this Agreement, no person covered by Item 404 of Regulation S-K has entered into any transactions since December 31, 2010 with the Company or any of its Subsidiaries that were required to be disclosed by Item 404 of Regulation S-K but were not so disclosed in the Company Reports.

3.23 No Other Representation or Warranties. Except for the representations and warranties contained in this Article III, none of the Company, its Subsidiaries, or any other Person on behalf of the Company makes any other express or implied representation or warranty in connection with this Agreement or the transactions contemplated by this Agreement; provided that the foregoing shall not relieve any Person of liability for fraud.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Each of Parent and Merger Sub hereby represents and warrants to the Company that, except as otherwise set forth in the disclosure letter (the “Parent Disclosure Letter”) delivered by Parent to the Company concurrently with the execution of this Agreement:

4.1 Corporate Organization.

(a) Each of Parent and Merger Sub has been duly incorporated and is validly existing as a corporation in good standing under the Laws of its respective jurisdiction of organization, with all requisite corporate power and authority to own its properties and conduct its business as currently conducted, and, except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, is duly qualified as a foreign corporation for the transaction of business and is in good standing under the Laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification.

(b) Neither Parent nor Merger Sub is in breach or violation of any of its articles of incorporation, bylaws or other Organizational Documents.

4.2 Authority; No Violation.

(a) Each of Parent and Merger Sub has all requisite corporate power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby, including, without limitation, the Merger, and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement by Parent and Merger Sub and the consummation of the transactions contemplated hereby, including, without limitation, the Merger, have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub. No vote of the stockholders of Parent or the holders of any other securities of Parent (equity or otherwise) is required by any applicable Law, the articles of incorporation or bylaws or other Organizational Documents of Parent in order for Parent to consummate the transactions contemplated hereby.

(b) Neither the execution, delivery and performance by Parent or Merger Sub of this Agreement nor the consummation by Parent or Merger Sub of the transactions contemplated hereby will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or result in the loss of any benefit or creation of any right on the part of any third party under, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of Parent or any of its Subsidiaries under any of the terms, conditions or provisions of (A) its certificate or articles of incorporation, bylaws, other governing instrument or comparable Organizational Documents of Parent or any of its Subsidiaries, as applicable or (B) any Contract to which Parent or any of its Subsidiaries is a party or by which Parent or any of its Subsidiaries may be bound, or to which Parent or any of its Subsidiaries or any of the properties, assets, or rights of Parent or any of its Subsidiaries may be subject, except, in the case of clause (B), for such violations, conflicts and breaches that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect or (ii) subject to compliance with the statutes and regulations referred to in Section 4.3 hereof, violate any Law applicable to Parent or any of its Subsidiaries or any of their respective properties or assets, except for such violations, conflicts and breaches that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

(c) The execution, delivery and performance of this Agreement by each of Parent and Merger Sub and the consummation of the Merger have been duly authorized by all requisite corporate action, if any, on the part of each of Parent and Merger Sub and no other corporate proceedings on the part of Parent or any Subsidiary of the Parent are necessary to authorize the approval, execution or performance of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of Parent and Merger Sub, and assuming due authorization, execution and delivery by the Company, constitutes legal, valid and binding obligations of each of Parent and Merger Sub, enforceable in accordance with its terms, except to the extent that the enforcement thereof may be limited by or subject to the Bankruptcy Exceptions.

4.3 Consents and Approvals. Other than (a) filings in connection or in compliance with the HSR Act or under any other antitrust, competition or merger notification, trade regulation Law, (b) compliance with the applicable requirements of the securities Laws, including the filing of the Proxy Statement, (c) the filing of the Summary Articles of Merger with the Secretary of State of the State of Missouri pursuant to the MGBCL and the filing and recordation of other appropriate documents for the Merger and the other transactions contemplated by this Agreement with the relevant authorities of the other jurisdictions in which the Company is qualified to do business, (d) any consents, authorizations, approvals, filings or exemptions in connection with compliance with the rules and regulations of any applicable SRO (including the rules of the NASDAQ), or that are required under applicable Laws, (e) as set forth in Section 4.3 of the Parent Disclosure Letter and (f) such other consents, approvals, authorizations, registrations, declarations, filings and notices the failure of which to be obtained or made would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, no notice to, filing with, exemption or review by, or authorization, permit, consent, waiver or approval of, any Governmental Entity or any other Person (nor expiration nor termination of any statutory waiting periods) is necessary in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, including, without limitation, the Merger. As of the date of this Agreement, Parent knows of no reason why all regulatory approvals from any Governmental Entity required for the consummation of the transactions contemplated by this Agreement should not be obtained on a timely basis.

4.4 Proceedings. As of the date of this Agreement, there is no pending, or to the Parent’s Knowledge, threatened action, claim, suit or proceeding by or before any Governmental Entity against Parent seeking to prohibit the execution, delivery or performance of this Agreement or any of the transactions contemplated hereby. There is no pending, or to the Parent’s Knowledge, threatened action, claim, suit, proceeding or investigation against Parent or any of its Subsidiaries or to which any property, assets or rights of Parent or any of its Subsidiaries is subject, nor is Parent or any of its Subsidiaries subject to any Order, in each case, except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

4.5 Compliance with Laws; Permits. Parent and each of its Subsidiaries has complied in all material respects and is not in default or violation in any material respect of, and none of them is, to the Knowledge of Parent, under investigation with respect to or has been threatened to be charged with or given notice of any material violation of, any applicable Law or applicable stock exchange requirement, except for any noncompliance, defaults or violations that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

4.6 Ownership of Company Common Stock. Neither Parent, Merger Sub nor any of their respective Affiliates owns any Company Shares.

4.7 Certain Arrangements. Except as set forth on Section 4.7 of the Parent Disclosure Letter, as of the date hereof, there are no Contracts, undertakings, commitments, agreements or obligations, whether written or oral, between Parent, Merger Sub or any of their respective Affiliates, on the one hand, and any member of the management of the Company or any of its Subsidiaries or the Company Board or any holder of Company Shares, on the other hand, (a) relating in any way to the Company, Company Common Stock, the transactions contemplated by this Agreement, or to the operations of the Company after the Effective Time or (b) that would be reasonably likely to prevent, restrict, impede or affect adversely the ability of the Company or any of the Company’s directors or stockholders to entertain, negotiate or participate in any Acquisition Proposal made before or following the Requisite Stockholder Vote in accordance with Section 6.5.

4.8 Capitalization and Operations of Merger Sub. The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, $0.01 par value per share. All of the outstanding shares of capital stock of Merger Sub have been validly issued, are fully paid and nonassessable, and are owned directly by, and at the Effective Time will be owned directly by, Parent, free and clear of all Liens. Merger Sub has outstanding no option, warrant, right or any other agreement pursuant to which any Person other than Parent may acquire any equity security of Merger Sub. Merger Sub has been formed solely for the purpose of engaging in the transactions contemplated hereby and, prior to the Effective Time, Merger Sub will not have engaged in any other business activities that will have incurred any liabilities or obligations other than as contemplated by this Agreement.

4.9 Finders’ Fees. Except for CIT Capital Securities LLC, there is, and there has been, no investment banker, broker, financial advisor, finder or other intermediary retained by or authorized to act on behalf of Parent or any of Parent’s Subsidiaries or any of their respective officers, directors or employees and neither Parent, Merger Sub, nor any of their respective Affiliates have incurred any liability for any financial advisory fees, brokerage fees, commissions or finders’ fees payable by the Company in connection with this Agreement or the transactions contemplated hereby, including, without limitation, the Merger.

4.10 Parent and Merger Sub Information; Required Parent and Merger Sub Filings. None of the information to be supplied by or on behalf of Parent or any of its Subsidiaries for inclusion or incorporation by reference in (i) the Proxy Statement will, at the time the Proxy Statement is filed with the SEC, at the date the Proxy Statement is first mailed to the Company’s stockholders and at any time between the time the Proxy Statement is mailed to the stockholders of the Company and the time of the Company Stockholder Meeting (in each case after giving effect to any amendments or supplements to the Proxy Statement and any modifying or superseding statements filed, distributed or disseminated prior to such time), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) any other document filed with any other regulatory agency in connection herewith will, at the time such document is filed, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; except that no representation or warranty is made by Parent or Merger Sub with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of the Company specifically for inclusion or incorporation by reference in the Proxy Statement.

4.11 Solvency. Assuming (i) satisfaction of the conditions set forth in Section 7.1 and Section 7.2, (ii) the accuracy of the representations and warranties of the Company set forth in Article 3 hereof, and (iii) that the Company is not Insolvent (as defined below) prior to the Effective Time, immediately after the Effective Time and after giving effect to any change in the Surviving Corporation’s assets and liabilities as a result of the Merger, the Surviving Corporation will not (i) be insolvent (either because its financial condition is such that the sum of its debts is greater than the fair value of its assets or because the fair saleable value of its assets is less than the amount required to pay its probable liability on existing debts as they mature), (ii) have unreasonably small capital with which to engage in its business or (iii) have incurred liabilities beyond its ability to pay as they become due. For purposes hereof, the Company will be deemed to be “Insolvent” if any of the conditions described in clause (i), (ii) or (iii) above are applicable to the Company on or prior to the Effective Time.

4.12 Financing.

(a) Parent has provided the Company with true, correct and complete copies of (i) the fully executed commitment letters, dated as of the date hereof (the “Debt Commitment Letters”), among Madison Capital Funding LLC, Golub Capital LLC, Ares Capital Corporation, Maranon Capital, L.P., Audax Mezzanine Fund III, L.P. and CFIG Polished Co-Invest SPV, LLC (each, a “Commitment Party” and, together with such Commitment Party’s Affiliates, successors and assigns, the “Financing Parties”), and Parent regarding the amounts set forth therein for the purposes of financing the Merger and the other transactions contemplated by this Agreement and related fees and expenses (the “Debt Financing”) and (ii) the fully executed equity commitment letters, dated as of the date hereof (the “Equity Commitment Letters” and, together with the Debt Commitment Letters, the “Commitment Letters”), among the investors, the Guarantor, Parent and Merger Sub, regarding the proposed cash investments set forth therein (the “Equity Financing” and together with the Debt Financing, the “Financing”).

(b) The Commitment Letters are in full force and effect and are the legal, valid and binding obligations of the Guarantor, Parent and Merger Sub and, to the Knowledge of Parent, of the other parties thereto, in accordance with the terms and conditions thereof, except that such enforceability may be limited by the Bankruptcy Exceptions. None of the Commitment Letters has been amended or modified prior to the date of this Agreement, and, as of the date hereof, the respective commitments contained in the Commitment Letters have not been withdrawn, terminated or rescinded in any respect. There are no conditions precedent or other conditions, side agreements or other arrangements or understandings relating to the funding of the Financing or the terms thereof, other than the terms thereof set forth in the Commitment Letters. No event has occurred or circumstance exists which would result in any breach or violation of or constitute a default (or an event or circumstance which with notice or lapse of time or both would become a default) by Parent or Merger Sub under the Commitment Letters. Neither Parent nor Merger Sub has any reason to believe that any of the conditions to the Commitment Letters will not be satisfied or that the Commitment Letters will not be available to Parent and Merger Sub on the Closing Date. Parent has fully paid any and all commitment and other fees that have been incurred and are due and payable on or prior to the date hereof in connection with the Commitment Letters, if any, and has otherwise satisfied all of the other terms and conditions required to be satisfied pursuant to the terms of the Commitment Letters on or prior to the date hereof, and Parent will pay, or cause to be paid, when due all other commitment fees arising under the Commitment Letters as and when they become payable. Parent and Merger Sub acknowledge that Parent’s or Merger Sub’s ability to obtain any financing prior to consummating the Merger is not a condition to Parent’s and Merger Sub’s obligation to consummate the Merger.

(c) Neither Parent, Merger Sub nor any of their Affiliates has (i) retained any financial advisor on a basis exclusive to Parent and/or Merger Sub and/or any such Affiliate or (ii) entered into an exclusivity, lock-up or other similar agreement, arrangement or understanding with any bank or investment bank or other potential provider of debt financing or, other than the Persons who are party to the Equity Commitment Letter, equity financing that would prevent or hinder such provider from providing or seeking to provide such debt financing to any third party in connection with a transaction relating to the Company or its Subsidiaries, in the case of clauses (i) and (ii), in connection with the Merger or the other transactions contemplated by this Agreement. Neither Parent, Merger Sub nor any of their Affiliates has caused or induced any Person to take any action that, if taken by Parent and/or Merger Sub, would be a breach of, or would cause to be untrue, any of the representations in this Section 4.12(c).

4.13 Guarantee. Concurrently with the execution of this Agreement, the Guarantor has delivered to the Company the duly executed Guarantee. The Guarantee is in full force and effect, has been duly executed and delivered by the Guarantor, and constitutes a legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms, except to the extent that the enforcement thereof may be limited by or subject to the Bankruptcy Exceptions. The execution, delivery and performance by the Guarantor party to the Guarantee do not and will not violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or result in the loss of any benefit or creation of any right on the part of any third party under, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Guarantor under any of the terms, conditions or provisions of (a) the Organizational Documents of the Guarantor, (b) any applicable Law or Order binding on the Guarantor or its assets or (c) any Contract to which the Guarantor is a party. The Guarantor has the financial capacity to pay and perform its obligations under the Guarantee, and all funds necessary for the Guarantor to fulfill its obligation under the Guarantee will be available to the Guarantor for so long as the Guarantee remains in effect. No event has occurred, which, with or without notice, lapse of time or both, would constitute a default on the part of the Guarantor under the Guarantee.

4.14 Interest in Competitors. Neither Parent, Merger Sub, the Guarantor nor any of their respective associates (as defined under the HSR Act) own any interest in any Person that derives revenues from products, services or lines of business within the products, services or lines of business of the Company or any of its Subsidiaries that would reasonably be expected to have an adverse effect on the ability of Parent or Merger Sub to consummate the Merger or any of the other transactions contemplated by this Agreement.

4.15 No Other Representation or Warranties. Except for the representations and warranties contained in this Article IV, neither Parent, Merger Sub, nor any other Person on behalf of Parent or Merger Sub makes any other express or implied representation or warranty in connection with this Agreement or the transactions contemplated by this Agreement. Parent acknowledges that it and its Representatives have received access to such books and records, facilities, equipment, contracts and other assets of the Company and its Subsidiaries that Parent and its Representatives have desired or requested to review, and that Parent and its Representatives have had full opportunity to meet with the management of the Company and to discuss the business and assets of the Company and its Subsidiaries. Parent acknowledges that neither the Company, any of its Subsidiaries nor any other Person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the Company and its Subsidiaries furnished or made available to Parent and its Representatives except as expressly set forth in Article III (which includes the Company Disclosure Letter), and neither the Company, any of its Subsidiaries nor any other Person shall be subject to any liability or any indemnification or other obligation to Parent or any other Person resulting from the Company’s making available to Parent or Parent’s use of such information, or any information, documents or material made available to Parent in the due diligence materials provided to Parent, including in any virtual or actual “data room,” management presentations (formal or informal) or in any other form in connection with the transactions contemplated by this Agreement. Without limiting the foregoing, neither the Company, any of its Subsidiaries nor any other Person makes any representation or warranty to Parent with respect to any financial projection or forecast relating to the Company and its Subsidiaries. Notwithstanding the foregoing, nothing in this Section 4.15 shall relieve any Person of liability for fraud or in any way modify, limit or prevent Parent or Merger Sub from relying on the representations and warranties of the Company set forth in Article III.

ARTICLE V

COVENANTS RELATING TO CONDUCT OF BUSINESS

5.1 Conduct of Businesses Prior to the Effective Time. Except for matters set forth in Section 5.1 of the Company Disclosure Letter, or as specifically provided in this Agreement, as required by applicable Law or as subsequently consented to in writing by Parent (which consent shall not be unreasonably withheld, conditioned or delayed), from the date of this Agreement until the earlier of the termination of this Agreement or the

Effective Time, the Company shall, and shall cause each of its Subsidiaries to, conduct their respective businesses, in the ordinary and usual course consistent with past practice, and, to the extent consistent therewith, shall use its commercially reasonable efforts to (a) preserve intact its and its respective Subsidiaries’ present business organization and capital structure; (b) maintain in effect all material permits that are required for it or its Subsidiaries to carry on their respective businesses; and (c) maintain in all material respects the current relationships with customers, suppliers and other Persons with which it or its Subsidiaries have significant business relationships, including, without limitation, paying its respective obligations, including capital expenditures and other accounts payable, in the ordinary course of business consistent with past practice.

5.2 Company Restrictions. Without limiting the generality of Section 5.1 hereof, and except for matters set forth in Section 5.1 of the Company Disclosure Letter, or as required by applicable Law or as contemplated by or specifically provided in this Agreement, without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), from the date of this Agreement until the earlier of the termination of this Agreement or the Effective Time, the Company shall not, and shall not permit its Subsidiaries to:

(a) adopt any change in an Organizational Document of the Company or any of its Subsidiaries (whether by merger, consolidation or otherwise);

(b) merge or consolidate the Company or any of its Subsidiaries with any Person or otherwise alter through liquidation, reorganization, reclassification, recapitalization, restructuring or in any other fashion the corporate or capital structure or ownership of the Company or any of its Subsidiaries (other than the Merger);

(c) sell, lease, license, transfer or otherwise dispose of an amount of assets or securities, including by merger, consolidation, asset sale or other business combination (including by formation of a material Company joint venture) that is material, individually or in the aggregate, to the Company and its Subsidiaries taken as a whole, other than (i) such transactions solely among the Company and/or its wholly-owned Subsidiaries, (ii) sales or other dispositions of products or services provided by the Company or any of its Subsidiaries in the ordinary course of business consistent with past practice, (iii) sales of obsolete assets in the ordinary course of business consistent with past practice, (iv) leases, subleases and licenses of real property and voluntary terminations or surrenders of real property leases, subleases and licenses, in each case, in the ordinary course of business consistent with past practice, (v) sales, leases or other dispositions of assets not included in clauses (i) through (iv) above with a fair market value not in excess of $375,000 in the aggregate or (vi) pursuant to existing agreements in effect prior to the execution of this Agreement and listed on Section 5.2(c) of the Company Disclosure Letter;

(d)(i) make, declare, pay or set aside for payment any dividend on or in respect of, or declare or make any distribution on any shares of its stock (other than dividends from its wholly-owned Subsidiaries to it or another of its wholly-owned Subsidiaries) or (ii) directly or indirectly adjust, split, combine, redeem, reclassify, purchase or otherwise acquire, any shares of the Company’s stock (other than repurchases of Company Shares in the ordinary course of business to satisfy obligations under existing dividend reinvestment or employee benefit plans or pursuant to the existing terms of the Company Stock Plan or any Company Options);

(e)(i) make any acquisition, by purchase or other acquisition of stock or other equity interests, by merger, consolidation or other business combination (including by formation of a material Company joint venture) or (ii) make any property transfers or purchases of any property or assets from any Person (other than acquisitions of inventory and other assets in the ordinary course of business consistent with past practice), in each case, other than (A) such transactions solely among the Company and/or wholly-owned Subsidiaries of the Company, (B) such transactions with a value less than $500,000 in the aggregate or (C) as permitted under Section 5.2(h);

(f) other than in connection with repayments with respect to existing credit facilities, overnight borrowings and letters of credit in the ordinary course of business consistent with past practice, redeem, repurchase, prepay, defease, cancel, incur or otherwise acquire, or modify in any material respect the terms of, indebtedness for borrowed money or enter into or amend any existing capital lease, conditional sale, swap, derivative or hedging or similar agreement, or assume, guarantee or endorse or otherwise become responsible for, whether directly, contingently or otherwise, the obligations of any Person, other than the incurrence, assumption or guarantee of indebtedness (i) among the Company and/or any of its wholly-owned Subsidiaries, (ii) under the Credit Agreement, (iii) in the ordinary course of business consistent with past practice or (iv) indebtedness not included in clauses (i) through (iii) above less than $500,000 in the aggregate;

(g) make any loans, advances or capital contributions to, or investments in, any other Person in excess of $500,000 in the aggregate for all such loans, advances, contributions and investments, except (i) for transactions solely among the Company and/or wholly owned Subsidiaries of the Company, (ii) as required by existing Contracts set forth in Section 5.2(g) of the Company Disclosure Letter or any Material Contract or (iii) in the ordinary course of business consistent with past practice;

(h) authorize any capital expenditures, other than (i) during any calendar quarter, expenditures in an amount up to 115% of capital expenditures provided for the applicable calendar quarter in the Company’s budgets for fiscal year 2012 or 2013, as applicable (copies of which have been made available to Parent) or (ii) expenditures in connection with the repair or replacement of assets destroyed or damaged due to casualty or accident (whether or not covered by insurance);

(i) mortgage or pledge any of its material assets, tangible or intangible, or create, assume or suffer to exist any Lien thereupon (other than Permitted Liens), other than in the ordinary course of business or in connection with any financing activities not prohibited by Section 5.2(f) hereof;

(j) other than in the ordinary course of business consistent with past practice, enter into any Contract that would have been a Material Contract had it been entered into prior to the date of this Agreement or amend or modify in any material respect or terminate any Material Contract;

(k) except as provided in clauses (i)-(iv) below or for transactions among the Company and its wholly-owned Subsidiaries or among the Company’s wholly-owned Subsidiaries, issue, grant, sell, transfer, pledge, dispose of or encumber, or authorize the issuance, grant, sale, transfer, pledge, disposition or encumbrance of, any shares of its capital stock or other ownership interest in the Company or any Subsidiaries or any securities convertible into or exchangeable for, any such shares or ownership interest, or any rights, warrants or options to acquire, or with respect to, any such shares of capital stock, ownership interest or convertible or exchangeable securities, or take any action to cause to be exercisable any otherwise unexercisable option under any existing stock option plan (except as otherwise provided by the terms of this Agreement or the express terms of any unexercisable options outstanding on the date hereof), other than (i) issuances of Company Restricted Shares and grants of Company Options in the ordinary course of business as set forth in Section 5.2(k) of the Company Disclosure Letter, which shall be consistent with past practices pursuant to offer letters or other agreements outstanding as of the date hereof, (ii) issuances of Company Shares in respect of any exercise of Company Options and settlement of any other stock-based awards outstanding on the date hereof as set forth in Section 3.2 of the Company Disclosure Letter, or as may be granted after the date hereof pursuant to clause (i), (iii) the sale of Company Shares pursuant to the exercise of Company Options, if necessary, to effectuate an optionee direction upon exercise or for withholding of Taxes, or (iv) the acquisition of Company Shares from a holder of a Company Option, Company Restricted Shares or any other stock-based award in satisfaction of Tax withholding obligations or in payment of the exercise price;

(l) except as required by the terms of Company Benefit Plans or the Company Foreign Plans in effect prior to the date of this Agreement, pursuant to Section 6.6, or as otherwise required by applicable Law, (i) increase the compensation (including salary and bonus), severance or other benefits payable or provided to the Company’s directors or officers, employees, consultants or independent contractors, whether past or present other than increases in the ordinary course of business consistent with past practice, (ii) enter into any employment, consulting, change of control, severance or retention agreement or similar Contract with any employee, officer, director or consultant of the Company (except (A) for employment agreements entered into in the ordinary course of business consistent with past practice and terminable on less than 30 days’ notice without penalty or cost to the Company or any Subsidiary, (B) for severance agreements entered into with employees in the ordinary course of business in connection with terminations of employment or (C) in connection with new hires in the ordinary course of business who have an annual base salary of less than $150,000), (iii) hire any new employee, unless such hiring is in the ordinary course of business consistent with past practice and is with respect to employees having an annual base salary not to exceed $150,000 in the aggregate, or (iv) establish, adopt, enter into or amend any collective bargaining agreement, plan, trust, fund, policy or arrangement for the benefit of any current or former directors, officers or employees of the Company or any of its Subsidiaries or any of their beneficiaries, other than administrative amendments of Company Benefit Plans or Company Foreign Plans, the costs of which are immaterial to the Company;

(m)(i) make or change any material Tax election; (ii) adopt or change any material method of Tax accounting; (iii) settle or compromise any material Tax liability for an amount materially in excess of the amount reserved with respect thereto in the most recent financial statements of the Company (or the notes thereto); (iv) file any amended Tax Return, enter into any closing agreement, surrender any right to claim a refund of Taxes, fail to pay any Tax as such Tax becomes due and payable, consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment; or (v) file any Tax Return other than in a manner consistent with practice except as required by change in applicable Law;

(n) make any change in financial accounting methods, principles or practices materially affecting the reported consolidated assets, liabilities or results of operations of the Company, except insofar as may be required by a change in GAAP or Law;

(o) enter into or commit to enter into any lease involving payments by the Company of more than $500,000 annually;

(p) terminate, cancel or materially modify, or enter into any material new, line of business;

(q) settle, compromise or otherwise resolve any disputed claim or disputed liability, any material litigation, arbitration or other legal proceeding or any other material controversy, in each case other than in an amount involving not more than $200,000 individually or $500,000 in the aggregate;

(r) waive, relinquish, release, grant, transfer or assign any right with a value of more than $200,000 in any individual case or $500,000 in the aggregate or, subject to the terms hereof, fail to enforce, or consent to any material matter with respect to which its consent is required under, any material confidentiality, standstill or similar agreement to which the Company is a party as of the date of this Agreement;

(s) other than in the ordinary course of business, (i) abandon, permit to lapse or otherwise encumber or dispose of any material Intellectual Property owned or used by the Company or any of its Subsidiaries, or (ii) fail to use commercially reasonable efforts to maintain or protect in full force and effect any material Intellectual Property owned or used by the Company or any of its Subsidiaries (including protecting the confidentiality of trade secrets and other confidential and proprietary information);

(t) sell, assign, transfer, grant a license, option or other right or interest to any material Intellectual Property owned or used by the Company or any of its Subsidiaries (except for (A) the grant of non-exclusive licenses to Intellectual Property (other than trade secrets) to the Company’s customers, distributors or sales representatives in the ordinary course of business) and (B) the renewal of existing Contracts in the ordinary course of business;

(u) adopt a plan or agreement of, or resolutions providing for or authorizing, complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization, in each case with respect to the Company, other than in connection with a Change of Recommendation;

(v) communicate with employees of the Company regarding the compensation, benefits or other treatment that they will receive in connection with the Merger, unless any such communications are consistent with prior directives or documentation provided to the Company by Parent (in which case, the Company shall provide Parent with prior notice of and the opportunity to review and comment upon any such communications);

(w) terminate the employment of any officer or key employee of the Company other than for good reason or for reasonable cause; or

(x) authorize or agree to do any of the foregoing.

5.3 No Control of Other Party’s Business. Nothing contained in this Agreement is intended to give Parent, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Effective Time, and nothing contained in this Agreement is intended to give the Company, directly or indirectly, the right to control or direct Parent’s or its Subsidiaries’ operations. Prior to the Effective Time, each of Parent and the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.

ARTICLE VI

ADDITIONAL AGREEMENTS

6.1 Regulatory Matters.

(a) Subject to the terms and conditions set forth in this Agreement, including Section 6.1(c) and Section 6.5, each of the parties hereto agrees to cooperate and consult with the other and use its reasonable best efforts to take, or cause to be taken, all actions, to file, or cause to be filed, all documents and to do, or cause to be done, and to help the other party to do, or cause to be done, all things reasonably necessary, proper or advisable on its part under this Agreement and applicable Laws to cause the conditions to Closing set forth in Article VII to be satisfied as promptly as practicable and to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including (i) preparing and filing as promptly as practicable all documentation (and the Proxy Statement), effecting all necessary applications, notices, petitions, filings and other documents, and obtaining all necessary permits, consents, waivers, clearances, approvals, authorizations, permits, Orders, consents of, or any exemptions by, all Governmental Entities, (ii) seeking all necessary or advisable consents of third parties to the transactions contemplated by this Agreement and (iii) using reasonable best efforts to cause the satisfaction, but not waiver, of the conditions to Closing of the other party or parties set forth in Article VII. In particular, each of Parent and the Company will use its reasonable best efforts to obtain, and will use its reasonable best efforts to help the other obtain, as promptly as practicable, all approvals, authorizations, consents, clearances, exemptions, expirations or terminations of waiting periods required from all necessary Governmental Entities for the transactions contemplated by this Agreement, including, but not limited to, filings and notifications with respect to, and expiration or termination of any applicable waiting period under, the HSR Act and any other applicable competition or merger control Laws. In furtherance and not in limitation of the foregoing, each party hereto agrees (A) to make or cause to be made an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated by this Agreement as promptly as practicable (and in any event within ten (10) Business Days) after the date hereof, and to request and use reasonable best efforts to obtain early termination of the waiting period under the HSR Act and (B) to supply as promptly as reasonably practicable any additional information and documentary material that may be requested by any Governmental Entity pursuant to the HSR Act. Neither Parent, Merger Sub nor the Company shall agree or commit to delay or not to close any of the transactions contemplated by this Agreement without the express written consent of the other parties.

(b) Without limiting the generality of Section 6.1(a), each of the parties shall cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry and shall promptly (i) furnish to the other such necessary information and reasonable assistance as the other parties may request in connection with the foregoing, (ii) subject to applicable legal limitations and the instructions of any Governmental Entity, keep each other apprised of the status of matters relating to the completion of the transactions contemplated by this Agreement, including promptly informing the other of any communication received by the Company or Parent from any Governmental Entity regarding any of the transactions contemplated by this Agreement and of any communication received or given in connection with any legal, administrative, arbitral or other proceeding by a private party or any investigation, proceeding or other action by the NASDAQ or such other stock exchange on which the Company Common Stock is then listed or quoted, in each case regarding the transactions contemplated by this Agreement and (iii) provide counsel for the other parties with copies of all filings made by such party, and all correspondence between such party (and its advisors) with any Governmental Entity, or with the NASDAQ (or such other stock exchange on which the Company Common Stock is then listed or quoted), and any other information supplied by such party and such party’s Subsidiaries to a Governmental Entity, or to the NASDAQ (or such other stock exchange on which the Company Common Stock is then listed or quoted), or received from such a Governmental Entity, or from the NASDAQ (or such other stock exchange on which the Company Common Stock is then listed or quoted), in connection with the transactions contemplated by this Agreement; provided, however, that materials may be redacted (A) to remove references concerning valuation of the Company and (B) as necessary to comply with contractual arrangements. Each party hereto shall, subject to applicable Law, permit counsel for the other parties reasonable opportunity to review in advance, and consider in good faith the views of the other parties in connection with, any proposed written communication to any Governmental Entity, or to the NASDAQ (or such other stock exchange on which the Company Common Stock is then listed or quoted), in connection with the transactions contemplated by this Agreement. The parties agree not to participate, or to permit their Subsidiaries to participate, in any meeting or discussion, either in person or by telephone, with any Governmental Entity, or with the NASDAQ (or such other stock exchange on which the Company Common Stock is then listed or quoted), in connection with the transactions contemplated by this Agreement unless it consults with the other parties in advance and, to the extent not prohibited by such Governmental Entity, or the NASDAQ (or such other stock exchange on which the Company Common Stock is then listed or quoted), gives the other parties the opportunity to attend and participate.

(c) Notwithstanding anything to the contrary in the rest of this Section 6.1, Parent and Merger Sub shall take any and all steps necessary to avoid or eliminate each and every impediment under any antitrust, competition, or trade regulation or other Law that may be asserted by any Governmental Entity or private party with respect to this Agreement so as to make effective as promptly as practicable the transactions contemplated by this Agreement and to avoid any suit or proceeding, which would otherwise have the effect of preventing or delaying the Closing beyond the End Date. The steps involved in the preceding sentence shall include, without limitation, (i) defending through Litigation on the merits, including appeals, any claim asserted in any court or other proceeding by any party; (ii) proposing, negotiating, committing to and effecting, by consent decree, hold separate order or otherwise, the sale, divestiture or disposition of such assets or businesses of Parent (including its Subsidiaries and Affiliates) or the Company, including entering into customary ancillary agreements relating to any such sale, divestiture or disposition of such assets or businesses; (iii) agreeing to any limitation on the conduct of Parent (including its Subsidiaries and Affiliates) or the Company; or (iv) agreeing to take any other action as may be required by a Governmental Entity in order (A) to obtain all necessary approvals, authorizations, consents, clearances, exemptions, or expirations or terminations of waiting periods as soon as reasonably possible, and in any event before the End Date, (B) to avoid the entry of, or to have vacated, lifted, dissolved, reversed or overturned any Order, whether temporary, preliminary or permanent, that is in effect in any Litigation and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement, or (C) to effect the expiration or termination of any waiting period, which would otherwise have the effect of preventing or delaying the Closing beyond the End Date. Parent shall not, and shall cause each of its Subsidiaries and Affiliates not to, take any action which is intended to or which would reasonably be expected to affect adversely the ability of any of the parties hereto to obtain (or cause delay in obtaining) any necessary approvals, authorizations, consents, clearances, exemptions, or expirations or terminations of waiting periods by any Governmental Entity required for consummation of the transactions contemplated by this Agreement, to perform its covenants and agreements under this Agreement, or to consummate the transactions contemplated by this Agreement. Parent and the Company shall not, and shall not permit any of their Subsidiaries or Affiliates to, acquire or agree to acquire by merger or consolidation, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets that would delay or make materially more difficult the obtaining of any approvals, authorizations, consents, clearances, exemptions, or expirations or terminations of waiting periods required for consummation of the transactions contemplated by this Agreement.

(d) Notwithstanding anything to the contrary in this Section 6.1, neither the Company nor any of its Representatives shall be prohibited under this Section 6.1 from taking any action permitted by Section 6.5.

(e) For purposes of this Section 6.1, the term Parent shall include the Guarantor. Parent shall cause the Guarantor to comply with this Section 6.1 as if the Guarantor was a party to this Agreement.

6.2 Access to Information.

(a) Subject to applicable Law, from the date hereof until the Closing Date or the termination of this Agreement, the Company hereby agrees that it shall ensure that, upon reasonable notice, the Company and its Subsidiaries (i) will afford to Parent and its Representatives such reasonable access during normal business hours to its books, records, properties, personnel (but not including directors who are not employees of the Company), accountants and other professionals retained by the Company and to such other information as Parent may reasonably request (including for purposes of determining withholding obligations under Section 2.2(h)); and (ii) will furnish Parent such financial and operating data and other information with respect to the business and properties of the Company as the Company prepares and compiles for members of the Company Board in the ordinary course and as Parent may from time to time reasonably request. All requests for access and information shall be coordinated through senior corporate officers of the Company. The foregoing notwithstanding, the Company shall not be required to afford such access if it would unreasonably disrupt the operations of the Company or any of its Subsidiaries, would in the reasonable judgment of the Company cause a violation of any agreement to which the Company or any of its Subsidiaries is a party, would in the reasonable judgment of the Company cause a risk of a loss of privilege or trade secret protection to the Company or any of its Subsidiaries (provided that the Company and Parent shall cooperate in good faith to design and implement alternative procedures to enable Parent to evaluate any such documents or other information without causing a waiver or loss of privilege) or would in the reasonable judgment of the Company constitute a violation of any applicable Law or contravene any applicable antitrust principles, nor shall Parent or any of its representatives be permitted to perform any on-site procedure (including any on-site environmental procedure) with respect to any property of the Company or any of its Subsidiaries without the prior written consent of the Company. The Company shall furnish, to the extent prepared by the Company in the ordinary course of business, for the period beginning after the date of this Agreement and ending at the Effective Time, as soon as practicable after the end of each month, a copy of the monthly internally prepared financial statements of the Company.

(b) Parent agrees that it will not, and will cause its Representatives not to, use any information obtained from the Company or its Representatives in connection with the transactions contemplated by this Agreement for any competitive purpose or other purpose unrelated to the consummation of such transaction in accordance with the Confidentiality Agreement, dated May 25, 2012, by and between the Company and Linden Manager II L.P. (the “Confidentiality Agreement”). Parent will treat as strictly confidential all information provided to it by or on behalf of the Company in connection with the matters contemplated hereby in accordance with the Confidentiality Agreement.

6.3 Company Stockholder Meeting; Approval.

(a) As promptly as practicable after the date of this Agreement (but in no event later than the later of (i) ten (10) Business Days following the date of this Agreement and (ii) three (3) Business Days after Parent and Merger Sub shall have provided to the Company all of the information regarding Parent and Merger Sub reasonably requested by the Company for inclusion in the Proxy Statement), the Company shall prepare and file with the SEC the Proxy Statement in connection with the Merger, and the parties will file, if necessary, any other statement or schedule relating to this Agreement and the transactions contemplated hereby. Each of Parent and Merger Sub shall promptly furnish in writing to the Company all information concerning Parent and Merger Sub that is required by applicable Law to be included in the Proxy Statement so as to enable the Company to comply with its obligations under this Section 6.3. Each of Parent, Merger Sub and the Company shall cooperate in good faith to determine the information regarding Parent and Merger Sub that is necessary to include in the Proxy Statement in order to satisfy applicable Law. Each of the Company, Parent and Merger Sub shall promptly correct any information provided by it or any of its directors, officers, employees, Affiliates, agents or other representatives for use in the Proxy

Statement if and to the extent that such information shall have become false or misleading in any material respect. The Company shall take all steps reasonably necessary to cause, as promptly as practicable, the Proxy Statement, as so corrected, to be filed with the SEC and mailed to the Company’s stockholders as and to the extent required by applicable Law. Except as otherwise provided in Section 6.5 or to the extent that the Company Board determines in good faith (after consultation with outside legal counsel to the Company) that to do so would reasonably be expected to be inconsistent with the fiduciary duties of the Company Board under applicable Law, the Proxy Statement shall include the Recommendation. Unless the Company Board shall have effected a Change of Recommendation in accordance with Section 6.5, the Company shall provide Parent, Merger Sub and their counsel a reasonable opportunity to review and comment on the Proxy Statement prior to the filing thereof with the SEC, and the Company shall give reasonable and good faith consideration to any comments made by Parent, Merger Sub and their counsel (it being understood that Parent, Merger Sub and their counsel shall provide any comments thereon as promptly as reasonably practicable). Unless the Company Board shall have effected a Change of Recommendation in accordance with Section 6.5, the Company shall provide in writing to Parent, Merger Sub and their counsel any and all comments or other communications, whether written or oral, that the Company or its counsel may receive from the SEC or its staff with respect to the Proxy Statement promptly after such receipt, and unless the Company Board shall have effected a Change of Recommendation in accordance with Section 6.5, the Company shall provide Parent, Merger Sub and their counsel a reasonable opportunity to participate in the formulation of any response to any such comments of the SEC or its staff (including a reasonable opportunity to review and comment on any such response, to which the Company shall give reasonable and good faith consideration to any comments made by Parent, Merger Sub and their counsel) and to participate in any discussions with the SEC or its staff regarding any such comments. Unless the Company Board shall have effected a Change of Recommendation in accordance with Section 6.5, if at any time prior to receipt of the Requisite Stockholder Vote there shall occur any event that should be set forth in an amendment or supplement to the Proxy Statement, the Company shall promptly notify Parent, Merger Sub and their counsel of such event and the Company shall provide Parent, Merger Sub and their counsel a reasonable opportunity to review and comment on any amendment or supplement to the Proxy Statement prior to the filing thereof with the SEC or the mailing thereof to the Company’s stockholders, and the Company shall give reasonable and good faith consideration to any comments made by Parent, Merger Sub and their counsel (it being understood that Parent, Merger Sub and their counsel shall provide any comments thereon as soon promptly as reasonably practicable). As promptly as practicable after the later of the Proxy Statement Clearance Date or the Solicitation Period End-Date, the Company shall mail to the Company’s stockholders the Proxy Statement and all other proxy materials required to be mailed therewith. The “Proxy Statement Clearance Date” shall mean the date on which the staff of the SEC has, orally or in writing, confirmed to the Company or its counsel that it has no further comments on the Proxy Statement (or, if the staff of the SEC has not informed the Company that it intends to review the Proxy Statement, the first date following the tenth calendar day following the filing of the preliminary Proxy Statement).

(b) As promptly as practicable following the later of the Proxy Statement Clearance Date or the Solicitation Period End-Date (or at any earlier time selected by the Company in its discretion), the Company shall establish a record date (the “Record Date”) for, duly call and give notice of a special meeting of its stockholders (the “Company Stockholder Meeting”) for the purpose of seeking the Requisite Stockholder Vote, regardless of whether the Company Board shall have effected a Change of Recommendation, unless this Agreement is validly terminated pursuant to and in accordance with Article VIII. The Company Stockholder Meeting shall be held promptly (and in no event later than forty (40) days) following the later of the Proxy Statement Clearance Date or the Solicitation Period End-Date. The Company shall, through the Company Board, make the Recommendation; provided that the Company Board may withdraw or modify the Recommendation to the extent permitted under Section 6.5. Unless the Company Board shall have made a Change of Recommendation in accordance with Section 6.5, (i) the Company shall use all reasonable lawful efforts to solicit from the Company’s stockholders proxies in favor of the approval of this Agreement and shall take all other reasonable lawful action necessary or advisable to secure the Requisite Stockholder Vote, and (ii) without limiting the foregoing, the Company shall retain a proxy solicitation firm reasonably acceptable to Parent for the purpose of soliciting from the Company’s stockholders proxies in favor of the approval of this Agreement. Once the Company Stockholder Meeting shall have been called and noticed, the Company shall not postpone or adjourn the Company Stockholder Meeting without the consent of Parent, which shall not be unreasonably withheld, conditioned or delayed (except that the Company may postpone or adjourn the Company Stockholder Meeting without such consent (A) for the absence of a quorum, (B) to allow reasonable additional time to solicit additional votes to secure the Requisite Stockholder Vote, (C) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Company believes in good faith, after consultation with outside legal counsel, is necessary under applicable Law and for such supplemental or amended disclosure to be disseminated to and reviewed by the Company’s stockholders prior to the Company Stockholder Meeting or (D) if the Company Board shall have determined in good faith, after consultation with outside legal counsel, that a failure to so postpone, adjourn or otherwise delay the Company Stockholder Meeting would reasonably be expected to be inconsistent with the fiduciary duties of the Company Board under applicable Law). After the Company has established the Record Date, the Company shall not change such Record Date or establish a different record date for the Company Stockholder Meeting without the prior written consent of Parent, unless required to do so by applicable Law.

(c) Parent, Merger Sub and their respective Affiliates shall vote or cause to be voted all Company Shares beneficially owned by them in favor of approval of this Agreement and the Merger at the Company Stockholder Meeting.

6.4 Stock Exchange De-listing. Prior to the Closing Date, the Company shall cooperate with Parent and use reasonable efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of NASDAQ to enable the delisting by the Surviving Corporation of the Company Shares from NASDAQ and the deregistration of the Company Shares under the Exchange Act as promptly as practicable after the Effective Time, and in any event no more than ten (10) days after the Closing Date.

6.5 Solicitation.

(a) Notwithstanding any other provision of this Agreement to the contrary, during the period beginning on the date of this Agreement and continuing until the Solicitation Period End-Date, the Company and its Representatives shall have the right, directly or indirectly, to (i) solicit, initiate, facilitate or encourage any inquiries regarding, or the making of any proposal or offer that constitutes, an Acquisition Proposal, including by way of providing access to the officers, employees, agents, properties, books and records of the Company and its Subsidiaries and access to non-public information pursuant to one (1) or more Acceptable Confidentiality Agreements (but only pursuant to Acceptable Confidentiality Agreements); provided that the Company shall promptly (and in any event within forty-eight (48) hours) provide or make available to Parent any material non-public information concerning the Company or any of its Subsidiaries that is provided or made available to any Person and that was not previously provided or made available to Parent; and (ii) continue, enter into and maintain discussions or negotiations with respect to Acquisition Proposals or other proposals that could lead to Acquisition Proposals, or otherwise cooperate with or assist or participate in, or facilitate any such discussions or negotiations. For purposes of this Agreement, “Solicitation Period End-Date” means 11:59 p.m. (CST) on the date that is forty (40) days after the date of this Agreement. Parent shall not, and shall cause each of Merger Sub and each of their respective Affiliates not to, actively interfere with or prevent the participation of any Person, including any officer or director of the Company or any of its Subsidiaries and any bank, investment bank or other potential provider of debt or equity financing, in negotiations and discussions permitted by this Section 6.5.

(b) Except as expressly permitted by Section 6.5(c), (i) the Company shall, and shall cause its Subsidiaries to, and shall use its reasonable best efforts to cause its Representatives to, on the Solicitation Period End-Date, immediately cease any existing solicitations, discussions or negotiations with any Persons (other than any Excluded Party) that may be ongoing with respect to any Acquisition Proposals or any proposal reasonably likely to result in an Acquisition Proposal (and the Company shall request that all copies of all non-public information it or its Subsidiaries or their respective Representatives have distributed or made available since the date hereof to Persons (other than any Excluded Party) in connection with their consideration of any Acquisition Proposal (other than with respect to Parent and its Affiliates), be promptly destroyed or returned to the Company (subject to the exceptions set forth in any applicable confidentiality agreement)) and cause any physical or virtual data room to no longer be accessible to or by any Person, other than Parent and its Affiliates and any Excluded Party, and (ii) from the Solicitation Period End-Date until the earlier to occur of the Effective Time or the termination of this Agreement pursuant to Article VIII, the Company and its Subsidiaries shall not, and the Company shall use its reasonable best efforts to cause its Representatives not to, directly or indirectly, (A) initiate, solicit or knowingly encourage, facilitate or assist any inquiries or the making of any proposal or offer that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal, (B) engage in, continue or otherwise participate in any discussions or negotiations regarding any proposal or offer that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal, or provide any non-public information or data to any Person relating to the Company or any of its Subsidiaries, or afford to any Person access to the business, properties, assets or personnel of the Company or any of its Subsidiaries, (C) enter into any other acquisition agreement, merger agreement or similar definitive agreement, letter of intent or agreement in principle with respect thereto or any other agreement relating to an Acquisition Proposal (an “Alternative Acquisition Agreement”), or (D) otherwise knowingly facilitate any effort or attempt to make an Acquisition Proposal, other than, in each case, to request information from the Person making any such proposal or offer for the sole purpose of the Company Board informing itself about the proposal or offer that has been made and the Person that made it or to notify any Person of the Company’s obligations under this Section 6.5. Notwithstanding the foregoing, the Company may continue to take any of the actions described in clauses (A), (B), (C) and (D) above from and after the Solicitation Period End-Date with respect to any Excluded Party. For purposes of this Agreement, “Excluded Party” means any Person, group of Persons or group that includes any Person (so long as such Person and the other members of such group, if any, who were members of such group immediately prior to the Solicitation Period End-Date constitute at least 50% of the equity financing of such group at all times following the Solicitation Period End-Date and prior to the termination of this Agreement) (including, with respect thereto, their Representatives) from whom the Company or any of its Representatives has received prior to the Solicitation Period End-Date a written Acquisition Proposal that the Company Board determines in its good faith judgment prior to the Solicitation Period End-Date, after consultation with its independent financial advisor and outside counsel, is bona fide. Within two (2) Business Days following the Solicitation Period End-Date, the Company shall deliver to Parent a list of all Excluded Parties (excluding their respective Representatives).

(c) From and after the date of this Agreement, the Company shall promptly notify Parent after it or any of its Subsidiaries has received any request for discussions or negotiations, any request for access to the properties or books and records of the Company or any of its Subsidiaries of which the Company or any of its Subsidiaries or any of their respective Representatives is or has become aware, or any request for information relating to the Company or any of its Subsidiaries, in each case, in connection with an Acquisition Proposal or any proposal, inquiry, offer or request relating to or constituting an Acquisition Proposal or a potential Acquisition Proposal or any amendments to the financial or material terms of the foregoing. Such notice to Parent shall indicate the identity of the Person making such proposal or request and the material terms and conditions of such proposal, if any (including but not limited to pricing terms, financial terms, proposed timing, fees, net cash to be assumed, required diligence, and form of proposed transaction). The Company shall keep Parent reasonably informed on a current basis (and in any event within twenty-four (24) hours) of the status of any material developments regarding any such Acquisition Proposal or any change to the financial or other material terms of any such Acquisition Proposal within twenty-four (24) hours after the receipt thereof. Notwithstanding Section 6.5(b) but without limiting the actions permitted by Sections 6.5(a) and 6.5(b) and subject to complying with Section 6.5(b) (including the right to maintain discussions and negotiations with Excluded Parties), if, prior to the time the Requisite Stockholder Vote is obtained, the Company receives a bona fide written Acquisition Proposal from any Person that did not result from a breach of any provision of this Section 6.5 and that the Company Board concludes in good faith, after consultation with its independent financial advisor and outside legal counsel, constitutes a Superior Proposal or would reasonably be expected to result in a Superior Proposal, (i) the Company and its Representatives may provide access and non-public information with regard to the Company and its Subsidiaries in response to a request therefore by such Person if the Company receives from such Person (or has received from such Person) an executed Acceptable Confidentiality Agreement (a copy of which the Company shall promptly (but in any event within twenty-four (24) hours) provide to Parent following execution thereof); provided that the Company shall promptly (and in any event within twenty-four (24) hours) make available to Parent and Merger Sub any material non-public information concerning the Company or its Subsidiaries that is provided to any Person given such access which was not previously made available to Parent or Merger Sub, and (ii) the Company and its Representatives may engage or participate in any discussions or negotiations with such Person, in each case, provided that the Company Board concludes in good faith, after consultation with its outside legal counsel, that failure to take such action described in the foregoing clauses (i) or (ii) would reasonably be expected to be inconsistent with the fiduciary duties of the Company Board under applicable Law.

(d) Except as set forth in this Section 6.5(d), neither the Company Board nor any committee thereof shall withhold, withdraw, qualify, change, amend or modify (or publicly propose or resolve to withhold, withdraw, qualify, change, amend or modify), in any manner adverse to Parent, the Recommendation with respect to the Merger, make any public statement in connection with the Recommendation or in reference to an Acquisition Proposal that is inconsistent with the Recommendation and in any manner adverse to Parent, or fail to include the Recommendation in the Proxy Statement (any of the foregoing, a “Change of Recommendation”), or adopt, approve or recommend (publicly or otherwise), or propose to adopt, approve or recommend (publicly or otherwise) an Acquisition Proposal, or cause or permit the Company to enter into any Alternative Acquisition Agreement, or fail to make or reaffirm the Recommendation within four (4) Business Days following Parent’s written request to do so following receipt of an Acquisition Proposal. Notwithstanding anything to the contrary set forth in this Agreement, prior to the time the Requisite Stockholder Vote is obtained, the Company Board may effect a Change of Recommendation (and, in the case of the following clause (y), terminate this Agreement pursuant to Section 8.1(d)(ii) and enter into an Alternative Acquisition Agreement) if (x) a material event, fact, development or occurrence affecting the business, assets or operations of the Company (but not relating to an Acquisition Proposal) that was neither known nor reasonably foreseeable to the Company Board as of the date of this Agreement becomes known to the Company Board that the Company Board determines in good faith, after consultation with outside legal counsel, that a failure to effect a Change of Recommendation would reasonably be expected to be inconsistent with the fiduciary duties of the Company Board under applicable Law (an “Intervening Event”) or (y) if the Company receives an Acquisition Proposal that is a binding, written offer capable of acceptance that the Company Board concludes in good faith, after consultation with its independent financial advisor and outside counsel, constitutes a Superior Proposal; provided that, in order to effect a Change of Recommendation under either clause (x) or (y) or terminate this Agreement to enter into a definitive agreement with respect to a Superior Proposal:

(i) the Company Board determines in good faith, after consultation with its independent financial advisor and outside counsel, that failure to do so would reasonably be expected to be inconsistent with the fiduciary duties of the Company Board under applicable Law and the Company shall have complied with its obligations under this Section 6.5;

(ii) the Company shall have provided prior written notice to Parent, at least four (4) days in advance of making such Change of Recommendation or such termination (such period, the “Negotiation Period”), advising Parent of the intention to effect a Change of Recommendation or terminate this Agreement pursuant to Section 8.1(d)(ii), which notice shall state the basis for the Change of Recommendation or termination and, in the case of a Superior Proposal, the identity of the party making such Superior Proposal and the material terms thereof and include copies of the final forms of all relevant documents relating to such Superior Proposal;

(iii) during the Negotiation Period, the Company shall have, and shall have caused its Representatives to, negotiate with Parent in good faith with respect to changes to the terms and conditions of this Agreement or the transactions contemplated hereby (or as to other proposals made by Parent); and

(iv) after so negotiating with Parent and Merger Sub during the Negotiation Period, the Company Board shall have considered in good faith any and all changes to this Agreement and the transactions contemplated hereby offered by Parent (or other proposals made by Parent), and shall have concluded, after consultation with its independent financial advisor and outside legal counsel, (A) in the event the Company Board’s determination pursuant to clause (d)(i) above is in response to a Superior Proposal, that such

Superior Proposal would continue to constitute a Superior Proposal even if such changes or other proposals were to be given effect; provided that, if any material amendment or material revision is made to the Acquisition Proposal that the Company Board has determined to be a Superior Proposal, the Company shall be required to deliver a new written notice to Parent with respect to each successive material amendment or material revision and to comply with the requirements of this Section 6.5 (including Section 6.5(e)) with respect to such new written notice, and the Negotiation Period shall recommence (except that the Negotiation Period shall be reduced from four (4) days to two (2) days), or (B) in the event the Company Board’s determination pursuant to clause (d)(i) above is in response to an Intervening Event, that such changes would not obviate the need for a Change of Recommendation in response to such Intervening Event.

(e) Nothing contained in this Section 6.5 shall be deemed to prohibit the Company or the Company Board or any committee thereof from (i) complying with its disclosure obligations under U.S. federal or state Law with regard to an Acquisition Proposal, including taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2 under the Exchange Act, or (ii) complying with its disclosure obligations if, in the good faith judgment of the Company Board, after consultation with outside counsel, failure to disclose would reasonably be expected to be inconsistent with its obligations under applicable Law. For avoidance of doubt, nothing set forth in this Section 6.5 or elsewhere in this Agreement shall prohibit the Company or the Company Board from issuing a “stop, look and listen” statement or other communication pending disclosure of its position, as contemplated by Rule 14e-2 or Rule 14d-9 under the Exchange Act

(f) The Company acknowledges and agrees that any violation of the restrictions set forth in this Section 6.5 by any Representatives of the Company or any of its Subsidiaries or their respective Representatives shall be deemed to be a breach of this Section 6.5 by the Company.

6.6 Employee Matters.

(a) Subject to Section 6.6(d) and to the extent allowed under applicable Law, Parent shall, and shall cause the Company and its Subsidiaries to, honor all Company Benefit Plans and Company Foreign Plans. During the period beginning at the Effective Time and for a period of twelve months following the Effective Time (the “Continuation Period”), Parent shall, and shall cause the Company and its Subsidiaries to, provide to each current employee of the Company and its Subsidiaries and who remains so employed during such period and who is not covered by a written employment agreement (the “Company Employees”) compensation and benefits that are comparable, in the aggregate, to the compensation and benefits provided to such Company Employee immediately before the Effective Time, but excluding from such comparability requirements all equity-based compensation and benefits, change-in-control, retention or similar plans. Parent shall, and shall cause the Company and its Subsidiaries to, provide Company Employees whose employment terminates during the Continuation Period with severance compensation and benefits at least at the levels such Company Employee would have become entitled to under the terms of the Company’s severance plans and policies set forth on Section 6.6(a) of the Company Disclosure Letter.

(b) For purposes of determining eligibility to participate and vesting (other than any equity plan or long-term incentive plans) and, with respect to any paid time off or severance benefits only, for purposes of determining levels of benefits, under the employee benefit plans of Parent and its Subsidiaries providing benefits to any Company Employees after the Effective Time (the “New Plans”), Parent shall or shall cause each Company Employee to be credited with his or her years of service with the Company and its Subsidiaries and their respective predecessors before the Effective Time, to the same extent such credit for such service under any similar Company Benefit Plan or Company Foreign Plan was recognized as of the Effective Time; provided, however, that the foregoing shall not apply to the extent that its application would result in a duplication of benefits with respect to the same period of service. In addition, and without limiting the generality of the foregoing, Parent shall use commercially reasonable efforts to cause (i) each Company Employee to be immediately eligible to participate, without any waiting time, in any and all New Plans to the extent coverage under such New Plan is comparable to a Company Benefit Plan or Company Foreign Plan in which such Company Employee participated immediately before the Effective Time (such plans, collectively, the “Old

Plans”), (ii) in the plan year in which the Effective Time occurs, for purposes of each New Plan providing medical, dental, pharmaceutical and/or vision benefits and/or short- or long-term disability or life insurance benefits to any Company Employee (other than health care flexible spending account benefits, which are addressed in clause (iii) below), all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such employee and his or her covered dependents, unless such conditions would not have been waived under the comparable Old Plans of the Company or its Subsidiaries in which such Company Employee participated immediately prior to the Effective Time, and Parent shall cause any eligible expenses incurred by such Company Employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such Company Employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Company Employee and his or her covered dependents as if such amounts had been paid in accordance with such New Plan and (iii) in the plan year in which the Effective Time occurs, for purposes of each New Plan providing health care flexible spending account benefits or dependent care flexible spending account benefits to any Company Employee, the Company or the Parent to take into account the contributions of such Company Employee and reimbursements received by such Company Employee under the Old Plan for the plan year in which the employee’s participation in the New Plan commences for purposes of determining the reimbursements that may be made to such employee under the New Plan; provided, however, that if the Old Plan and New Plan do not operate on the same plan year, the Company Employee’s participation in each Old Plan providing health care flexible spending account benefits or dependent care flexible spending account benefits shall continue for the remainder of the current plan year in which the Effective Time occurs.

(c) With respect to any Company Employees based outside of the United States, Parent’s obligations under this Section 6.6 shall be modified to the extent required to comply with applicable Laws.

(d) This Section 6.6 shall be binding upon and inure solely to the benefit of each of the parties to this Agreement, and nothing in this Section 6.6, expressed or implied, is intended to confer upon any other Person who is not a party to this Agreement any rights or remedies of any nature whatsoever (including any third party beneficiary rights) under or by reason of this Section 6.6. Nothing contained in this Section 6.6 or any other provision of this Agreement, whether express or implied, is intended to confer upon any Person who is not a party to this Agreement, including any Company Employee or any current or former director or consultant of the Company or any of its Subsidiaries, any right to continued employment, resumed employment or recall, any right to receipt or continued receipt of compensation or benefits, or any other rights of any kind or nature whatsoever. Nothing contained in this Section 6.6 or any other provision of this Agreement, express or implied, shall constitute an establishment of or amendment to or any other modification of, or shall limit the ability of Parent or any of its Affiliates (including, following the Closing, the Company or any Company Subsidiary) from amending of terminating, any benefit or compensation plan, program, agreement, contract or arrangement.

6.7 Indemnification and Directors’ and Officers’ Insurance.

(a) Parent, the Surviving Corporation and Merger Sub agree that all rights to exculpation, indemnification and advancement of expenses now existing in favor of the current or former directors or officers, as the case may be, of the Company or its Subsidiaries as provided in their respective articles of incorporation or bylaws or other Organizational Documents or in any Contract in effect on the date hereof shall survive the Merger and shall continue in full force and effect for a period of six (6) years. For a period of six (6) years from the Effective Time, Parent and the Surviving Corporation shall maintain in effect the exculpation, indemnification and advancement of expenses provisions of the Company’s and any of its Subsidiaries’ articles of incorporation, bylaws or similar Organizational Documents as in effect immediately prior to the Effective Time or in any indemnification Contracts of the Company or its Subsidiaries with any of their respective directors or officers as in effect immediately prior to the Effective Time, and shall not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any individuals who at the Effective Time were current or former directors or officers of the Company or any of its Subsidiaries; provided, however, that all rights to indemnification in respect of any Litigation pending or asserted or any claim made within such period shall continue until the disposition of such Litigation or resolution of such claim. From and after the Effective Time, Parent shall cause the Company and its Subsidiaries to honor, in accordance with their respective terms, each of the covenants contained in this Section 6.7 without limit as to time.

(b) From and after the Effective Time, each of Parent and the Surviving Corporation shall, to the fullest extent permitted under applicable Law, indemnify and hold harmless (and advance funds in respect of each of the foregoing) each current and former director or officer of the Company or any of its Subsidiaries (each, together with such person’s heirs, executors or administrators, an “Indemnified Party”) against any costs, fees or expenses (including advancing reasonable attorneys’ fees and expenses in advance of the final disposition of any claim, suit, proceeding or investigation to each Indemnified Party to the fullest extent permitted by Law), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement incurred in connection with any actual or threatened Litigation, arising out of, relating to or in connection with any action or omission occurring or alleged to have occurred whether before or after the Effective Time (including matters, acts or omissions in connection with (i) the approval of this Agreement and the consummation of the Merger and the other transactions contemplated by this Agreement or (ii) such persons serving as an officer, director or other fiduciary in any entity or Company Benefit Plan if such service was at the request or for the benefit of the Company or any of its Subsidiaries), whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company would have been permitted under Missouri Law and its Articles of Incorporation, Bylaws and any applicable Contracts in effect on the date hereof to indemnify such Person (and Parent or the Surviving Corporation shall also advance expenses as incurred to the fullest extent permitted under applicable Law and required by any applicable Contracts; provided that, to the extent required by applicable Law, the Person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification by a court of competent jurisdiction) and provided, further, that any determination required to be made with respect to whether an officer’s or director’s conduct complies with the standards set forth under Missouri Law and the Company’s Articles of Incorporation, Bylaws and any applicable Contracts shall be made by independent counsel selected jointly by the Surviving Corporation and the Indemnified Parties.

(c) Any Indemnified Party wishing to claim indemnification under Section 6.7(b), upon learning of any such claim, action, suit, proceeding or investigation, shall promptly notify Parent thereof, but the failure to so notify shall not relieve Parent or the Surviving Corporation of any liability it may have to such Indemnified Party except to the extent such failure materially prejudices the indemnifying party. In the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time), (i) Parent or the Surviving Corporation shall have the right to assume the defense thereof and Parent and the Surviving Corporation shall not be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that if Parent or the Surviving Corporation elects not to assume such defense or counsel for the Indemnified Parties advises that there are issues which raise conflicts of interest between Parent or the Surviving Corporation and the Indemnified Parties, the Indemnified Parties may retain counsel satisfactory to them, and Parent or the Surviving Corporation shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received; provided, however, that Parent and the Surviving Corporation shall be obligated pursuant to this Section 6.7(c) to pay for only one counsel for all Indemnified Parties in any jurisdiction unless the use of one counsel for such Indemnified Parties would present such counsel with a conflict of interest; provided, that the fewest number of counsels necessary to avoid conflicts of interest shall be used, (ii) the Indemnified Parties will reasonably cooperate in the defense of any such matter, and (iii) Parent and the Surviving Corporation shall not be liable for any settlement effected without their prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed). Neither Parent nor the Surviving Corporation shall settle, compromise or consent to the entry of any judgment in any proceeding or threatened action, suit, proceeding, investigation or claim (and in which indemnification could be sought by any Indemnified Party under this Section 6.7), unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such action, suit, proceeding, investigation or claim or such Indemnified Party otherwise consents in writing. Notwithstanding anything herein to the contrary, if any claim, action, suit, proceeding or investigation (whether arising before, at or after the

Effective Time) is made against any Indemnified Party on or prior to the sixth anniversary of the Effective Time, then the provisions of this Section 6.7 shall continue in effect until the final disposition of such claim, action, suit, proceeding or investigation.

(d) Prior to the Effective Time, the Company shall purchase a six-year, prepaid “tail” policy on the Company’s directors’ and officers’ liability insurance policies in effect on the date of this Agreement in respect of actions or omissions occurring prior to the Effective Time; provided that in no event shall the cost of such tail policy exceed 300% of the current annual premiums paid by the Company for such insurance; and provided, further, that if the cost of such insurance exceeds 300% of the current annual premiums paid by the Company for such insurance, the Company shall obtain a policy with the greatest coverage available for a cost not exceeding 300% of the current annual premiums paid by the Company for such insurance. The Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) maintain such “tail” policy in full force and effect and continue to honor their respective obligations thereunder for so long as such “tail” policy shall be maintained in full force and effect.

(e) Parent shall pay all expenses, including reasonable attorneys’ fees, that may be incurred by any Indemnified Party in enforcing the indemnity and other obligations provided in this Section 6.7.

(f) The rights of each Indemnified Party hereunder shall be in addition to, and not in limitation of, any other rights such Indemnified Party may have under the articles of incorporation or bylaws or other Organizational Documents of the Company or any of its Subsidiaries or the Surviving Corporation, any other indemnification Contract, the MGBCL or otherwise. The provisions of this Section 6.7 shall survive the consummation of the Merger and expressly are intended to benefit, and are enforceable by, each of the Indemnified Parties. After the Closing, the obligations of the Company and Parent under this Section 6.7 shall not be terminated, amended, repealed, revoked or modified in any manner which will adversely affect any Indemnified Party without the consent of the affected Indemnified Party.

(g) In the event Parent, the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in either such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 6.7.

6.8 Section 16 Matters. Prior to the Effective Time, Parent, Merger Sub and the Company shall each take all commercially reasonable steps as may be necessary or appropriate to cause any disposition of Company Shares or conversion of any derivative securities in respect of such Company Shares in connection with the consummation of the transactions contemplated by this Agreement by each individual who is a director or officer of the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

6.9 Takeover Laws. The parties shall use their respective reasonable best efforts (a) to take all action necessary so that no Takeover Law is or becomes applicable to the Merger or any of the other transactions contemplated by this Agreement and (b) if any such Takeover Law is or becomes applicable to any of the foregoing, to take all action necessary so that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize the effect of such Takeover Law on the Merger and the other transactions contemplated by this Agreement.

6.10 Publicity. On the date hereof, the Company and Parent shall issue a press release substantially in the form of Exhibit D hereto. Unless the Company Board shall have effected a Change of Recommendation in accordance with Section 6.5, Parent and the Company shall consult with each other before issuing any other press release or other public release or written announcement concerning the execution of this Agreement or concerning any of the transactions contemplated by this Agreement, including the Merger, and no other written public release or written announcement concerning such matters shall be issued by any party without the prior written consent of the other party (which consent shall not be unreasonably withheld, conditioned or delayed), except as such release or announcement may be required by Law or the rules or regulations of any securities exchange, in which case the party required to make the release or announcement shall, to the extent reasonably practicable, allow the other party reasonable time to comment on such release or announcement in advance of such issuance.

6.11 Financing; Cooperation.

(a) Each of Parent and Merger Sub shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to arrange and consummate the Financing as soon as reasonably practicable on the terms and conditions described in the Commitment Letters, including using reasonable best efforts to (i) maintain in full force and effect the Commitment Letters, (ii) negotiate and enter into definitive agreements with respect thereto on the terms and conditions contained in the Commitment Letters, (iii) comply with and satisfy all terms, covenants and conditions to funding set forth in the Commitment Letters and any definitive documents related to the Financing such that the Financing will be able to be consummated at or prior to the Effective Time, (iv) enforce its rights under the Commitment Letters and (v) consummate the Financing at or prior to the Effective Time. Neither Parent nor Merger Sub shall terminate any Commitment Letter or reduce the amount of the Financing available thereunder. Parent will furnish true, correct and complete copies of all such material definitive agreements relating the Financing to the Company promptly upon their execution if prior to the Effective Date.

(b) Parent shall keep the Company informed with respect to all material activity concerning the status of the Financing and shall give the Company prompt notice of any material adverse change with respect to such Financing. Without limiting the foregoing, Parent agrees to notify the Company promptly, and in any event within two (2) Business Days, if at any time (i) any of the Commitment Letters shall expire or be terminated for any reason, (ii) any financing source that is a party to any Commitment Letter notifies Parent that such source no longer intends to provide financing to Parent on the terms set forth therein, (iii) any actual or threatened breach, default, termination or repudiation by any party to the Commitment Letters or definitive agreements relating to the Commitment Letter or any material dispute or disagreement between or among the parties to the Commitment Letters or definitive agreements relating to the Commitment Letters with respect to the obligation to fund the Financing or the amount of the Financing to be funded at Closing, or (iv) for any reason Parent or Sub no longer believes in good faith that it will be able to obtain all or any portion of the Financing contemplated by the Commitment Letters on the terms or within the timing described therein. Parent shall not, and shall cause Merger Sub not to, amend, supplement, waive or otherwise modify or replace, or agree to amend, supplement, waive or otherwise modify or replace, the Commitment Letters in any manner prohibited by Section 6.11(c). Upon any such amendment, supplement, waiver or modification or replacement of the Commitment Letters in accordance with Section 6.11(c) and this Section 6.11(b), the term “Commitment Letters,” “Debt Commitment Letters” or “Equity Commitment Letters” shall mean the applicable Commitment Letters as so amended, supplemented or modified or replaced.

(c) Notwithstanding anything in this Agreement to the contrary, after the date of this Agreement but prior to the Effective Time, any Debt Commitment Letter may be amended, supplemented, modified, replaced or any provision thereof waived or superseded by written amendments to or agreements (in each case, whether by amendment, supplement, modification or superseding agreement, the “Alternative Commitment Letters”) replacing the existing Debt Commitment Letter, if and only if any such amendment, supplement, modification, waiver or replacement: (i) does not reduce (and could not have the effect of reducing) the aggregate amount of the Debt Financing to an amount that would cause Parent and Merger Sub to not have sufficient funds to pay the aggregate Merger Consideration and to pay all fees and expenses relating to the consummation of the Merger and the other transactions contemplated hereby on the Effective Date and (ii) does not impose and would not reasonably be expected to impose any new or additional conditions or otherwise expand, amend, or modify any of the conditions to the Debt Financing or that otherwise expands, amends or modifies any provisions in the Debt Commitment Letter or definitive documents relating thereto in a manner that does or would reasonably be expected to (A) delay or prevent or make less likely the funding of the Financing (or satisfaction of the conditions to the Financing) on the date of the Closing or (B) adversely impact the ability of Parent or Merger Sub to enforce its rights against the other parties to the Debt Commitment Letters or definitive documents relating thereto. In such event, (x) the term “Debt Commitment Letter” as used herein shall be deemed to include the Debt Commitment Letters that are not so superseded at the time in question or that are amended, supplemented, modified, superseded or replaced in accordance with this Section 6.11(c) and any Alternative Commitment Letters entered into in accordance with this Section 6.11(c) to the extent then in effect, and (y) the term “Debt Financing” as used herein shall mean the debt financing contemplated by the Commitment Letters as amended, modified or superseded in accordance this Section 6.11(c). Parent shall deliver to the Company a substantially complete, advance copy of any such amendment, supplement, modification, waiver or replacement at least 24 hours prior to execution (provided, that in no event shall such notice be delivered less than one Business Day prior to execution), and promptly deliver to the Company true, correct and complete copies of any such amendment, supplement, modification, waiver or replacement following execution.

(d) If any portion of the Debt Financing becomes unavailable on the terms and conditions or within the timing contemplated in the Debt Commitment Letter or the Debt Commitment Letter shall be terminated or modified for any reason not in accordance with this Agreement (but without waiving any responsibility or liability for breach by Parent or Merger Sub of its obligations under this Agreement), then Parent shall use its reasonable best efforts to arrange to obtain Alternative Commitment Letters from alternative lenders in an amount sufficient to consummate the Merger. The obligations under Sections 6.11(a) and (b) shall apply equally to any such Alternate Commitment Letters (including any new financing commitment). Parent shall keep Company informed on a current basis in reasonable detail of the status of its efforts to arrange such Alternate Commitment Letters and shall, upon request, provide true and complete copies of all documents related to the Alternate Commitment Letters to the Company.

(e) Unless the Company Board shall have effected a Change of Recommendation in accordance with Section 6.5, the Company shall use its commercially reasonable efforts to, and shall cause each of its Subsidiaries to use their commercially reasonable efforts to, and shall use its commercially reasonable efforts to cause its Representatives to use their commercially reasonable efforts to, provide all cooperation that is customary and reasonable in connection with the arrangement of the Debt Financing as may be reasonably requested in writing by Parent (provided that such requested cooperation does not unreasonably interfere with the ongoing operations of the Company and its Subsidiaries or require any non-continuing director, officer or employee of the Company or any of its Subsidiaries to execute any solvency certificate or similar document), including (i) participation in a reasonable number of meetings, due diligence sessions, lender presentations, “road shows” and sessions with ratings agencies, (ii) assisting with the preparation of materials for rating agency presentations, offering documents, private placement memoranda, bank information memoranda, prospectuses and similar documents required in connection with the Debt Financing, (iii) furnishing Parent and its debt financing sources (including the Financing Parties) with such pertinent and customary information regarding the Company and its Subsidiaries, including information required under “know your customer” and anti-money laundering rules and regulations, all presently available financial statements and financial projections and other pertinent financial information required by the Debt Commitment Letter, pro forma financial information, financial data, audit reports and other information of the type required by Regulation S-X or Regulation S-K under the Securities Act and of type and form customarily included in a registration statement on Form S-3 (or any applicable successor form) under the Securities Act, in each case reasonably requested in writing by Parent (other than information for which the Company is dependent on information to be provided by Parent to the Company to prepare such financial statements or projections or other information unless such information is provided to the Company by Parent in a timely and reasonable fashion), (iv) obtaining such consents, approvals and authorizations which shall be reasonably requested by Parent in connection with the Debt Financing and collateral arrangements in connection therewith, and (v) obtaining any intellectual property assignment agreements relating to the Company Owned Intellectual Property, and making all necessary filings with governmental registration agencies to update ownership title in and to effectuate the release of any security interests granted in the Company Owned Intellectual Property, in each case as reasonably requested in writing by Parent; provided, that, in each case, (A) none of the Company or any of its Subsidiaries or its representatives shall be required to pay (or agree to pay) any commitment or other fee, provide any indemnities or incur any liability in connection with the Debt Financing prior to the Effective Time and (B) no personal liability shall be imposed on the officers, directors, employees or agents involved. Parent shall promptly, upon request by the Company, reimburse the Company and its Representatives for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees)

incurred by them in connection with the cooperation of the Company, its Subsidiaries and their respective Representatives contemplated by this Section 6.11. Parent and Merger Sub shall jointly and severally indemnify, defend and hold harmless the Representatives of the Company and its Subsidiaries, subject to Section 6.7, from and against any and all losses, claims, damages, liabilities, fees, expenses, judgments and fines arising in whole or in part out of actions or omissions undertaken pursuant to this Section  6.11.

ARTICLE VII

CONDITIONS PRECEDENT

7.1 Conditions to Each Party’s Obligation to Effect the Merger. The obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the satisfaction or valid waiver (where permissible) at or prior to the Effective Time of each of the following conditions:

(a) Requisite Stockholder Vote. The Requisite Stockholder Vote shall have been obtained.

(b) No Injunctions or Restraints; Illegality. No Law shall have been enacted or promulgated by any Governmental Entity of competent jurisdiction which prohibits or otherwise makes illegal the consummation of the Merger, and no Order shall have been enacted, issued, promulgated, enforced or entered by a court of competent jurisdiction or other Governmental Entity of competent jurisdiction and remain in effect which prohibits or renders illegal the consummation of the Merger; provided, however, that the parties shall have the complied with their obligations under Section 6.1 to cause any such Law or Order to be challenged, overturned, vacated or lifted or ameliorate the effects thereof.

(c) Regulatory Approvals. Any waiting period (and any extension thereof) under the HSR Act shall have expired or been terminated (the “HSR Condition”).

7.2 Conditions to Parent’s and Merger Sub’s Obligations to Effect the Merger. The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction or valid waiver (where permissible) at or prior to the Effective Time of each of the following conditions:

(a) Representations and Warranties of the Company. All of the representations and warranties of the Company in this Agreement other than the representations and warranties set forth in Sections 3.1, 3.2, 3.4(a), 3.4(b) and 3.16 (without giving effect to any references to any Company Material Adverse Effect or materiality qualifications and other qualifications based upon the concept of materiality or similar phrases contained therein) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date), except as has not had and would not reasonably be expected to have, individually or in the aggregate with all other failures to be true or correct, a Company Material Adverse Effect. Each representation and warranty of the Company set forth in Sections 3.1, 3.4(a), 3.4(b) and 3.16 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date. Each representation and warranty of the Company set forth in Section 3.2 shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date, except where the failure to be so true and correct would not result in the payment by Parent or the Surviving Corporation of aggregate Merger Consideration in excess of $500,000 over the aggregate Merger Consideration that would have been payable by Parent or the Surviving Corporation in the absence of such failure to be true and correct.

(b) Performance of Obligations of the Company. The Company shall have performed in all material respects all of its obligations to be performed by it under this Agreement at or prior to the Closing Date.

(c) Absence of Material Adverse Effect. Since the date of this Agreement, there shall have been no condition, circumstance, event, change, occurrence, state of facts or effect that has had or would reasonably be expected to have a Company Material Adverse Effect.

(d) SEC Filings. The Company shall have filed all Company Reports that are required to (i) be filed with the SEC prior to the Effective Time and (ii) include financial statements.

(e) FIRPTA Certificate. The Company shall deliver to Parent an affidavit, under penalties of perjury, stating that the Company is not and has not been a United States real property holding corporation within the meaning of Code §897(c)(2) during the applicable period specified in Code §897(c)(1)(A)(ii).

(f) Officer’s Certificate. The Company shall have furnished Parent with a certificate dated the Closing Date and signed on its behalf by an executive officer to the effect that the conditions set forth in Sections 7.2(a) and 7.2(b) have been satisfied.

7.3 Conditions to the Company’s Obligations to Effect the Merger. The obligations of the Company to consummate the Merger are subject to the satisfaction or valid waiver (where permissible) at or prior to the Effective Time of each of the following conditions:

(a) Representations and Warranties of Parent and Merger Sub. All of the representations and warranties of Parent and Merger Sub in the Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date);

(b) Performance of Obligations of Parent and Merger Sub. Each of Parent and Merger Sub shall have performed in all material respects all of its obligations to be performed by it under this Agreement at or prior to the Closing Date.

(c) Officer’s Certificate. Each of Parent and Merger Sub shall have furnished the Company with a certificate dated the Closing Date and signed on its behalf by an executive officer to the effect that the conditions set forth in Sections 7.3(a) and 7.3(b) have been satisfied.

7.4 Frustration of Conditions. None of the Company, Parent or Merger Sub may rely on the failure of any condition set forth in Section 7.1, Section 7.2 or Section 7.3 to be satisfied if such failure was caused by such party’s failure to act in good faith or use the standard of efforts required from such party to consummate the Merger and the other transactions contemplated by this Agreement, as required by and subject to Articles I and II and Section 6.1.

ARTICLE VIII

TERMINATION AND AMENDMENT

8.1 Termination. This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time by action taken or authorized by the board of directors of the terminating party or parties, whether before or after obtaining the Requisite Stockholder Vote:

(a) by mutual written consent of the Company, on the one hand, and Parent, on the other hand;

(b) by written notice by either the Company, on the one hand, or Parent, on the other hand, if the Effective Time shall not have occurred by 11:59 p.m. CST on March 29, 2013 (the “End Date”); provided, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party that has breached its obligations under this Agreement in any manner that shall have primarily contributed to the occurrence of the event that gave rise to the termination right under this Section 8.1(b);

(c) by written notice by either the Company, on the one hand, or Parent, on the other hand, if any Order permanently enjoining, restraining or otherwise prohibiting the Merger exists and such Order shall have become final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 8.1(c) shall have used the efforts required by Section 6.1 hereof to remove such Order; provided further, that the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available to any party whose breach of any provision of this Agreement results in an Order permanently enjoining, restraining or otherwise prohibiting the Merger;

(d) by the Company by written notice:

(i) prior to the Effective Time, if Parent or Merger Sub breaches or fails to perform any of its representations, warranties, covenants or agreements contained in this Agreement, which breach or failure to perform results in any of the conditions set forth in Section 7.1 or 7.3 not being satisfied and is not curable or, if curable, has not been cured within the earlier of (A) the End Date or (B) twenty (20) Business Days after written notice thereof has been given to Parent or Merger Sub by the Company; provided, however, that the Company is not then in material breach of this Agreement so as to cause any of the conditions set forth in Section 7.1 or Section 7.2 not to be satisfied;

(ii) at any time prior to the Requisite Stockholder Vote is obtained, if the Company Board determines that there is a Superior Proposal; provided that the Company shall have (A) complied with all provisions of Section 6.5 and (B) simultaneously with such termination paid all amounts due to Parent and Merger Sub pursuant to Section 8.2(a)(iii);

(iii) if the Company Stockholder Meeting shall have been held and completed and the Requisite Stockholder Vote shall not have been obtained at such Company Stockholder Meeting or at any adjournment, postponement or recess thereof; provided, however, that the Company may not terminate this Agreement pursuant to this Section 8.1(d)(iii) if the failure to obtain the Requisite Stockholder Vote shall have been primarily caused by the Company’s material breach of its obligations in Section 6.1, Section 6.3(a), Section 6.3(b), Section 6.5 or Section 6.9 which breach is not curable or, if curable, has not been cured within ten (10) Business Days after written notice thereof has been given to the Company by Parent; or

(iv) if (A) all of the conditions set forth in Sections 7.1 and 7.2 have been satisfied (other than conditions that, by their nature, are to be satisfied at the Closing and which were, at the time of termination, capable of being satisfied at such time, or the failure of which to be satisfied, is caused by a breach by Parent or Merger Sub of its representations, warranties, covenants or agreements contained in this Agreement), (B) the Company has notified Parent in writing that the Company is ready, willing and able to consummate the Closing, and (C) Parent and Merger Sub have failed to consummate the Closing on the date the Closing is required to have occurred pursuant to Section 1.2.

(e) by Parent, by written notice, at any time prior to the time the Requisite Stockholder Vote is obtained, if:

(i) the Company breaches or fails to perform any of its representations, warranties, covenants or agreements contained in this Agreement, which breach or failure to perform results in any of the conditions set forth in Section 7.2(a) or 7.2(b) not being satisfied and is not curable or, if curable, has not been cured within the earlier of (A) the End Date or (B) twenty (20) Business Days after written notice thereof has been given to the Company by Parent or Merger Sub; provided, however, that neither Parent nor Merger Sub is then in material breach of this Agreement so as to cause any of the conditions set forth in Section 7.1 or Section 7.3 not to be satisfied;

(ii)(A) the Company Board or any committee thereof shall have effected a Change of Recommendation, or publicly proposed to effect a Change of Recommendation, or approved, endorsed or recommended, or publicly proposed to approve, endorse or recommend, any Acquisition Proposal, (B) any member of the Company Board shall have publicly stated that such member opposes the Merger, (C) any member of the Company Board shall have required the inclusion in the Proxy Statement or any other filing made by the Company with the SEC a statement to the effect that such member opposes the Merger, or (D) the Company shall have breached any of its obligations under Section 6.5 (other than immaterial or inadvertent breaches thereof not intended to result in an Acquisition Proposal); or

(iii) the Company Stockholder Meeting shall have been held and completed and the Requisite Stockholder Vote shall not have been obtained at such Company Stockholder Meeting or at any adjournment, postponement or recess thereof; provided, however, that Parent may not terminate this Agreement pursuant to this Section 8.1(e)(iii) if there has been a breach of Section 6.3(c); provided, further, that Parent may not terminate this Agreement pursuant to this Section 8.1(e)(iii) if the failure to obtain the Requisite Stockholder Vote shall have been primarily caused by Parent’s or Merger Sub’s material breach of its obligations in Section 6.1, Section 6.3(a) or Section 6.9 which breach is not curable or, if curable, has not been cured within ten (10) Business Days after written notice thereof has been given to Parent by the Company.

8.2 Termination Fee.

(a) If this Agreement is terminated:

(i)(A) pursuant to Sections 8.1(d)(iii), 8.1(e)(i) (other than as provided in Section 8.2(a)(iv)), 8.1(e)(ii)(D) or 8.1(e)(iii), (B) any Person shall have delivered to the Company or publicly disclosed an Acquisition Proposal (substituting “66.67%” with respect to shares and “50%” with respect to assets in the definition of Acquisition Proposal, a “Qualifying Acquisition Proposal”), and not withdrawn such Qualifying Acquisition Proposal, prior to the date of the termination of this Agreement pursuant to clause (A) above, and (C) within twelve (12) months of such termination, the Company enters into a definitive agreement with respect to any Qualifying Acquisition Proposal or consummates the transactions contemplated by a Qualifying Acquisition Proposal prior to the termination of this Agreement pursuant to clause (A) above, then the Company shall, on the date such Qualifying Acquisition Proposal is consummated, pay or cause to be paid an amount equal to $10,989,000 (the “Company Termination Fee”) (less any Reimbursable Expenses previously reimbursed under Section 8.4(a)) to Parent by wire transfer of same day funds to one or more accounts designated by Parent;

(ii)(A) pursuant to Section 8.1(b), (B) any Person shall have delivered to the Company or publicly disclosed a Qualifying Acquisition Proposal, and not withdrawn such Qualifying Acquisition Proposal, prior to the date of the termination of this Agreement pursuant to clause (A) above, and (C) within twelve (12) months of such termination, the Company enters into a definitive agreement with respect to any Qualifying Acquisition Proposal or consummates the transactions contemplated by a Qualifying Acquisition Proposal prior to the termination of this Agreement pursuant to clause (A) above, then the Company shall, on the date such Qualifying Acquisition Proposal is consummated, pay or cause to be paid the Company Termination Fee (less any Reimbursable Expenses previously reimbursed under Section 8.4(a)) to Parent by wire transfer of same day funds to one or more accounts designated by Parent;

(iii) by the Company pursuant to Section 8.1(d)(ii), the Company shall pay the Company Termination Fee to Parent on or prior to the date of such termination by wire transfer of same day funds to one (1) or more accounts designated by Parent; provided, that if such termination occurs prior to the Solicitation Period End-Date on account of a Superior Proposal by a Person that is an Excluded Party, then the Company shall pay to Parent an amount equal to $5,494,000 (the “Excluded Party Fee”), instead of the Company Termination Fee, on or prior to the date of such termination by wire transfer of same day funds to one (1) or more accounts designated by Parent;

(iv) by Parent pursuant to Section 8.1(e)(ii)(A), (B) or (C), the Company shall pay the Company Termination Fee (less any Reimbursable Expenses previously reimbursed under Section 8.4(a)) to Parent within two (2) Business Days after the date of such termination by wire transfer of same day funds to one (1) or more accounts designated by Parent; provided, that if such termination occurs prior to the Solicitation Period End-Date on account of a Superior Proposal by a Person that is an Excluded Party, then the Company shall pay to Parent an amount equal to the Excluded Party Fee (less any Reimbursable Expenses previously reimbursed under Section 8.4(a)), instead of the Company Termination Fee, within two (2) Business Days after the date of such termination by wire transfer of same day funds to one (1) or more accounts designated by Parent; or

(v) by the Company pursuant to Sections 8.1(d)(i) or 8.1(d)(iv), then Parent shall promptly, but in no event later than two (2) Business Days, after the date of such termination, pay or cause to be paid to the Company or its designees an amount equal to $18,838,000 (the “Parent Termination Fee”) by wire transfer of same day funds to one (1) or more accounts designated by the Company.

For the avoidance of doubt, in no event shall (x) the Company be required to pay the Excluded Party Fee or Company Termination Fee (A) on more than one (1) occasion or (B) if, at the time this Agreement is terminated, this Agreement could have been terminated by the Company pursuant to Sections 8.1(c) or (d)(i) or (y) Parent be required to pay the Parent Termination Fee (A) on more than one (1) occasion or (B) if, at the time this Agreement is terminated, this Agreement could have been terminated by Parent pursuant to Sections 8.1(c) or (e)(i).

(b) The Company and Parent acknowledge that the agreements contained in this Section 8.2 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the other parties would not enter into this Agreement. Accordingly, if the Company fails to promptly pay the amount due pursuant to Section 8.2(a), and, in order to obtain such payment, Parent or Merger Sub commences a suit that results in a judgment against the Company for the fee set forth in Section 8.2(a) or any portion of such fee, then the Company shall pay to Parent or Merger Sub its costs and expenses (including reasonable attorneys’ fees) in connection with such suit, together with interest on the amount of the fee at the prime rate of Citibank, N.A. in effect on the date such payment was required to be made through the date of payment; provided, however, that if Parent or Merger Sub fails to prevail in any such suit, then Parent shall promptly pay the Company’s costs and expenses (including reasonable attorney’s fees) in connection therewith. Further, if Parent fails to promptly pay the amount due pursuant to Section 8.2(a), and, in order to obtain such payment, the Company commences a suit that results in a judgment against Parent for the fee set forth in Section 8.2(a) or any portion of such fee, then Parent shall pay to the Company its costs and expenses (including reasonable attorneys’ fees) in connection with such suit, together with interest on the amount of the fee at the prime rate of Citibank, N.A. in effect on the date such payment was required to be made through the date of payment; provided, however, that if the Company fails to prevail in any such suit, then the Company shall promptly pay Parent’s costs and expenses (including reasonable attorney’s fees) in connection therewith.

(c) Notwithstanding any of the other terms of this Agreement (except for an order of specific performance as and only to the extent expressly permitted by Section 9.11), Parent’s right to receive payment of the amounts due pursuant to Section 8.2(a) shall be the sole and exclusive remedy of Parent, Merger Sub and their respective Affiliates against the Company or any of its Affiliates or stockholders for failure to consummate the transactions contemplated by this Agreement in connection with any proper termination of this Agreement under Sections 8.1(b), 8.1(d)(ii), 8.1(d)(iii) or 8.1(e) and for any losses suffered under this Agreement in connection therewith and shall constitute liquidated damages and full satisfaction of the Company’s and any of its Affiliate’s or stockholder’s liabilities and obligations under this Agreement as a result thereof.

(d) Notwithstanding any of the other terms of this Agreement (except for an order of specific performance as and only to the extent expressly permitted by Section 9.11), the Company’s right to receive payment of the amounts due pursuant to Section 8.2(a) shall be the sole and exclusive remedy of the Company and its Affiliates against Parent, Merger Sub or any of their respective Affiliates or equityholders for failure to consummate the transactions contemplated by this Agreement in connection with any proper termination of this Agreement under Sections 8.1(b), 8.1(d)(i) or 8.1(d)(iv) and for any losses suffered under this Agreement in connection therewith and shall constitute liquidated damages and full satisfaction of Parent’s, Merger Sub’s and any of their respective Affiliate’s or equityholder’s liabilities and obligations under this Agreement as a result thereof.

8.3 Effect of Termination. If this Agreement is terminated pursuant to Section 8.1 hereof, then this Agreement shall forthwith become null and void, and there shall be no liability or obligation on the part of the Company, Parent, Merger Sub or their respective Subsidiaries or Affiliates, except that the provisions of Sections 6.2(b), 8.2, 8.3, 8.4 and Articles IX and X hereof will survive the termination hereof; provided, however, that nothing herein shall relieve any party hereto from liability for fraud.

8.4 Fees and Expenses.

(a) In the event this Agreement is terminated pursuant to Section 8.1(d)(iii), Section 8.1(e)(i), Section 8.1(e)(ii) or Section 8.1(e)(iii) under circumstances in which the Company Termination Fee or Excluded Party Fee is not then payable pursuant to Section 8.2, if at all, then the Company shall reimburse Parent for all of its Reimbursable Expenses within two (2) Business Days after the date of such termination by wire transfer of same day funds to one (1) or more accounts designated by Parent.

(b) Except as expressly set forth in Section 8.2 or Section 9.11, whether or not the Merger is consummated, all fees and expenses incurred in connection with the Merger, this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses.

ARTICLE IX

GENERAL PROVISIONS

9.1 Survival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and agreements in this Agreement or in any instrument, document or certificate delivered pursuant to this Agreement shall survive the Effective Time, except for those covenants and agreements contained herein and therein which by their terms expressly apply in whole or in part after the Effective Time and then only to such extent. Each of Parent and Merger Sub acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III, (a) neither the Company nor any of its Subsidiaries makes, and has not made, any representations or warranties relating to itself or its businesses or otherwise in connection with the Merger or the other transactions contemplated by this Agreement, (b) no Person has been authorized by the Company or any of its Subsidiaries to make any representation or warranty relating to the Company or any of its Subsidiaries or their respective businesses or otherwise in connection with the Merger or the other transactions contemplated by this Agreement and, if made, such representation or warranty must not be relied upon as having been authorized by the Company or any of its Subsidiaries, and (c) any estimates, projections, predictions, data, financial information, memoranda, presentations or any other materials or information provided or addressed to Parent, Merger Sub or any of their respective Representatives are not and shall not be deemed to be or to include representations or warranties, unless any such materials or information are expressly the subject of any representation or warranty set forth in Article III. Notwithstanding the foregoing, nothing in this Section  9.1 shall relieve any Person of liability for fraud.

9.2 Notices. Except as otherwise provided in this Agreement, all notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and delivered by hand or sent by registered or certified mail, postage prepaid, by facsimile or by overnight courier, as follows:

(a) if to the Company, to it at:

Young Innovations, Inc.

500 North Michigan Avenue, Suite 2204

Chicago, Illinois 60611

Fax: (312) 644-6397

Attention: Alfred E. Brennan

                     Arthur L. Herbst, Jr.

with a copy to (which shall not constitute notice):

McDermott Will & Emery LLP

227 West Monroe Street

Chicago, Illinois 60606

Fax: (312) 984-7700

Attention: John P. Tamisiea

(b) if to Parent, to it at:

c/o Linden LLC

111 South Wacker Drive, Suite 3350

Chicago, Illinois 60606

Fax: 312-506-5601

Attention: Anthony Davis

                     William Drehkoff

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

300 N. LaSalle Drive

Chicago, Illinois 60654

Fax: 312-862-2200

Attention: Ted H. Zook, P.C.

                Gerald T. Nowak, P.C.

                Theodore A. Peto

                Robert A. Wilson

or to such other persons, addresses or facsimile numbers as either party may, from time to time, designate in a written notice given in a like manner. Any notice, request, claim, demand, waiver or other communication under this Agreement given as provided above shall be deemed given to the receiving party (a) upon actual receipt, if delivered personally, (b) three (3) Business Days after deposit in the mail, if sent by registered or certified mail, (c) upon confirmation of successful transmission if sent by facsimile (provided that if given by facsimile, then such notice, request, claim, demand, waiver or other communication shall be followed up within one (1) Business Day by dispatch pursuant to one of the other methods described herein); or (d) on the next Business Day after deposit with an overnight courier, if sent by an overnight courier.

9.3 Headings. The table of contents and headings in this Agreement are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or affect in any way the meaning or interpretation of this Agreement.

9.4 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

9.5 Counterparts. This Agreement may be executed in two (2) or more counterparts (including by facsimile or other electronic means), all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

9.6 Integration. This Agreement, the Company Disclosure Letter, the Parent Disclosure Letter, the Confidentiality Agreement and the schedules, annexes, and exhibits attached to any such documents constitute the entire agreement and understanding between the Company, Parent and Merger Sub with respect to the matters referred to herein and supersede all other prior agreements, understandings, representations or warranties both written and oral, in each case among the parties, with respect to such matters.

9.7 Governing Law. With respect to matters related to the transactions contemplated by the Merger, this Agreement shall be governed and construed in accordance with the Laws of the State of Missouri applicable to contracts made and performed entirely within such state, without regard to any applicable conflicts of Law principles. With respect to all other matters related to this Agreement, this Agreement shall be governed and construed in accordance with the Laws of the State of Delaware applicable to Contracts made and performed entirely within such state, without regard to any applicable conflicts of Law principles.

9.8 No Third-Party Beneficiaries. Except for (a) the right of the Company on behalf of its stockholders to pursue damages in the event of Parent’s or Merger Sub’s breach of any covenant or agreement contained in this Agreement and (b) the provisions of Sections 6.7 and 9.13, Parent and Merger Sub, on the one hand, and the Company, on the other hand, hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other party hereto, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including, without limitation, the right to rely upon the representations and warranties set forth herein. The representations and warranties in this Agreement (a) are the product of negotiations among the parties hereto, (b) are for the sole benefit of the parties hereto, (c) may be intended not as statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate, (d) have been qualified by reference to the Company Disclosure Letter and the Parent Disclosure Letter, each of which contains certain disclosures that are not reflected in the text of this Agreement and (e) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance with Section 9.9 without notice or liability to any other Person. Consequently, Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

9.9 Amendments; Waiver. Subject to the provisions of the applicable Laws, this Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company, Parent and Merger Sub and, in the case of any modification to or amendment of Section 9.13, the Financing Parties, and, in the case of any modification to or amendment of Section 6.7, the affected Indemnified Parties (provided, that, prior to Closing, no consent of the Indemnified Parties shall be required to modify or amend Section 6.7). Subject to the provisions of the applicable Laws, any party may waive in whole or in part any benefit or right provided to it under this Agreement, such waiver being effective only if contained in a writing executed by the waiving party. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon breach thereof shall constitute a waiver of any such breach or of any other covenant, duty, agreement or condition, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

9.10 Assignment. This Agreement shall not be assignable by operation of Law or otherwise; provided, however, that Parent and Merger Sub may (a) assign, by prior written notice to the Company, any of their rights or obligations hereunder to a direct or indirect wholly-owned Subsidiary of Parent, except that all representations and warranties made herein with respect to Parent and Merger Sub as of the date of this Agreement shall be deemed representations and warranties made with respect to such Affiliate as of the date of such designation, (b) collaterally assign this Agreement to any parties providing debt financing pursuant to the terms thereof (including for purposes of creating a security interest herein or otherwise assigning as collateral in respect of such financing) and (c) assign any of their rights or obligations hereunder, in whole or in part, to any Person on or after the Effective Time; provided, further, that any such designation shall not materially impede or delay the consummation of the transactions contemplated by this Agreement or otherwise materially impede the rights of the stockholders of the Company under this Agreement and that no such assignment shall relieve the assigning party of its obligations hereunder if such assignee does not perform such obligations. Any purported assignment in violation of this Agreement is void.

9.11 Remedies; Jurisdiction.

(a) Remedies of Parent and Merger Sub.

(i) Specific Performance. Prior to the valid termination of this Agreement pursuant to Article VIII, Parent and Merger Sub shall be entitled to seek and obtain an injunction, specific performance and other equitable relief to prevent breaches of this Agreement by the Company in the courts described in Section 9.11(e) and to enforce specifically the terms and provisions hereof, including the Company’s obligation to consummate the Merger.

(ii) Company Termination Fee. Parent shall be entitled to payment of the Company Termination Fee if and when payable pursuant to Section 8.2(a) hereof.

(iii) Excluded Party Fee. Parent shall be entitled to payment of the Excluded Party Fee if and when payable pursuant to Section 8.2(a) hereof.

(iv) Reimbursable Expenses. Parent shall be entitled to reimbursement of Reimbursable Expenses if and when payable pursuant to Section 8.4(a) hereof.

(v) Termination. Parent and Merger Sub shall be entitled to terminate this Agreement in accordance with Article VIII hereof.

(vi) Monetary Damages. Other than in the case of fraud, in no event shall Parent, Merger Sub, the Guarantor or any of their respective former, current and future direct or indirect equityholders, controlling persons, stockholders, directors, officers, employees, agents, Affiliates, members, managers, general or limited partners or assignees have the right to seek or obtain money damages from the Company or any Company Related Party under this Agreement (whether at law or in equity, in contract, in tort or otherwise) following termination of this Agreement in accordance with Section 8.1, other than the right of Parent and Merger Sub to payment of the Company Termination Fee, Excluded Party Fee or Reimbursable Expenses, as the case may be, pursuant to Section 8.2(a) hereof.

(b) Remedies of the Company.

(i) Specific Performance. Prior to the valid termination of this Agreement pursuant to Article VIII, the Company shall be entitled to seek and obtain an injunction, specific performance and other equitable relief to prevent breaches of this Agreement by Parent and Merger Sub in the courts described in Section 9.11(e) and to enforce specifically the terms and provisions hereof; provided that, the Company shall be entitled to seek and obtain an injunction, specific performance and other equitable remedies to enforce Parent’s and Merger Sub’s obligations to cause the Equity Financing to be funded and to consummate the Merger only in the event that each of the following conditions has been satisfied: (i) the conditions set forth in Section 7.1 and Section 7.2 (other than conditions that by their nature are to be satisfied at the Closing) have been satisfied on the date the Closing should have been consummated pursuant to the terms of this Agreement but for the failure of the Equity Financing to be funded, (ii) the Debt Financing (including any alternative financing that has been obtained in accordance with, and satisfies the conditions of, Section 6.11) has been funded in accordance with the terms thereof or will be funded in accordance with the terms thereof at the Closing if the Equity Financing is funded at the Closing, and (iii) the Company has confirmed in writing to Parent that if the Equity Financing and Debt Financing are funded, then it would take all such actions that are within its control to cause the Closing to occur. Notwithstanding the foregoing, the Company agrees to cause any action, including any action seeking an injunction, specific performance or other equitable, to be dismissed with prejudice at such time as Parent and Merger Sub consummate the Merger and the other transactions contemplated by this Agreement (but such dismissal shall not be a condition thereto). For the avoidance of doubt, in no event shall the Company be entitled to seek the remedy of specific performance of Parent’s and Merger Sub’s obligations to cause the Equity Financing to be funded or to complete the Merger other than solely under the specific circumstances and as specifically set forth in this Section 9.11(b). The election to pursue an injunction, specific performance or other equitable remedy shall not restrict, impair or otherwise limit the Company from, in the alternative, seeking to terminate this Agreement and collect the Parent Termination Fee under Section 8.2(a); provided that in no event shall the Company be permitted to an injunction, specific performance or other equitable remedy under this Agreement following the payment of the Parent Termination Fee. For the avoidance of doubt, the Company shall be entitled to enforce its rights (by litigation or otherwise) as a third party beneficiary of the Equity Commitment Letter in the event that the conditions in this Section 9.11(b)(i) are satisfied.

(ii) Parent Termination Fee. The Company shall be entitled to the Parent Termination Fee if and when payable pursuant to Section 8.2(a) hereof.

(iii) Termination. The Company shall be entitled to terminate this Agreement in accordance with Article VIII hereof.

(iv) Equity Commitment Letter and Guarantee. Subject to this Section 9.11, the Company shall have the remedies set forth in each of the Equity Commitment Letter and the Guarantee.

(v) Monetary Damages. Other than in the case of fraud, in no event shall the Company or any of its respective former, current and future direct or indirect equity holders, controlling persons, stockholders, directors, officers, employees, agents, Affiliates, members, managers, general or limited partners or assignees have the right to seek or obtain money damages or expense reimbursement (whether at law or in equity, in contract, in tort or otherwise) from Parent or Merger Sub or any of their respective former, current and future direct or indirect equity holders, controlling persons, stockholders, directors, officers, employees, agents, Affiliates, members, managers, general or limited partners or assignees, other than the right of the Company to payment of the Parent Termination Fee pursuant to Section 8.2(a); provided, however, that this Section 9.11(b)(v) shall not limit or restrict the remedies available under the Confidentiality Agreement, the Equity Commitment Letter, the Guarantee and the indemnification and reimbursement obligations of Parent and Merger Sub in this Agreement.

(c) Acknowledgement Regarding Available Remedies. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate the Merger and the other transactions contemplated by this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that (i) the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 9.11(e) without proof of damages or otherwise, (ii) the provisions set forth in Section 8.2 are not intended to and do not adequately compensate for the harm that would result from a breach of this Agreement and shall not be construed to diminish or otherwise impair in any way any party’s right to specific performance and (iii) such rights of specific performance are an integral part of the transactions contemplated by this Agreement and without such rights, neither the Company nor Parent would have entered into this Agreement. Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that the other parties hereto have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or in equity to the extent that the right of specific performance is explicitly applicable under the terms of this Section 9.11. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement (to the extent that the right of specific performance is explicitly applicable under the terms of this Section 9.11) shall not be required to provide any bond or other security in connection with any such order or injunction.

(d) Sole Remedy. The parties hereto acknowledge and agree that the remedies provided for in this Section 9.11 shall be the parties’ sole and exclusive remedies for any breaches of this Agreement or any claims relating to the transactions contemplated hereby. In furtherance of the foregoing, each party hereby waives, to the fullest extent permitted by applicable law, any and all other rights, claims and causes of action, known or unknown, foreseen or unforeseen, which exist or may arise in the future, that such party may have against the other party or any of its directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives arising under or based upon any federal, state or local law (including any securities law, common law or otherwise) for any breach of the representations and warranties or covenants contained in this Agreement.

(e) Jurisdiction. Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns shall be brought and determined exclusively in the United States District Court for the Northern District of Illinois, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the courts of the State of Illinois located in Cook County or another court sitting in the State of Illinois. Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve in accordance with this Section 9.11, (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable Law, any claim that (A) the suit, action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each of the parties hereto irrevocably consents to the service of any summons and complaint and any other process in any other action relating to this Agreement, on behalf of itself or its property, by the personal delivery of copies of such process to such party or by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in this Section 9.11. Nothing in this Section 9.11 shall affect the right of any party hereto to serve legal process in any other manner permitted by Law.

9.12 Interpretation; Construction.

(a) The definitions in Sections 10.1 and 10.2 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” All references herein to sections, paragraphs, subparagraphs, clauses, Exhibits or Schedules shall be deemed references to sections, paragraphs, subparagraphs or clauses of, or Exhibits or Schedules to this Agreement, unless the context requires otherwise. Unless otherwise expressly defined, terms defined in this Agreement have the same meanings when used in any Exhibit or Schedule hereto, including the Company Disclosure Letter and the Parent Disclosure Letter. Unless otherwise expressly specified, the words “this Agreement,” “herein,” “hereof,” “hereto” and “hereunder” and other words of similar import refer to this Agreement as a whole (including the Schedules, Annexes, Exhibits, the Company Disclosure Letter and the Parent Disclosure Letter) and not to any particular provision of this Agreement. The term “or” shall be inclusive and not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” Any Contract, instrument or Law defined or referred to herein or in any Contract or instrument that is referred to herein means such Contract, instrument or Law as from time to time amended, modified or supplemented, including (in the case of Contracts or instruments) by waiver or consent and (in the case of Laws) by succession of comparable successor Laws and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns. The phrase “made available” in this Agreement shall mean that the information referred to has been made available by the party to whom such information is to be made available. All references to dollars or “$” shall be references to United States dollars.

(b) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(c) The fact that any item of information is disclosed in the Company Disclosure Letter to this Agreement shall not be construed to mean that such information is required to be disclosed by this Agreement.

(d) Whenever this Agreement requires a Subsidiary of Parent to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Effective Time, on the part of the Surviving Corporation to cause such Subsidiary to take such action.

9.13 Financing Parties. Notwithstanding anything to the contrary contained in this Agreement, each of the parties hereto: (i) agrees that it will not bring or support any person in any action, suit, proceeding, cause of action, claim, cross-claim or third-party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any of the Financing Parties (which defined term for the purposes of this provision shall include the Financing Parties and their respective affiliates, equityholders, members, partners, officers, directors, employees, agents, advisors and representatives involved in the financing contemplated by the Debt Commitment Letters) in any way relating to this Agreement or any of the transactions contemplated by this Agreement, including, but not limited to, any dispute arising out of or relating in any way to the Debt Commitment Letters or the performance thereof or the Debt Financings contemplated thereby, in any forum other than the federal and New York state courts located in the Borough of Manhattan within the City of New York; (ii) agrees that, except as specifically set forth in the Debt Commitment Letters, all claims or causes of action (whether at law, in equity, in contract, in tort or otherwise) against any of the Financing Parties in any way relating to the Debt Commitment Letters or the performance thereof or the financings contemplated thereby, shall be exclusively governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to principles or rules or conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction; and (iii) hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation (whether in law or in equity, whether in contract or in tort or otherwise) directly or indirectly arising out of or relating in any way to the Debt Commitment Letters or the performance thereof or the financings contemplated thereby. Notwithstanding anything to the contrary contained in this Agreement, (a) the Company and its subsidiaries, affiliates, directors, officers, employees, agents, partners, managers, members or stockholders shall not have any rights or claims against any Financing Party in any way relating to this Agreement or any of the transactions contemplated by this Agreement, or in respect of any, or in respect of any oral representations made or alleged to have been made in connection herewith or therewith, including any dispute arising out of or relating in any way to the Debt Commitment Letter or the performance thereof or the financings contemplated thereby, whether at law or equity, in contract, in tort or otherwise and (b) no Financing Party shall have any liability (whether in contract, in tort or otherwise) to any of the Company or its subsidiaries, affiliates, directors, officers, employees, agents, partners, managers, members or stockholders for any obligations or liabilities of any party hereto under this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby and thereby or in respect of any oral representations made or alleged to have been made in connection herewith or therewith, including any dispute arising out of or relating in any way to the Debt Commitment Letters or the performance thereof or the financings contemplated thereby, whether at law or equity, in contract, in tort or otherwise. Notwithstanding anything to the contrary contained in this Agreement, the Financing Parties are intended third-party beneficiaries of, and shall be entitled to the protections of this provision.

ARTICLE X

DEFINITIONS

10.1 Definitions. For purposes of this Agreement, the following terms have the respective meanings set forth below:

“Acceptable Confidentiality Agreement” means a confidentiality agreement that contains terms that are no less favorable in the aggregate to the Company than those contained in the form attached to Section 10.1 of the Company Disclosure Letter.

“Acquisition Proposal” means any bona fide proposal or offer relating to (a) a merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer (including a self-tender offer), recapitalization (including a leveraged recapitalization or extraordinary dividend), reorganization, share exchange, business combination or similar transaction involving the Company (or any Subsidiary or Subsidiaries of the Company whose business constitutes 20% or more of the net revenues, net income or assets (based on fair market value) of the Company and its Subsidiaries, taken as a whole), (b) the acquisition of 20% or more of the outstanding shares of any class of capital stock of the Company or 20% or more of the voting power represented by the outstanding voting securities of the Company, (c) a tender offer or exchange offer or other transaction which, if consummated, would result in a direct or indirect acquisition of 20% or more of the total voting power of the capital stock of the Company or 20% or more of the voting power represented by the outstanding voting securities of the Company, (d) the acquisition in any manner, directly or indirectly, of 20% or more of the consolidated total assets (based on fair market value) of the Company and its Subsidiaries (or to which 20% or more of the Company’s revenues or earnings on a consolidated basis are attributable) including, for this purpose, the outstanding assets and equity interests of the Subsidiaries of the Company, or (e) any other transaction the consummation of which would reasonably be expected to interfere with or prevent the Merger, and in each case other than the transactions contemplated by this Agreement.

“Articles of Incorporation” means the Company’s articles of incorporation, as amended and restated from time to time.

“Affiliate” means, with respect to any Person, any other Person that controls or is controlled by or is under common control with such Person. For purposes of this Agreement, “control” shall mean, as to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by Contract or otherwise (and the terms “controlled by” and “under common control with” shall have correlative meanings).

“Business Day” means any day other than a Saturday, Sunday or a legal holiday in New York, New York or Chicago, Illinois, or any other day on which commercial banks in New York, New York or Chicago, Illinois are authorized or required by Law or government decree to close.

“Bylaws” means the Company’s bylaws, as amended and restated from time to time.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company Common Stock” means common stock, par value $0.01 per share of the Company.

“Company Material Adverse Effect” means any event, change, development, effect, occurrence, event or condition (an “Effect”) that is, or would reasonably be expected to become, individually or in the aggregate, material and adverse to the business, properties, assets, liabilities, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole, or prevents or materially impairs, materially interferes with, materially impedes or materially delays the ability of the Company to perform its obligations under, or to consummate the transactions contemplated by, this Agreement; provided, however, that in determining whether a Company Material Adverse Effect has occurred, there shall be excluded any Effect to the extent resulting from the following: (a) any Effect generally affecting the businesses or industries in which the Company and its Subsidiaries operate (including general pricing changes), (b) any change in general economic or business conditions, including changes in the financial, securities or credit markets (including changes in interest rates and currency rates), or changes in such conditions in any area in which the Company or its Subsidiaries operate, (c) any change in global or national political conditions, (d) any loss of, or adverse change in, the relationship of the Company with its customers, employees, suppliers, vendors or other Persons with business relations with the Company or its Subsidiaries resulting or arising from or relating to the announcement or pendency of the Transactions, (e) any claims or proceedings, whether commenced or threatened, made by any of the Company’s stockholders resulting or arising from or relating to this Agreement or any of the Transactions, (f) any failure of the Company to meet any estimates, expectations, forecasts or projections, including revenues, earnings or other measures of financial performance, for any period (it being understood that the underlying facts giving rise or contributing to such failure may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into account in determining whether there has been a Company Material Adverse Effect if such facts are not otherwise excluded under this definition), (g) any change in the trading prices or trading volume of the Company Common Stock on the NASDAQ (it being understood that the underlying facts giving rise or contributing to such failure may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into account in determining whether there has been a Company Material Adverse Effect if such facts are not otherwise excluded under this definition), (h) any change in GAAP or other accounting standards or any change in any Laws or interpretations thereof, in each case, after the date of this Agreement, (i) any act of God or any change that is the result of any outbreak or escalation of acts of war, material armed hostilities or other material international or national calamity, acts of terrorism or natural disasters, (j) any fees, expenses or change of control payments incurred in connection with this Agreement and the transactions contemplated by this Agreement that are disclosed in Section 3.11(g) of the Company Disclosure Letter, or (k) any action expressly required or permitted by this Agreement, including actions required to be taken by this Agreement upon the specific request of Parent or Merger Sub, or the failure to take any actions due to the restrictions set forth in this Agreement; except, with respect to clauses (a), (b), (c) or (i), to the extent that the effects of such events have a disproportionate adverse impact on the Company and its Subsidiaries, taken as a whole, relative to other businesses operating in the same industry in which the Company and its Subsidiaries operate.

“Company Related Party” means any of the Company, any of its Subsidiaries or any director or officer of the Company or any Person that, based on a Schedule 13G or Schedule 13D filed with the SEC, beneficially owns 10% or more of the Company Shares as of the date of this Agreement.

“Company Stock Plans” means the Company’s 1997 Stock Option Plan and the Company’s 2006 Long Term Incentive Plan.

“Contract” means any agreement, arrangement, commitment, plan or other instrument or obligation.

“Credit Agreement” means the Credit Agreement dated as of July 22, 2011 among the Company, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, JPMorgan Chase Bank, N.A., as a lender and the letter of credit issuer, and the other lenders thereto, as amended and restated from time to time.

“Environmental Laws” means any Law regulating or relating to pollution, the protection of human health, safety, natural resources or the environment.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Governmental Entity” means any international, national, federal, state, provincial, local or municipal governmental, regulatory, quasi-governmental or administrative authority, agency, commission, court, department, tribunal, arbitral body, judicial body, self regulated entity or similar body, agency or official, including any political subdivision thereof, whether domestic or foreign.

“Hazardous Substances” means any substance, material or waste which is defined or regulated as hazardous, toxic, a pollutant or contaminant, including petroleum, pursuant to Environmental Laws.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Intellectual Property” means all material (a) copyrights, including copyright registrations and copyright applications, (b) trademarks, including trademark registrations and applications for registration, together with the goodwill associated with the use of any of the foregoing, (c) patents and patent applications, (d) service marks, including service mark registrations and applications for registration, (e) trade names, (f) internet domain names, (g) databases, (h) computer programs, including source code, object code, algorithms, structure, display screens, layouts, development tools, instructions, templates and computer software user interfaces, (i) know-how, (j) trade secrets, (k) customer lists, (l) proprietary technology, (m) processes and formulae, (n) marketing materials created by the Company or its Subsidiaries, (o) inventions, (p) trade dress, (q) logos and (r) designs, in each case used by the Company or its Subsidiaries in their respective businesses.

“IRS” means the United States Internal Revenue Service.

“Knowledge” means (a) in the case of the Company, the actual knowledge, after reasonable inquiry of his or her direct reports, of Alfred E. Brennan, Arthur L. Herbst, Jr. and Julia A. Carter and (b) in the case of Parent, the actual knowledge, after reasonable inquiry, of Anthony B. Davis and William D. Drehkoff.

“Law” means applicable federal, state, local or foreign law (statutory, common or otherwise), statute, constitution, treaty, convention, code, ordinance, rule, regulation, writ, judgment, Order, injunction, decree, agency requirement, license or permit of any Governmental Entity applicable to the Company or any of its Subsidiaries or Parent and any of its Subsidiaries, as applicable, or their respective properties or assets, including the Federal Food, Drug and Cosmetic Act, including any applicable elements of the Quality System Regulation and current Good Manufacturing Practices promulgated by the U.S. Food and Drug Administration.

“Liens” means, with respect to any property or asset, any mortgage, lien, pledge, charge, license, security interest, lease, encumbrance or other adverse claim of any kind in respect of such property or asset.

“Litigation” means any action, cause of action, claim, cease and desist letter, demand, suit, arbitration proceeding, citation, summons, subpoena or investigation or proceeding of any nature, civil, criminal, regulatory or otherwise, at law or in equity.

“MGBCL” mean the General and Business Corporation Law of the State of Missouri.

“NASDAQ” means the NASDAQ Stock Market LLC.

“Order” means any order, injunction, judgment, decision, decree, ruling, writ, assessment or other order (whether temporary, preliminary or permanent) issued by any court of competent jurisdiction.

“Organizational Documents” means the articles of incorporation, certificate of incorporation, charter, bylaws, articles of formation, certificate of formation, regulations, operating agreement, certificate of limited partnership, partnership agreement, and all other similar documents, instruments or certificates executed, adopted, or filed in connection with the creation, formation, or organization of a Person, including any amendments thereto.

“Parent Material Adverse Effect” means any Effect that would prevent or materially impede, interfere with, hinder or delay the consummation by Parent or Merger Sub of the Merger or the other transactions contemplated by this Agreement.

“Permitted Liens” means (a) Liens for Taxes or other governmental charges and assessments not yet due and payable or that are being contested in good faith by appropriate proceedings which do not and will not materially interfere with the continued use and operation of the assets to which they relate in the conduct of the business of the Company as currently conducted, (b) Liens of carriers, warehousemen, mechanics, materialmen, workmen, landlords, repairmen and other like Liens arising or incurred in the ordinary course of business for amounts which are not yet due and payable, (c) easements, rights of way, zoning ordinances and other similar encumbrances affecting real property which do not or would not materially impair the use or occupancy of such real property in the operation of the Company’s or its Subsidiary’s business as currently conducted thereon, (d) statutory Liens in favor of lessors arising in connection with any property leased to the Company or any of its Subsidiaries which are not yet due and payable, and (e) Liens that do not materially interfere with the current use by the Company or any of its Subsidiaries of the assets, properties or rights affected thereby and would not reasonably be expected to have or result in a Company Material Adverse Effect or Parent Material Adverse Effect, as applicable.

“Person” means any natural person, firm, corporation, partnership, company, limited liability company, trust, joint venture, association, Governmental Entity or other entity or group (as defined in the Exchange Act).

“Reimbursable Expenses” means all documented out-of-pocket expenses incurred by Parent and any of its Affiliates, as applicable, in connection with this Agreement and the transactions contemplated hereby, in either case, up to a maximum aggregate amount of $1,000,000.

“Release” means any releasing, disposing, discharging, injecting, spilling, leaking, leaching, pumping, dumping, emitting, escaping, emptying, seeping, dispersal, migration, transporting, placing and the like, including without limitation, the moving of any materials through, into or upon, any land, soil, surface water, groundwater or air, or otherwise entering into the indoor or outdoor environment.

“Representatives” means, with respect to any Person, its directors, officers, employees, agents and representatives acting on such Person’s behalf, including any such investment banker, financial advisor, financing source, attorney, accountant or other advisor, agent, representative, intermediary or Affiliate.

“Securities Act” means the Securities Act of 1933, as amended.

“SEC” means the Securities and Exchange Commission.

“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture, limited liability company or other entity of which a majority of the voting securities or other voting interests, or a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or persons performing similar functions with respect to such entity, is, directly or indirectly, owned by such Person and/or one or more subsidiaries thereof.

“Superior Proposal” means a bona fide written Acquisition Proposal that is not solicited or received in violation of Section 6.5 and that the Company Board has concluded in its good faith judgment, after consultation with its independent financial advisor and outside legal counsel, and taking into consideration all relevant factors including, among other things, all of the terms, conditions, impact, and all legal, financial, regulatory and other aspects of such Acquisition Proposal and this Agreement (in each case taking into account any changes to this Agreement or the transactions contemplated hereby (or any other proposals) made or proposed in writing by Parent prior to the time of determination), stockholder litigation, the identity of such third party making the Acquisition Proposal (including whether stockholder approval of the third party is required), breakup fee and expense reimbursement provisions and any proposal by Parent to amend the terms of this Agreement pursuant to Section 6.5(d)(iii), (a) is reasonably likely to be consummated in accordance with its terms and (b) if consummated, would result in a transaction more favorable to the Company’s stockholders from a financial point of view (in their capacity as stockholders) than the transactions contemplated by this Agreement (after taking into account the expected timing and risk and likelihood of consummation); provided that for purposes of the definition of “Superior Proposal,” the references to “20%” in the definition of Acquisition Proposal shall be deemed to be references to “66.67%” with respect to shares and “50%” with respect to assets.

“Tax” (and with corresponding meaning, “Taxes”) means any and all federal, state, local or foreign taxes, imposts, levies or other like assessments, including all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes, customs duties, and other taxes of any kind whatsoever, including any and all interest, penalties, additions to tax or additional amounts imposed by any Governmental Entity in connection or with respect thereto, in all cases whether disputed or not.

“Tax Return” means any and all reports, returns, declarations, disclosures, or statements supplied or required to be supplied to a taxing authority in connection with Taxes, including any schedule, attachment or amendment thereto.

“Voting Debt” means, with respect to a Person, bonds, debentures, notes or other indebtedness having the right to vote on any matters on which the shareholders or other equity holders of such Person may vote.

10.2 Additional Definitions. The following capitalized terms shall have the meanings ascribed thereto in the respective sections of this Agreement set forth opposite each of the capitalized terms below:

Term	Section
Agreement	Preamble
Alternative Acquisition Agreement	6.5(b)
Authorizations	3.9(b)
Bankruptcy Exceptions	3.4(d)
Book-Entry Shares	2.1(d)
Certificate	2.1(d)
Change of Control Obligation	3.11(g)(i)
Change of Recommendation	6.5(d)
Closing	1.2
Closing Date	1.2
Commitment Letters	4.12(a)
Commitment Party	4.12(a)
Company	Preamble

Company Benefit Plans	3.11(a)
Company Disclosure Letter	Preamble to Art. III
Company Employees	6.6(a)
Company Foreign Plan	3.11(a)
Company Option	2.5(a)
Company Reports	3.6(b)
Company Restricted Share	2.5(b)
Company Shares	2.1(a)
Company Stockholder Meeting	6.3(b)
Company Termination Fee	8.2(a)(i)
Company 2011 10-K	Preamble to Art. III
Confidentiality Agreement	6.2(b)
Continuation Period	6.6(a)
Debt Commitment Letters	4.12(a)
Debt Financing	4.12(a)
Dissenting Stockholders	2.1(c)
Effective Time	1.1(b)
End Date	8.1(b)
Equity Commitment Letters	4.12(a)
Equity Financing	4.12(a)
ERISA	3.11(a)
ERISA Affiliate	3.11(d)
Excluded Shares	2.1(c)
Exchange Fund	2.2(b)
Executive Officer	3.15(b)
Excluded Party	6.5(b)
Fairness Opinion	3.19
Financing	4.12(a)
Financing Parties	4.12(a)
GAAP	3.6(a)
Guarantee	Recitals
Guarantor	Recitals
HSR Condition	7.1(c)
Indebtedness	3.15(b)
Indemnified Party	6.7(b)
Insolvent	4.11
Intervening Event	6.5(d)
Leased Real Property	3.13(b)
Leases	3.13(b)
Material Contract	3.15(b)
Merger	1.1(a)
Merger Consideration	2.1(c)
Merger Shares	2.1(d)
Merger Sub	Preamble
Multiemployer Plan	3.11(a)
Negotiation Period	6.5(d)(ii)
New Plans	6.6(b)
Old Plans	6.6(b)
Paying Agent	2.2(a)
Parent	Preamble
Parent Board	Recitals
Parent Disclosure Letter	Preamble to Art. IV

Parent Termination Fee	8.2(a)(v)
Proxy Statement	3.18
Proxy Statement Clearance Date	6.3(a)
Qualifying Acquisition Proposal	8.2(a)(i)
Recent SEC Reports	Preamble to Art. III
Recommendation	3.4(a)
Record Date	6.3(b)
Required Approvals	3.5
Requisite Stockholder Vote	3.4(b)
Solicitation Period End-Date	6.5(a)
SOX	3.6(d)
SRO	3.5
Summary Articles of Merger	1.1(b)
Surviving Corporation	1.1(a)
Takeover Laws	3.4(a)
Transaction Obligation	3.15(b)
WARN Act	3.12

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger to be duly executed by their respective authorized officers as of the date first above written.

YOUNG INNOVATIONS HOLDINGS LLC
By:	/s/ William D. Drehkoff
Name: William D. Drehkoff
Title: Vice President and Secretary

YI ACQUISITION CORP.
By:	/s/ William D. Drehkoff
Name: William D. Drehkoff
Title: Vice President and Secretary

YOUNG INNOVATIONS, INC.
By:	/s/ Alfred E. Brennan
Name: Alfred E. Brennan
Title: Chief Executive Officer

APPENDIX B

SECTION 351.455 OF THE GENERAL AND BUSINESS CORPORATION LAW OF MISSOURI

§ 351.455. Shareholder entitled to appraisal and payment of fair value, when—remedy exclusive, when

1. Any shareholder shall be deemed a dissenting shareholder and entitled to appraisal under this section if such shareholder:

(1) Owns stock of a corporation which is a party to a merger or consolidation as of the record date for the meeting of shareholders at which the plan of merger or consolidation is submitted to a vote;

(2) Files with the corporation before or at such meeting a written objection to such plan of merger or consolidation;

(3) Does not vote in favor thereof if the shareholder owns voting stock as of such record date; and

(4) Makes written demand on the surviving or new corporation within twenty days after the merger or consolidation is effected for payment of the fair value of such shareholder’s shares as of the day before the date on which the vote was taken approving the merger or consolidation.

2. The surviving or new corporation shall pay to each such dissenting shareholder, upon surrender of his or her certificate or certificates representing said shares in the case of certificated shares, the fair value thereof. Such demand shall state the number and class of the shares owned by such dissenting shareholder. Any shareholder who:

(1) Fails to file a written objection prior to or at such meeting;

(2) Fails to make demand within the twenty-day period; or

(3) In the case of a shareholder owning voting stock as of such record date, votes in favor of the merger or consolidation;

shall be conclusively presumed to have consented to the merger or consolidation and shall be bound by the terms thereof and shall not be deemed to be a dissenting shareholder.

3. Notwithstanding the provisions of subsection 1 of section 351.230, notice under the provisions of subsection 1 of section 351.230 stating the purpose for which the meeting is called shall be given to each shareholder owning stock as of the record date for the meeting of shareholders at which the plan of merger or consolidation is submitted to a vote, whether or not such shareholder is entitled to vote.

4. If within thirty days after the date on which such merger or consolidation was effected the value of such shares is agreed upon between the dissenting shareholder and the surviving or new corporation, payment therefor shall be made within ninety days after the date on which such merger or consolidation was effected, upon the surrender of his or her certificate or certificates representing said shares in the case of certificated shares. Upon payment of the agreed value the dissenting shareholder shall cease to have any interest in such shares or in the corporation.

5. If within such period of thirty days the shareholder and the surviving or new corporation do not so agree, then the dissenting shareholder may, within sixty days after the expiration of the thirty-day period, file a petition in any court of competent jurisdiction within the county in which the registered office of the surviving or new corporation is situated, asking for a finding and determination of the fair value of such shares, and shall be entitled to judgment against the surviving or new corporation for the amount of such fair value as of the day prior to the date on which such vote was taken approving such merger or consolidation, together with interest thereon to the date of such judgment. The judgment shall be payable only upon and simultaneously with the surrender to the surviving or new corporation of the certificate or certificates representing said shares in the case of certificated shares. Upon the payment of the judgment, the dissenting shareholder shall cease to have any interest

B-1

in such shares, or in the surviving or new corporation. Such shares may be held and disposed of by the surviving or new corporation as it may see fit. Unless the dissenting shareholder shall file such petition within the time herein limited, such shareholder and all persons claiming under such shareholder shall be conclusively presumed to have approved and ratified the merger or consolidation, and shall be bound by the terms thereof.

6. The right of a dissenting shareholder to be paid the fair value of such shareholder’s shares as herein provided shall cease if and when the corporation shall abandon the merger or consolidation.

7. When the remedy provided for in this section is available with respect to a transaction, such remedy shall be the exclusive remedy of the shareholder as to that transaction, except in the case of fraud or lack of authorization for the transaction.

B-2

APPENDIX C

December 3, 2012

CONFIDENTIAL

Board of Directors

Young Innovations, Inc.

13705 Shoreline Court East

Earth City, Missouri 63045

The Board of Directors:

Young Innovations, Inc., a Missouri corporation (the “Company”), proposes to enter into an agreement and plan of merger (the “Agreement”) dated as of December 3, 2012, among Young Innovations Holdings LLC, a Delaware limited liability company (the “Buyer”), YI Acquisition Corp., a Missouri corporation and direct wholly-owned subsidiary of Buyer (“Merger Sub”), and the Company. As more fully described in the Agreement, (i) Merger Sub will be merged with and into the Company (the “Merger”) with the Company becoming a wholly owned subsidiary of Buyer, and (ii) each outstanding share of the common stock, $0.01 par value per share, of the Company (the “Common Stock”), outstanding immediately prior to the Effective Time (as defined in the Agreement), excluding Excluded Shares (as defined in the Agreement), will be converted into the right to receive $39.50 in cash (the “Consideration”).

In connection with your consideration of the Merger, you have requested our opinion as to the fairness, from a financial point of view, to the holders of the Common Stock (other than the Buyer and its affiliates) of the Consideration to be paid by the Buyer in the Merger. We express no opinion about the fairness of any amount or nature of the compensation or consideration (including any allocation of the Consideration) payable to any of the Company’s creditors, officers, directors or employees, or any class of such persons, or to any particular shareholder or the holders of a particular class or series of securities relative to the Consideration payable to the holders of the Common Stock. You have not asked us to express, and we are not expressing, any opinion with respect to any of the other financial or non-financial terms, conditions, determinations or actions with respect to the Merger.

As part of our investment banking business, we are engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

In conducting our investigation and analyses and in arriving at our opinion herein, we have reviewed such information and have taken into account such financial and economic factors, investment banking procedures and considerations as we have deemed relevant under the circumstances. In that connection, and subject to the various assumptions, qualifications and limitations set forth herein, we have, among other things: (i) reviewed certain internal information, primarily financial in nature, including financial forecasts for 2012—2017 concerning the business and operations of the Company (the “Forecasts”) furnished to us, and prepared, by the Company’s management for purposes of our analysis; (ii) reviewed certain publicly available information, including, but not limited, to the Company’s recent filings with the Securities and Exchange Commission and equity analyst research reports covering the Company prepared by our firm, including earnings estimates for the Company for the years ending 2012 and 2013; (iii) reviewed the principal financial terms of the draft Agreement dated December 3, 2012 in the form expected to be presented to the Company’s Board of Directors as they related to our analysis; (iv) compared the financial position and operating results of the Company with those of certain other publicly traded companies we deemed relevant; (v) compared the historical market prices, trading activity and market trading multiples of the Company’s Common Stock with those of certain other publicly traded companies we deemed relevant; (vi) compared the proposed Consideration payable by the Buyer in the Merger with the reported implied enterprise value of certain other business combinations we deemed relevant; (vii) considered the present values of the forecasted cash flows of the Company reflected in the Forecasts;

Board of Directors of

Young Innovations, Inc.

December 3, 2012

(viii) performed an illustrative leveraged buyout analysis; and (ix) reviewed certain potential pro forma financial effects of the Merger furnished to us, and prepared, by the Company’s management. We have held discussions with members of the Company’s senior management concerning the Company’s historical and current financial condition and operating results, as well as the future prospects of the Company. We have also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant for the preparation of this opinion. Baird was not requested to and did not solicit third party indications of interest prior to preparing this Fairness Opinion. As a part of our engagement, we were requested by you to solicit third party indications of interest in acquiring all or any part of the Company following the acceptance of the Agreement. As such, upon execution of the Agreement, we plan to launch a 40-day go-shop period to solicit superior offers from potential third-party acquirers.

In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of all of the financial and other information that was publicly available or provided to us by or on behalf of the Company. We have not independently verified any information supplied to us by the Company or the Buyer concerning the parties to the Merger that formed a substantial basis for our opinion. We have not been engaged to independently verify, have not assumed any responsibility to verify, assume no liability for, and express no opinion on, any such information, and we have assumed, without independent verification, that the Company is not aware of any information prepared by it or its advisors that might be material to our opinion that has not been provided to us. We have assumed, without independent verification, that: (i) all assets and liabilities (contingent or otherwise, known or unknown) of the Company are as set forth in the Company’s financial statements provided to us; (ii) the financial statements of the Company provided to us present fairly the results of operations, cash flows and financial condition of the Company for the periods, and as of the dates, indicated and were prepared in conformity with U.S. generally accepted accounting principles consistently applied; (iii) the Forecasts for the Company were reasonably prepared on bases reflecting the best available estimates and good faith judgments of the Company’s senior management as to the future performance of the Company, and we have relied, without independent verification, upon such Forecasts in the preparation of this opinion, although we express no opinion with respect to the Forecasts or any judgments, estimates, assumptions or basis on which they were based, and we have assumed, without independent verification, that the Forecasts currently contemplated by the Company’s management used in our analysis will be realized in the amounts and on the time schedule contemplated; (iv) the Merger will be consummated in accordance with the terms and conditions of the Agreement without any amendment thereto and without waiver by any party of any of the material conditions to their respective obligations thereunder; (v) the representations and warranties contained in the Agreement are true and correct and that each party will perform all of the covenants and agreements required to be performed by it under such Agreement; and (vi) all corporate, governmental, regulatory or other consents and approvals (contractual or otherwise) required to consummate the Merger have been, or will be, obtained without the need for any changes to the Consideration or other financial terms or conditions of the Merger or that would otherwise materially affect the Company or our analysis. We have relied, without independent verification, as to all legal and tax matters regarding the Merger on the advice of legal counsel to the Company. In conducting our review, we have not undertaken or obtained an independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise, known or unknown) or solvency of the Company nor have we made a physical inspection of the properties or facilities of the Company. We have not considered any expenses or potential adjustments to the Consideration relating to the Merger as part of our analysis. In each case above, we have made the assumptions and taken the actions or inactions described above with your knowledge and consent.

Our opinion necessarily is based upon economic, monetary and market conditions as in effect on, and the information made available to us as of, the date hereof, and our opinion does not predict or take into account any changes which may occur, or information which may become available, after the date hereof. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise, or reaffirm this opinion. Furthermore, we express no opinion as to the price or trading range at which any

Board of Directors of

Young Innovations, Inc.

December 3, 2012

of the Company’s securities (including the Company’s Common Stock) will trade following the date hereof or as to the effect of the Merger (or announcement thereof) on such price or trading range. Such price and trading range may be affected by a number of factors, including but not limited to: (i) dispositions of the Common Stock of the Company by shareholders within a short period of time after, or other market effects resulting from, the announcement and/or effective date of the Merger; (ii) changes in prevailing interest rates and other factors which generally influence the price of securities; (iii) adverse changes in the current capital markets; (iv) the occurrence of adverse changes in the financial condition, business, assets, results of operations or prospects of the Company or in the Company’s industry; (v) any necessary actions by, or restrictions of, federal, state or other governmental agencies or regulatory authorities; and (vi) timely completion of the Merger on terms and conditions that are acceptable to all parties to the Merger.

Our opinion has been prepared at the request and for the internal and confidential information of the Board of Directors of the Company, and may not be relied upon, used for any other purpose or disclosed to any other party without our prior written consent; provided, however, that this letter may be reproduced in full in the Proxy Statement to be provided to the Company’s shareholders in connection with the Merger. Any description or reference to us or our opinion in the Proxy Statement (or any other publicly available document or regulatory filing), however, shall be subject to our prior review and approval. This opinion does not address the relative merits or risks of: (i) the Merger, the Agreement or any other agreements or other matters provided for, or contemplated by, the Agreement; (ii) any other transactions that may be, or might have been, available as an alternative to the Merger; or (iii) the Merger compared to any other potential alternative transactions or business strategies considered by the Company’s Board of Directors and, accordingly, we have relied upon our discussions with the senior management of the Company with respect to the availability and consequences of any alternatives to the Merger. This opinion does not constitute a recommendation to any shareholder of the Company as to how any such shareholder should vote with respect to the Merger or whether any shareholder of the Company should tender shares of the Company’s Common Stock in any tender offer.

We have acted as financial advisor to the Company in connection with the Merger and will receive a fee (a “Transaction Fee”) for our services, substantially all of which is contingent upon the consummation of the Merger. We will also receive a separate fee for rendering this opinion, which fee is not contingent upon the consummation of the Merger, but is fully creditable against the Transaction Fee (if paid). In addition, the Company has agreed to reimburse us for our out-of-pocket costs and to indemnify us against certain liabilities that may arise out of our engagement. We will not receive any other significant payment or compensation contingent upon the successful completion of the Merger.

In the past, we have provided financial advisory services to the Company for which we received our customary compensation. Within the past two years, we have also provided financial advisory services to BarrierSafe Solutions International, Inc., a portfolio company that was affiliated with the controlling equity owner of Buyer, in connection with the sale of that company, for which we received customary compensation. No material relationship between the Company, the Buyer or any other party or affiliate to the Merger is mutually understood to be contemplated in which any compensation is intended to be received.

We are a full service securities firm. As such, in the ordinary course of our business, we may from time to time provide investment banking, advisory, brokerage and other services to clients that may be competitors or suppliers to, or customers, employees or security holders of, the Company or the Buyer or that may otherwise participate or be involved in the same or a similar business or industry as the Company or the Buyer. We may also from time to time trade the securities of the Company (including the Company’s Common Stock) for our own account or the accounts of our customers and, accordingly, may at any time hold long or short positions or effect transactions in such securities. Our firm has also prepared equity analyst research reports from time to time regarding the Company, and has served as a market maker in the Company’s Common Stock. We have also

Board of Directors of

Young Innovations, Inc.

December 3, 2012

served as broker in assisting officers and employees of the Company in connection with their stock option exercises and served as the Company’s broker-dealer in connection with the Company’s stock buyback program, for which we received, in each case, commission-based compensation.

Our opinion was approved by our firm’s internal fairness committee, none of the members of which were involved in providing financial advisory services on our behalf to the Company in connection with the Merger.

Based upon and subject to the foregoing, including the various assumptions, qualifications and limitations set forth herein, we are of the opinion that, as of the date hereof, the Consideration to be paid by the Buyer in the Merger is fair, from a financial point of view, to the holders of the Common Stock (other than the Buyer and its affiliates).

Very truly yours,

/s/ Robert W. Baird & Co. Incorporated

ROBERT W. BAIRD & CO. INCORPORATED

APPENDIX D

VOTING TRUST AGREEMENT

This Voting Trust Agreement (this “Agreement”) is made and entered into effective as of the date set forth on the signature page, by and among Young Innovations Holdings LLC, as voting trustee (the “Voting Trustee”), on the one hand, and The George E. Richmond 2006 Irrevocable Trust, The George E. Richmond Trust Under Agreement dated January 14, 1975, Richmond Foundation, Alfred E. Brennan, and Arthur L. Herbst Jr. (each a “Shareholder” and collectively, the “Shareholders”), on the other hand.

PREAMBLE

WHEREAS, the parties to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of the same date hereof, by and among Young Innovations Holdings LLC, a Delaware limited liability company (“Parent”), YI Acquisition Corp., a Missouri corporation and a direct wholly-owned subsidiary of Parent (“Merger Sub”), and Young Innovations, Inc., a Missouri corporation (the “Company”) intend for the Parent to acquire the Company on terms and conditions set forth in the Merger Agreement;

WHEREAS, the respective boards of directors of Parent, Merger Sub and the Company have approved the Merger Agreement and declared it advisable for Parent, Merger Sub and the Company, respectively, to enter into the Merger Agreement;

WHEREAS, the Shareholders desire to enter into this Agreement concurrently with the execution of the Merger Agreement and as a condition and inducement to Parent’s and Merger Sub’s willingness to enter into the Merger Agreement,

WHEREAS, as of the date hereof, the Shareholders hold in the aggregate 2,350,091 shares of common stock, par value $0.01 per share (the “Shares”), of the Company,

WHEREAS, the Shareholders deem it necessary and advisable and in their best interests to deposit their Shares with the Voting Trustee, subject to the terms and conditions herein, and

WHEREAS, The Voting Trustee has consented to act under this Agreement for the purposes herein provided.

In consideration of the premises, the parties agree as follows:

1. CREATION OF TRUST. Each Shareholder shall deposit with the Voting Trustee the certificates for all of such Shareholder’s Shares. The stock certificates representing the Shares shall be endorsed in the name of the Voting Trustee, or accompanied by such instruments of transfer as to enable the Voting Trustee to cause such certificates to be transferred into the name of the Voting Trustee as herein provided. Upon receipt by the Voting Trustee of the stock certificates and the transfer of the same unto the name of the Voting Trustee, the Voting Trustee shall hold the same in trust subject to the terms of this Agreement. The Voting Trustee shall issue and deliver to each Shareholder a Voting Trust Certificate in the form of Exhibit A attached hereto and incorporated herein by this reference (the “Certificate”). This Voting Trust shall be known as the “Voting Trust dtd. December 3, 2012.”

2. TRANSFER OF LEGAL OWNERSHIP TO TRUSTEES. Each stock certificate transferred and delivered to the Voting Trustee pursuant to this Agreement shall be surrendered by the Voting Trustee to the Company and cancelled, and a new stock certificate shall be issued to, and legal title shall be held by, the Voting Trustee in the name of “Young Innovations Holdings LLC, as Voting Trustee,” pursuant to the terms and conditions of this Agreement.

3. CASH AND STOCK DISTRIBUTIONS. If any cash dividend or distribution in respect of the Shares deposited with Voting Trustee is paid by the Company, then the Voting Trustee shall promptly distribute the same to the respective Shareholder. If any dividend or distribution in respect of the Shares deposited with the Voting Trustee is paid, in whole or in part, in stock of the Company, the Voting Trustee shall likewise hold, subject to the terms of this Agreement, the stock certificates that are received by the Voting Trustee on account of such dividend or distribution, and the respective Shareholder shall be entitled to receive a Certificate issued under this Agreement for the number of shares and series of stock of the Company received as such dividend or distribution.

4. OTHER DISTRIBUTIONS. If any distribution in respect of the Shares deposited with the Voting Trustee is paid by the Company other than in cash or in stock of the Company, then the Voting Trustee shall distribute the same to the respective Shareholder.

5. VOTING POWER OF TRUSTEES. Until the termination of this Agreement as provided in Section 9, the Voting Trustee shall have the right, subject to the provisions of this Agreement, to exercise in person, all rights and powers of a stockholder in respect of the Shares, deposited hereunder, including, but not limited to, the right to vote thereon and to take part in or consent to any corporate stockholder’s action of any kind whatsoever. The Voting Trustee shall further have the right to vote for the election of directors and in favor of or against any resolution or proposed action of any character whatsoever that may be presented at any meeting or require the consent of stockholders of the Company.

6. LIABILITY OF TRUSTEES. The Voting Trustee shall not be personally responsible with respect to any action taken pursuant to its vote so cast in any matter whatsoever or act committed or omitted to be done under this Agreement, provided such commission or omission does not amount to willful misconduct or gross negligence on its part, and provided also that the Voting Trustee at all times exercise good faith in such matters. In performing any and all other obligations under this Agreement, the Voting Trustee shall likewise use its best judgment and at all times exercise good faith in such matters, and the Voting Trustee shall not be personally responsible with respect to any matter whatsoever or act committed or omitted to be done under this Agreement, provided such commission or omission does not amount to willful misconduct or gross negligence on its part.

7. TRANSFERS.

7.1 Transfers Restricted. Except as otherwise provided in this Agreement or as otherwise agreed by all shareholders of the Company, no Shareholder shall Transfer, nor permit the Transfer, of all or any portion of such Shareholder’s Certificate, except as permitted hereunder. For purposes of this Section, “Transfer” means to sell, donate, assign, hypothecate, transfer, sever a joint tenancy, bequeath, exchange, pledge, mortgage, place in trust or otherwise dispose (voluntarily or involuntarily) of any interest in any Certificate.

7.2 Transfers Allowed. The parties hereto acknowledge and agree that, subject to the preceding section, the following Transfers of Certificates by a Shareholder shall be a “Permitted Transfer” and shall not be subject to the general restrictions provided for under the preceding paragraph, provided that the requirements of Section 8 are complied with:

(a) Any transfer by a Shareholder of such Shareholder’s Certificates to a Living Trust, as defined below, shall not be considered to be a Transfer prohibited by this Agreement, and shall be permitted as provided herein if permitted by relevant law, provided that such Transfer is not otherwise prohibited by any loan agreement or other covenant to which the Corporation is a party. For all purposes of this Agreement, after a Transfer of any Certificates, or parts thereof, to a Living Trust, the Certificates shall still be considered as owned by the individual Shareholder, and all references to the death or disability of a Shareholder or the involuntary transfer of the Certificates of a Shareholder, or any other provision that would apply to an individual and not a trust, shall be considered as applying to the individual Shareholder who is the grantor of the Living Trust. However, any payments to be made to the Shareholder as a Shareholder (such as dividends, liquidating distributions and payments in exchange for the Certificates owned by the Living Trust) shall be made to the Living Trust. As used herein, the term “Living Trust” shall mean a trust of which the individual Shareholder is the sole grantor and is initial trustee or co-trustee, over which the individual Shareholder has the full right of revocation, and which will function during the Shareholder’s life primarily for the benefit of the Shareholder; provided, however, a subsequent amendment to the Living Trust shall constitute a Transfer of Certificates prohibited by this Agreement, unless otherwise permitted herein, if such amendment would do either of the following: (i) remove the grantor Shareholder as a trustee even though the Shareholder is still alive and competent, or (ii) cause the Living Trust to function during the Shareholder’s life other than primarily for the Shareholder’s benefit. The trustees, successor trustees, and all present and future beneficiaries of the Living Trust shall be fully bound by the provisions of this Agreement. Any notices required to a Shareholder whose Certificates have been transferred to a Living Trust shall be sent to the individual Beneficiary as trustee of the Living Trust, or any successor trustee of which the Corporation has been notified in writing.

(b) A pledge, hypothecation, assignment or other transfer for security purposes only and not involving a change in voting rights with respect to any Certificates;

(c) A disposition made to another person who at the time of the Transfer, is a Shareholder;

(d) Any sale, exchange, transfer, gift or any other disposition (including any disposition by will or intestate succession) made by a Shareholder to his or her parent, sibling, spouse or children, grandchildren, children of any sibling, or any trustee, guardian or custodian for the benefit of any such persons, so long as no disposition to a minor or incompetent shall be made other than in trust for the benefit of such person or in custodianship under the Uniform Transfers to Minors Act or similar legislation and either:

(i) The Voting Trustee possess any voting and control rights associated with the Certificate or any underlying Shares into which the Certificate may be reverted; or

(ii) if the Transfer is approved by the others shareholders of the Company.

7.3 Subject to Agreement. Any Certificate, or part thereof, transferred pursuant to the provisions of this Section shall remain subject to this Agreement. Any transferee thereof under this Section shall for all purposes of this Agreement become a Shareholder.

8. CONDITIONS TO TRANSFER.

8.1 Effectiveness of Transfer. Any Transfer of a Shareholder’s Certificate, or part thereof, pursuant to Section 7 shall not become effective unless and until:

(a) prior written notice of such Transfer has been given by the Shareholder making such Transfer to the Voting Trustee stating the name and address of the permitted transferee and the number of Certificates, or parts thereof, that are the subject of such Transfer; and

(b) such transferee shall acknowledge acceptance of this Agreement (and derivatively, the Shareholders’ Agreement) by executing and delivering to the Voting Trustee an instrument, in form and substance acceptable to counsel for the Voting Trustee, whereby such permitted transferee agrees to hold such Certificates subject to the terms, conditions, restrictions, and options set forth in this Agreement.

9. TERMINATION. This Voting Trust shall immediately terminate upon the earlier to occur:

(a) By the Voting Trustee in writing;

(b) Upon the dissolution or written resignation of the Voting Trustee;

(c) Upon the Shareholders selling all of the Shares;

(d) A Change in Recommendation;

(e) The entry without the prior written consent of the Shareholder into any amendment or modification to the Merger Agreement or any waiver of any of the Company’s rights under the Merger Agreement, in each case, that results in a decrease in the Merger Consideration;

(f) The date of termination of the Merger Agreement; or

(g) The End Date, if not already terminated under (a), (b), (c), (d), (e) or (f) of this Section.

Upon the occurrence of any of the above-described events giving rise to the termination of this Agreement, the Voting Trustee, as its final official act hereunder, shall immediately thereafter cause certificates for the Shares represented by the Certificates to be issued in the name of the Shareholders (or their successors) and shall distribute the same in exchange for its Certificates; provided, however, that if there is no remaining Voting Trustee, the Certificate holder shall be entitled to take such actions upon presenting its Certificate to the Company.

10. COMPENSATION. The Voting Trustee shall serve without compensation. The Voting Trustee shall have the right to incur and pay such reasonable expenses and charges, and to employ and pay such agents, attorneys and counsel, as they may deem necessary and proper for carrying this Agreement into effect. Any such expenses or charges incurred by and due to the Voting Trustee may be deducted from the dividends or other moneys or property received by the Voting Trustee on the Shares deposited hereunder, or may be charged to and paid by the Shareholders. Nothing herein contained shall disqualify the Voting Trustee or incapacitate it from serving the Company as an officer or director, or in any other capacity, and in any such other capacity receiving compensation.

11. EFFECT OF INVALIDITY. In the event the establishment of this Agreement or the Voting Trust hereunder is void or voidable and is so determined by a court of competent jurisdiction, which determination becomes final, such determination shall not invalidate or effect any action by the Company, its shareholders or directors taken in reliance upon the validity of this Agreement. Further, in the event this Agreement or the Voting Trust hereunder is void or voidable and is so determined by a court of competent jurisdiction, the parties hereto agree that this Agreement shall be construed and determined to be a voting agreement.

12. RESIGNATION OR DISSOLUTION OF VOTING TRUSTEE. Upon the dissolution or written resignation of the Voting Trustee, there shall not be a successor Voting Trustee for such Voting Trustee, and such Voting Trustee shall no longer be considered a party to this Agreement.

13. SHAREHOLDER REQUIREMENT. Notwithstanding anything in this Agreement to the contrary, a condition to serving as the Voting Trustee under this Agreement is that the Voting Trustee shall own, either individually or through a trust, stock in the Company. At such time as the Voting Trustee does not own any stock in the Company, either individually or through a trust, the Voting Trustee shall have no rights or voting powers under this Agreement whatsoever and shall no longer be considered a party to this Agreement.

14. MISCELLANEOUS.

14.1 Entire Agreement. This Agreement, Exhibit A and the Merger Agreement and the documents mentioned herein set forth the entire agreement and understanding of the parties with respect to the subject matter referenced herein, and supersede any prior agreements or understandings, whether oral or written, with respect to the subject matter herein. The terms herein may not be changed verbally but only by an instrument in writing signed by all parties hereto. All capitalized terms used but not defined herein shall have the meaning ascribed to them in the Merger Agreement.

14.2 Governing Law. This Agreement is established pursuant to the provisions of the laws of the State of Missouri, without regard to conflict of law principles.

14.3 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be considered an original. Facsimile copies of this Agreement will have the same force and effect as originals.

14.4 Successors Bound. This Agreement shall be binding on the parties hereto and their respective heirs, executors, administrators, personal and legal representative and permitted successors. No party shall be entitled to assign its rights under this Agreement.

14.5 Construction. Words of the masculine gender shall be deemed to include the feminine or neuter genders, and vice versa, where applicable. Words of the singular number shall be deemed to include the plural number, and vice versa, where applicable. Section and Exhibit references are to sections and exhibits of this Agreement unless otherwise noted, and the exhibits of this Agreement are incorporated herein by this reference.

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IN WITNESS WHEREOF, the parties have executed this Voting Trust Agreement as of December 3, 2012.

VOTING TRUSTEE:

Young Innovations Holdings LLC

By:	/s/ William D. Drehkoff
Name: William D. Drehkoff
Title: Vice President and Secretary

SHAREHOLDERS:

THE GEORGE E. RICHMOND 2006 IRREVOCABLE TRUST

/s/ Alfred E. Brennan
Alfred E. Brennan, as co-trustee of The George E. Richmond 2006 Irrevocable Trust

/s/ George E. Richmond
George E. Richmond, as co-trustee of The George E. Richmond 2006 Irrevocable Trust

THE GEORGE E. RICHMOND TRUST UNDER AGREEMENT DATED January 14, 1975

/s/ George E. Richmond
George E. Richmond, as co-trustee of the George E. Richmond Trust Under Agreement, dated January 14, 1975

/s/ Richard Richmond
Richard Richmond, as co-trustee of the George E. Richmond Revocable Trust Under Agreement, dated January 14, 1975

Signature Page to Voting Trust Agreement

Richmond Foundation

By:	/s/ George E. Richmond
Name: George E. Richmond
Title: President

/s/ Alfred E. Brennan
Alfred E. Brennan

/s/ Arthur L. Herbst Jr.
Arthur L. Herbst Jr.

Signature Page to Voting Trust Agreement

EXHIBIT A

VOTING TRUST CERTIFICATE

VOTING TRUST AGREEMENT

YOUNG INNOVATIONS, INC.

NUMBER:

THIS CERTIFIES that the [Shareholder Name] has deposited with Young Innovations Holdings LLC, as Voting Trustee, pursuant to the terms and conditions of the Voting Trust Agreement dated effective as of December 3, 2012 (the “Voting Trust Agreement”),                      (            ) shares of common stock having general voting power in Young Innovations, Inc., a Missouri corporation.

THE INTEREST REPRESENTED BY THIS CERTIFICATE SHALL NOT BE SOLD, TRANSFERRED, CONVEYED, ASSIGNED, MORTGAGED, OR PLEDGED IN WHOLE OR IN PART, EXCEPT IN ACCORDANCE WITH THE TERMS OF THE VOTING TRUST AGREEMENT.

IN WITNESS WHEREOF, the Voting Trustees have caused this Certificate to be executed effective as of                     .

VOTING TRUSTEES:

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Special Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

+
A	Proposals — The Board of Directors recommends a vote FOR proposals 1, 2 and 3.

		For	Against	Abstain		For	Against	Abstain
1.	Adopt the Merger Agreement To adopt the Agreement and Plan of Merger, dated as of December 3, 2012, by and among Young Innovations Holdings LLC, YI Acquisition Corp. and Young Innovations, Inc.	☐	☐	☐	2. Advisory, Non-binding vote on the “Golden Parachute” Compensation To approve, on an advisory (non-binding) basis, the “golden parachute” compensation.	☐	☐	☐

		For	Against	Abstain
3.	Adjournment To adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or other representative capacity, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — YOUNG INNOVATIONS, INC.

Proxy for the Special Meeting of Shareholders — January 30, 2013

This Proxy is solicited on behalf of the Board of Directors

The undersigned shareholder of YOUNG INNOVATIONS, INC., a Missouri corporation (the “Company”), hereby constitutes and appoints Alfred E. Brennan and Katherine S. Cosic, and each of them, as Attorneys and Proxies (with full power of substitution in each), and authorizes them to represent the undersigned at the Special Meeting of Shareholders of the Company to be held on January 30, 2013, at 10:00 AM Central Time at the offices of McDermott Will & Emery LLP, 227 West Monroe Street, Chicago, Illinois 60606, and at any adjournment or postponement thereof, and to vote the common stock of the Company held by the undersigned as designated below on proposals 1, 2 and 3 and in their discretion on all other matters coming before the Special Meeting.

This Proxy, when properly executed, will be voted in the manner directed by the shareholder, but if no direction is made, this Proxy will be voted FOR proposals 1, 2 and 3.

The signer hereby revokes all proxies heretofore given to vote at said meeting or any adjournment thereof.

PLEASE MARK (ON REVERSE SIDE), SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.